Kemper Variable  Series


                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 2000

Kemper Money Market Portfolio

Kemper Government Securities Portfolio

Kemper Investment Grade Bond Portfolio

Kemper High Yield Portfolio

Kemper Total Return Portfolio

Kemper Blue Chip Portfolio

Kemper Growth  Portfolio

Kemper  Aggressive  Growth  Portfolio

Kemper Horizon 20+ Portfolio

Kemper Horizon 10+ Portfolio

Kemper Horizon 5 Portfolio

Kemper Small Cap Growth Portfolio

Kemper Technology Growth Portfolio

Kemper Value+Growth Portfolio

Kemper  Contrarian Value Portfolio

KVS Dreman High
Return  Equity  Portfolio

KVS  Focused Large Cap Growth  Portfolio

KVS  Growth And
Income Portfolio

KVS Growth Opportunities  Portfolio

KVS Index 500 Portfolio

Kemper Small Cap Value Portfolio

KVS Dreman Financial Services Portfolio

Kemper Strategic Income Portfolio

Kemper Global Blue Chip Portfolio

Kemper New Europe Portfolio

Kemper International Portfolio



                                                   [LOGO] KEMPER VARIABLE SERIES

Contents
--------------------------------------------------------------------------------

  3       Economic Overview

Management Summary, Performance Update, Portfolio Of Investments, Financial Statements, Financial Highlights For:

  6       Kemper Money Market Portfolio

 10       Kemper Government Securities Portfolio

 16       Kemper Investment Grade Bond Portfolio

 21       Kemper High Yield Portfolio

 30       Kemper Total Return Portfolio

 37       Kemper Blue Chip Portfolio

 42       Kemper Growth Portfolio

 48       Kemper Aggressive Growth Portfolio

 53       Kemper Horizon 20+ Portfolio

 63       Kemper Horizon 10+ Portfolio

 73       Kemper Horizon 5 Portfolio

 83       Kemper Small Cap Growth Portfolio

 89       Kemper Technology Growth Portfolio

 94       Kemper Value+Growth Portfolio

 101      Kemper Contrarian Value Portfolio

 106      KVS Dreman High Return Equity Portfolio
          (formerly Kemper-Dreman High Return Equity Portfolio)

 112      KVS Focused Large Cap Growth Portfolio

 117      KVS Growth And Income Portfolio

 124      KVS Growth Opportunities Portfolio

 129      KVS Index 500 Portfolio (formerly Kemper Index 500 Portfolio)

 140      Kemper Small Cap Value Portfolio

 148      KVS Dreman Financial Services Portfolio
          (formerly Kemper-Dreman Financial Services Portfolio)

 153      Kemper Strategic Income Portfolio
          (formerly Kemper Global Income Portfolio)

 158      Kemper Global Blue Chip Portfolio

 165      Kemper New Europe Portfolio
          (formerly Kemper International Growth and Income Portfolio)

 172      Kemper International Portfolio

 180      Notes To Financial Statements

The opinions and forecasts expressed are those of the portfolio managers as of December 31, 2000, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any specific security.


                           2 | Kemper Variable Series

Economic Overview
--------------------------------------------------------------------------------

Dear Contract Holder:

        The global economy grew faster than it has in over a decade during the first half of 2000, but the news got worse as the year wore on. The leading indicators suggest the economy may be flirting with zero growth during the early months of this new year. Corporate profit problems, which foretold economic difficulty in our last market review, continue to surface at companies in a variety of industries. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

         Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of
December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company-- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co.-- warned of reduced profits. We believe that there is fire amid this smoke. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

        A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. However, from September through November, bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment-grade borrowers, but lower-quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

        A third factor affecting our analysis is consumer spending. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent in 1999 to zero in 2000. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about the future. The Commerce Department reported sales at retail stores fell 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected.

        As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of 3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.


                           3 | Kemper Variable Series

--------------------------------------------------------------------------------
Economic Guideposts
--------------------------------------------------------------------------------

     Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

          The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                    Now        6 months                2 years
                                 (12/31/00)      ago     1 year ago      ago

10-Year Treasury Rate^1              5.2         6.1         6.3          4.6
Prime Rate^2                         9.0         9.5         8.5          7.75
Inflation Rate^3*                    3.3         3.2         2.6          1.6
The U.S. Dollar^4                    8.7         0.7         0.5         -2.0
Capital Goods Orders^5*             15.5        14.6         7.3        -13.6
Industrial Production^5*             4.7         6.4         5.1          3.0
Employment Growth^6                  1.5         2.4         2.2          2.4

^1 Falling interest rates in recent years have been a big plus for financial assets.

^2   The interest rate that commercial lenders charge their best borrowers.

^3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

^4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

^5   These influence corporate profits and equity performance.

^6   An influence on family income and retail sales.

^*   Data as of November 30, 2000.

Source: Economics Department, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------

        The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the times when inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in at around 2.75 percent, with even more good news on inflation in 2002.

        Analysts began to believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, would lead the Fed to cut interest rates early this year. On January 3, Fed Chairman Alan Greenspan came through with a surprise inter-meeting rate cut of half a percentage point. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he will not hesitate to cut rates more if he becomes convinced the economy requires it. This won't stop the economy


                           4 | Kemper Variable Series
from slowing down, but it will prevent it from falling off a cliff. Therefore, the second half of 2001 is likely to be a little better than the early going.

        The risk of a slowing economy -- and continued volatility in capital markets -- over the coming months is real. However, we believe that economic and technological changes will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Maureen F. Allyn
Managing Director
Zurich Scudder Investments, Inc.


January 3, 2001


The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc., as of January 3, 2001, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

To obtain a Kemper Variable Series prospectus, talk to your financial representative. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                           5 | Kemper Variable Series

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Money Market Portfolio

During fiscal year 2000, strong economic growth prompted the Federal Reserve Board to raise its short-term interest-rate target three times by a total of 100 basis points (1 percentage point) to 6.50%. The government also initiated a buyback plan for 30-year Treasuries. The buyback boosted long-term bond prices even as the Fed has tightened short-term credit.

Between December 31, 1999, and December 31, 2000, yields for three-month Treasury bills rose 58 basis points (0.58 percentage point) while yields for long-term bonds fell 114 basis points (1.14 percentage points). At year's end, three-month Treasury bills yielded 5.90%, only 56 basis points more than 30-year Treasury bonds.

To maintain maximum portfolio flexibility, we kept average maturity in a 20- to 45-day range during the year, increasing maturity as economic growth appears to slow. In the coming months, we expect to continue to keep the Kemper Money Market Portfolio's average maturity within a 30- to 45-day range, given mixed signals about the weakness of the U.S. economy.

We continue to emphasize first-tier commercial paper, and we are being very conscious of credit quality because the U.S. economy is flirting with recession. We always buy high quality, but we are now looking to hold only the most pristine credits available. Industries that are having some difficulties right now, such as the auto industry, which faces declining sales and deteriorating fundamentals, are places we'll avoid.

Frank J. Rachwalski, Jr.
Lead Portfolio Manager

An investment in the Kemper Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.

                          6 | Kemper Variable Series --
                            | Kemper Money Market Portfolio

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Kemper Money Market Portfolio

                                                     Principal
                                                    Amount ($)    Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.4%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $3,548,344 on 1/2/2001***                                    ---------------
    (Cost $3,546,000) ..........................     3,546,000     3,546,000
                                                                 ---------------
--------------------------------------------------------------------------------
Certificates of Deposit 16.4%
--------------------------------------------------------------------------------

 Allfirst Bank Note, 6.77%, 9/7/2001 ...........     5,000,000     5,000,000
 Amex Centurian Bank, 6.67%-6.75%,
    6/5/2001-6/19/2001 .........................     7,500,000     7,499,679
 Bank of America, 6.67%, 3/2/2001 ..............     5,000,000     5,000,000
 CIBC New York, 6.62%-6.58%,
    7/3/2001-9/21/2001 .........................    10,000,000     9,996,757
 Comerica, Inc., 6.67%, 1/12/2001 ..............     2,500,000     2,499,970
 First Union National Bank, 6.68%,
    3/2/2001 ...................................     2,500,000     2,500,000
 Harris Trust & Savings Bank, 6.66%,
    6/12/2001 ..................................     5,000,000     4,999,112
 Key Bank, 6.69%, 5/25/2001 ....................     5,000,000     4,999,289

--------------------------------------------------------------------------------
Total Certificates of Deposit (Cost $44,494,807)    42,494,807
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commercial Paper 82.2%
--------------------------------------------------------------------------------

 Associates Corporation, 6.55%,
    6/15/2001 ..................................     5,000,000     5,000,000
 Banco de Galicia y Buenos Aires S.A.,
    6.47%, 3/23/2001* ..........................    10,000,000     9,854,425
 Bavaria Finance Funding, 6.49%-
    6.59%, 1/8/2001- 3/19/2001* ................    13,000,000    12,882,542
 British Telecommunications, 6.49%,
    3/26/2001* .................................    10,000,000     9,848,567
 CIT Group Holdings, Inc., 6.61%-
    6.64%, 3/27/2001-5/9/ .......................   10,000,000     9,998,339
 CXC, Inc., 6.49%-6.56%,
    1/22/2001-3/5/2001* ........................    15,000,000    14,867,292
 Comerica Bank, 6.64%, 4/14/2001** .............     2,500,000     2,499,808

                                                     Principal
                                                    Amount ($)    Value ($)
--------------------------------------------------------------------------------

 Corporate Asset Funding, 6.55%,
    2/6/2001* ..................................     5,000,000     4,967,250
 Corporate Receivables Corp., 6.6%,
    1/11/2001* .................................    10,000,000     9,981,667
 Countrywide Home Loan, 6.72%,
    5/21/2001 ..................................    10,000,000    10,000,000
 Daimler Chrysler Holdings, 6.79%,
    11/8/2001 ..................................     2,000,000     2,000,000
 General Electric Capital Corp., 6.31%,
    5/4/2001* ..................................     5,000,000     4,892,204
 Giro Funding Corp., 6.55%,
    2/15/2001* .................................    10,000,000     9,918,125
 Goldman Sachs & Co., 6.4%,
    5/24/2001 ..................................    10,000,000    10,000,000
 Heller Financial, 6.25%-6.97%,
     3/1/2001-7/17/2001 ........................    11,050,000    11,045,319
 Household Finance Corp., 6.71%,
    7/20/2001 ..................................     4,500,000     4,497,863
 Jupiter Securitization, 6.6%,
    1/4/2001 ...................................    10,000,000     9,994,500
 Moat Funding, LLC, 6.46%,
    4/26/2001* .................................    10,000,000     9,793,639
 NATC California, LLC, 6.55%,
    1/25/2001* .................................     6,000,000     5,973,800
 Prudential Funding Corp., 6.54%,
    1/18/2001* .................................     5,000,000     4,984,558
 SMM Trust, 6.73%, 3/14/2001 ...................     8,000,000     8,000,000
 Scaldis Capital, LLC, 6.55%,
    2/26/2001* .................................     7,649,000     7,571,065
 Sheffield Receivables Corp., 6.58%,
    1/31/2001* .................................     5,000,000     4,972,583
 Sigma Finance, Inc., 6.48%,
    3/8/2001* ..................................    10,000,000     9,881,200
 Sinochem America, 6.49%, 3/5/2001* ............    10,000,000     9,886,425
 Stellar Funding Group, 6.59%,
    1/24/2001-1/25/2001* .......................    10,102,000    10,058,425

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $210,369,596)                       213,369,596
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $259,410,403) (a)                                       259,410,403
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Money Market Portfolio of Investments
--------------------------------------------------------------------------------

*    Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of December 31, 2000.

*** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)  The cost for federal income tax purposes was $259,410,403.


    The accompanying notes are an integral part of the financial statements.


                          7 | Kemper Variable Series --
                            | Kemper Money Market Portfolio

Financial Statements
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
---------------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $259,410,403) ......................   $259,410,403
Cash .........................................................................         17,267
Interest receivable ..........................................................        626,266
Receivable for Portfolio shares sold .........................................     19,693,116
                                                                                 ------------------
Total assets .................................................................    279,747,052

Liabilities
---------------------------------------------------------------------------------------------------
Dividends payable ............................................................        720,537
Payable for Portfolio shares redeemed ........................................            281
Accrued management fee .......................................................        117,264
Accrued Trustees' fees and expenses ..........................................         27,398
Other accrued expenses and payables ..........................................         55,362
                                                                                 ------------------
Total liabilities ............................................................        920,842
---------------------------------------------------------------------------------------------------
Net assets, at value                                                             $278,826,210
---------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------
Net assets consist of:
Paid-in capital ..............................................................    278,826,210
---------------------------------------------------------------------------------------------------
Net assets, at value                                                             $278,826,210
---------------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($278,826,210 /
   278,826,210 outstanding shares of beneficial interest, $.01                   ------------------
   par value, unlimited number of shares authorized) .........................   $      1.000
                                                                                 ------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 15,558,061
                                                                  ------------
Expenses:
Management fee ................................................      1,194,135
Custodian fees ................................................         24,086
Auditing ......................................................         49,462
Legal .........................................................          9,024
Trustees' fees and expenses ...................................         32,327
Reports to shareholders .......................................         40,936
Registration fees .............................................         20,830
Other .........................................................         21,732
                                                                  ------------
Total expenses, before expense reductions .....................      1,392,532
Expense reductions ............................................        (17,035)
                                                                  ------------
Total expenses, after expense reductions ......................      1,375,497
--------------------------------------------------------------------------------
Net investment income                                               14,182,564
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 14,182,564
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          8 | Kemper Variable Series --
                            | Kemper Money Market Portfolio

------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------

                                                                                Years Ended December 31,
Increase (Decrease) in Net Assets                                                 2000             1999
------------------------------------------------------------------------------------------------------------
Operations:
Net investment income .................................................   $    14,182,564    $     8,886,458
                                                                          ---------------    ---------------
Net increase (decrease) in net assets resulting from operations .......        14,182,564          8,886,458
                                                                          ---------------    ---------------
Distributions to shareholders from:
Net investment income .................................................       (14,182,564)        (8,886,458)
                                                                          ---------------    ---------------
Portfolio share transactions:
Proceeds from shares sold .............................................     1,379,647,587        538,375,861
Reinvestment of distributions .........................................        14,051,715          8,886,458
Cost of shares redeemed ...............................................    (1,345,972,420)      (468,093,052)
                                                                          ---------------    ---------------
Net increase (decrease) in net assets from Portfolio share transactions        47,726,882         79,169,267
                                                                          ---------------    ---------------
Increase (decrease) in net assets .....................................        47,726,882         79,169,267
Net assets at beginning of period .....................................       231,099,328        151,930,061
                                                                          ---------------    ---------------
Net assets at end of period ...........................................   $   278,826,210    $   231,099,328
                                                                          ---------------    ---------------

Other Information
------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................       231,099,328        151,930,061
                                                                          ---------------    ---------------
Shares sold ...........................................................     1,379,647,587        538,375,861
Shares issued to shareholders in reinvestment of distributions ........        14,051,715          8,886,458
Shares redeemed .......................................................    (1,345,972,420)      (468,093,052)
                                                                          ---------------    ---------------
Net increase (decrease) in Portfolio shares ...........................        47,726,882         79,169,267
                                                                          ---------------    ---------------
Shares outstanding at end of period ...................................       278,826,210        231,099,328
                                                                          ---------------    ---------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2000      1999      1998      1997      1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 1.000     1.000     1.000     1.000     1.000
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                         .059      .050      .050      .050      .050
                                                                           --------------------------------------------------
Total from investment operations                                              .059      .050      .050      .050      .050
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.059)    (.050)    (.050)    (.050)    (.050)
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.059)    (.050)    (.050)    (.050)    (.050)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 1.000     1.000     1.000     1.000     1.000
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             6.10      4.84      5.15      5.25      5.03
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        279       231       152       100        71
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .58       .54       .54       .55       .60
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .58       .54       .54       .55       .60
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.94      4.77      5.02      5.14      4.90
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          9 | Kemper Variable Series --
                            | Kemper Money Market Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Government Securities Portfolio

Calendar year 2000 was an exceptionally rewarding time for government bond investors. Despite Federal Reserve monetary tightening and increased bond market volatility, the Kemper Government Securities Portfolio provided double-digit returns for the 12 months ended December 31, 2000.

During the period, strong economic growth prompted the Federal Reserve Board to raise its short-term interest-rate target three times by a total of 100 basis points (1 percentage point) to 6.50%. Early in the year, the government also began a buyback plan for 30-year Treasuries. The buyback has helped support long-term bond prices even as the Fed has tightened short-term credit. The result was an inversion of the yield curve. As the U.S. economy weakened, the yield curve began to be more positively sloped.

Between December 31, 1999, and December 31, 2000, yields for two-year Treasuries fell 135 basis points (1.35 percentage points) while yields for long-term bonds fell 114 basis points (1.14 percentage points). At mid-year, two-year Treasury notes yielded 4.86%, 49 basis points less than 30-year Treasury bonds.

Based on the Federal Reserve's January 3, 2001 rate cut of 50 basis points, we are optimistic that the Federal Reserve will continue to reduce short-term interest rates in an attempt to rekindle economic growth. We are also optimistic about government fiscal policy and the Treasury's buyback program. As a result of tax increases and nine years of economic growth, the U.S. government posted a record budget surplus of $237 billion for its fiscal year ended September 30, 2000. While slowing U.S. economic growth may generate a smaller surplus in the year ahead, we believe there is an ample cushion to both continue the Treasury buybacks and provide tax relief.

Richard L. Vandenberg
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Government Securities Portfolio from 9/3/1987 to 12/31/2000
--------------------------------------------------------------------------------

The Salomon Brothers 30-year GNMA Index is unmanaged, is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Kemper Government        Salomon Brothers         Consumer
             Securities Portfolio      30-year GNMA Index      Price Index

      1987.5          10000                 10000                10000
      1987.75         10168                  9743                10050
      1988            10196                 10335                10088
      1988.25         10386                 10791                10184
      1988.5          10438                 10983                10315
      1988.75         10537                 11222                10472
      1989            10529                 11256                10533
      1989.25         10602                 11377                10691
      1989.5          11413                 12321                10848
      1989.75         11484                 12491                10927
      1990            11913                 13013                11023
      1990.25         11730                 12999                11250
      1990.5          12239                 13490                11355
      1990.75         12316                 13699                11600
      1991            13082                 14432                11696
      1991.25         13309                 14836                11801
      1991.5          13441                 15142                11888
      1991.75         14224                 15973                11993
      1992            15072                 16731                12054
      1992.25         14664                 16636                12177
      1992.5          15244                 17308                12255
      1992.75         15939                 17825                12352
      1993            15962                 18004                12404
      1993.25         16411                 18535                12553
      1993.5          16698                 18925                12622
      1993.75         16926                 19046                12684
      1994            16997                 19204                12745
      1994.25         16578                 18787                12867
      1994.5          16462                 18700                12937
      1994.75         16500                 18835                13060
      1995            16530                 18958                13086
      1995.25         17409                 19960                13234
      1995.5          18466                 21001                13331
      1995.75         18807                 21453                13392
      1996            19669                 22169                13418
      1996.25         19277                 22132                13610
      1996.5          19270                 22270                13698
      1996.75         19664                 22739                13794
      1997            20172                 23415                13864
      1997.25         20183                 23462                13986
      1997.5          20887                 24336                14012
      1997.75         21499                 25051                14091
      1998            21979                 25611                14100
      1998.25         22321                 26023                14178
      1998.5          22712                 26465                14248
      1998.75         23404                 27124                14301
      1999            23524                 27358                14327
      1999.25         23632                 27651                14423
      1999.5          23531                 27556                14528
      1999.75         23716                 27823                14677
      2000            23685                 27909                14712
      2000.25         24168                 28480                14956
      2000.5          24614                 29100                15061
      2000.75         25299                 29975                15184
      2001            26273                 31042                15228

----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns^1
----------------------------------------------------------------------------------------------------------------------
                                                                                         Life of
For the periods ended December 31, 2000       1-year         5-year        10-year      portfolio
----------------------------------------------------------------------------------------------------------------------
Kemper Government
Securities Portfolio                           10.93%         5.96%          7.22%         7.52%      (Since 9/3/1987)
----------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Accumulation units are neither insured nor guaranteed by the U.S.
     government.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                          10 | Kemper Variable Series --
                             | Kemper Government Securities Portfolio

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Kemper Government Securities Portfolio

                                                   Principal
                                                  Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 4.2%
--------------------------------------------------------------------------------

 Chase Manhattan,
    6.5%, to be repurchased at
    $5,503,972 on 1/2/2001* .................     5,500,000     5,500,000
 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $928,614 on 1/2/2001* ...................       928,000       928,000

--------------------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $6,428,000)                                            6,428,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government & Agency Obligations 94.5%
--------------------------------------------------------------------------------

 Government National Mortgage
 Association 64.1%
 Pass-through Certificates
 6% with various maturities to
    6/15/2029 (b) ...........................    12,253,543    12,141,382
 6.5% with various maturities to
    8/15/2029 ...............................    19,138,540    18,927,666
 7% with various maturities to
    5/15/2030 ...............................    26,204,828    26,263,156
 7.5% with various maturities to
    12/20/2030 (b) ..........................    25,057,859    25,521,066
 8% with various maturities to
    10/15/2030 (b) ..........................    11,897,069    12,245,729
 8.5% with various maturities to
    1/15/2030 ...............................       567,443       587,220
 9% with various maturities to
    1/1/2031 ................................     1,925,710     1,995,818
 9.5% with various maturities to
    12/15/2022 ..............................       237,455       247,621
 10% with various maturities to
    3/15/2016 ...............................       160,161       176,278
                                                              -----------
                                                               98,105,936
                                                              -----------
 U.S. Treasury Securities 13.4%
 Bonds
 10.375%, 11/15/2009 ........................     5,000,000     5,860,150
 6.5%, 2/15/2010 ............................     3,900,000     4,266,834
 12.5%, 8/15/2014 ...........................     1,300,000     1,938,222
 8%, 11/15/2021 .............................     1,000,000     1,294,060
 Notes
 6.125%, 8/31/2002 ..........................     7,000,000     7,092,960
                                                              -----------
                                                               20,452,226
                                                              -----------
 Federal Home Loan Mortgage
 Corporation 6.8%
 Pass-through Certificates
 6.5% with various maturities to
     5/1/2029 ...............................        68,134        67,336
 7% with various maturities to
    2/1/2030 ................................     2,918,054     2,938,353

                                                   Principal
                                                  Amount ($)     Value ($)
--------------------------------------------------------------------------------

 7.5% with various maturities to
    12/1/2030 ...............................     3,083,641     3,587,106
 8% with various maturities to
    11/1/2030 ...............................     3,540,522     3,582,034
 8.5% with various maturities to
    7/1/2030 ................................       202,693       191,758
                                                              -----------
                                                               10,366,587
                                                              -----------
 Federal Housing Authority 0.3%
 Pass-through Certificates
 7.5%, 2/15/2022 ............................        14,943        15,259
 8.0% with various maturities to
    7/15/2022 ...............................       465,940       461,599
 8.5%, 3/15/2026 ............................        18,169        17,760
                                                              -----------
                                                                  494,618
                                                              -----------
 Federal National Mortgage
 Association 6.4%
 Pass-through Certificates
 6% with various maturities to
    2/1/2029 ................................       912,320       883,654
 6.5% with various maturities to
    9/1/2030 ................................     5,077,483     5,008,497
 7% with various maturities to
    11/1/2030 ...............................     2,703,730     2,707,614
 7.5% with various maturities to
    8/1/2030 ................................       975,059       994,717
 8% with various maturities to
    12/1/2024 ...............................       250,987       257,418
                                                              -----------
                                                                9,851,900
                                                              -----------
 Federal Home Loan Bank 2.8%
 Federal Home Loan Bank, 6.25%,
    8/13/2004 ...............................     4,100,000     4,173,677
                                                              -----------

 Canadian Provincial
 Obligations 0.7%
 Province of Ontario, 7.625%,
    6/22/2004 ...............................       500,000       526,815
 Province of Quebec, 8.625%,
    1/19/2005 ...............................       500,000       545,600
                                                              -----------
                                                                1,072,415
                                                              -----------

--------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
   (Cost $142,888,790) (c)                                    144,517,359
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Obligations 1.3%
--------------------------------------------------------------------------------

 Equitable Life Assurance, 6.95%,
    12/1/2005 ...............................       500,000       503,290
 Ford Motor Credit Co., 8%,
    5/15/2002 ...............................       500,000       510,915
 Sears Roebuck Acceptance Corp.,
    6.75%, 9/15/2005 ........................       500,000       492,340
 Southwestern Bell Telephone Corp.,
    6.625%, 4/1/2005 ........................       500,000       502,406

--------------------------------------------------------------------------------
Total Corporate Obligations (Cost $2,066,535)                   2,008,951
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $151,383,325) (a)                                    152,954,310
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                          11 | Kemper Variable Series --
                             | Kemper Government Securities Portfolio

--------------------------------------------------------------------------------
Notes to Kemper Government Securities Portfolio of Investments
--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $151,383,325. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,570,985. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,846,398 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $275,413.

(b) These securities, or a portion thereof, are when-issued or forward delivery pools.

(c) At December 31, 2000 these securities have been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

-----------------------------------------------------------------------------------------------------------------------------

   At December 31, 2000, open futures contracts sold short were as follows:

                                                                                     Aggregate                   Unrealized
                                                                                        Face                    Appreciation
    Futures                                           Contracts  Expiration Date     Value ($)     Value ($)   (Depreciation) ($)
                                                      --------- ------------------  ------------  -----------  -----------------
    10 Year U.S. Treasury Note ...................       48       March 21, 2001     4,963,014     5,033,250      (70,236)

    At December 31, 2000, long open futures contracts were as follows:

    5 Year U.S. Treasury Note ....................       47       March 21, 2001     4,763,138     4,867,437      104,299
    2 Year U.S. Treasury Note ....................       78       March 21, 2001    15,684,133    15,846,187      162,054
                                                                                                               -----------
    Total net unrealized appreciation (depreciation) on open futures contracts .............................      196,117
                                                                                                               -----------

-----------------------------------------------------------------------------------------------------------------------------

The investments in mortgage-backed securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.


    The accompanying notes are an integral part of the financial statements.

                          12 | Kemper Variable Series --
                             | Kemper Government Securities Portfolio

Financial Statements
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
-----------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------
Investments in securities, at value (cost $151,383,325) .................   $ 152,954,310
Cash ....................................................................         634,696
Receivable for investments sold .........................................       2,528,958
Interest receivable .....................................................       1,234,732
Receivable for Portfolio shares sold ....................................         150,196
Receivable for daily variation margin on open futures contracts .........          11,673
                                                                            -------------
Total assets ............................................................     157,514,565

Liabilities
-----------------------------------------------------------------------------------------
Payable for investments purchased .......................................       5,619,134
Payable for Portfolio shares redeemed ...................................          21,151
Accrued management fee ..................................................          70,052
Accrued Trustees' fees and expenses .....................................          24,824
Other accrued expenses and payables .....................................          26,421
                                                                            -------------
Total liabilities .......................................................       5,761,582
-----------------------------------------------------------------------------------------
Net assets, at value                                                        $ 151,752,983
-----------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 7,848,205 Net unrealized appreciation
(depreciation) on:
   Investments ..........................................................       1,570,985
   Futures ..............................................................         196,117
Accumulated net realized gain (loss) ....................................      (6,092,425)
Paid-in capital .........................................................     148,230,101
-----------------------------------------------------------------------------------------
Net assets, at value                                                        $ 151,752,983
-----------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($151,752,983 /
   126,908,999 outstanding shares of beneficial interest, $.01
   par value, unlimited number of shares authorized)                       $        1.196

    The accompanying notes are an integral part of the financial statements.

                          13 | Kemper Variable Series --
                             | Kemper Government Securities Portfolio

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest .......................................................   $ 10,102,772
                                                                   ------------
Expenses:
Management fee .................................................        766,804
Custodian fees .................................................         10,686
Auditing .......................................................         22,868
Legal ..........................................................          5,759
Trustees' fees and expenses ....................................         20,412
Reports to shareholders ........................................         12,894
Registration fees ..............................................          1,149
Other ..........................................................          9,426
                                                                   ------------
Total expenses, before expense reductions ......................        849,998
Expense reductions .............................................         (5,025)
                                                                   ------------
Total expenses, after expense reductions .......................        844,973
--------------------------------------------------------------------------------
Net investment income (loss)                                          9,257,799
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................       (460,642)
Futures ........................................................       (526,604)
Written options ................................................        (16,682)
                                                                   ------------
                                                                     (1,003,928)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................      6,149,137
Futures ........................................................        125,099
                                                                   ------------
                                                                      6,274,236
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            5,270,308
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 14,528,107
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          14 | Kemper Variable Series --
                             | Kemper Government Securities Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                Years Ended December 31,
Increase (Decrease) in Net Assets                                                                 2000            1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   9,257,799    $   8,411,814
Net realized gain (loss) on investment transactions ....................................      (1,003,928)      (1,826,499)
Net unrealized appreciation (depreciation) on investment transactions during the period        6,274,236       (5,845,814)
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................      14,528,107          739,501
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income ..................................................................      (9,438,853)      (6,578,763)
                                                                                           -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      42,968,268       71,054,230
Reinvestment of distributions ..........................................................       9,438,853        6,578,763
Cost of shares redeemed ................................................................     (52,132,339)     (48,615,628)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................         274,782       29,017,365
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................       5,364,036       23,178,103
Net assets at beginning of period ......................................................     146,388,947      123,210,844
Net assets at end of period (including undistributed net investment income                 -------------    -------------
   of $7,848,205 and $8,041,080, respectively) .........................................   $ 151,752,983    $ 146,388,947
                                                                                           -------------    -------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................     126,625,276      101,983,052
                                                                                           -------------    -------------
Shares sold ............................................................................      37,388,280       60,485,588
Shares issued to shareholders in reinvestment of distributions .........................       8,579,758        5,674,233
Shares redeemed ........................................................................     (45,684,315)     (41,517,597)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................         283,723       24,642,224
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................     126,908,999      126,625,276
                                                                                           -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2000      1999      1998      1997      1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 1.156     1.208      1.207     1.207     1.269
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                  .075(a)   .072(a)    .062      .084      .085
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions            .045     (.064)      .019      .016     (.057)
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .120      .008       .081      .100      .028
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.080)    (.060)     (.080)    (.100)    (.090)
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.080)    (.060)     (.080)    (.100)    (.090)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 1.196     1.156      1.208     1.207     1.207
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            10.93       .68       7.03      8.96      2.56
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        152       146       123         87        84
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .61       .63       .65        .64       .66
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .63       .65        .64       .66
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    6.60      6.13       6.27      7.12      7.09
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   173       150       142        179       325
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                          15 | Kemper Variable Series --
                             | Kemper Government Securities Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Investment Grade Bond Portfolio

Fiscal year 2000 was a challenging but rewarding time for investment grade corporate bonds as the Federal Reserve Board raised its short-term interest rate target by 100 basis points (1 percentage point) to 6.50%, commodity prices rose and the U.S. economy's growth rate slowed.

We began the year underweighted in long-term Treasuries and other government securities such as mortgages. When the corporate bond market fell sharply in January, the Kemper Investment Grade Bond Portfolio's strong position in corporate bonds hurt portfolio performance. By late spring, however, corporate bonds began to rebound and the portfolio's results improved. Among high-quality corporate securities, energy bonds were a bright spot last year, especially in the second half. The portfolio was overweighted in the sector relative to the energy component of the Lehman Corporate Bond Index, and this helped performance.

As the year progressed, we upgraded the quality of the portfolio's corporate bond portfolio, and in the second half, reduced our exposure to this area. We also added more Treasuries in the spring and summer. We believed that the Federal Reserve was done tightening short-term credit in May, and that high-quality government and corporate bonds would do well in a slowing economy. We were right and our positioning helped the portfolio provide attractive results, especially this past autumn. Long-term and intermediate Treasuries provided double-digit year 2000 returns that outpaced returns of many other asset classes.

As of December 31, with more than half of the portfolio's assets invested in AAA and AA securities -- the two highest quality tiers -- we have positioned the portfolio with a high degree of liquidity and diversification that has the potential to offer attractive risk-adjusted returns, especially if equity markets remain volatile.

Robert S. Cessine
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Investment Grade Bond Portfolio from 5/1/1996 to 12/31/2000
--------------------------------------------------------------------------------

The Lehman Brothers Government/ Credit Bond Index is an unmanaged index composed of intermediate and long-term government and investment grade corporate debt securities. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Kemper Investment          Lehman Brothers       Consumer
                  Grade Bond           Government/Corporate      Price
                   Portfolio               Bond Index            Index

         1996.25     10000                  10000                  10000
         1996.5      10062                  10116                  10026
         1996.75     10187                  10295                  10096
         1997        10357                  10610                  10147
         1997.25     10331                  10518                  10237
         1997.5      10661                  10901                  10256
         1997.75     10997                  11283                  10314
         1998        11293                  11645                  10320
         1998.25     11463                  11821                  10377
         1998.5      11715                  12131                  10429
         1998.75     12162                  12731                  10467
         1999        12189                  12748                  10486
         1999.25     12042                  12596                  10557
         1999.5      11894                  12458                  10633
         1999.75     11961                  12525                  10742
         2000        11938                  12474                  10768
         2000.25     12134                  12810                  10947
         2000.5      12280                  12996                  11024
         2000.75     12620                  13369                  11113
         2001        13120                  13952                  11132

---------------------------------------------------------------------------------------------------
Average Annual Total Return^1
---------------------------------------------------------------------------------------------------
                                                              Life of
For the periods ended December 31, 2000          1-year       portfolio
---------------------------------------------------------------------------------------------------
Kemper Investment Grade Bond Portfolio            9.90%         6.00%      (Since 5/1/1996)
----------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                          16 | Kemper Variable Series --
                             | Kemper Investment Grade Bond Portfolio

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Kemper Investment Grade Bond Portfolio

                                                    Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.9%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $661,437 on 1/2/2001*                                    ----------
    (Cost $661,000) .........................      661,000      661,000
                                                             ----------
--------------------------------------------------------------------------------
U.S. Government & Agency Obligations 51.8%
--------------------------------------------------------------------------------

 Federal National Mortgage Association:
    6.5% with various maturities to
      9/1/2029 ..............................    4,123,598    4,067,543
    7% with various maturities to
      1/1/2030 ..............................    5,579,509    5,690,530
    8% with various maturities to
      1/1/2030 ..............................    1,150,187    1,181,909
 Government National Mortgage
    Association:
    6.5% with various maturities to
      6/15/2028 .............................    1,090,471    1,078,203
    7% with various maturities to
      4/15/2029 .............................    2,481,981    2,492,746
    8% with various maturities to
      12/1/2029 .............................    1,064,797    1,092,415
 U.S. Treasury Bonds:
    6.625%, 5/31/2002 .......................    5,000,000    5,081,250
    5.625%, 11/30/2002 ......................      550,000      554,466
    6.75%, 5/15/2005 ........................    1,505,000    1,603,292
    5.75%, 11/15/2005 .......................    5,740,000    5,927,468
    5.75%, 8/15/2010 ........................    6,420,000    6,727,967
    6.125%, 8/15/2029 .......................    2,210,000    2,403,729
    6.25%, 5/15/2030 ........................    1,560,000    1,740,367

--------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
   (Cost $38,496,413)                                        39,641,885
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign Government Bonds 2.0%
--------------------------------------------------------------------------------

 Province of Ontario:
    8.625%, 1/19/2005 .......................      750,000      818,400
    5.5%, 10/1/2008 .........................      750,000      721,778

--------------------------------------------------------------------------------
Total Foreign Bonds
   (Cost $1,546,186)                                          1,540,178
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Backed 2.7%
--------------------------------------------------------------------------------

 Financial 1.2%
 MBNA Master Credit Card Trust,
    6.9%, 1/15/2008 .........................      900,000      933,813
                                                             ----------

 Automobile Receivables 1.0%
 Daimler Chrysler Auto Trust
    Series 2000-C, 6.82%, 9/6/2004 ..........      425,000      432,912

                                                    Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Daimler Chrysler Auto Trust
    Series 2000-D, 6.66%, 3/8/2006 ..........      350,000      360,126
                                                             ----------
                                                                793,038
                                                             ----------
 Credit Card Receivables 0.5%
 Citibank Credit Card Issuance Trust
    Series 2000-A1, 6.9%, 10/17/2007 ........      375,000      386,864
                                                             ----------

--------------------------------------------------------------------------------
Total Asset Backed  (Cost $2,049,363)                         2,113,715
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds 42.6%
--------------------------------------------------------------------------------

 Consumer Discretionary 1.8%
 Park Place Entertainment, Inc.,
    8.5%, 11/15/2006 ........................      200,000      207,500
 Tricon Global Restaurants, 7.65%,
     5/15/2008 ..............................      450,000      438,534
 Wal-Mart Stores, Inc., 6.875%,
    8/10/2009 ...............................      700,000      730,506
                                                             ----------
                                                              1,376,540
                                                             ----------
 Consumer Staples 3.1%
 Bass North America, Inc., 6.625%,
    3/1/2003 ................................    1,000,000    1,002,770
 Pepsi Bottling Holdings, Inc., 5.625%,
    2/17/2009 ...............................      725,000      691,389
 Unilever Capital Corp., 7.125%,
    11/1/2010 ...............................      675,000      707,076
                                                             ----------
                                                              2,401,235
                                                             ----------
 Communications 5.0%
 British Telecommunications plc,
    8.125%, 12/15/2010 ......................      375,000      379,110
 Deutsche Telekom AG, 7.75%,
    6/15/2005 ...............................      325,000      330,619
 Global Crossing Holdings Ltd.,
    9.5%, 11/15/2009 ........................      350,000      330,750
 McLeodUSA, Inc., 8.125%, 2/15/2009 .........      250,000      215,000
 Nextel Communications, 9.375%,
    11/15/2009 ..............................      450,000      420,750
 Qwest Communications International,
    7.5%, 11/1/2008 .........................      750,000      770,663
 Sprint Capital Corp., 6.125%,
    11/15/2008 ..............................      700,000      629,594
 Vodafone Group plc, 7.75%,
     2/15/2010 ..............................      700,000      728,217
                                                             ----------
                                                              3,804,703
                                                             ----------
 Financial 12.5%
 Capital Auto Receivables Asset
    Trust, 6.46%, 1/15/2004 .................      325,000      327,082
 Citigroup, Inc., 6.75%, 12/1/2005 ..........      700,000      713,496
 Firststar Bank, 7.125%, 12/1/2009 ..........      300,000      302,190
 FleetBoston Financial Corp.,
    Series 2000-C, 7.25%, 9/15/2005 .........      625,000      642,712
 Ford Motor Credit Co., 7.875%,
    6/15/2010 ...............................    1,100,000    1,131,537
 General Electric Capital Corp.,
    6.5%, 12/10/2007 ........................      750,000      763,410

    The accompanying notes are an integral part of the financial statements.


                          17 | Kemper Variable Series --
                             | Kemper Investment Grade Bond Portfolio

                                                    Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

 General Motors Acceptance Corp.,
    7.75%, 1/19/2010 ........................      375,000      387,008
 Merrill Lynch & Co., Inc., 6%,
    2/17/2009 ...............................      700,000      662,858
 NiSource Finance Corp., 7.875%,
    11/15/2010 ..............................      725,000      758,321
 PNC Funding Corp., 7%, 9/1/2004 ............      650,000      657,495
 Prudential Insurance Co., 6.375%,
    7/23/2006 ...............................    1,000,000      971,860
 Repsol International Finance, 7.45%,
    7/15/2005 ...............................      725,000      743,488
 Verizon Global Funding Corp., 7.6%,
    3/15/2007 ...............................      300,000      309,213
 Verizon Global Funding Corp., 7.25%,
    12/1/2010 ...............................      450,000      459,423
 Wells Fargo Company, 7.25%,
    8/24/2005 ...............................      700,000      726,026
                                                              9,556,119
                                                             ----------
 Media 5.1%
 British Sky Broadcasting, 6.875%,
    2/23/2009 ...............................      275,000      240,122
 CSC Holdings, Inc., 7.875%,
    12/15/2007 ..............................      750,000      746,250
 Charter Communications Holdings LLC:
    8.25%, 4/1/2007 .........................      300,000      268,500
    Step-up Coupon, 0% to 4/1/2004,
      9.92% to 4/1/2011 .....................      600,000      345,000
 Cox Communications, Inc., 7.75%,
    11/1/2010 ...............................      725,000      750,513
 News America Holdings, Inc., 9.25%,
    2/1/2013 ................................      650,000      696,371
 Time Warner, Inc., 9.125%, 1/15/2013 .......      750,000      871,740
                                                              3,918,496
                                                             ----------
 Durables 0.9%
 Lockheed Martin Corp., 7.25%,
    5/15/2006 ...............................      450,000      466,274

                                                    Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Lockheed Martin Corp., 7.7%,
    6/15/2008 ...............................      200,000      211,228
                                                                677,502
                                                             ----------
 Manufacturing 1.9%
 Dow Chemical, 7%, 8/15/2005 ................      700,000      724,171
 International Paper Co., 8%, 7/8/2003 ......      700,000      726,222
                                                              1,450,393
                                                             ----------
 Energy 6.8%
 Apache Finance Canada, 7.75%,
    12/15/2029 ..............................      725,000      765,672
 Barrett Resources Corp., 7.55%,
    2/1/2007 ................................      600,000      597,388
 Conoco, Inc., 6.95%, 4/15/2029 .............    1,000,000      974,300
 Petroleum Geo-Services, 7.5%,
    3/31/2007 ...............................    1,000,000      965,590
 Phillips Petroleum, 8.75%, 5/25/2010 .......      650,000      743,756
 Pioneer Natural Resources, 9.625%,
     4/1/2010 ...............................      400,000      424,000
 Texas Eastern Trans Corp, 7.3%,
    12/1/2010 ...............................      700,000      722,519
                                                              5,193,225
                                                             ----------
 Utilities 5.5%
 Alabama Power Co., 7.125%,
    8/15/2004 ...............................    1,000,000    1,019,840
 Cleveland Electric Illumination Co.,
    7.67%, 7/1/2004 .........................    1,050,000    1,084,587
 Detroit Edison Co., 7.5%, 2/1/2005 .........      650,000      673,530
 KeySpan Corp., 7.625%, 11/15/2010 ..........      725,000      769,442
 Niagara Mohawk Power Corp.,
    6.625%, 7/1/2005 ........................      600,000      594,984
                                                              4,142,383

--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $31,903,267)                     32,520,596
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $74,656,229) (a)                                    76,477,374
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Investment Grade Bond Portfolio of Investments
--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by the U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $74,733,166. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,744,208. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,988,261 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $244,053.

     The investments in mortgage-backed securities of the Government National Mortgage Association and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.


                          18 | Kemper Variable Series --
                             | Kemper Investment Grade Bond Portfolio

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $74,656,229) .......................   $ 76,477,374
Cash .........................................................................            281
Interest receivable ..........................................................      1,071,129
Receivable for Portfolio shares sold .........................................        105,729
                                                                                 ------------
Total assets .................................................................     77,654,513
                                                                                 ------------
Liabilities
---------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................         44,476
Accrued management fee .......................................................         39,322
Accrued Trustees' fees and expenses ..........................................         11,030
Other accrued expenses and payables ..........................................         19,768
                                                                                 ------------
Total liabilities ............................................................        114,596
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 77,539,917
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................      3,982,660
Net unrealized appreciation (depreciation) on investments ....................      1,821,145
Accumulated net realized gain (loss) .........................................     (3,815,598)
Paid-in capital ..............................................................     75,551,710
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 77,539,917
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($77,539,917 / 67,709,470
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      1.145
                                                                                 ------------

-----------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
-----------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------
Income:
Interest ..................................................................   $ 4,975,070
                                                                              -----------

Expenses:
Management fee ............................................................       422,387
Custodian fees ............................................................         6,431
Auditing ..................................................................        14,859
Legal .....................................................................         3,399
Trustees' fees and expenses ...............................................        11,846
Reports to shareholders ...................................................        13,914
Registration fees .........................................................         3,165
Other .....................................................................         3,623
                                                                              -----------
Total expenses, before expense reductions .................................       479,624
Expense reductions ........................................................        (3,653)
                                                                              -----------
Total expenses, after expense reductions ..................................       475,971
-----------------------------------------------------------------------------------------
Net investment income (loss)                                                    4,499,099
-----------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------

Net realized gain (loss) from investments .................................    (1,826,804)
Net unrealized appreciation (depreciation) during the period on investments     4,069,145
-----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                      2,242,341
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 6,741,440
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          19 | Kemper Variable Series --
                             | Kemper Investment Grade Bond Portfolio

-------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Years Ended December 31,
Increase (Decrease) in Net Assets                                                                2000            1999
-------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $  4,499,099    $  3,496,040
Net realized gain (loss) on investment transactions ....................................     (1,826,804)     (1,972,757)
Net unrealized appreciation (depreciation) on investment transactions during the period       4,069,145      (2,802,822)
                                                                                           ------------    ------------
Net increase (decrease) in net assets resulting from operations ........................      6,741,440      (1,279,539)
                                                                                           ------------    ------------
Distributions to shareholders from:
Net investment income ..................................................................     (3,737,486)     (1,572,997)
                                                                                           ------------    ------------
Net realized gains .....................................................................           --          (524,333)
                                                                                           ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................     14,249,355      32,476,506
Reinvestment of distributions ..........................................................      3,737,486       2,097,331
Cost of shares redeemed ................................................................    (14,428,513)    (12,374,222)
                                                                                           ------------    ------------
Net increase (decrease) in net assets from Portfolio share transactions ................      3,558,328      22,199,615
                                                                                           ------------    ------------
Increase (decrease) in net assets ......................................................      6,562,282      18,822,746
Net assets at beginning of period ......................................................     70,977,635      52,154,888
Net assets at end of period (including undistributed net investment income                 ------------    ------------
   of $3,982,660  and $3,220,635, respectively)                                            $ 77,539,917    $ 70,977,635
                                                                                           ------------    ------------

Other Information
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................     64,475,079      44,780,514
                                                                                           ------------    ------------
Shares sold ............................................................................     12,917,576      28,913,488
Shares issued to shareholders in reinvestment of distributions .........................      3,528,360       1,879,110
Shares redeemed ........................................................................    (13,211,545)    (11,098,033)
                                                                                           ------------    ------------
Net increase (decrease) in Portfolio shares ............................................      3,234,391      19,694,565
                                                                                           ------------    ------------
Shares outstanding at end of period ....................................................     67,709,470      64,475,079
                                                                                           ------------    ------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2000      1999      1998      1997    1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 1.100     1.165     1.118     1.036     1.000
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                  .069(b)   .060(b)   .032      .066      .031
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions            .036     (.085)     .055      .026      .005
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .105     (.025)     .087      .092      .036
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.060)    (.030)    (.030)    (.010)       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                   --     (.010)    (.010)      --         --
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.060)    (.040)    (.040)    (.010)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 1.145     1.100     1.165     1.118     1.036
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             9.90     (2.06)     7.93      9.04      3.57**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         78        71        52        16         2
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .68       .65       .67       .80       .87*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .67       .65       .67       .80       .87*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    6.36      5.42      5.50      6.23      4.93*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   311       131       130       311        75*
-----------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.


                          20 | Kemper Variable Series --
                             | Kemper Investment Grade Bond Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper High Yield Portfolio

A horrible year for Nasdaq stocks, continuing concern over high-yield bond defaults and weak investor demand led to negative quarterly and yearly results. The unmanaged Chase Global High Yield Index fell 5.68% for the 12 months ended December 31, underperforming intermediate and long-term Treasuries and other investment-grade bonds by a wide margin. Still, high yield bonds outperformed the unmanaged S&P 500 Index in December, in the fourth quarter and for the year.

Throughout fiscal year 2000, we focused our research efforts in sectors and companies where we thought we had a competitive advantage. We gradually increased the percentage of the Kemper High Yield Portfolio's bonds rated BB, the highest quality tier within the high-yield market. Double-B's were the best performing sector of the high yield market in 2000.

In the coming months, we will take a careful look at opportunities among undervalued bonds with B ratings. Lower interest rates in the months ahead and a revival of economic growth may provide the catalysts for renewed enthusiasm for high yield securities. Spreads, as measured by comparing the DLJ High Yield Index with 10-year Treasuries, reached 959 basis points as of year's end, the highest level since the index's inception in 1993. While an overweighting in lower-yielding BB-rated bonds helped the portfolio preserve capital in 2000, employing new investments into higher-yielding, lower-quality securities can help position the portfolio to benefit from a potential market rebound this year.

Harry E. Resis, Jr.
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper High Yield Portfolio from 4/6/1982 to 12/31/2000
--------------------------------------------------------------------------------

The Salomon Brothers Long-Term Yield Bond Index is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc. This index is unmanaged. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. The DLJ High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield market. The index includes $302 billion in tradable securities.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                          Salomon Brothers
       Kemper High Yield   Long-Term High     Consumer Price       DLJ High
           Portfolio      Yield Bond Index       Index           Yield Index

1982.25      10000            10000              10000             10000
1982.5        9972            10366              10265             10506
1982.75      11369            12335              10360             12268
1983         12395            13315              10328             13587
1983.25      13358            15517              10364             15125
1983.5       13614            15624              10530             15643
1983.75      13845            16108              10661             15867
1984         14214            16324              10721             16345
1984.25      14388            16427              10855             16624
1984.5       14201            15809              10975             15880
1984.75      15163            17368              11109             17261
1985         15995            17871              11145             17882
1985.25      16607            19051              11261             18806
1985.5       18052            20146              11385             19896
1985.75      18392            20723              11462             21535
1986         19448            21921              11565             23013
1986.25      20683            23747              11515             25043
1986.5       21609            24772              11582             26002
1986.75      21989            24914              11664             26136
1987         22876            25449              11695             26611
1987.25      24188            27186              11865             28230
1987.5       23993            26967              12013             27822
1987.75      23860            26391              12165             27697
1988         24208            26612              12211             28348
1988.25      26211            28558              12328             29959
1988.5       26969            29625              12486             30966
1988.75      27371            30307              12677             31512
1989         27998            30897              12751             32219
1989.25      28482            31687              12941             32780
1989.5       29359            32839              13132             33962
1989.75      28902            31760              13227             33261
1990         27656            30555              13343             32345
1990.25      26426            28994              13618             31511
1990.5       27941            30425              13745             33319
1990.75      24357            27581              14042             30306
1991         23383            27937              14158             30281
1991.25      29634            34163              14285             35887
1991.5       31633            35851              14391             38548
1991.75      34652            38056              14518             41497
1992         35502            40026              14592             43529
1992.25      39353            43182              14740             47093
1992.5       40399            44912              14835             48249
1992.75      41433            47023              14952             49991
1993         41810            47700              15015             50781
1993.25      44254            50924              15195             53817
1993.5       46445            53768              15280             56576
1993.75      47139            55287              15354             57857
1994         50168            57209              15428             59922
1994.25      48961            55297              15576             58847
1994.5       48729            54065              15661             58679
1994.75      49073            54695              15809             58928
1995         49039            55052              15841             58699
1995.25      51556            59497              16020             62153
1995.5       53957            64741              16137             65857
1995.75      55709            67320              16211             67968
1996         57570            71213              16243             70252
1996.25      59107            70764              16476             71771
1996.5       60168            70735              16581             73110
1996.75      63264            72991              16698             76431
1997         65664            76810              16782             79406
1997.25      65628            76936              16931             80089
1997.5       69173            82052              16962             83788
1997.75      72175            86730              17057             87593
1998         73288            90439              17068             89106
1998.25      76027            94046              17163             92224
1998.5       76614            96236              17248             92807
1998.75      71510            93943              17311             86975
1999         74352            98790              17343             89593
1999.25      76446           100200              17460             91554
1999.5       76275            99153              17587             92405
1999.75      74569            97426              17766             90872
2000         75953            99055              17809             92809
2000.25      74445            96107              18105             91464
2000.5       74513            97110              18232             91706
2000.75      73352           100950              18380             92209
2001         69361           101886              18412             87559

----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return^1
----------------------------------------------------------------------------------------------------------------------
                                                                                         Life of
For the periods ended December 31, 2000       1-year         5-year        10-year      portfolio
----------------------------------------------------------------------------------------------------------------------
Kemper High Yield Portfolio                    -8.68%         3.80%         11.49%        10.89%      (Since 4/6/1982)
----------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Investment by the portfolio in lower-rated and non-rated bonds presents greater risk to principal and income than investments in higher-quality securities.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                         21 | Kemper Variable Series --
                            | Kemper High Yield Portfolio

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Kemper High Yield Portfolio

                                                          Principal
                                                         Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.3%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $1,051,695 on 1/2/2001**                                         -----------
    (Cost $1,051,000) ............................      1,051,000      1,051,000
                                                                     -----------

--------------------------------------------------------------------------------
Commercial Paper 2.3%
--------------------------------------------------------------------------------

 Countrywide Home Loans, 6.7%***,                                    -----------
    1/2/2001 (Cost $6,998,717) ...................      7,000,000      6,998,717
                                                                     -----------

--------------------------------------------------------------------------------
U.S. Government Obligations 14.0%
--------------------------------------------------------------------------------

 U.S. Treasury Bonds:
    6.5%, 2/15/2010 ..............................      3,000,000      3,282,180
    14%, 11/15/2011 ..............................      5,000,000      7,157,800
 U.S. Treasury Notes:
    6.75%, 5/15/2005 .............................     20,000,000     21,306,200
    6%, 8/15/2009 ................................     10,000,000     10,551,600

--------------------------------------------------------------------------------
Total U.S. Government Obligations
   (Cost $41,699,179)                                                 42,297,780
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign Bonds 2.0%
--------------------------------------------------------------------------------

 AES Corporation, 11.5%, 8/30/2010 ...............        680,000        724,200
 Dolphin Telecom plc, Step-up Coupon,
    0% to 5/15/2004, 14% to
    6/15/2009 ....................................      1,240,000        148,800
 Euramax International plc, 11.25%,
    10/1/2006 ....................................      2,060,000      1,318,400
 Federative Republic of Brazil, 14.5%,
    10/15/2009 ...................................      2,000,000      2,205,000
 Kappa Beheer BV, 10.625%,
    7/15/2009 ....................................        530,000        540,600
 TFM, S.A. de C.V., 10.25%, 6/15/2007 ............      1,130,000      1,042,425

--------------------------------------------------------------------------------
Total Foreign Bonds
   (Cost $6,140,203)                                                   5,979,425
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds 79.9%
--------------------------------------------------------------------------------

 Consumer Discretionary 12.1%
 AFC Enterprises, 10.25%, 5/15/2007 ..............      4,100,000      3,854,000
 AMF Bowling, Inc.:
    10.875%, 3/15/2006* ..........................      2,540,000        254,000
    Step-up Coupon, 0% to 3/15/2001,
      12.25% to 3/15/2006 ........................      2,320,000        301,600
 Advantica Restaurant Co., 11.25%,
    1/15/2008 ....................................        614,706        307,353
 Avondale Mills, 10.25%, 5/1/2006 ................      1,490,000      1,385,700
 Boca Resorts, Inc., 9.875%, 4/15/2009 ...........      2,810,000      2,585,200
 Cinemark USA, Inc., 8.5%, 8/1/2008 ..............      1,170,000        702,000
 Color Tile, Inc., 10.75%, 12/15/2001* ...........      1,470,000         12,863
 Eldorado Resorts, 10.5%, 8/15/2006 ..............      2,010,000      1,979,850
 Finlay Enterprises, Inc., 9%, 5/1/2008 ..........        350,000        294,000

                                                          Principal
                                                         Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Finlay Fine Jewelry Co., 8.375%,
    5/1/2008 .....................................      1,540,000      1,324,400
 Galey & Lord, Inc., 9.125%, 3/1/2008 ............      1,500,000        825,000
 Guitar Center Management, 11%,
    7/1/2006 .....................................      1,810,000      1,701,400
 Harvey's Casino Resorts, 10.625%,
    6/1/2006 .....................................      2,210,000      2,309,450
 Hines Horticulture, Inc., 11.75%,
    10/15/2005 ...................................      2,096,000      1,645,360
 Horseshoe Gaming Holdings, 8.625%,
    5/15/2009 ....................................        630,000        616,613
 Horseshoe Gaming LLC, 9.375%,
    6/15/2007 ....................................        410,000        411,025
 Imperial Home Decor Group, Inc., 11%,
    3/15/2008* ...................................      1,050,000          5,250
 International Game Technology,
    8.375%, 5/15/2009 ............................      1,300,000      1,296,750
 Krystal, Inc., 10.25%, 10/1/2007 ................      2,050,000      1,599,000
 MGM Grand, Inc., 9.75%, 6/1/2007 ................      1,730,000      1,807,850
 MGM Mirage, Inc., 8.5%, 9/15/2010 ...............      2,300,000      2,305,750
 Mandalay Resort Group:
    6.45%, 2/1/2006 ..............................        350,000        320,288
    9.5%, 8/1/2008 ...............................        490,000        485,100
 National Vision Association, Ltd.,
    12.75%, 10/15/2005* ..........................      2,480,000        992,000
 Park Place Entertainment, Inc., 9.375%,
    2/15/2007 ....................................      1,670,000      1,720,100
 Perkins Finance, L.P., 10.125%,
    12/15/2007 ...................................      1,570,000      1,256,000
 Restaurant Co., Step-up Coupon,
    0% to 5/15/2003, 11.25% to
    5/15/2008 ....................................      2,010,000        804,000
 Sealy Mattress Co.:
    9.875%, 12/15/2007 ...........................      1,600,000      1,536,000
    Step-up Coupon, 0% to 12/15/2002,
      10.875% to 12/15/2007 ......................        910,000        682,500
 Specialty Retailers, Inc.:
    8.5%, 7/15/2005* .............................        540,000         27,000
    9%, 7/15/2007* ...............................      2,400,000         24,000
 Station Casinos, Inc.:
    10.125%, 3/15/2006 ...........................        440,000        455,400
    9.75%, 4/15/2007 .............................        680,000        697,000
 Venetian Casino, 12.25%, 11/15/2004 .............        100,000        100,500
                                                                     -----------
                                                                      36,624,302
                                                                     -----------
 Consumer Staples 0.8%
 Dyersburg Corp., 9.75%, 9/1/2007 ................      1,260,000        100,800
 Grove Worldwide LLC, 9.25%,
    5/1/2008 .....................................      1,180,000        106,200
 Jafra Cosmetics International, Inc.,
    11.75%, 5/1/2008 .............................      1,710,000      1,624,500
 U.S. Canco Corporation, 12.375%,
    10/1/2010 ....................................        600,000        594,000
                                                                     -----------
                                                                       2,425,500
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.


                         22 | Kemper Variable Series --
                            | Kemper High Yield Portfolio

                                                          Principal
                                                         Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Health 2.6%
 Dade International, Inc., 11.125%,
    5/1/2006 .......................................     2,380,000       476,000
 MEDIQ, Inc., 11%, 6/1/2008* .......................       400,000         4,000
 Magellan Health Services, Inc., 9%,
    2/15/2008 ......................................     3,180,000     2,226,000
 Mariner Post-Acute Network, Inc.:
    10.5%, 8/1/2006 ................................     2,060,000     1,915,800
    Step-up Coupon, 0% to 11/1/2002,
      10.5% to 11/1/2007* ..........................     4,340,000        21,700
 Tenet Healthcare Corp., 9.25%,
    9/1/2010 .......................................     2,680,000     2,911,150
 Vencor, Inc., 9.875%, 5/1/2005* ...................     1,510,000       302,000
                                                                      ----------
                                                                       7,856,650
                                                                      ----------
 Communications 18.5%
 Airgate PCS, Inc., Step-up Coupon,
    0% to 10/1/2004, 13.5% to
    10/1/2009 ......................................       220,000       125,400
 Allegiance Telecom, Inc.:
    12.875%, 5/15/2008 .............................     1,575,000     1,559,250
    Step-up Coupon, 0% to 2/15/2003,
      11.75% to 2/15/2008 ..........................     1,300,000       799,500
 Call-Net Enterprises, Inc.:
    9.375%, 5/15/2009 ..............................       820,000       328,000
    Step-up Coupon, 0% to 8/15/2003,
      8.94% to 8/15/2008 ...........................       225,000        60,750
    Step-up Coupon, 0% to 5/15/2004,
      10.8% to 5/15/2009 ...........................       370,000        99,900
 Century Communications Corp.,
    8.375%, 12/15/2007 .............................       550,000       437,250
 Comunicacion Cellular, S.A.,
    Step-up Coupon, 0% to 9/29/2000,
    14.125% to 3/1/2005 ............................     2,400,000     1,920,000
 Crown Castle International Corp.:
    9.5%, 8/1/2011 .................................       300,000       294,750
    10.75%, 8/1/2011 ...............................       960,000       998,400
    Step-up Coupon, 0% to 11/15/2002,
      10.625% to 11/15/2007 ........................       790,000       628,050
 Dobson Communications Corp.,
    10.875%, 7/1/2010 ..............................       460,000       453,100
 Esprit Telecom Group plc:
    11.5%, 12/15/2007 ..............................     1,625,000        24,375
    10.875%, 6/15/2008 .............................       800,000         8,000
 FairPoint Communications, 12.5%,
    5/1/2010 .......................................     1,710,000     1,556,100
 Global Crossing Holdings, Ltd., 9.5%,
    11/15/2009 .....................................     3,000,000     2,835,000
 Global Telesystems Group, 9.875%,
    2/15/2005 ......................................       440,000       211,200
 Hermes Europe Railtel BV, 11.5%,
    8/15/2007 ......................................       210,000        86,100
 ICG Holdings, Inc., Step-up Coupon,
    0% to 9/15/2000, 13.5% to
    9/15/2005 ......................................     4,190,000       460,900
 Impsat Corp., 12.375%, 6/15/2008 ..................     1,805,000     1,227,400
 Intermedia Communications of
    Florida, Inc.:
    Step-up Coupon, 0% to
      5/15/2001, 12.5% to 5/15/2006 ................     1,880,000     1,353,600

                                                          Principal
                                                         Amount ($)   Value ($)
--------------------------------------------------------------------------------

    Step-up Coupon, 0% to 7/15/2002,
      11.25% to 7/15/2007 ..........................     2,570,000     1,644,800
 KMC Telecom Holdings, Inc.:
    13.5%, 5/15/2009 ...............................     2,550,000       739,500
    Step-up Coupon, 0% to 2/15/2003,
      12.5% to 2/15/2008 ...........................     3,840,000       422,400
 Level 3 Communications, Inc.:
    9.125%, 5/1/2008 ...............................     1,350,000     1,090,125
    11.25%, 3/15/2010 ..............................       270,000       232,200
 MGC Communications, 13%,
    10/1/2004 ......................................     2,000,000     1,020,000
 McLeod USA, Inc.:
    9.25%, 7/15/2007 ...............................     1,040,000       951,600
    8.125%, 2/15/2009 ..............................     1,000,000       860,000
 Metromedia Fiber Network, Inc., 10%,
    11/15/2008 .....................................     1,180,000       979,400
 MetroNet Communications Corp.:
    12%, 8/15/2007 .................................       550,000       615,312
    10.625%, 11/1/2008 .............................     1,410,000     1,544,937
    Step-up Coupon, 0% to 11/1/2002,
      10.75% to 11/1/2007 ..........................       780,000       678,600
    Step-up Coupon, 0% to 6/15/2003,
      9.95%, 6/15/2008 .............................     1,440,000     1,152,000
 Millicom International Cellular, S.A.,
    Step-up Coupon, 0% to 6/1/2001,
    13.5% to 6/1/2006 ..............................     2,700,000     2,119,500
 Nextel Communications, Inc.:
    9.375%, 11/15/2009 .............................     3,110,000     2,907,850
    Step-up Coupon, 0% to 9/15/2002,
      10.65% to 9/15/2007 ..........................     1,225,000       967,750
 Nextlink Communications, Inc.:
    12.5%, 4/15/2006 ...............................       300,000       270,000
    Step-up Coupon, 0% to 4/15/2003,
      9.45% to 4/15/2008 ...........................       920,000       478,400
    Step-up Coupon, 0% to 6/1/2004,
      12.25% to 6/1/2009 ...........................     2,000,000       960,000
 PTC International Finance, Step-up
    Coupon, 0% to 7/1/2002, 10.75% to
    7/1/2007 .......................................     1,440,000     1,051,200
 PTC International Finance II,
    11.25%, 12/1/2009 ..............................       360,000       342,000
 Price Communications Wireless,
    9.125%, 12/15/2006 .............................     2,490,000     2,564,700
 Primus Telecommunications Group:
    11.75%, 8/1/2004 ...............................     1,740,000       487,200
    11.25%, 1/15/2009 ..............................       320,000        89,600
    12.75%, 10/15/2009 .............................     1,120,000       313,600
 Rogers Cantel, 9.75%, 6/1/2016 ....................     3,000,000     3,195,000
 SBA Communications Corp., Step-up
    Coupon, 0% to 3/1/2003,
    12% to 3/1/2008 ................................     1,500,000     1,162,500
 Spectrasite Holdings, Inc.:
    10.75%, 3/16/2010 ..............................       180,000       162,900
    Step-up Coupon, 0% to 7/15/2003,
      12% to 7/15/2008 .............................     3,220,000     1,932,000
    Step-up Coupon, 0% to 4/15/2004,
      11.25% to 4/15/2009 ..........................     2,580,000     1,406,100

    The accompanying notes are an integral part of the financial statements.


                         23 | Kemper Variable Series --
                            | Kemper High Yield Portfolio

                                                          Principal
                                                         Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Telecorp PCS, Inc.:
    10.625%, 7/15/2010 ...........................        960,000        974,400
    Step-up Coupon, 0% to 4/15/2004,
      11.625% to 4/15/2009 .......................        350,000        239,313
 Teligent, Inc.:
    11.5%, 12/1/2007 .............................      1,130,000        158,200
    Step-up Coupon, 0% to 3/1/2003,
      11.5% to 3/1/2008 ..........................        690,000         62,100
 Tritel PCS, Inc., Step-up Coupon, 0% to
    5/1/2004, 12.75% to 5/15/2009 ................      1,320,000        904,200
 Triton Communications, LLC, Step-up
    Coupon, 0% to 5/1/2003, 11% to
    5/1/2008 .....................................        720,000        568,800
 Versatel Telecom:
    13.25%, 5/15/2008 ............................        910,000        564,200
    13.25%, 5/15/2008 ............................        380,000        235,600
    11.875%, 7/15/2009 ...........................        410,000        246,000
 Viatel, Inc., Step-up Coupon, 0% to
    4/15/2003, 12.5% to 4/15/2008 ................        530,000         95,400
 VoiceStream Wireless Corp., 10.375%,
    11/15/2009 ...................................      2,390,000      2,560,287
 Western Wireless Corp., 10.5%,
    2/1/2007 .....................................      1,200,000      1,260,000
                                                                      ----------
                                                                      55,676,699
                                                                      ----------
 Financial 0.5%
 FRD Acquisition, 12.5%, 7/15/2004 ...............        210,000         77,700
 HMH Properties, 7.875%, 8/1/2008 ................      1,380,000      1,324,800
                                                                      ----------
                                                                       1,402,500
                                                                      ----------
 Media 14.8%
 AMFM, Inc., 8%, 11/1/2008 .......................      1,900,000      1,911,875
 Adelphia Communications Corp.:
    7.875%, 5/1/2009 .............................        370,000        301,550
    9.375%, 11/15/2009 ...........................        890,000        801,000
 American Lawyer Media, Inc.:
    9.75%, 12/15/2007 ............................        680,000        591,600
    Step-up Coupon, 0% to 12/15/2002,
      12.25% to 12/15/2008 .......................      1,980,000      1,197,900
 Australis Holdings, 15% to 11/1/2002 ............      3,660,000         36,600
 Avalon Cable Holdings LLC, Step-up
    Coupon, 0% to 12/1/2003, 11.875%
    to 12/1/2008 .................................      1,870,000      1,271,600
 CSC Holdings, Inc.:
    9.25%, 11/1/2005 .............................      1,000,000      1,015,000
    8.125%, 7/15/2009 ............................        400,000        407,519
    8.125%, 8/15/2009 ............................      1,010,000      1,029,199
    9.875%, 2/15/2013 ............................      1,145,000      1,185,075
    10.5%, 5/15/2016 .............................      1,640,000      1,779,400
 Century Communications Corp., 9.5%,
    3/1/2005 .....................................        140,000        124,600
 Charter Communications Holdings LLC:
    8.25%, 4/1/2007 ..............................      4,470,000      4,000,650
    Step-Up Coupon, 0% to 4/1/2004,
      9.92% to 4/1/2011 ..........................        850,000        488,750
 Comcast UK Cable Partners, Ltd.,
    Step-up Coupon, 0% to 11/15/2000,
    11.2% to 11/15/2007 ..........................      3,230,000      2,793,950

                                                          Principal
                                                         Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Diamond Cable Communications plc,
    13.25%, 9/30/2004 ............................      1,990,000      1,950,200
 Echostar DBS Corp.:
    9.25%, 2/1/2006 ..............................      1,510,000      1,472,250
    9.375%, 2/1/2009 .............................      1,120,000      1,092,000
 Frontiervision LP, 11%, 10/15/2006 ..............        860,000        838,500
 Interep National Radio Sales, Inc.,
    10%, 7/1/2008 ................................      1,530,000      1,132,200
 NTL Communications Corp., 11.875%,
    10/1/2010 ....................................        250,000        220,000
 NTL, Inc.:
    11.5%, 10/1/2008 .............................      4,220,000      3,713,600
    Step-up Coupon, 0% to
      2/1/2001, 11.5% to 2/1/2006 ................        320,000        288,000
 Outdoor Systems, Inc., 9.375%,
    10/15/2006 ...................................      2,395,000      2,508,762
 Panavision, Inc., Step-up Coupon,
    0% to 2/1/2002, 9.625% to
    2/1/2006 .....................................      2,680,000        670,000
 Renaissance Media Group, Step-up
    Coupon, 0% to 4/15/2003, 10%
    to 4/15/2008 .................................      1,540,000      1,016,400
 Rogers Cablesystems, Ltd., 10%,
    3/15/2005 ....................................        630,000        664,650
 Sinclair Broadcasting Group, Inc.:
    9%, 7/15/2007 ................................        350,000        320,250
    8.75%, 12/15/2007 ............................        550,000        492,250
 Star Choice Communications, Inc.,
    13%, 12/15/2005 ..............................        750,000        795,000
 TeleWest Communications plc:
    9.625%, 10/1/2006 ............................        720,000        626,400
    11.25%, 11/1/2008 ............................      1,650,000      1,468,500
    Step-up Coupon, 0% to 10/1/2000,
      11% to 10/1/2007 ...........................      2,895,000      2,533,125
 Transwestern Publishing:
    9.625%, 11/15/2007 ...........................        950,000        922,688
    Step-up Coupon, 0% to 11/15/2002,
      11.875% to 11/15/2008 ......................        420,000        327,600
 United International Holdings,
    Step-up Coupon, 0% to 2/15/2003,
    10.75% to 2/15/2008 ..........................      3,150,000      1,354,500
 United Pan-Europe Communications,
    10.875%, 11/1/2007 ...........................      2,200,000      1,463,000
                                                                      ----------
                                                                      44,806,143
                                                                      ----------
 Service Industries 3.8%
 Allied Waste North America, Inc.,
    10%, 8/1/2009 ................................        260,000        244,400
 Avis Rent A Car, 11%, 5/1/2009 ..................      3,580,000      3,857,450
 Coinmach Corp., 11.75%,
    11/15/2005 ...................................      4,750,000      4,738,125
 Kindercare Learning Centers, Inc.,
    9.5%, 2/15/2009 ..............................      1,550,000      1,395,000
 La Petite Academy, Inc., 10%,
     5/15/2008 ...................................      1,890,000      1,134,000
 Spincycle, Inc., Step-up Coupon, 0% to
    5/1/2001, 12.75% to 5/1/2005 .................      1,520,000        136,800
                                                                      ----------
                                                                      11,505,775
                                                                      ----------
 Durables 2.5%
 Airxcel, 11%, 11/15/2007 ........................        880,000        457,600

    The accompanying notes are an integral part of the financial statements.


                         24 | Kemper Variable Series --
                            | Kemper High Yield Portfolio

                                                          Principal
                                                         Amount ($)   Value ($)
--------------------------------------------------------------------------------

 DeCrane Aircraft Holdings, Inc., 12%,
    9/30/2008 ....................................      1,180,000     1,073,800
 Fairchild Corp., 10.75%, 4/15/2009 ..............      1,500,000     1,110,000
 Level 3 Communications, Inc., 11%,
    3/15/2000 ....................................      2,900,000     2,552,000
 United Rentals, Inc.:
    9.25%, 1/15/2009 .............................      2,350,000     1,739,000
    9%, 4/1/2009 .................................        760,000       554,800
                                                                      ----------
                                                                      7,487,200
                                                                      ----------

 Manufacturing 12.2%
 Agriculture, Mining and Chemicals, Inc.,
    10.75%, 9/30/2003 ............................      2,200,000      1,474,000
 Atlantis Group, Inc., 11%,
    2/15/2003 ....................................      1,735,000      1,301,250
 BPC Holdings Corp., 12.5%,
    6/15/2006 ....................................        802,666        361,200
 Berry Plastics Corp., 12.25%,
    4/15/2004 ....................................      1,530,000      1,289,025
 Consumers International, 10.25%,
    4/1/2005 .....................................      1,330,000        133,000
 Day International Group, Inc., 11.125%,
    6/1/2005 .....................................      1,270,000      1,219,200
 Delco Remy International, 10.625%,
    8/1/2006 .....................................      1,230,000      1,033,200
 Eagle-Picher Holdings, Inc., 9.375%,
    3/1/2008 .....................................      1,600,000      1,040,000
 Flowserve Corp., 12.25%, 8/15/2010 ..............        650,000        650,000
 Foamex, L.P., 13.5%, 8/15/2005 ..................      1,130,000        678,000
 Fonda Group, 9.5%, 3/1/2007 .....................      1,340,000      1,045,200
 GS Technologies:
    12%, 9/1/2004 ................................      1,090,000         54,500
    12.25%, 10/1/2005 ............................      1,340,000         67,000
 Gaylord Container Corp.:
    9.75%, 6/15/2007 .............................      1,690,000      1,064,700
    9.875%, 2/15/2008 ............................        470,000        145,700
 Grove Holdings LLC:
    14.5%, 5/1/2010 ..............................        928,229          9,282
    Step-up Coupon, 0% to 5/1/2003,
      11.625% to 5/1/2009 ........................        310,000          3,100
 Hayes Wheels International, Inc., 11%,
    7/15/2006 ....................................      1,750,000      1,312,500
 Huntsman Package, 11.75%,
    12/1/2004 ....................................      2,650,000      2,120,000
 Knoll, Inc., 10.875%, 3/15/2006 .................        886,000        903,720
 Millar Western Forest Products, Ltd.,
    9.875%, 5/15/2008 ............................        890,000        703,100
 Motors and Gears, Inc., 10.75%,
    11/15/2006 ...................................        580,000        522,000
 NL Industries, Inc., Senior Note,
    11.75%, 10/15/2003 ...........................      2,603,000      2,629,030
 Owens-Illinois, Inc., 8.1%, 5/15/2007 ...........        210,000        113,400
 Plainwell, Inc., 11%, 3/1/2008* .................      4,445,000        222,250
 Printpack, Inc., 10.625%, 8/15/2006 .............      1,440,000      1,353,600
 Riverwood International Corp.:
    10.25%, 4/1/2006 .............................        710,000        708,225
    10.625%, 8/1/2007 ............................        530,000        530,000
    10.875%, 4/1/2008 ............................      5,130,000      4,617,000

                                                          Principal
                                                         Amount ($)   Value ($)
--------------------------------------------------------------------------------

 SF Holdings Group, Inc., Step-up
    Coupon, 0% to 3/15/2003,
    12.75% to 3/15/2008 ..........................      2,030,000        812,000
 Stone Container Corp.:
    12.25%, 4/1/2002 .............................        627,000        629,351
    10.75%, 10/1/2002 ............................      1,000,000      1,016,250
    11.5%, 8/15/2006 .............................      1,585,000      1,640,475
 Tenneco Automotive, Inc., 11.625%,
    10/15/2009 ...................................      2,190,000      1,062,150
 Terex Corp.:
    8.875%, 4/1/2008 .............................      2,980,000      2,562,800
    8.875%, 4/1/2008 .............................      1,110,000        954,600
 Terra Industries, Inc., 10.5%,
    6/15/2005 ....................................        570,000        364,800
 Texas Petrochemicals, 11.125%,
    7/1/2006 .....................................        710,000        568,000
                                                                      ----------
                                                                      36,913,608
                                                                      ----------
 Technology 1.2%
 Exodus Communications, Inc.,
    11.625%, 7/15/2010 ...........................      2,700,000      2,403,000
 PSINet, Inc.:
    10%, 2/15/2005 ...............................        400,000        112,000
    11.5%, 11/1/2008 .............................      1,490,000        432,100
    11%, 8/1/2009 ................................      1,970,000        551,600
                                                                      ----------
                                                                       3,498,700
                                                                      ----------
 Energy 3.3%
 AES Corp., 9.375%, 9/15/2010 ....................      1,960,000      2,004,100
 Chesapeake Energy Corp., 9.625%,
    5/1/2005 .....................................        440,000        452,650
 Continental Resources, Inc., 10.25%,
    8/1/2008 .....................................      1,470,000      1,275,225
 Key Energy Services, Inc., 14%,
    1/15/2009 ....................................        690,000        783,150
 Nuevo Energy, 9.375%, 10/1/2010 .................        310,000        310,775
 Parker Drilling Corp., 9.75%,
    11/15/2006 ...................................        500,000        502,500
 Pen Holdings, Inc., 9.875%,
    6/15/2008 ....................................        625,000        375,000
 Pride International, Inc., 10%,
    6/1/2009 .....................................      1,470,000      1,543,500
 R&B Falcon Corp.:
    11%, 3/15/2006 ...............................        580,000        671,350
    9.5%, 12/15/2008 .............................        370,000        403,300
 Stone Energy Corp., 8.75%,
    9/15/2007 ....................................        870,000        878,700
 Triton Energy, 8.875%, 10/1/2007 ................        820,000        828,200
                                                                      ----------
                                                                      10,028,450
                                                                      ----------
 Metals & Minerals 1.1%
 MMI Products, Inc., 11.25%,
    4/15/2007 ....................................      1,345,000      1,311,375
 Metal Management, Inc., 10%,
    5/15/2008* ...................................      1,820,000         18,200
 Metals USA, Inc., 8.625%, 2/15/2008 .............      1,490,000        849,300
 Renco Steel Holdings Co., Series B,
    10.875%, 2/1/2005 ............................      1,800,000        720,000

    The accompanying notes are an integral part of the financial statements.


                         25 | Kemper Variable Series --
                            | Kemper High Yield Portfolio

                                                          Principal
                                                         Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Republic Technologies International,
    13.75%, 7/15/2009 ..........................       2,820,000         282,000
                                                                     -----------
                                                                       3,180,875
                                                                     -----------

 Construction 3.4%
 Del Webb Corp.:
    9.75%, 1/15/2008 ...........................         560,000         492,800
    10.25%, 2/15/2010 ..........................         300,000         267,000
 Dimac Corp., 12.5%, 10/1/2008* ................       1,540,000          15,400
 Fortress Group, 13.75%, 5/15/2003 .............         880,000         334,400
 Hovnanian Enterprises, Inc.:
    9.75%, 6/1/2005 ............................         560,000         498,400
    9.125%, 5/1/2009 ...........................       1,090,000         907,425
 Lennar Corp., 9.95%, 5/1/2010 .................       1,870,000       1,907,400
 Nortek, Inc.:
    9.875%, 3/1/2004 ...........................       2,220,000       2,070,150
    9.125%, 9/1/2007 ...........................       1,050,000         947,625
 Ryland Group, Inc.:
    8.25%, 4/1/2008 ............................         800,000         688,000
    9.75%, 9/1/2010 ............................         370,000         357,050
 Standard Pacific Corp.:
    8%, 2/15/2008 ..............................         330,000         297,825
    8.5%, 4/1/2009 .............................         510,000         464,100
 Toll Corp.:
    8.75%, 11/15/2006 ..........................         500,000         490,000
    7.75%, 9/15/2007 ...........................         210,000         195,825
    8.125%, 2/1/2009 ...........................         100,000          94,500
    8%, 5/1/2009 ...............................         230,000         218,500
                                                                     -----------
                                                                      10,246,400
                                                                     -----------
 Transportation 0.9%
 Petro Stopping Centers, 10.5%,
    2/1/2007 ...................................       2,520,000       2,079,000
 Transtar Holdings, Inc.,
    13.375% to 12/15/2003 ......................         631,000         634,155
                                                                     -----------
                                                                       2,713,155
                                                                     -----------
 Utilities 1.1%
 Azurix Corp., 10.75%, 2/15/2010 ...............       1,980,000       1,940,400
 Calpine Corp:
    7.75%, 4/15/2009 ...........................         840,000         785,753
    8.625%, 8/15/2010 ..........................         630,000         614,363
                                                                     -----------
                                                                       3,340,516
                                                                     -----------
 Miscellaneous 1.1%
 Azurix Corp., 10.375%, 2/15/2007 ..............         770,000         754,600
 Golden Tree High Yield Opportunities
    "I", Series 144A, 13.054%,
    10/31/2007 .................................       2,500,000       2,546,500
                                                                     -----------
                                                                       3,301,100
                                                                     -----------

--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $328,973,230)                            241,007,573
--------------------------------------------------------------------------------

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Convertible Preferred Stocks 0.2%
--------------------------------------------------------------------------------

 Communications
 Telephone/Communications                                            -----------
 World Access, Inc.* (Cost $1,389,749) .........             933         606,385
                                                                     -----------

--------------------------------------------------------------------------------
Preferred Stocks 1.1%
--------------------------------------------------------------------------------

 Communications 0.3%
 Cellular Telephone
 Dobson Communications, PIK ....................           1,028         894,360
                                                                     -----------

 Financial 0.2%
 Real Estate
 Crown American Realty Trust ...................          19,820         748,205
                                                                     -----------

 Media 0.4%
 Broadcasting & Entertainment
 Sinclair Capital ..............................          13,000       1,118,000
                                                                     -----------

 Manufacturing 0.1%
 Containers & Paper 0.0%
 SF Holdings Group, Inc., PIK* .................              40          80,000
                                                                     -----------

 Machinery/Components/Controls 0.1%
 Eagle-Picher Holdings, Inc.* ..................             170         382,500
                                                                     -----------

--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $4,666,689)                               3,223,065
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks and Warrants 0.2%
--------------------------------------------------------------------------------

 Communications 0.1%
 Telephone/Communications
 AT&T Canada, Inc.* ............................           1,885          55,018
 Benedek Communications Corp.,
    Warrants* ..................................           5,000           2,500
 Communicacion Cellular, S.A.,
    Warrants* ..................................           2,200          22,000
 Econophone, Inc., Warrants* ...................           1,260          63,000
 ICG Communications, Inc.* .....................           4,851             631
 Intermedia Communications, Inc.* ..............           4,258          30,604
 KMC Telecom Holdings, Inc.,
    Warrants* ..................................           1,950           1,950
 Primus Telecommunications Group,
    Warrants* ..................................           1,000             100

    The accompanying notes are an integral part of the financial statements.


                         26 | Kemper Variable Series --
                            | Kemper High Yield Portfolio

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

 Star Choice Communications,
    Warrants* ......................................        17,370       143,303
 Tele1 Europe Holding AB (ADR)* ....................         6,340        29,323
                                                                     -----------
                                                                         348,429
                                                                     -----------
 Financial 0.1%
 Other Financial Companies
 Ono Finance plc, Warrants* ........................         1,650       115,500
                                                                     -----------

 Media 0.0%
 Cable Television 0.0%
 UIH Australia Pacific, Inc., Warrants* ............           750           750
                                                                     -----------

 Miscellaneous 0.0%
 Australis Holdings, Warrants* .....................         3,720            21
                                                                     -----------

 Service Industries 0.0%
 Miscellaneous Consumer Services 0.0%
 Spincycle, Inc., Warrants* ........................         1,520            15
                                                                     -----------

 Printing/Publishing 0.0%
 American Banknote Corp., Warrants* ................         1,200             0
                                                                     -----------

 Durables 0.0%
 Aerospace
 Decrane Holdings Co., Warrants* ...................         1,350            14
                                                                     -----------

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

 Manufacturing 0.0%
 Containers & Paper
 Gaylord Container Corp.*  .........................        92,250        92,250
 SF Holdings Group, Inc.* ..........................           517         2,585
                                                                     -----------
                                                                          94,835
                                                                     -----------
 Energy 0.0%
 Oil/Gas Transmission
 Empire Gas Corp., Warrants* .......................         2,070           207
                                                                     -----------

 Metals & Minerals 0.0%
 Steel & Metals 0.0%
 Gulf States Steel, Warrants* ......................         1,810            18
 Republic Technologies International,
    Warrants* ......................................         2,820            28
                                                                     -----------
                                                                              46
                                                                     -----------
 Miscellaneous 0.0%
 Bar Technologies, Warrants* .......................           750             0
                                                                     -----------

 Construction 0.0%
 Building Materials 0.0%
 Waxman Industries, Inc., Warrants* ................        52,274           523
                                                                     -----------

 Homebuilding 0.0%
 Capital Pacific Holdings, Warrants* ...............         3,634           908
                                                                     -----------

--------------------------------------------------------------------------------
Total Common Stock and Warrants (Cost $816,818)                          561,248
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $391,735,585) (a)                                           301,725,193
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper High Yield Portfolio of Investments
--------------------------------------------------------------------------------

* Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $392,658,797. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $90,933,604. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,224,013 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $94,157,617.

     PIK denotes that interest or dividend is paid in kind.

    The accompanying notes are an integral part of the financial statements.


                         27 | Kemper Variable Series --
                            | Kemper High Yield Portfolio

Financial Statements
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $391,735,585) ......................   $ 301,725,193
Cash .........................................................................         123,156
Receivable for investments sold ..............................................          14,054
Interest receivable ..........................................................       7,443,381
Receivable for Portfolio shares sold .........................................          56,582
                                                                                 -------------
Total assets .................................................................     309,362,366

Liabilities
----------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................          55,110
Accrued management fee .......................................................         154,436
Accrued Trustees' fees and expenses ..........................................          50,377
Other accrued expenses and payables ..........................................          96,263
                                                                                 -------------
Total liabilities ............................................................         356,186
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 309,006,180
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................      37,265,016
Net unrealized appreciation (depreciation) on investments ....................     (90,010,392)
Accumulated net realized gain (loss) .........................................     (39,835,452)
Paid-in capital ..............................................................     401,587,008
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 309,006,180
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($309,006,180 / 337,288,122
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $        .916
                                                                                 -------------

----------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends ....................................................................   $     551,048
Interest .....................................................................      39,109,906
                                                                                 -------------
Total Income .................................................................      39,660,954
                                                                                 -------------
Expenses:
Management fee ...............................................................       1,991,358
Custodian fees ...............................................................          14,918
Auditing .....................................................................          47,233
Legal ........................................................................          90,917
Trustees' fees and expenses ..................................................          50,713
Reports to shareholders ......................................................          40,389
Registration fees ............................................................          14,330
Other ........................................................................          20,113
                                                                                 -------------
Total expenses, before expense reductions ....................................       2,269,971
Expense reductions ...........................................................         (10,081)
                                                                                 -------------
Total expenses, after expense reductions .....................................       2,259,890
----------------------------------------------------------------------------------------------
Net investment income (loss) .................................................      37,401,064
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................     (15,817,187)

Futures ......................................................................         (17,005)
----------------------------------------------------------------------------------------------
                                                                                   (15,834,192)
                                                                                 -------------
Net unrealized appreciation (depreciation) during the period on investments ..     (48,518,517)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (64,352,709)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (26,951,645)
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         28 | Kemper Variable Series --
                            | Kemper High Yield Portfolio

--------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------
                                                                                                 Years Ended December 31,
Increase (Decrease) in Net Assets                                                                 2000            1999
--------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $  37,401,064    $  45,563,581
Net realized gain (loss) on investment transactions .....................................     (15,834,192)     (14,886,753)
Net unrealized appreciation (depreciation) on investment transactions during the period .     (48,518,517)     (20,024,876)
                                                                                            -------------    -------------
Net increase (decrease) in net assets resulting from operations .........................     (26,951,645)      10,651,952
                                                                                            -------------    -------------
Distributions to shareholders from:
Net investment income ...................................................................     (43,395,484)     (42,416,234)
                                                                                            -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................      95,392,371      116,611,231
Reinvestment of distributions ...........................................................      43,395,484       42,416,234
Cost of shares redeemed .................................................................    (155,637,443)    (173,185,353)
                                                                                            -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions .................     (16,849,588)     (14,157,888)
                                                                                            -------------    -------------
Increase (decrease) in net assets .......................................................     (87,196,717)     (45,922,170)
Net assets at beginning of period .......................................................     396,202,897      442,125,067
Net assets at end of period (including undistributed net investment income                  -------------    -------------
    of $37,265,016 and $43,318,696, respectively) .......................................   $ 309,006,180    $ 396,202,897
                                                                                            -------------    -------------

Other Information
--------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................     345,783,442      360,218,162
                                                                                            -------------    -------------
Shares sold .............................................................................     100,313,983       97,968,309
Shares issued to shareholders in reinvestment of distributions ..........................      44,120,810       36,157,082
Shares redeemed .........................................................................    (152,930,113)    (148,560,111)
                                                                                            -------------    -------------
Net increase (decrease) in Portfolio shares .............................................      (8,495,320)     (14,434,720)
                                                                                            -------------    -------------
Shares outstanding at end of period .....................................................     337,288,122      345,783,442
                                                                                            -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2000      1999      1998      1997      1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 1.146     1.227     1.296     1.281     1.259
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                  .114(a)   .122(a)   .106      .116      .120
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions           (.204)    (.093)    (.085)     .019      .042
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             (.090)     .029      .021      .135      .162
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.140)    (.110)    (.090)    (.120)    (.140)
                                                                            --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.140)    (.110)    (.090)    (.120)    (.140)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  .916     1.146     1.227     1.296     1.281
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (8.68)     2.15      1.45     11.61     14.06
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        309       396       442       391       289
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .68       .67       .65       .65       .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .68       .67       .65       .65       .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   11.23     10.40      9.36      9.20      9.70
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    54        42        74        90        98
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.


                         29 | Kemper Variable Series --
                            | Kemper High Yield Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Total Return Portfolio

The year ending December 31, 2000 was a challenge for investors. Early on, it seemed as if nothing could stop the momentum in technology-related stocks, which climbed to extreme highs. By March, though, investors became skittish that the climb wouldn't last and began taking profits and moving assets into more reasonably valued stocks. This caused a swift decline in the Nasdaq and other market indices, and was the beginning of a broadening in the overall market. We saw wild swings as technology stocks jockeyed to retain their leadership. Ultimately, the market shifted its favor from large growth stocks to value stocks, which had underperformed over the last several years. The bond market struggled early in 2000 as interest rates rose, but recovered as it became clear the Federal Reserve Board had completed its series of rate hikes.

The Kemper Total Return Portfolio lost ground, but solidly outperformed its equity benchmark -- the S&P 500 Stock Index. It did, however, underperform its bond benchmark -- the Lehman Brothers Government/Credit Bond Index. Our technology holdings struggled with the sector. We had more success with financials -- specifically brokerage stocks. Energy stocks also added to performance as they were buoyed by higher oil prices. And our health care stocks, specifically large-cap pharmaceuticals, gained as well. Our bonds helped overall performance by mitigating losses in equities.

The economy is clearly weakening and we expect more disappointing corporate earnings. We've positioned the portfolio more defensively -- increasing bonds and reducing equities. This should help cushion the portfolio from further stock market weakness.

Gary A. Langbaum
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Total Return Portfolio from 4/6/1982 to 12/31/2000
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Lehman Brothers Government/Credit Bond Index is an unmanaged index composed of intermediate and long-term government and investment grade corporate debt securities.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                Kemper                          Russell 1000   Lehman Brothers
             Total Return   Standard & Poor's      Growth        Government/
              Portfolio       500 Index            Index    Corporate Bond Index


   1982.25      10000            10000              10000           10000
   1982.5        9781             9944              10277            9920
   1982.75      10730            11089              11691           11125
   1983         12427            13113              12661           13494
   1983.25      13525            14426              13059           14770
   1983.5       15539            16028              13271           16669
   1983.75      14976            16006              13475           16086
   1984         14617            16071              13672           15651
   1984.25      13472            15686              13742           14392
   1984.5       13078            15283              13509           14223
   1984.75      13945            16764              14636           15319
   1985         13907            17079              15727           15502
   1985.25      15134            18647              16064           17060
   1985.5       16202            20015              17387           18154
   1985.75      15635            19195              17733           17280
   1986         17860            22498              19077           20595
   1986.25      20358            25671              20703           23806
   1986.5       21572            27184              20977           25757
   1986.75      19866            25288              21400           22610
   1987         20561            26697              22056           23759
   1987.25      24128            32397              22382           29481
   1987.5       24699            34023              21959           30610
   1987.75      25518            36268              21318           32677
   1988         20689            28098              22562           25019
   1988.25      21602            29693              23369           25794
   1988.5       22381            31666              23600           27180
   1988.75      22413            31773              24040           27064
   1989         23167            32752              24272           27838
   1989.25      24319            35073              24540           29772
   1989.5       26336            38163              26512           32772
   1989.75      28628            42244              26761           36848
   1990         28764            43112              27727           37839
   1990.25      28513            41815              27410           36438
   1990.5       30936            44440              28397           39985
   1990.75      28148            38340              28569           34015
   1991         30216            41772              30024           37740
   1991.25      34726            47830              30833           44511
   1991.5       34559            47715              31299           44083
   1991.75      37559            50261              33099           47165
   1992         41668            54471              34866           53275
   1992.25      40286            53097              34342           50646
   1992.5       39001            54105              35733           50092
   1992.75      39301            55811              37479           52295
   1993         42373            58615              37509           55939
   1993.25      43370            61173              39253           55472
   1993.5       44139            61466              40431           54612
   1993.75      47242            63049              41769           55419
   1994         47513            64510              41647           57564
   1994.25      44964            62068              40343           55027
   1994.5       42501            62327              39841           54465
   1994.75      43816            65368              40038           58655
   1995         43000            65357              40185           59093
   1995.25      45872            71714              42188           64720
   1995.5       49496            78550              44925           71084
   1995.75      52023            84788              45785           77536
   1996         54165            89888              47918           81067
   1996.25      55339            94712              46797           85421
   1996.5       57168            98957              47017           90855
   1996.75      60083           102017              47847           94128
   1997         63246           110513              49309           99812
   1997.25      62683           113482              48884          100349
   1997.5       71031           133275              50663          119326
   1997.75      75079           143257              52438          128295
   1998         75870           147370              54121          130244
   1998.25      82564           167912              54941          149979
   1998.5       83176           173487              56378          156788
   1998.75      77428           156269              59170          142545
   1999         87358           189516              59247          180657
   1999.25      89773           198955              58539          192141
   1999.5       94235           212952              57898          199536
   1999.75      90589           199689              58212          192226
   2000        100296           229377              57975          240556
   2000.25     101996           234631              59533          257698
   2000.5      100907           228399              60398          250740
   2000.75     101849           226185              62132          237256
   2001         97658           208498              64844          186612

----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns^1
----------------------------------------------------------------------------------------------------------------------
                                                                                         Life of
For the periods ended December 31, 2000       1-year         5-year        10-year      portfolio
----------------------------------------------------------------------------------------------------------------------
Kemper Total Return Portfolio                  -2.63%        12.51%         12.45%        12.94%      (Since 4/6/1982)
----------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                         30 | Kemper Variable Series --
                            | Kemper Total Return Portfolio

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Kemper Total Return Portfolio

                                                       Principal
                                                      Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 5.0%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $42,659,184 on 1/2/2001**                                     -----------
    (Cost $42,631,000) ..........................    42,631,000    42,631,000
                                                                  -----------

--------------------------------------------------------------------------------
U.S. Governmenet & Agency Obligations 26.5%
--------------------------------------------------------------------------------

 Federal National Mortgage Association:
    6.5% with various maturities to
      7/1/2030 ..................................    18,736,082    18,481,390
    7%, 7/15/2005 ...............................     6,300,000     6,612,039
    7%, 3/1/2015 ................................     3,199,102     3,232,092
    7%, 9/1/2030 ................................     6,640,605     6,649,943
    7.5% with various maturities to
      9/1/2030 ..................................     9,662,067     9,822,738
    8% with various maturities to
      7/15/2030 .................................     5,597,886     5,751,111
 Government National Mortgage
    Association:
    6.5%, 6/15/2028 .............................     2,566,381     2,537,509
    6.5% with various maturities to
      4/15/2029 .................................     2,523,580     2,495,190
    7% with various maturities to
      6/15/2029 .................................    11,209,182    11,256,471
    8% with various maturities to
      9/15/2030 .................................     4,791,794     4,916,853
 U.S. Treasury Bonds:
    5.625%, 11/30/2002 ..........................     2,625,000     2,646,315
    9.375%, 2/15/2006 ...........................    33,275,000    39,514,063
    6.5%, 2/15/2010 .............................    17,645,000    19,304,689
    6.125%, 8/15/2029 ...........................    12,650,000    13,758,899
    6.25%, 5/15/2030 ............................     5,150,000     5,745,443
 U.S. Treasury Notes:
    6.75%, 5/15/2005 ............................    40,110,000    42,729,584
    5.75%, 11/15/2005 ...........................    13,655,000    14,100,972
    5.75%, 8/15/2010 ............................    13,615,000    14,268,112

--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $215,945,294)                                            223,823,413
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Backed 0.7%
--------------------------------------------------------------------------------

 Citibank Credit Card Issuance Trust
    Series 2000-A1, 6.9%, 10/17/2007 ............     1,750,000     1,805,363
 Daimler Chrysler Auto Trust Series
    2000-C, 6.82%, 9/6/2004 .....................     2,000,000     2,037,234
 MBNA Master Credit Card Trust, 6.9%,
    1/15/2008 ...................................     2,050,000     2,127,018

--------------------------------------------------------------------------------
Total Asset Backed (Cost $5,797,971)                                5,969,615
--------------------------------------------------------------------------------

                                                       Principal
                                                      Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign Government Bonds -- U.S.$ Denominated 0.2%
--------------------------------------------------------------------------------

 Province of Quebec, 8.625%,                                      -----------
    1/19/2005 (Cost $1,659,308) .................     1,500,000     1,636,800
                                                                  -----------

--------------------------------------------------------------------------------
Corporate Bonds 8.3%
--------------------------------------------------------------------------------

 Consumer Discretionary 0.4%

 AFC Enterprises, 10.25%, 5/15/2007 .............       700,000       658,000
 Cinemark USA, Inc., 8.5%, 8/1/2008 .............       800,000       480,000
 MGM Grand, Inc., 9.75%, 6/1/2007 ...............     1,450,000     1,515,250
 Park Place Entertainment, Inc., 8.5%,
    11/15/2006 ..................................     1,000,000     1,037,500
                                                                  -----------
                                                                    3,690,750
                                                                  -----------
 Consumer Staples 0.2%
 Unilever Capital Corp., 7.125%,
    10/1/2010 ...................................     1,525,000     1,597,467
                                                                  -----------

 Health 0.2%
 Magellan Health Services, Inc., 9%,
    2/15/2008 ...................................     2,270,000     1,589,000
                                                                  -----------

 Communications 1.7%
 Deutsche Telekom AG, 7.75%,
    6/15/2005 ...................................       800,000       813,832
 Esprit Telecom Group plc, 11.5%,
    12/15/2007 ..................................       630,000         9,450
 Intermedia Communications, 8.6%,
    6/1/2008 ....................................     1,930,000     1,428,200
 McLeod USA, Inc., Step-up Coupon,
    0% to 3/1/2002, 10.5% to 3/1/2007 ...........     1,650,000     1,369,500
 MetroNet Communications Corp.,
    Step-up Coupon, 0% to 6/15/2003,
    9.95%, 6/15/2008 ............................     1,900,000     1,520,000
 Nextel Communications, 9.375%,
    11/15/2009 ..................................     2,080,000     1,944,800
 Qwest Communications International,
    Inc., 7.5%, 11/1/2008 .......................     2,350,000     2,414,743
 Rogers Cantel, Inc., 8.8%, 10/1/2007 ...........     2,100,000     2,100,000
 Sprint Capital Corp., 6.125%,
    11/15/2008 ..................................     1,625,000     1,461,558
 Vodafone Group plc, 7.75%,
    2/15/2010 ...................................     1,625,000     1,690,504
                                                                  -----------
                                                                   14,752,587
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.


                         31 | Kemper Variable Series --
                            | Kemper Total Return Portfolio

                                                          Principal
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

 Financial 1.6%
 Citigroup, Inc., 6.75%, 12/1/2005 ...............      1,625,000      1,656,330
 Firststar Bank, 7.125%, 12/1/2009 ...............        800,000        805,840
 FleetBoston Financial Corp. Series
    2000-C, 7.25%, 9/15/2005 .....................      1,450,000      1,491,093
 Ford Motor Credit Co., 6.7%,
    7/16/2004 ....................................      1,450,000      1,449,174
 General Electric Capital Corp.,
    6.5%, 12/10/2007 .............................      1,625,000      1,654,055
 Merrill Lynch & Co., Inc., 6%,
    2/17/2009 ....................................      1,625,000      1,538,778
 PNC Funding Corp., 7.5%,
    11/1/2009 ....................................        825,000        852,596
 Repsol International Finance, 7.45%,
    7/15/2005 ....................................      1,675,000      1,717,712
 Verizon Global Funding Corp.:
    7.6%, 3/15/2007 ..............................        580,000        597,812
    7.25%, 12/1/2010 .............................      1,000,000      1,020,940
 Wells Fargo Company, 7.25%,
    8/24/2005 ....................................      1,625,000      1,685,418
                                                                      ----------
                                                                      14,469,748
                                                                      ----------

 Manufacturing 0.7%
 Dow Chemical, 7%, 8/15/2005 .....................      1,625,000      1,681,111
 International Paper Co., 8%, 7/8/2003 ...........      1,625,000      1,685,873
 Plainwell, Inc., 11%, 3/1/2008* .................      1,020,000         51,000
 Riverwood International Corp., 10.25%,
    4/1/2006 .....................................      2,470,000      2,463,825
 Stone Container Corp., 11.5%,
    8/15/2006 ....................................        500,000        517,500
                                                                      ----------
                                                                       6,399,309
                                                                      ----------
 Media 1.5%
 Cablevision Systems Corp., 7.875%,
    12/15/2007 ...................................      2,000,000      1,990,000
 Charter Communications Holdings LLC,
    8.625%, 4/1/2009 .............................        500,000        453,750
 NTL, Inc., Step-up Coupon, 0% to
    2/1/2001, 11.5% to 2/1/2006 ..................      2,270,000      2,043,000
 News America Holdings, Inc., 9.25%,
    2/1/2013 .....................................      1,630,000      1,746,284
 Sinclair Broadcasting Group, Inc.,
    8.75%, 12/15/2007 ............................        850,000        760,750
 TeleWest Communications plc,
    11% to 10/1/2007 .............................      4,020,000      3,517,500
 Time Warner, Inc., 9.125%, 1/15/2013 ............      1,625,000      1,888,770
                                                                      ----------
                                                                      12,400,054
                                                                      ----------
 Technology 0.1%
 PSINet, Inc.:
    10%, 2/15/2005 ...............................        810,000        226,800
    11.5%, 11/1/2008 .............................      1,040,000        301,600
                                                                      ----------
                                                                         528,400
                                                                      ----------
 Energy 1.0%
 Conoco, Inc., 6.35%, 4/15/2009 ..................      1,625,000      1,615,315
 Gulf Canada Resources, Inc., 9.25%,
    1/15/2004 ....................................      1,500,000      1,518,090
 Petroleum Geo-Services, 7.5%,
    3/31/2007 ....................................      1,625,000      1,569,084
 Phillips Petroleum, 8.75%, 5/25/2010 ............      1,625,000      1,859,390

                                                          Principal
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

 Texas Eastern Trans Corp., 7.3%,
    12/1/2010 ....................................      1,625,000      1,677,276
                                                                      ----------
                                                                       8,239,155
                                                                      ----------
 Metals & Minerals 0.3%
 Euramax International plc, 11.25%,
    10/1/2006 ....................................      2,850,000      1,824,000
 Renco Steel Holdings Co., Series B,
    10.875%, 2/1/2005 ............................      2,210,000        884,000
                                                                      ----------
                                                                       2,708,000
                                                                      ----------
 Construction 0.4%
 Del Webb Corp., 9.75%, 1/15/2008 ................      2,250,000      1,980,000
 Hovnanian Enterprises Inc. 144A,
    10.5%, 10/1/2007 .............................      1,725,000      1,595,625
                                                                      ----------
                                                                       3,575,625
                                                                      ----------
 Utilities 0.1%
 Alabama Power Co., 7.125%,
    8/15/2004 ....................................        800,000        815,871
                                                                      ----------

--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $77,439,952)                              70,765,966
--------------------------------------------------------------------------------

                                                           Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 59.3%
--------------------------------------------------------------------------------

 Consumer Discretionary 3.5%
 Department & Chain Stores
 Costco Wholesale Corp.* .........................         64,000      2,556,000
 Kohl's Corp.* ...................................        136,500      8,326,500
 Target Corp. ....................................        229,000      7,385,250
 Wal-Mart Stores, Inc. ...........................        223,900     11,894,688
                                                                      ----------
                                                                      30,162,438
                                                                      ----------
 Consumer Staples 4.7%
 Food & Beverage 3.3%
 Coca-Cola Co. ...................................        116,000      7,068,750
 H.J. Heinz Co. ..................................        183,300      8,695,293
 PepsiCo, Inc. ...................................        235,000     11,647,188
                                                                      ----------
                                                                      27,411,231
                                                                      ----------
 Package Goods/Cosmetics 1.4%
 Colgate-Palmolive Co. ...........................        100,000      6,455,000
 Procter & Gamble Co. ............................         72,000      5,647,500
                                                                      ----------
                                                                      12,102,500
                                                                      ----------
 Health 12.5%
 Biotechnology 1.3%
 Biogen, Inc.* ...................................         45,000      2,702,812
 Genzyme Corporation
    (General Division)* ..........................         41,700      3,750,393
 Immunex Corp.* ..................................        109,500      4,448,437
                                                                      ----------
                                                                      10,901,642
                                                                      ----------
 Hospital Management 0.7%
 Tenet Healthcare Corp. ..........................        131,000      5,821,313
                                                                      ----------

 Medical Supply & Specialty 3.4%
 Applera Corp.-- Applied Biosystems
    Group ........................................         54,800      5,154,625
 Baxter International, Inc. ......................        130,600     11,533,612


    The accompanying notes are an integral part of the financial statements.


                         32 | Kemper Variable Series --
                            | Kemper Total Return Portfolio

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

 Becton Dickinson & Co. ..........................        219,000      7,582,875
 Guidant Corp.* ..................................         84,000      4,530,750
                                                                      ----------
                                                                      28,801,862
                                                                      ----------
 Pharmaceuticals 7.1%
 Abbott Laboratories .............................        187,000      9,057,812
 Allergan, Inc. ..................................         50,100      4,850,306
 Alza Corp.* .....................................        157,500      6,693,750
 American Home Products Corp. ....................        125,300      7,962,815
 Eli Lilly & Co. .................................         68,000      6,328,250
 Glaxo Wellcome plc (ADR) ........................         69,000      3,864,000
 Merck & Co., Inc. ...............................         60,500      5,664,313
 Pfizer, Inc. ....................................        345,750     15,904,500
                                                                      ----------
                                                                      60,325,746
                                                                      ----------
 Communications 2.5%
 Cellular Telephone 0.8%
 Nokia Oyj (ADR) .................................        150,000      6,525,000
                                                                      ----------

 Telephone/Communications 1.8%
 BroadWing, Inc.* ................................        208,000      4,745,000
 Qwest Communications
    International, Inc.* .........................        143,000      5,863,000
 SBC Communications, Inc. ........................         91,000      4,345,250
                                                                      ----------
                                                                      14,953,250
                                                                      ----------
 Financial 12.1%
 Banks 2.3%
 Chase Manhattan Corp. ...........................        119,000      5,407,062
 Washington Mutual, Inc. .........................        119,000      6,314,438
 Wells Fargo Co. .................................        134,500      7,489,969
                                                                      ----------
                                                                      19,211,469
                                                                      ----------
 Insurance 5.2%
 Allstate Corp. ..................................        124,000      5,401,750
 American International Group, Inc. ..............        123,937     12,215,541
 Cigna Corp. .....................................         54,000      7,144,200
 Hartford Financial Services Group, Inc. .........        110,500      7,804,062
 Jefferson Pilot Corp. ...........................         70,400      5,262,400
 St. Paul Companies, Inc. ........................        109,000      5,920,063
                                                                      ----------
                                                                      43,748,016
                                                                      ----------
 Consumer Finance 4.0%
 American Express Co. ............................        135,000      7,416,562
 Capital One Finance Corp. .......................         73,600      4,843,800
 Citigroup, Inc. .................................        202,000     10,314,625
 Household International, Inc. ...................        112,162      6,168,910
 Mellon Financial Corp. ..........................        111,000      5,459,813
                                                                      ----------
                                                                      34,203,710
                                                                      ----------
 Other Financial Companies 0.6%
 Marsh & McLennan Companies, Inc. ................         44,200      5,171,400
                                                                      ----------

 Media 2.3%
 Advertising 0.2%
 Omnicom Group, Inc. .............................         25,300      2,096,738
                                                                      ----------

 Broadcasting & Entertainment 1.6%
 Infinity Broadcasting Corp.* ....................         90,900      2,539,518
 Viacom, Inc. "B"* ...............................        132,120      6,176,610

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

 Walt Disney Co. .................................        146,000      4,224,875
                                                                      ----------
                                                                      12,941,003
                                                                      ----------
 Cable Television 0.5%
 AT&T Corp.-- Liberty Media
    Group "A"* ...................................        306,000      4,150,125
                                                                      ----------

 Service Industries 1.5%
 Investment 0.7%
 Merrill Lynch & Co., Inc. .......................         85,500      5,830,031
                                                                      ----------

 Miscellaneous Commercial Services 0.8%
 Siebel Systems, Inc.* ...........................         42,300      2,860,538
 United Parcel Service "B" .......................         69,000      4,058,063
                                                                      ----------
                                                                       6,918,601
                                                                      ----------
 Durables 1.9%
 Aerospace
 Boeing Co. ......................................         43,500      2,871,000
 United Technologies Corp. .......................        171,000     13,444,876
                                                                      ----------
                                                                      16,315,876
                                                                      ----------
 Manufacturing 3.3%
 Diversified Manufacturing
 General Electric Co. ............................        425,500     20,397,406
 Tyco International Ltd. .........................        138,146      7,667,103
                                                                      ----------
                                                                      28,064,509
                                                                      ----------
 Technology 10.4%
 Computer Software 1.7%
 Intuit, Inc.* ...................................         81,000      3,194,438
 Microsoft Corp.* ................................        176,000      7,634,000
 Oracle Corp.* ...................................        126,000      3,661,875
                                                                      ----------
                                                                      14,490,313
                                                                      ----------
 Diverse Electronic Products 2.3%
 Applied Materials, Inc.* ........................         64,500      2,463,093
 General Motors Corp. "H" (New)* .................        171,900      3,953,700
 Motorola, Inc. ..................................        242,500      4,910,625
 Solectron Corp.* ................................        206,100      6,986,790
                                                                      ----------
                                                                      18,314,208
                                                                      ----------
 EDP Peripherals 0.9%
 EMC Corp.* ......................................         81,500      5,419,750
 VERITAS Software Corp.* .........................         28,000      2,450,000
                                                                      ----------
                                                                       7,869,750
                                                                      ----------
 Electronic Components/Distributors 1.8%
 Applied Micro Circuits Corp.* ...................         34,000      2,551,594
 Cisco Systems, Inc.* ............................        339,000     12,966,750
                                                                      ----------
                                                                      15,518,344
                                                                      ----------
 Electronic Data Processing 1.8%
 International Business Machines Corp. ...........         83,000      7,055,000
 Radioshack Corp. ................................        129,100      5,527,094
 Sun Microsystems, Inc.* .........................        103,000      2,871,125
                                                                      ----------
                                                                      15,453,219
                                                                      ----------
 Semiconductors 1.9%
 Intel Corp. .....................................        205,400      6,174,837
 Texas Instruments, Inc. .........................        134,000      6,348,250
 Xilinx, Inc.* ...................................         76,000      3,505,500
                                                                      ----------
                                                                      16,028,587
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                         33 | Kemper Variable Series --
                            | Kemper Total Return Portfolio

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

 Energy 4.1%
 Oil & Gas Production 2.8%
 Exxon Mobil Corp. ...............................        148,729     12,930,127
 Nabors Industries, Inc.* ........................         94,000      5,560,100
 Royal Dutch Petroleum Co. .......................         85,000      5,147,813
                                                                     -----------
                                                                      23,638,040
                                                                     -----------
 Oilfield Services/Equipment 1.3%
 BJ Services Company* ............................         44,000      3,030,500
 Schlumberger Ltd. ...............................        101,500      8,113,656
                                                                     -----------
                                                                      11,144,156
                                                                     -----------

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

 Transportation 0.5%
 Railroads
 Union Pacific Corp. .............................         76,000      3,857,000

--------------------------------------------------------------------------------
Total Common Stocks (Cost $406,644,339)                              501,970,077
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $750,117,864) (a)                                           846,796,871
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Total Return Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $751,598,831. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $95,198,040. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $130,283,291 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,085,251.

     The investments in mortgage-backed securities of the Government National Mortgage Association and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.


                         34 | Kemper Variable Series --
                            | Kemper Total Return Portfolio

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $750,117,864) ......................   $846,796,871
Receivable for investments sold ..............................................      1,773,273
Dividends receivable .........................................................        613,994
Interest receivable ..........................................................      5,014,034
                                                                                 ------------
Total assets .................................................................    854,198,172

Liabilities
---------------------------------------------------------------------------------------------
Due to custodian bank ........................................................         44,331
Payable for investments purchased ............................................      2,423,733
Payable for Portfolio shares redeemed ........................................        387,120
Accrued management fee .......................................................        415,826
Accrued Trustees' fees and expenses ..........................................         88,549
Other accrued expenses and payables ..........................................        229,391
                                                                                 ------------
Total liabilities ............................................................      3,588,950
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $850,609,222
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................     24,053,463
Net unrealized appreciation (depreciation) on investments ....................     96,679,007
Accumulated net realized gain (loss) .........................................     28,129,821
Paid-in capital ..............................................................    701,746,931
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $850,609,222
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($850,609,222 / 328,284,442
   outstanding shares of beneficial interest, $.01 par value,                    ------------
   unlimited number of shares authorized) ....................................   $      2.591
                                                                                 ------------

------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $749) .........................   $  4,626,608
Interest ..................................................................     25,763,670
                                                                              ------------
Total Income ..............................................................     30,390,278
                                                                              ------------
Expenses:
Management fee ............................................................      4,959,560
Custodian fees ............................................................         33,402
Auditing ..................................................................        183,332
Legal .....................................................................         39,089
Trustees' fees and expenses ...............................................        120,630
Reports to shareholders ...................................................        139,381
Registration fees .........................................................         39,967
Other .....................................................................         32,991
                                                                              ------------
Total expenses, before expense reductions .................................      5,548,352
Expense reductions ........................................................        (13,397)
                                                                              ------------
Total expenses, after expense reductions ..................................      5,534,955
------------------------------------------------------------------------------------------
Net investment income (loss)                                                    24,855,323
------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...............................................................     29,574,413
Foreign currency related transactions .....................................         (1,583)
                                                                              ------------
                                                                                29,572,830
                                                                              ------------
Net unrealized appreciation (depreciation) during the period
   on investments .........................................................    (77,942,993)
------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                     (48,370,163)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $(23,514,840)
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         35 | Kemper Variable Series --
                            | Kemper Total Return Portfolio

--------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------

                                                                                               Years Ended December 31,
Increase (Decrease) in Net Assets                                                               2000              1999
--------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $  24,855,323    $  27,648,765
Net realized gain (loss) on investment transactions .....................................      29,572,830       45,180,101
Net unrealized appreciation (depreciation) on investment transactions during the period .     (77,942,993)      52,174,093
                                                                                            -------------    -------------
Net increase (decrease) in net assets resulting from operations .........................     (23,514,840)     125,002,959
                                                                                            -------------    -------------
Distributions to shareholders from:
Net investment income ...................................................................     (29,012,969)     (27,964,602)
                                                                                            -------------    -------------
Net realized gains ......................................................................     (43,519,453)     (46,607,499)
                                                                                            -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................      17,090,676      107,465,501
Reinvestment of distributions ...........................................................      72,532,422       74,572,123
Cost of shares redeemed .................................................................     (95,451,365)    (145,406,836)
                                                                                            -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions .................      (5,828,267)      36,630,788
                                                                                            -------------    -------------
Increase (decrease) in net assets .......................................................    (101,875,529)      87,061,646
Net assets at beginning of period .......................................................     952,484,751      865,423,105
Net assets at end of period (including undistributed net investment income                  -------------    -------------
   of $24,053,463 and $27,660,585, respectively) ........................................   $ 850,609,222    $ 952,484,751
                                                                                            -------------    -------------

Other Information
--------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................     330,477,010      316,471,412
                                                                                            -------------    -------------
Shares sold .............................................................................       6,285,302       39,553,132
Shares issued to shareholders in reinvestment of distributions ..........................      26,801,324       27,723,580
Shares redeemed .........................................................................     (35,279,194)     (53,271,114)
                                                                                            -------------    -------------
Net increase (decrease) in Portfolio shares .............................................      (2,192,568)      14,005,598
                                                                                            -------------    -------------
Shares outstanding at end of period .....................................................     328,284,442      330,477,010
                                                                                            -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2000      1999      1998      1997      1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 2.882     2.735     2.822     2.815     2.579
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                  .074(a)   .084(a)   .086      .090      .084
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions           (.140)     .303      .317      .377      .322
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             (.066)     .387      .403      .467      .406
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.090)    (.090)    (.090)    (.090)    (.090)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                (.135)    (.150)    (.400)    (.370)    (.080)
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.225)    (.240)    (.490)    (.460)    (.170)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 2.591     2.882     2.735     2.822     2.815
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (2.63)    14.81     15.14     19.96     16.76
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        851       952       865       787       697
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .61       .61       .60       .60       .59
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .61       .61       .60       .60       .59
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    2.75      3.12      3.33      3.32      3.21
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   107        80        81       122        90
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.


                         36 | Kemper Variable Series --
                            | Kemper Total Return Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Blue Chip Portfolio

The Kemper Blue Chip Portfolio posted solid returns in 2000 and outperformed its benchmark, the S&P 500 Index. Our intensive stock selection process, which leads us to some of the most attractive blue-chip stocks from a wide variety of market sectors, proved to be crucial in achieving these results. Financial services, health care, media and energy were among the portfolio's best performing areas. Names that led the way included Capital One, Abbott Laboratories, CBS and Exxon Mobil.

We were also able to find solid performers in sectors that generally lagged that market, such as retailer Kohl's. Most of our retail holdings were a disappointment, though. These types of consumer stocks were hurt by rising interest rates as investors became increasingly concerned about the slowing economy. Other disappointments included technology. Since March, the technology sector has been quite volatile, and our holdings here have struggled. The upside to these minor disappointments is that we are finding opportunities to buy into these solid companies as their prices drop down to more reasonable levels and growth rates remain solid.

The market downturn has given us the opportunity to enhance the quality of the portfolio through the addition of names that have excellent long-term potential, superior fundamentals and solid growth, made even more attractive by reasonable prices. Regardless of volatility, we believe the Kemper Blue Chip Portfolio is well positioned to take advantage of these challenging market conditions.

Tracy McCormick
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Blue Chip Portfolio from 5/1/1997 to 12/31/2000
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the U.S. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                      Kemper Blue         Standard & Poor's       Russell
                     Chip Portfolio           500 Index          1000 Index


      1997.25             10000                   10000              10000
      1997.5              10293                   11083              11081
      1997.75             11090                   11913              12049
      1998                11154                   12255              12411
      1998.25             12289                   13963              14071
      1998.5              12255                   14427              14423
      1998.75             10738                   12995              12935
      1999                12699                   15760              15765
      1999.25             13252                   16545              16415
      1999.5              14337                   17709              17585
      1999.75             13534                   16606              16424
      2000                15903                   19075              19062
      2000.25             16207                   19512              19894
      2000.5              15847                   18994              19211
      2000.75             15916                   18809              19348
      2001                14656                   17339              17577

----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return^1
----------------------------------------------------------------------------------------------------------------------
                                                                                         Life of
For the periods ended December 31, 2000                                    1-year       portfolio
----------------------------------------------------------------------------------------------------------------------
Kemper Blue Chip Portfolio                                                  -7.84%        11.00%      (Since 5/1/1997)
----------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                         37 | Kemper Variable Series --
                            | Kemper Blue Chip Portfolio

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Kemper Blue Chip Portfolio

                                                   Principal
                                                  Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.3%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $736,487 on 1/2/2001**                                 ----------
    (Cost $736,000) .......................      736,000      736,000
                                                           ----------

--------------------------------------------------------------------------------
Commercial Paper 4.4%
--------------------------------------------------------------------------------

 FCAR Owner Trust, 6.5%***, 1/3/2001 ......    2,000,000
                                                            1,999,278
 Countrywide Home Loans, 6.7%***,
    1/2/2001 ..............................    8,000,000    7,998,516

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $9,997,794)                    9,997,794
--------------------------------------------------------------------------------

                                                Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 95.3%
--------------------------------------------------------------------------------

 Consumer Discretionary 5.9%
 Department & Chain Stores
 Costco Wholesale Corp.* ..................       30,000    1,198,125
 Kohl's Corp.* ............................       59,500    3,629,500
 Target Corp. .............................      101,000    3,257,250
 Wal-Mart Stores, Inc. ....................      101,800    5,408,125
                                                           ----------
                                                           13,493,000
                                                           ----------
 Consumer Staples 7.4%
 Food & Beverage 5.1%
 Coca-Cola Co. ............................       50,500    3,077,343
 H.J. Heinz Co. ...........................       75,500    3,581,531
 PepsiCo, Inc. ............................      100,000    4,956,250
                                                           ----------
                                                           11,615,124
                                                           ----------
 Package Goods/Cosmetics 2.3%
 Colgate-Palmolive Co. ....................       45,000    2,904,750
 Procter & Gamble Co. .....................       30,000    2,353,125
                                                           ----------
                                                            5,257,875
                                                           ----------
 Health 20.3%
 Biotechnology 2.2%
 Biogen, Inc.* ............................       20,000    1,201,250
 Genzyme Corporation
    (General Division)* ...................       18,800    1,690,825
 Immunex Corp.* ...........................       50,000    2,031,250
                                                           ----------
                                                            4,923,325
                                                           ----------
 Hospital Management 1.1%
 Tenet Healthcare Corp. ...................       57,000    2,532,938
                                                           ----------

 Medical Supply & Specialty 5.3%
 Applera Corp.-- Applied Biosystems
    Group .................................       25,000    2,351,562

                                                Shares        Value ($)
--------------------------------------------------------------------------------

 Baxter International, Inc. ...............       52,000    4,592,250
 Becton Dickinson & Co. ...................       93,000    3,220,125
 Guidant Corp.* ...........................       37,000    1,995,688
                                                           ----------
                                                           12,159,625
                                                           ----------
 Pharmaceuticals 11.7%
 Abbott Laboratories ......................       79,000    3,826,562
 Allergan, Inc. ...........................       22,100    2,139,556
 Alza Corp.* ..............................       71,000    3,017,500
 American Home Products Corp. .............       58,000    3,685,900
 Eli Lilly & Co. ..........................       30,000    2,791,875
 Glaxo Wellcome plc (ADR) .................       29,400    1,646,400
 Merck & Co., Inc. ........................       22,500    2,106,563
 Pfizer, Inc. .............................      160,250    7,371,500
                                                           ----------
                                                           26,585,856
                                                           ----------
 Communications 3.9%
 Cellular Telephone 1.3%
 Nokia Oyj (ADR) ..........................       65,500    2,849,250

 Telephone/Communications 2.6%
 BroadWing, Inc.* .........................       80,000    1,825,000
 Qwest Communications
    International Inc.* ...................       56,000    2,296,000
 SBC Communications, Inc. .................       40,000    1,910,000
                                                           ----------
                                                            6,031,000
                                                           ----------
 Financial 19.8%
 Banks 3.6%
 Chase Manhattan Corp. ....................       50,000    2,271,875
 Washington Mutual, Inc. ..................       49,000    2,600,063
 Wells Fargo Co. ..........................       60,200    3,352,388
                                                           ----------
                                                            8,224,326
                                                           ----------
 Insurance 8.3%
 Allstate Corp. ...........................       57,000    2,483,062
 American International Group, Inc. .......       56,812    5,599,532
 Cigna Corp. ..............................       22,200    2,937,060
 Hartford Financial Services Group, Inc. ..       50,000
                                                            3,531,250
 Jefferson Pilot Corp. ....................       28,350    2,119,163
 St. Paul Companies, Inc. .................       44,000    2,389,750
                                                           ----------
                                                           19,059,817
                                                           ----------
 Consumer Finance 6.9%
 American Express Co. .....................       57,800    3,175,387
 Capital One Finance Corp. ................       33,500    2,204,718
 Citigroup, Inc. ..........................      100,000    5,106,250
 Household International, Inc. ............       50,799    2,793,945
 Mellon Financial Corp. ...................       49,000    2,410,188
                                                           ----------
                                                           15,690,488
                                                           ----------
 Other Financial Companies 1.0%
 Marsh & McLennan Companies, Inc. .........       19,000    2,223,000
                                                           ----------

    The accompanying notes are an integral part of the financial statements.


                         38 | Kemper Variable Series --
                            | Kemper Blue Chip Portfolio

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Media 3.2%
 Broadcasting & Entertainment 2.2%
 Infinity Broadcasting Corp. "A"* .........        36,900     1,030,894
 Viacom, Inc. "B"* ........................        48,051     2,246,384
 Walt Disney Co. ..........................        63,000     1,823,063
                                                            -----------
                                                              5,100,341
                                                            -----------
 Cable Television 1.0%
 AT&T Corp.-- Liberty Media
    Group "A"* ............................       157,000     2,129,312
                                                            -----------

 Service Industries 2.5%
 Investment 1.2%
 Merrill Lynch & Co., Inc. ................        39,000     2,659,313
                                                            -----------

 Miscellaneous Commercial Services 1.3%
 Siebel Systems, Inc.* ....................        20,300     1,375,325
 United Parcel Service "B" ................        30,000     1,764,375
                                                            -----------
                                                              3,139,700
                                                            -----------
 Durables 3.0%
 Aerospace
 Boeing Co. ...............................        18,400     1,214,400
 United Technologies Corp. ................        70,000     5,503,750
                                                            -----------
                                                              6,718,150
                                                            -----------
 Manufacturing 4.9%
 Diversified Manufacturing
 General Electric Co. .....................       161,800     7,756,288
 Tyco International Ltd. ..................        60,608     3,363,744
                                                            -----------
                                                            11,120,032
                                                            -----------
 Technology 16.8%
 Computer Software 2.9%
 Intuit, Inc.* ............................        41,000     1,616,938
 Microsoft Corp.* .........................        80,000     3,480,000
 Oracle Corp.* ............................        51,000     1,482,188
                                                            -----------
                                                              6,579,126
                                                            -----------
 Diverse Electronic Products 3.7%
 Applied Materials, Inc.* .................        25,000       954,687
 General Motors Corp. "H" .................        97,000     2,231,000

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Motorola Inc. ............................       106,400     2,154,600
 Solectron Corp.* .........................        92,900     3,149,310
                                                            -----------
                                                              8,489,597
                                                            -----------
 EDP Peripherals 1.4%
 EMC Corp.* ...............................        31,200     2,074,800
 VERITAS Software Corp.* ..................        13,100     1,146,250
                                                            -----------
                                                              3,221,050
                                                            -----------
 Electronic Components/Distributors 2.8%
 Applied Micro Circuits Corp.* ............        15,000     1,125,703
 Cisco Systems, Inc.* .....................       137,900     5,274,675
                                                            -----------
                                                              6,400,378
                                                            -----------
 Electronic Data Processing 2.8%
 International Business Machines Corp. ....        32,700
                                                              2,779,500
 Radioshack Corp. .........................        59,000     2,525,938
 Sun Microsystems, Inc.* ..................        41,000     1,142,875
                                                            -----------
                                                              6,448,313
                                                            -----------
 Semiconductors 3.2%
 Intel Corp. ..............................        88,800     2,686,200
 Texas Instruments, Inc. ..................        67,000     3,174,125
 Xilinx, Inc.* ............................        32,250     1,487,531
                                                            -----------
                                                              7,347,856
                                                            -----------
 Energy 6.9%
 Oil & Gas Production 4.7%
 Exxon Mobil Corp. ........................        67,770     5,891,754
 Nabors Industries, Inc.* .................        42,300     2,502,045
 Royal Dutch Petroleum Co. (New
    York shares) ..........................        38,000     2,301,375
                                                            -----------
                                                             10,695,174
                                                            -----------
 Oilfield Services/Equipment 2.2%
 BJ Services Company* .....................        20,000     1,377,500
 Schlumberger Ltd. ........................        45,500     3,637,156
                                                            -----------
                                                              5,014,656
                                                            -----------
 Transportation 0.7%
 Railroads
 Union Pacific Corp. ......................        33,000     1,674,750
                                                            -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $194,000,563)                     217,383,372
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $204,734,357) (a)                                  228,117,166
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Blue Chip Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $206,015,268. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $22,101,898. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,406,296 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,304,398.

    The accompanying notes are an integral part of the financial statements.


                         39 | Kemper Variable Series --
                            | Kemper Blue Chip Portfolio

Financial Statements
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------

Investments in securities, at value (cost $204,734,357) ......................   $ 228,117,166
Cash .........................................................................               9
Receivable for investments sold ..............................................         468,066
Dividends receivable .........................................................         250,234
Interest receivable ..........................................................             365
Receivable for Portfolio shares sold .........................................          15,189
                                                                                 -------------
Total assets .................................................................     228,851,029

Liabilities
----------------------------------------------------------------------------------------------

Payable for investments purchased ............................................         596,384
Payable for Portfolio shares redeemed ........................................           4,896
Accrued management fee .......................................................         125,126
Accrued Trustees' fees and expenses ..........................................          14,284
Other accrued expenses and payables ..........................................          52,011
                                                                                 -------------
Total liabilities ............................................................         792,701
----------------------------------------------------------------------------------------------
Net assets                                                                       $ 228,058,328
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................         751,950
Net unrealized appreciation (depreciation) on investments ....................      23,382,809
Accumulated net realized gain (loss) .........................................      (6,477,620)
Paid-in capital ..............................................................     210,401,189
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 228,058,328
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($228,058,328 / 158,306,610
   outstanding shares of beneficial interest, $.01 par value,                    -------------
   unlimited number of shares authorized) ....................................   $       1.441
                                                                                 -------------

------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $11,870) ......................   $  1,636,363
Interest ..................................................................        821,221
                                                                              ------------
Total Income ..............................................................      2,457,584
                                                                              ------------
Expenses:
Management fee ............................................................      1,395,541
Custodian fees ............................................................         23,190
Auditing ..................................................................         42,407
Legal .....................................................................          6,004
Trustees' fees and expenses ...............................................         29,899
Reports to shareholders ...................................................         19,528
Registration fees .........................................................          9,529
Other .....................................................................            530
                                                                              ------------
Total expenses, before expense reductions .................................      1,526,628
Expense reductions ........................................................         (5,518)
                                                                              ------------
Total expenses, after expense reductions ..................................      1,521,110
------------------------------------------------------------------------------------------
Net investment income (loss)                                                       936,474
------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...............................................................     (4,444,870)
Foreign currency related transactions .....................................             64
                                                                              ------------
                                                                                (4,444,806)
                                                                              ------------
Net unrealized appreciation (depreciation) during the period on investments    (14,673,131)
------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                     (19,117,937)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $(18,181,463)
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         40 | Kemper Variable Series --
                            | Kemper Blue Chip Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Years Ended December 31,
Increase (Decrease) in Net Assets                                                                   2000            1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $     936,474    $     825,215
Net realized gain (loss) on investment transactions ......................................      (4,444,806)       1,076,081
Net unrealized appreciation (depreciation) on investment transactions during the period ..     (14,673,131)      28,749,940
                                                                                             -------------    -------------
Net increase (decrease) in net assets resulting from operations ..........................     (18,181,463)      30,651,236
                                                                                             -------------    -------------
Distributions to shareholders from:
Net investment income ....................................................................        (776,598)        (587,311)
                                                                                             -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ................................................................      73,308,117       82,946,795
Reinvestment of distributions ............................................................         776,598          587,311
Cost of shares redeemed ..................................................................     (12,484,482)      (6,495,609)
                                                                                             -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ..................      61,600,233       77,038,497
                                                                                             -------------    -------------
Increase (decrease) in net assets ........................................................      42,642,172      107,102,422
Net assets at beginning of period ........................................................     185,416,156       78,313,734
Net assets at end of period (including undistributed net investment income                   -------------    -------------
   of $751,950 and $593,327, respectively) ...............................................   $ 228,058,328    $ 185,416,156
                                                                                             -------------    -------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................     118,171,531       62,167,501
                                                                                             -------------    -------------
Shares sold ..............................................................................      47,871,170       60,341,643
Shares issued to shareholders in reinvestment of distributions ...........................         487,472          426,104
Shares redeemed ..........................................................................      (8,223,563)      (4,763,717)
                                                                                             -------------    -------------
Net increase (decrease) in Portfolio shares ..............................................      40,135,079       56,004,030
                                                                                             -------------    -------------
Shares outstanding at end of period ......................................................     158,306,610      118,171,531
                                                                                             -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                2000      1999      1998    1997(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $ 1.569     1.260     1.115     1.000
                                                                                     ----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                            .007(b)   .009(b)   .010      .017
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                     (.129)     .308      .145      .098
                                                                                     ----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                       (.122)     .317      .155      .115
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  (.006)    (.008)    (.010)       --
                                                                                     ----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.006)    (.008)    (.010)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $ 1.441     1.569     1.260     1.115
                                                                                     ----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                      (7.84)    25.24     13.84     11.54**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                  228       185        78         5
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                         .71       .71       .76       .95*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                          .71       .70       .76       .95*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                               .44       .67      1.18      2.07*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                              86        64       102        78*
-----------------------------------------------------------------------------------------------------------------------------

(a)  For the period May 1, 1997 (commencement of operations) to December 31,
     1997.

(b)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.


                         41 | Kemper Variable Series --
                            | Kemper Blue Chip Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Growth Portfolio

The market completely shifted direction this year. At the start of 2000, investors focused their interest almost completely in large growth stocks, particularly technology, media and telecommunications (TMT) issues. In March, as TMT stocks reached historic valuation levels, investors became skittish that those values would not last and began moving assets from the market leaders to more staid value stocks and into cash. This retreat continued throughout the remainder of the year, causing large growth stocks -- those in which this portfolio invests -- to endure losses after several years of outstanding performance. We're gratified that although the Kemper Growth Portfolio lost ground, it still posted stronger performance than its benchmark, the Russell 1000 Growth Index, which is our primary goal.

We believe that the shift in market sentiment is temporary. There have been many very good growth companies that have been knocked down to levels that we believe are completely unwarranted. In the meantime, we're remaining true to our investment style discipline, which helped us outperform our benchmark this year, and which we believe will reward the portfolio further when growth comes back into favor. We are continuing to maintain a portfolio of established large-cap companies with excellent franchises, superior fundamentals and consistent, sustainable, above-average earnings-growth potential. We've eliminated quite a few holdings from the portfolio this year because of deteriorating company fundamentals, but we've also had the opportunity to add names from across the market that have posted gains, despite the downturn in growth stocks. Stocks we've eliminated include JDS Uniphase, Teradyne and Morgan Stanley. We added Eli Lilly, Heineken and United Technologies, among others.

Valerie F. Malter
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Growth Portfolio from 12/9/1983 to 12/31/2000
--------------------------------------------------------------------------------


The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

             Kemper Growth            Russell 1000                Standard &
               Portfolio              Growth Index             Poor's 500 Index


  1983.75      10000                     10000                     10000
  1984         10260                      9878                      9948
  1984.25      10475                      9084                      9709
  1984.5       10567                      8977                      9460
  1984.75      11171                      9669                     10377
  1985         11371                      9784                     10572
  1985.25      12254                     10767                     11543
  1985.5       13011                     11458                     12389
  1985.75      12389                     10907                     11882
  1986         14223                     12999                     13926
  1986.25      16330                     15025                     15890
  1986.5       17316                     16257                     16827
  1986.75      15228                     14271                     15653
  1987         15519                     14996                     16525
  1987.25      19069                     18608                     20054
  1987.5       19534                     19320                     21060
  1987.75      20685                     20625                     22450
  1988         15779                     15791                     17393
  1988.25      16536                     16280                     18380
  1988.5       17176                     17155                     19601
  1988.75      16065                     17082                     19668
  1989         15842                     17571                     20274
  1989.25      16760                     18791                     21710
  1989.5       18321                     20685                     23623
  1989.75      20733                     23257                     26149
  1990         20257                     23882                     26686
  1990.25      19860                     22998                     25884
  1990.5       22092                     25237                     27508
  1990.75      18740                     21469                     23732
  1991         20379                     23820                     25857
  1991.25      24393                     28094                     29606
  1991.5       24138                     27824                     29536
  1991.75      26893                     29769                     31112
  1992         32499                     33626                     33717
  1992.25      31407                     31966                     32867
  1992.5       29092                     31616                     33491
  1992.75      30251                     33007                     34547
  1993         33660                     35307                     36283
  1993.25      33697                     35012                     37866
  1993.5       35580                     34469                     38047
  1993.75      39305                     34978                     39027
  1994         38584                     36332                     39931
  1994.25      37940                     34731                     38420
  1994.5       34899                     34377                     38580
  1994.75      37010                     37021                     40463
  1995         37033                     37297                     40456
  1995.25      40136                     40849                     44391
  1995.5       43341                     44866                     48622
  1995.75      47200                     48938                     52483
  1996         49244                     51167                     55641
  1996.25      51828                     53915                     58626
  1996.5       54416                     57344                     61254
  1996.75      58401                     59410                     63148
  1997         59893                     62998                     68407
  1997.25      56836                     63337                     70245
  1997.5       66229                     75315                     82497
  1997.75      73731                     80975                     88676
  1998         72675                     82205                     91222
  1998.25      84424                     94661                    103937
  1998.5       83913                     98959                    107388
  1998.75      65476                     89969                     96730
  1999         83651                    114025                    117310
  1999.25      90121                    121272                    123153
  1999.5       92152                    125940                    131817
  1999.75      88960                    121326                    123607
  2000        114704                    151830                    141984
  2000.25     123950                    162649                    145236
  2000.5      119641                    158258                    141379
  2000.75     109550                    149748                    140009
  2001         92848                    117788                    129065


The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.

------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns^1
------------------------------------------------------------------------------------------------------------------------
                                                                                         Life of
For the periods ended December 31, 2000       1-year         5-year        10-year      portfolio
------------------------------------------------------------------------------------------------------------------------
Kemper Growth Portfolio                       -19.06%        13.52%         16.37%        13.96%      (Since 12/9/1983)
------------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                         42 | Kemper Variable Series --
                            | Kemper Blue Chip Portfolio

Investment Portfolio                                    as of  December 31, 2000
--------------------------------------------------------------------------------

Kemper Growth Portfolio

                                                 Principal
                                                Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.1%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $507,335 on 1/2/2001**                                 ----------
    (Cost $507,000) .......................      507,000      507,000
                                                           ----------

--------------------------------------------------------------------------------
Commercial Paper 4.6%
--------------------------------------------------------------------------------

 AT&T Corp., 6.6%***, 1/4/2001 ............    7,000,000    6,996,150
 Countrywide Home Loans,
    6.7%***, 1/2/2001 .....................    9,500,000    9,498,237
 FCAR Owner Trust, 6.52%***,
    1/3/2001 ..............................   10,000,000    9,996,383

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $26,490,770)                  26,490,770
--------------------------------------------------------------------------------

                                                Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 95.3%
--------------------------------------------------------------------------------

 Consumer Discretionary 6.4%
 Department & Chain Stores
 Home Depot, Inc. .........................      301,050   13,754,222
 Kohl's Corp.* ............................      143,700    8,765,700
 Wal-Mart Stores, Inc. ....................      268,700   14,274,688
                                                           ----------
                                                           36,794,610
                                                           ----------
 Consumer Staples 8.4%
 Food & Beverage 4.8%
 Coca-Cola Co. ............................      109,200    6,654,375
 Heineken N.V .............................      122,000    7,392,306
 PepsiCo, Inc. ............................      267,500   13,257,969
                                                           ----------
                                                           27,304,650
                                                           ----------
 Package Goods/Cosmetics 3.6%
 Colgate-Palmolive Co. ....................      168,800   10,896,040
 Estee Lauder Companies, Inc. "A" .........      220,800    9,673,800
                                                           ----------
                                                           20,569,840
                                                           ----------
 Health 22.9%
 Biotechnology 3.0%
 Genentech, Inc.* .........................      140,300   11,434,450
 Immunex Corp.* ...........................      148,600    6,036,875
                                                           ----------
                                                           17,471,325
                                                           ----------
 Hospital Management 1.1%
 HCA-The Heathcare Co. ....................      139,900    6,156,999

 Medical Supply & Specialty 4.1%
 Baxter International, Inc. ...............      164,600   14,536,238
 Medtronic, Inc. ..........................      149,070    9,000,101
                                                           ----------
                                                           23,536,339
                                                           ----------

                                                 Shares       Value ($)
--------------------------------------------------------------------------------

 Pharmaceuticals 14.7%
 Allergan, Inc. ...........................      102,800    9,952,325
 Alza Corp.* ..............................      137,300    5,835,250
 Eli Lilly & Co. ..........................      125,800   11,707,263
 Merck & Co., Inc. ........................      219,800   20,578,775
 Pfizer, Inc. .............................      782,650   36,001,900
                                                           ----------
                                                           84,075,513
                                                           ----------
 Communications 6.1%
 Cellular Telephone 4.8%
 American Tower Corp. "A"* ................      170,000    6,438,750
 Nokia Oyj (ADR) ..........................      247,000   10,744,500
 Vodafone Group plc .......................      289,556   10,369,724
                                                           ----------
                                                           27,552,974
                                                           ----------
 Telephone/Communications 1.3%
 Nortel Networks Corp. ....................      233,300    7,480,181
                                                           ----------

 Financial 4.8%
 Banks 1.1%
 State Street Corp. .......................       51,700    6,421,657
                                                           ----------

 Insurance 2.2%
 American International Group, Inc. .......      122,812   12,104,658
                                                           ----------

 Consumer Finance 1.5%
 American Express Co. .....................      159,400    8,757,037
                                                           ----------

 Media 3.8%
 Advertising 1.1%
 Omnicom Group, Inc. ......................       80,300    6,654,863
                                                           ----------

 Broadcasting & Entertainment 2.7%
 Clear Channel Communications, Inc.* ......      185,400
                                                            8,980,312
 Viacom, Inc. "B"* ........................      135,200    6,320,600
                                                           ----------
                                                           15,300,912
                                                           ----------
 Service Industries 3.7%
 EDP Services 1.6%
 Electronic Data Systems Corp. ............      160,750    9,283,312
                                                           ----------

 Investment 1.1%
 Charles Schwab Corp. .....................      209,900    5,955,913
                                                           ----------

 Miscellaneous Commercial Services 1.0%
 Siebel Systems, Inc.* ....................       80,094    5,426,368
                                                           ----------

 Durables 1.1%
 Aerospace
 United Technologies Corp. ................       80,500    6,329,312
                                                           ----------

    The accompanying notes are an integral part of the financial statements.


                         43 | Kemper Variable Series --
                            | Kemper Blue Chip Portfolio

                                                  Shares     Value ($)
--------------------------------------------------------------------------------

 Manufacturing 5.5%
 Diversified Manufacturing
 General Electric Co. .....................       661,200    31,696,275
                                                            -----------

 Technology 30.8%
 Computer Software 10.9%
 America Online, Inc.* ....................       320,380    11,149,224
 BEA Systems, Inc.* .......................       108,100     7,276,481
 Brocade Communications
    Systems, Inc.* ........................        87,400     8,024,412
 Check Point Software Technologies,
    Ltd.* .................................        52,600     7,025,387
 i2 Technologies, Inc.* ...................       149,320     8,119,275
 Microsoft Corp.* .........................       321,040    13,965,240
 Oracle Corp.* ............................       226,440     6,580,912
                                                            -----------
                                                             62,140,931
                                                            -----------
 Diverse Electronic Products 1.9%
 Applied Materials, Inc.* .................       289,110    11,040,388
                                                            -----------

 EDP Peripherals 4.8%
 EMC Corp.* ...............................       205,120    13,640,480
 Network Appliance, Inc.* .................       134,400     8,633,100

                                                  Shares     Value ($)
--------------------------------------------------------------------------------

 VERITAS Software Corp.* ..................        58,800     5,145,000
                                                            -----------
                                                             27,418,580
                                                            -----------
 Electronic Components/Distributors 6.6%
 Applied Micro Circuits Corp.* ............         7,300       547,842
 Cisco Systems, Inc.* .....................       782,400    29,926,800
 Juniper Networks, Inc.* ..................        55,050     6,939,741
                                                            -----------
                                                             37,414,383
                                                            -----------
 Electronic Data Processing 2.5%
 Sun Microsystems, Inc.* ..................       520,660    14,513,398
                                                            -----------

 Semiconductors 4.1%
 Intel Corp. ..............................       253,680     7,673,820
 Linear Technology Corp. ..................       205,290     9,494,663
 Vitesse Semiconductor Corp.* .............       108,780     6,016,894
                                                            -----------
                                                             23,185,377
                                                            -----------
 Energy 1.8%
 Oilfield Services/Equipment
 Schlumberger Ltd. ........................       130,200    10,407,863
                                                            -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $453,243,646)                     544,993,658
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $480,241,416) (a)                                  571,991,428
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Growth Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $480,680,641. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $91,310,787. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $117,742,040 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,431,253.

    The accompanying notes are an integral part of the financial statements.


                         44 | Kemper Variable Series --
                            | Kemper Blue Chip Portfolio

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $480,241,416) ......................   $571,991,428
Receivable for investments sold ..............................................     14,127,634
Dividends receivable .........................................................        538,981
Interest receivable ..........................................................            251
Receivable for Portfolio shares sold .........................................         81,631
                                                                                 ------------
Total assets .................................................................    586,739,925

Liabilities
---------------------------------------------------------------------------------------------
Due to custodian bank ........................................................         42,264
Payable for investments purchased ............................................      3,116,841
Payable for Portfolio shares redeemed ........................................        488,086
Accrued management fee .......................................................        309,961
Accrued Trustees' fees and expenses ..........................................         65,853
Other accrued expenses and payables ..........................................        166,674
                                                                                 ------------
Total liabilities ............................................................      4,189,679
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $582,550,246
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................     91,750,012
Accumulated net realized gain (loss) .........................................     30,881,691
Paid-in capital ..............................................................    459,918,543
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $582,550,246
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($582,550,246 / 193,400,099
   outstanding shares of beneficial interest, $.01 par value,                    ------------
   unlimited number of shares authorized) ....................................   $      3.012
                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.


                         45 | Kemper Variable Series --
                            | Kemper Blue Chip Portfolio

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends ......................................................  $   2,996,662
Interest .......................................................      1,447,204
                                                                  --------------
Total Income ...................................................      4,443,866
                                                                  --------------
Expenses:
Management fee .................................................      4,288,087
Custodian fees .................................................         25,771
Auditing .......................................................        120,866
Legal ..........................................................         29,200
Trustees' fees and expenses ....................................         88,388
Reports to shareholders ........................................         58,076
Registration fees ..............................................         25,746
Other ..........................................................         33,097
                                                                   -------------
Total expenses, before expense reductions ......................      4,669,231
Expense reductions .............................................         (9,063)
                                                                   -------------
Total expenses, after expense reductions .......................      4,660,168
--------------------------------------------------------------------------------
Net investment income (loss)                                           (216,302)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     32,558,878
Foreign currency related transactions ..........................          2,677
                                                                   -------------
                                                                     32,561,555
                                                                   -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................   (171,597,559)
Foreign currency related transactions ..........................             87
                                                                   -------------
                                                                   (171,597,472)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (139,035,917)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(139,252,219)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         46 | Kemper Variable Series --
                            | Kemper Blue Chip Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Years Ended December 31,
Increase (Decrease) in Net Assets                                                                2000            1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $    (216,302)   $    (244,056)
Net realized gain (loss) on investment transactions ...................................      32,561,555       67,787,225
Net unrealized appreciation (depreciation) on investment transactions during the period    (171,597,472)     138,673,500
                                                                                          -------------    -------------
Net increase (decrease) in net assets resulting from operations .......................    (139,252,219)     206,216,669
                                                                                          -------------    -------------
Distributions to shareholders from:
Net realized gains ....................................................................     (64,685,654)            --
                                                                                          -------------    -------------
Portfolio share transactions:
Proceeds from shares sold .............................................................      76,609,186       51,314,444
Reinvestment of distributions .........................................................      64,685,654             --
Cost of shares redeemed ...............................................................     (92,497,968)    (148,391,192)
                                                                                          -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ...............      48,796,872      (97,076,748)
                                                                                          -------------    -------------
Increase (decrease) in net assets .....................................................    (155,141,001)     109,139,921
Net assets at beginning of period .....................................................     737,691,247      628,551,326
                                                                                          -------------    -------------
Net assets at end of period ...........................................................   $ 582,550,246    $ 737,691,247
                                                                                          -------------    -------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................     181,948,444      212,587,256
                                                                                          -------------    -------------
Shares sold ...........................................................................      20,025,819       15,490,444
Shares issued to shareholders in reinvestment of distributions ........................      16,086,477             --
Shares redeemed .......................................................................     (24,660,641)     (46,129,256)
                                                                                          -------------    -------------
Net increase (decrease) in Portfolio shares ...........................................      11,451,655      (30,638,812)
                                                                                          -------------    -------------
Shares outstanding at end of period ...................................................     193,400,099      181,948,444
                                                                                          -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2000      1999       1998      1997      1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 4.054     2.957      3.001     3.371     3.262
                                                                          ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                (.001)(a) (.001)(a)   .007      .012      .030
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          (.681)    1.098       .459      .448      .589
                                                                          ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            (.682)    1.097       .466      .460      .619
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          --        --      (.010)    (.020)    (.040)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                               (.360)       --      (.500)    (.810)    (.470)
                                                                          ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.360)       --      (.510)    (.830)    (.510)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 3.012     4.054      2.957     3.001     3.371
                                                                          ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (19.06)    37.12      15.10     21.34     21.63
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        583       738        629       563       487
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .65       .66        .66       .65       .64
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .65       .66        .66       .65       .64
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.03)     (.04)        .28       .42        94
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    65        87        109       170       175
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.


                         47 | Kemper Variable Series --
                            | Kemper Blue Chip Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Aggressive Growth Portfolio

Like the vast majority of its peers, the Kemper Aggressive Growth Portfolio ended 2000 on a negative note, but unlike its typical peer, it proved considerably more resilient than its benchmark. There are two central reasons behind this relative outperformance, and they are correlated to what we view as two distinct investment environments in 2000. Throughout the first quarter, we continued to see historic levels of market volatility, with most market indices climbing to new highs, fueled by surging momentum in technology, media and telecommunications stocks. During that time, our tech picks did quite well, which we expected given our analysis. They all have incredibly strong market standings and product line-ups combined with massive revenue and earnings growth. And they all have dominant positions in what they do. After the correction that began in March, many stocks struggled with slowing growth and poor earnings, while others dropped in sympathy with the declining market. During this time, the portfolio's losses were partially mitigated by a solid cash stake. We always prefer to be fully invested, but there are times when it is more prudent to remain defensive. This was one of those times. The icing on the cake to this strategy is that with cash on hand, the portfolio may very well be more nimble than its peers and perhaps better positioned to take advantage of the next market opportunities.

Sewall F. Hodges
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Aggressive Growth Portfolio from 5/1/1999 to 12/31/2000
--------------------------------------------------------------------------------

The Russell 3000 Index is an unmanaged index composed of the largest-capitalized U.S.-domiciled companies whose stocks trade in the U.S. The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                    Kemper Aggressive    Russell 3000       Standard & Poor's
                    Growth Portfolio        Index               500 Index


              1999.25     10000             10000                  10000
              1999.5      10941             10306                  10305
              1999.75     11029              9627                   9663
              2000        13989             11188                  11099
              2000.25     16287             11699                  11354
              2000.5      15410             11295                  11052
              2000.75     15550             11378                  10945
              2001        13295             10353                  10089

-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return^1
-----------------------------------------------------------------------------------------------------------------------
                                                                                         Life of
For the periods ended December 31, 2000                                    1-year       portfolio
-----------------------------------------------------------------------------------------------------------------------
Kemper Aggressive Growth Portfolio                                          -4.96%        18.73%      (Since 5/3/1999)
-----------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     The portfolio may concentrate investments in specific sectors, which creates special risk considerations.

     As a non-diversified portfolio, it can invest more than 5% of its assets in the securities of a particular issuer. This presents greater risk of loss of principal as the financial condition or market's assessment of such securities changes.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                         48 | Kemper Variable Series --
                            | Kemper Aggressive Growth Portfolio

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Kemper Aggressive Growth Portfolio

                                                    Principal
                                                   Amount ($)    Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.1%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $701,463 on 1/2/2001**                                     ----------
    (Cost $701,000) ...........................      701,000      701,000
                                                               ----------

--------------------------------------------------------------------------------
Short-Term Obligations 30.8%
--------------------------------------------------------------------------------

 Federal Home Loan Bank Discount Note:
    6.21%***, 1/2/2001 ........................    4,000,000    3,999,310
    6.28%***, 1/3/2001 ........................    7,000,000    6,997,558
    5.75%***, 1/5/2001 ........................    1,000,000      999,361
    6.16%***, 1/8/2001 ........................    8,000,000    7,990,418

--------------------------------------------------------------------------------
Total Short-Term Obligations (Cost $19,986,647)                19,986,647
--------------------------------------------------------------------------------

                                                     Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 68.1%
--------------------------------------------------------------------------------

 Consumer Discretionary 1.7%
 Recreational Products 1.2%
 Harley-Davidson, Inc. ........................       19,000      755,250
                                                               ----------

 Restaurants 0.5%
 CEC Entertainment, Inc.* .....................        9,300      317,363
                                                               ----------

 Consumer Staples 1.0%
 Food & Beverage
 Coca-Cola Co.* ...............................       10,300      627,656
                                                               ----------

 Health 7.2%
 Biotechnology 2.0%
 Immunex Corp.* ...............................       16,400      666,250
 QLT, Inc.* ...................................       10,500      294,154
 Waters Corp.* ................................        4,000      334,000
                                                               ----------
                                                                1,294,404
                                                               ----------
 Medical Supply & Specialty 3.8%
 Andrx Group* .................................       24,900    1,441,088
 Medtronic, Inc. ..............................       17,298    1,044,367
                                                               ----------
                                                                2,485,455
                                                               ----------
 Pharmaceuticals 1.0%
 Alza Corp.* ..................................       14,700      624,745
                                                               ----------

 Miscellaneous 0.4%
 DaVita, Inc.* ................................       16,200      277,425
                                                               ----------

                                                     Shares       Value ($)
--------------------------------------------------------------------------------

 Communications 2.4%
 Telephone/Communications 2.3%
 Time Warner Telecom, Inc. "A"* ...............       23,500    1,490,781
                                                               ----------

 Miscellaneous 0.1%
 Novatel Wireless, Inc.* ......................        7,600       94,050
                                                               ----------

 Media 2.5%
 Broadcasting & Entertainment
 Univision Communication, Inc.* ...............       15,500      634,531
 Viacom, Inc. "B"* ............................        7,206      336,881
 Walt Disney Co. ..............................       22,100      639,519
                                                               ----------
                                                                1,610,931
                                                               ----------
 Service Industries 4.7%
 EDP Services 2.5%
 Fiserv, Inc.* ................................       21,900    1,038,881
 Micromuse, Inc.* .............................        9,200      555,306
                                                               ----------
                                                                1,594,187
                                                               ----------
 Miscellaneous Commercial Services 2.2%
 Concord EFS, Inc.* ...........................       31,900    1,401,606
 Internap Network Services Corp.* .............        4,300       31,175
                                                               ----------
                                                                1,432,781
                                                               ----------
 Durables 0.4%
 Telecommunications Equipment
 Spectrasite Holdings, Inc.* ..................       17,600      233,200
                                                               ----------

 Manufacturing 0.8%
 Electrical Products 0.2%
 Nanometrics, Inc.* ...........................        9,500      131,219
                                                               ----------

 Industrial Specialty 0.6%
 Corning, Inc. ................................        7,700      406,656
                                                               ----------

 Technology 39.6%
 Computer Software 13.2%
 Brocade Communications Systems,
     Inc.* ....................................        9,200      844,675
 Check Point Software Technologies,
    Ltd.* .....................................       13,500    1,803,094
 Comverse Technology, Inc.* ...................        9,500    1,031,938
 Intuit, Inc.* ................................       25,100      989,881
 Microsoft Corp.* .............................       11,300      490,138
 PeopleSoft, Inc.* ............................       48,500    1,803,594
 RSA Security, Inc.* ..........................        7,500      396,563
 SAP AG (Sponsored ADR) .......................        7,900      266,131
 Verity, Inc.* ................................       38,700      931,219
                                                               ----------
                                                                8,557,233
                                                               ----------
 Diverse Electronic Products 0.5%
 Applied Materials, Inc.* .....................        7,800      297,863
                                                               ----------

    The accompanying notes are an integral part of the financial statements.


                         49 | Kemper Variable Series --
                            | Kemper Aggressive Growth Portfolio

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 EDP Peripherals 7.2%
 EMC Corp.* ...............................       10,900      724,850
 Mercury Interactive Corp.* ...............       16,000    1,444,000
 Network Appliance, Inc.* .................        6,100      391,544
 Symbol Technologies, Inc. ................       58,050    2,089,800
                                                           ----------
                                                            4,650,194
                                                           ----------
 Electronic Components/Distributors 5.4%
 Analog Devices, Inc.* ....................       14,900      762,694
 Applied Micro Circuits Corp.* ............       20,800    1,560,975
 Cisco Systems, Inc.* .....................       16,400      627,300
 Sandisk Corp.* ...........................       13,000      360,750
 Vishay Intertechnology, Inc.* ............       12,250      185,281
                                                           ----------
                                                            3,497,000
                                                           ----------
 Precision Instruments 1.9%
 Credence Systems Corp.* ..................       31,100      715,300
 Molecular Devices Corp.* .................        4,400      301,125
 Photon Dynamics, Inc.* ...................        9,900      222,750
                                                           ----------
                                                            1,239,175
                                                           ----------
 Semiconductors 11.2%
 Elantec Semiconductor, Inc.* .............        9,100      252,525
 Intel Corp. ..............................       27,300      820,706
 Linear Technology Corp.* .................       17,900      827,875
 Microchip Technology, Inc.* ..............       11,300      247,894
 Pericom Semiconductor Corp.* .............       35,900      664,150
 QLogic Corp.* ............................       10,100      777,700
 SDL, Inc.* ...............................        5,700      844,669

                                                  Shares       Value ($)
--------------------------------------------------------------------------------

 Sanmina Corp.* ...........................       12,500      957,813
 Silicon Storage Technology, Inc.* ........       60,700      717,019
 Siliconix, Inc.* .........................        2,000       45,000
 Vitesse Semiconductor Corp.* .............       19,800    1,095,188
                                                           ----------
                                                            7,250,539
                                                           ----------
 Miscellaneous 0.2%
 Cirrus Logic, Inc.* ......................        8,300      155,625
                                                           ----------

 Energy 7.4%
 Oil & Gas Production 6.2%
 Anadarko Petroleum Corp.* ................       12,100      860,068
 EOG Resources, Inc. ......................       24,900    1,361,719
 Nabors Industries, Inc.* .................       15,200      899,080
 Talisman Energy, Inc.* ...................       24,300      900,929
                                                           ----------
                                                            4,021,796
                                                           ----------
 Oilfield Services/Equipment 1.2%
 Precision Drilling Corp. "A"* ............       21,800      818,863
                                                           ----------

 Utilities 0.4%
 Electric Utilities
 Orion Power Holdings, Inc.* ..............       11,400      280,725
                                                           ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $47,713,316)                     44,145,116
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $68,400,963) (a)                                  64,832,763
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Aggressive Growth Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $68,538,712. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $3,705,949. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,824,203 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,530,152.

    The accompanying notes are an integral part of the financial statements.


                         50 | Kemper Variable Series --
                            | Kemper Aggressive Growth Portfolio

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $68,400,963) .......................   $ 64,832,763
Cash .........................................................................             31
Receivable for investments sold ..............................................      1,041,455
Interest receivable ..........................................................            348
Receivable for Portfolio shares sold .........................................         67,326
                                                                                 ------------
Total assets .................................................................     65,941,923

Liabilities
---------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................             23
Accrued management fee .......................................................         54,794
Accrued Trustees' fees and expenses ..........................................          5,955
Other accrued expenses and payables ..........................................         13,250
                                                                                 ------------
Total liabilities ............................................................         74,022
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 65,867,901
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................        497,066
Net unrealized appreciation (depreciation) on investments ....................     (3,568,200)
Accumulated net realized gain (loss) .........................................     (4,297,640)
Paid-in capital ..............................................................     73,236,675
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 65,867,901
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($65,867,901 / 49,909,598
   outstanding shares of beneficial interest, $.01 par value,                    ------------
   unlimited number of shares authorized) ....................................   $      1.320
                                                                                 ------------

---------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
---------------------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $194) ............................   $      9,213
Interest .....................................................................        923,263
                                                                                 ------------
Total Income .................................................................        932,476
                                                                                 ------------
Expenses:
Management fee ...............................................................        323,018
Custodian and accounting fees ................................................         53,398
Auditing .....................................................................          4,636
Legal ........................................................................          2,914
Trustees' fees and expenses ..................................................          9,698
Reports to shareholders ......................................................          9,048
Registration fees ............................................................          3,430
Other ........................................................................          2,965
                                                                                 ------------
Total expenses, before expense reductions ....................................        409,107
Expense reductions ...........................................................         (3,241)
                                                                                 ------------
Total expenses, after expense reductions .....................................        405,866
Net investment income (loss) .................................................        526,610

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................     (4,288,611)
Foreign currency related transactions ........................................            (33)
                                                                                 ------------
                                                                                   (4,288,644)
                                                                                 ------------
Net unrealized appreciation (depreciation) during the period on investments ..     (5,179,723)
---------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (9,468,367)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (8,941,757)
---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         51 | Kemper Variable Series --
                            | Kemper Aggressive Growth Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             For the Period
                                                                                                            from May 1, 1999
                                                                                                              (commencement
                                                                                              Year Ended    of operations) to
                                                                                             December 31,     December 31,
Increase (Decrease) in Net Assets                                                                2000             1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $    526,610    $     18,653
Net realized gain (loss) on investment transactions ...................................     (4,288,644)        138,859
Net unrealized appreciation (depreciation) on investment transactions during the period     (5,179,723)      1,611,499
                                                                                          ------------    ------------
Net increase (decrease) in net assets resulting from operations .......................     (8,941,757)      1,769,011
                                                                                          ------------    ------------
Distribution to shareholders from:
Net realized gains ....................................................................       (196,026)           --
                                                                                          ------------    ------------
Portfolio share transactions:
Proceeds from shares sold .............................................................     66,329,439       8,842,615
Reinvestment of distributions .........................................................        196,026            --
Cost of shares redeemed ...............................................................     (3,189,803)       (441,604)
                                                                                          ------------    ------------
Net increase (decrease) in net asssets from Portfolio share transactions ..............     63,335,662       8,401,011
                                                                                          ------------    ------------
Increase (decrease) in net assets .....................................................     54,197,879      10,170,022
Net assets at beginning of period .....................................................     11,670,022       1,500,000
Net assets at end of period (including undistributed net investment income                ------------    ------------
    of $497,066 and $18,650, respectively)                                                $ 65,867,901    $ 11,670,022
                                                                                          ------------    ------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................      8,342,278       1,500,000
                                                                                          ------------    ------------
Shares sold ...........................................................................     43,574,048       7,189,499
Shares issued to shareholders in reinvestment of distributions ........................        121,102            --
Shares redeemed .......................................................................     (2,127,830)       (347,221)
                                                                                          ------------    ------------
Net increase (decrease) in Portfolio shares ...........................................     41,567,320       6,842,278
                                                                                          ------------    ------------
Shares outstanding at end of period ...................................................     49,909,598       8,342,278
                                                                                          ------------    ------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                                                  2000    1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                     $ 1.399     1.000
                                                                                                         --------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (b)                                                                            .018      .006
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                         (.087)     .393
                                                                                                         --------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                           (.069)     .399
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                              (.010)        --
                                                                                                         --------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                        (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                           $ 1.320     1.399
                                                                                                         --------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                          (4.96)    39.89**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                       66        12
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                             .95      2.66*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                              .94       .50*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                  1.22       .80*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                 103        90*
-----------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

(b)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.


                         52 | Kemper Variable Series --
                            | Kemper Aggressive Growth Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Horizon 20+ Portfolio

Calendar year 2000 was an exceptionally challenging period for the Kemper Horizon 20+ Portfolio. While value stocks outpaced growth stocks across the globe, returns were generally negative, especially in the United States. Selected, relatively defensive markets such as Switzerland provided positive returns. Overall, it was clearly a time that illustrated the benefits of maintaining a diverse global portfolio.

In the first quarter, we attempted to reduce the effects of short-term stock price volatility on equity returns by realigning assets to more closely match a diverse, unmanaged blend of domestic and international stocks. In the fixed-income area, we stuck by our mandate to focus on high-quality, shorter-term securities. This positioning helped reduce volatility as the Federal Reserve Board raised short-term interest rates.

Throughout the year, the portfolio was underweight in technology companies relative to its composite benchmark because we believed many stocks in this sector were overpriced. This positioning helped preserve capital as the tech-heavy Nasdaq Composite Index plummeted 39.29% in 2000, its worst year ever.

Overall, the portfolio's stock sector positioning had a modestly negative effect on performance. We were underweight in energy, an area that surged as global oil and natural gas prices ballooned. However, we were overweighted in electric utilities (with no exposure to California) and this helped our results.

Robert D. Tymoczko
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Horizon 20+ Portfolio from 5/1/1996 to 12/31/2000
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:
                                                           Merrill Lynch
               Kemper Horizon         Standard & Poor's    1-3 Year
               20+ Portfolio          500 Index            Treasury Index

      1996.25     10000                  10000                  10000
      1996.5      10126                  10297                  10092
      1996.75     10733                  10615                  10259
      1997        11537                  11499                  10454
      1997.25     11359                  11808                  10523
      1997.5      12792                  13867                  10755
      1997.75     14134                  14906                  10966
      1998        13899                  15334                  11150
      1998.25     15439                  17471                  11314
      1998.5      15582                  18051                  11487
      1998.75     13799                  16260                  11840
      1999        15711                  19719                  11930
      1999.25     15481                  20701                  12002
      1999.5      16599                  22158                  12070
      1999.75     15895                  20778                  12222
      2000        17166                  23867                  12295
      2000.25     16846                  24414                  12449
      2000.5      16422                  23765                  12663
      2000.75     16168                  23535                  12930
      2001        15608                  21695                  13278

The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market. The Merrill Lynch 1-3 Year Treasury Index is an index consisting of short-term U.S. Treasury securities maturing in 1 to 3 years with coupons higher than 4.25%. Timely payment of principal and interest on U.S. Treasury securities is guaranteed by the full faith and credit of the U.S. Government. If sold prior to maturity however, these securities do involve the risk of principal loss.


--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------
                                                     Life of
For the periods ended December 31, 2000   1-year    portfolio
--------------------------------------------------------------------------------
Kemper Horizon 20+ Portfolio               -9.07%     10.02%    (Since 5/1/1996)
--------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.




                Kemper Variable Series - | 53
            Kemper Horizon 20+ Portfolio |

Investment Portfolio                                    as of December 31, 2000
--------------------------------------------------------------------------------

Kemper Horizon 20+ Portfolio

                                              Principal
                                              Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.6%
--------------------------------------------------------------------------------

 State Street Bank and Trust,
    5.95%, to be repurchased at $458,303                ----------
    on 1/2/2001** (Cost $458,000) ........     458,000     458,000
                                                        ----------


U.S. Government & Agency Obligations 19.1%

 Federal Home Loan Mortgage Corp.:
    6% with various maturities to
      4/15/2006 ..........................       5,750       5,736
    6.5% with various maturities to
      10/17/2014 .........................      20,783      20,737
 Federal National Mortgage Association,
    7%, 7/15/2005 ........................     650,000     682,195
 U.S. Treasury Bonds:
    5.625%, 11/30/2002 ...................     140,000     141,137
 U.S. Treasury Notes:
    6.5%, 5/31/2001 ......................     460,000     461,293
    6.625%, 7/31/2001 ....................     460,000     462,374
    6.25%, 2/28/2002 .....................   1,640,000   1,654,349
    6.25%, 2/15/2003 .....................   1,390,000   1,419,314
    7.875%, 11/15/2004 ...................     501,000     548,515

--------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
   (Cost $5,354,248)                                     5,395,650
--------------------------------------------------------------------------------



                                                 Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks 0.1%
--------------------------------------------------------------------------------

 Service Industries
 Printing/Publishing                                    ----------
 News Corp., Ltd. (Cost $41,043) .........       3,200      22,850
                                                        ----------

--------------------------------------------------------------------------------
Common Stocks 79.2%
--------------------------------------------------------------------------------

 Consumer Discretionary 6.5%
 Apparel & Shoes 0.6%
 Abercrombie & Fitch Co. "A"* ............         500      10,000
 Jones Apparel Group, Inc.* ..............       1,956      62,959
 Reebok International Ltd.* ..............       2,700      73,818
 The Children's Place Retail Stores,
    Inc.* ................................         500      10,125
                                                        ----------
                                                           156,902
                                                        ----------
 Department & Chain Stores 3.1%
 AnnTaylor Stores Corp.* .................       1,300      32,419
 Best Buy Co., Inc.* .....................         200       5,913
 Burlington Coat Factory Warehouse
    Corp .................................       2,900      54,919
 Charming Shoppes, Inc.* .................       5,400      32,400
 Dillard's, Inc. .........................       4,300      50,794
 Home Depot, Inc. ........................       3,450     157,622
 Kingfisher plc ..........................       4,300      31,981
 Longs Drug Stores, Inc. .................       3,100      74,788


                                            Shares   Value ($)
--------------------------------------------------------------------------------

 May Department Stores .................       900    29,475
 Neiman Marcus Group, Inc.* ............     2,000    71,125
 Pacific Sunwear of California, Inc.* ..     1,000    25,625
 W.H. Smith Group plc ..................     7,900    50,256
 Wal-Mart Stores, Inc. .................     5,000   265,620
                                                   ---------
                                                     882,937
                                                   ---------
 Home Furnishings 0.4%
 Furniture Brands International, Inc.* .     4,200    88,463
 Linens 'n Things, Inc.* ...............     1,100    30,388
                                                   ---------
                                                     118,851
                                                   ---------
 Recreational Products 0.5%
 Fairfield Communities, Inc.* ..........     5,800    81,563
 Nintendo Co., Ltd. ....................       300    47,135
                                                   ---------
                                                     128,698
                                                   ---------
 Restaurants 0.4%
 Applebee's International, Inc. ........     1,500    47,156
 Ryan's Family Steak Houses, Inc.* .....     6,300    59,456
                                                   ---------
                                                     106,612
                                                   ---------
 Specialty Retail 0.9%
 AutoZone, Inc.* .......................     2,600    74,100
 Avis Group Holdings, Inc.* ............     1,200    39,075
 Central Garden & Pet Co.* .............     3,500    24,063
 Family Dollar Stores, Inc. ............     1,500    32,156
 Michael Stores, Inc.* .................     1,300    34,450
 New England Business Service, Inc. ....     1,200    21,900
 Pier 1 Imports, Inc. ..................     2,100    21,656
 The Finish Line, Inc. "A"* ............       500     2,953
 Trans World Entertainment Corp.* ......     1,600    14,300
                                                   ---------
                                                     264,653
                                                   ---------
 Miscellaneous 0.6%
 Amer Group Ltd. .......................     2,400    63,178
 Kanebo Ltd. ...........................    14,000    34,603
 Koninklijke (Royal) Philips
    Electronics NV .....................     2,037    74,727
                                                   ---------
                                                     172,508
                                                   ---------
 Consumer Staples 4.1%
 Alcohol & Tobacco 1.2%
 Imperial Tobacco Group plc ............     8,500    88,460
 Philip Morris Companies, Inc. .........     1,400    61,600
 SEITA* ................................     1,000    40,727
 UST, Inc. .............................     1,900    53,319
 Universal Corp. .......................     2,500    87,500
                                                   ---------
                                                     331,606
                                                   ---------
 Consumer Electronic & Photographic 0.3%
 Sanyo Electric Co., Ltd. ..............     3,000    24,891
 Sony Corp. ............................     1,000    68,996
                                                   ---------
                                                      93,887
                                                   ---------
 Consumer Specialties 0.3%
 American Greeting Corp. "A" ...........     2,400    22,650
 Duane Reade, Inc.* ....................     1,700    51,956
                                                   ---------
                                                      74,606
                                                   ---------


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 54
            Kemper Horizon 20+ Portfolio |

                                          Shares  Value ($)
--------------------------------------------------------------------------------

 Farming 0.0%
 Syngenta AG* ........................       100     5,381
                                                 ---------
 Food & Beverage 1.8%
 Coca-Cola Co. .......................     2,800   170,625
 Farmer Brothers Co. .................       400    83,000
 Michael Foods, Inc. .................     4,200   126,525
 SUPERVALU, Inc. .....................     2,100    29,138
 Seaboard Corp. ......................       200    31,200
 Smithfield Foods, Inc.* .............     1,700    51,680
 Suiza Foods Corp.* ..................       600    28,800
                                                 ---------
                                                   520,968
                                                 ---------
 Package Goods/Cosmetics 0.3%
 Procter & Gamble Co. ................     1,100    86,281
                                                 ---------
 Textiles 0.2%
 VF Corp. ............................     1,500    54,360
                                                 ---------
 Health 10.4%
 Biotechnology 1.3%
 Amgen, Inc.* ........................     1,300    83,119
 Bio-Rad Laboratories, Inc. "A"* .....     1,400    44,520
 Biogen, Inc.* .......................       700    42,044
 CYTOGEN Corp.* ......................     3,100     7,266
 Cell Genesys, Inc.* .................     1,400    31,938
 Curagen Corp.* ......................     1,000    27,313
 Enzo Biochem, Inc.* .................       300     7,463
 Enzon, Inc.* ........................       600    37,238
 Gene Logic, Inc.* ...................       900    16,538
 Myraid Genetics, Inc.* ..............       600    49,650
 Nanogen, Inc.* ......................       700     6,300
 Pharmacia Corp. .....................       300    18,300
 Triangle Pharmaceuticals, Inc.* .....     1,000     4,938
                                                 ---------
                                                   376,627
                                                 ---------
 Health Industry Services 0.6%
 Aegon NV ............................       500    20,712
 Aurora Biosciences Corp.* ...........       400    12,575
 Cardinal Health, Inc. ...............     1,200   119,550
 Hanger Orthopedic Group, Inc.* ......     6,000     7,875
                                                 ---------
                                                   160,712
                                                 ---------
 Hospital Management 0.5%
 Coventry Health Care, Inc.* .........     3,000    80,063
 Universal Health Services, Inc.* ....       500    55,875
                                                 ---------
                                                   135,938
                                                 ---------
 Medical Supply & Specialty 1.0%
 ArthroCare Corp.* ...................       900    17,550
 C.R. Bard, Inc. .....................     2,200   102,438
 Cytyc Corp.* ........................       200    12,513
 Laboratory Corp. of America Holdings*       300    52,800
 Medtronic, Inc. .....................       900    54,338
 NBTY, Inc.* .........................     3,300    15,675
 VISX, Inc.* .........................     1,300    13,569
                                                 ---------
                                                   268,883
                                                 ---------

                                          Shares   Value ($)
--------------------------------------------------------------------------------

 Pharmaceuticals 6.9%
 Advance Paradigm, Inc.* ..........         800      36,400
 Alpharma, Inc. ...................         500      21,938
 American Home Products Corp. .....       2,200     139,805
 AmeriSource Health Corp.* ........       1,200      60,600
 Bristol-Myers Squibb Co. .........       2,400     177,445
 CV Therapeutics, Inc.* ...........         600      42,450
 Caremark Rx, Inc.* ...............       1,200      16,275
 Cubist Pharmaceuticals, Inc.* ....         700      20,300
 Eli Lilly & Co. ..................       1,400     130,288
 GlaxoSmithKline plc ..............       4,404     124,359
 Johnson & Johnson ................       1,400     147,088
 Maxim Pharmaceuticals, Inc.* .....         400       2,550
 Medicis Pharmaceutical Corp.* ....         500      29,563
 Merck & Co., Inc. ................       3,400     318,320
 Novartis AG (Registered) .........         100     177,213
 Pfizer, Inc. .....................       5,550     255,300
 Sankyo Co., Ltd. .................       1,000      23,930
 Santen Pharmaceutical Co. ........       1,000      19,738
 Schering-Plough Corp. ............       1,500      85,125
 Suzuken Co., Ltd. ................         900      23,581
 Taisho Pharmaceutical Co., Ltd. ..       3,000      80,961
                                                  ---------
                                                  1,933,229
                                                  ---------
 Miscellaneous 0.1%
 Trimeris, Inc.* ..................         400      21,950
 United Therapeutics Corp.* .......         400       5,900
                                                  ---------
                                                     27,850
                                                  ---------
 Communications 5.8%
 Cellular Telephone 0.3%
 Leap Wireless International, Inc.*         400      10,000
 Sprint Corp. (PCS Group)* ........         500      10,219
 Telecom Italia Mobile SpA ........       6,400      51,144
                                                  ---------
                                                     71,363
                                                  ---------
 Telephone/Communications 5.3%
 ADC Telecommunications, Inc.* ....         746      13,521
 AT&T Corp. .......................       4,226      73,163
 BCE, Inc. ........................         900      25,963
 BellSouth Corp. ..................       1,400      57,313
 British Telecom plc ..............       7,600      64,956
 Deutsche Telekom AG (Registered) .       2,600      78,465
 Ericsson LM "B" ..................       7,200      82,000
 France Telecom S.A ...............         900      77,802
 IDT Corp.* .......................         600      12,225
 ITC DeltaCom, Inc.* ..............       3,200      17,250
 InterDigital Communication Corp.*        1,100       5,947
 Intermedia Communications, Inc.* .         700       5,031
 JDS Uniphase Corp.* ..............         800      33,350
 Koninklinjke Kpn NV ..............       1,309      15,089
 Level 3 Communications, Inc.* ....         300       9,844
 MRV Communications, Inc.* ........         800      10,700
 MasTec, Inc.* ....................         600      12,000
 Nokia Oyj ........................       4,400     196,491
 Nortel Networks Corp. ............         513      16,448
 Oki Electric Industry Co.* .......       6,000      26,725


    The accompanying notes are an integral part of the financial statements.



                Kemper Variable Series - | 55
            Kemper Horizon 20+ Portfolio |

                                              Shares     Value ($)
--------------------------------------------------------------------------------

 SBC Communicatons, Inc. ...............       2,810     134,178
 Sirius Satellite Radio, Inc.* .........         600      17,963
 Tekelec* ..............................         300       9,000
 Telecom Italia SpA ....................       7,200      79,740
 Telefonica S.A.* ......................       2,600      43,021
 Verizon Communications, Inc. ..........       1,900      95,238
 Vodafone Group plc ....................      63,000     231,101
 WorldCom, Inc.* .......................       3,100      43,400
 Xircom, Inc.* .........................         700      10,850
                                                       ---------
                                                       1,498,774
                                                       ---------
 Miscellaneous 0.2%
 Avaya, Inc. ...........................         275       2,836
 C-Cube Microsystems Inc.* .............         600       7,388
 Emmis Communications "A"* .............         700      20,081
 Metricom, Inc.* .......................         500       5,031
 Tollgrade Communications Inc.* ........         400      14,600
 VoiceStream Wireless Corp.* ...........         105      10,566
                                                       ---------
                                                          60,502
                                                       ---------
 Financial 16.0%
 Banks 5.3%
 ABN AMRO Holding NV ...................       4,500     102,467
 Banque Nationale de Paris .............       1,000      87,904
 Bank of America Corp. .................       1,914      87,805
 Bank of Nova Scotia ...................       3,000      86,342
 Bank of Tokyo-Mitsubishi, Ltd. ........       4,000      39,721
 Bank United Corp. .....................         300      20,456
 Barclays plc ..........................       1,900      58,824
 Chase Manhattan Corp. .................       2,400     109,050
 Christiania Bank og Kreditkasse .......      15,200      85,603
 Credit Suisse Group (Registered) ......         300      57,153
 Dresdner Bank AG ......................       1,800      78,352
 FleetBoston Financial Corp. ...........       4,000     150,250
 Lloyds TSB Group plc ..................       6,000      63,474
 PNC Financial Services Group ..........         800      58,450
 Royal Bank of Scotland Group plc ......       1,500      35,457
 Sakura Bank Ltd. ......................       6,000      36,157
 San Paolo-- IMI SpA ...................       2,200      35,617
 Societe Generale "A" ..................         800      49,790
 Sumitomo Bank Ltd. ....................       3,000      30,734
 UBS AG ................................         315      51,471
 UBS AG (Registered) ...................         400      65,442
 Wells Fargo & Co. .....................       2,000     111,375
                                                       ---------
                                                       1,501,894
                                                       ---------
 Insurance 4.1%
 AMBAC Financial Group, Inc. ...........       3,750     218,672
 AXA S.A ...............................         700     101,348
 Allianz AG ............................         100      37,672
 American General Corp. ................       1,000      81,500
 Atena, Inc. ...........................         500      20,531
 Fidelity National Financial, Inc. .....       1,900      70,181
 First American Financial Co. ..........         400      13,150
 Hartford Financial Services Group, Inc.         400      28,250
 ING Groep NV ..........................       1,520     121,582
 Jefferson Pilot Corp. .................       1,325      99,044


                                          Shares     Value ($)
--------------------------------------------------------------------------------

 Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered) ...         250      89,314
 Protective Life Corp. .............       1,700      54,825
 Skandia Forsakrings AB ............       3,400      55,292
 Stewart Information Services Corp.        1,400      31,063
 XL Capital Ltd. "A" ...............       1,451     126,781
                                                   ---------
                                                   1,149,205
                                                   ---------
 Business Finance 0.6%
 Heller Financial, Inc. ............       4,100     125,819
 Mizuho Holdings, Inc. .............           5      30,917
                                                   ---------
                                                     156,736
                                                   ---------
 Consumer Finance 1.3%
 AmeriCredit Corp.* ................       1,800      49,050
 Citigroup, Inc. ...................       5,433     277,423
 Promise Co., Ltd. .................         400      28,297
 Takefuji Corp. ....................         300      18,865
                                                   ---------
                                                     373,635
                                                   ---------
 Other Financial Companies 4.5%
 ACOM Co., Ltd. ....................         300      22,087
 Edwards (A.G.), Inc. ..............       2,300     109,106
 Federal Home Loan Mortgage Corp. ..       2,300     158,413
 Federal National Mortgage
    Association ....................       2,900     251,575
 GreenPoint Financial Corp. ........       2,900     118,719
 HSBC Holdings plc .................       5,500      80,948
 Halifax Group plc .................       5,000      49,570
 Legg Mason, Inc. ..................       2,400     130,800
 Man (ED&F) Group plc ..............      10,600      97,724
 Morgan Stanley Dean Witter & Co. ..         800      63,400
 Nomura Securities Co., Ltd. .......       4,000      71,790
 USA Education, Inc. ...............       1,500     102,000
                                                   ---------
                                                   1,256,132
                                                   ---------
 Real Estate 0.2%
 Cheung Kong Holdings Ltd. .........       3,000      38,367
 Sun Hung Kai Properties Ltd. ......       2,000      19,937
                                                   ---------
                                                      58,304
                                                   ---------
 Media 1.0%
 Broadcasting & Entertainment 0.4%
 British Sky Broadcasting Group plc*       2,300      38,525
 Viacom, Inc. "B"* .................         300      14,025
 Walt Disney Co. ...................       2,400      69,450
                                                   ---------
                                                     122,000
                                                   ---------
 Cable Television 0.4%
 ACTV, Inc.* .......................         800       3,400
 AT&T Corp.-- Liberty Media
    Group "A"* .....................       3,600      48,825
 Canal Plus S.A ....................         200         718
 Comcast Corp. "A"* ................       1,600      66,800
                                                   ---------
                                                     119,743
                                                   ---------
 Print Media 0.0%
 Softbank Corp. ....................         400      13,869
                                                   ---------
 Miscellaneous 0.2%
 Granada Compass plc ...............       5,282      57,496
                                                   ---------


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 56
            Kemper Horizon 20+ Portfolio |

                                         Shares  Value ($)
--------------------------------------------------------------------------------

 Service Industries 3.8%
 EDP Services 0.8%
 Affiliated Computer Services* ......     1,200    72,825
 First Data Corp. ...................     2,600   136,988
 VeriSign, Inc.* ....................       200    14,838
                                                 --------
                                                  224,651
                                                 --------
 Investment 0.9%
 Bear Stearns Companies, Inc. .......     1,911    96,864
 Charles Schwab Corp. ...............     1,200    34,050
 Raymond James Financial, Inc. ......     3,000   104,625
 Southwest Securities Group, Inc. ...       300     7,763
                                                 --------
                                                  243,302
                                                 --------
 Miscellaneous Commercial 0.5%
 Cap Gemini S.A .....................       300    48,455
 Itochu Corp.* ......................     7,000    32,524
 Pacific Century CyberWorks Ltd.* ...    26,000    16,667
 Personnel Group of America, Inc.* ..     3,200     5,400
 Siebel Systems, Inc.* ..............       400    27,100
                                                 --------
                                                  130,146
                                                 --------
 Miscellaneous Consumer 1.0%
 DiamondCluster International, Inc.*        600    18,300
 Navigant Consulting, Inc.* .........     3,000    11,438
 Profit Recovery Group International,
    Inc.* ...........................     1,300     8,288
 TXU Corp. ..........................     2,100    93,056
 United Utilities plc ...............     7,100    70,549
 Vivendi Universal S.A ..............     1,000    65,905
 Yahoo!, Inc.* ......................       200     6,034
                                                 --------
                                                  273,570
                                                 --------
 Printing/Publishing 0.2%
 Mail-Well, Inc.* ...................     3,700    15,956
 Reuters Group plc ..................     2,000    33,859
                                                 --------
                                                   49,815
                                                 --------
 Miscellaneous 0.4%
 Adecco S.A .........................       100    63,091
 Metris Companies, Inc. .............     1,200    31,575
 Startek, Inc.* .....................       400     6,150
                                                 --------
                                                  100,816
                                                 --------
 Durables 3.1%
 Aerospace 1.4%
 Alliant Techsystems, Inc.* .........       750    50,063
 Boeing Co. .........................     1,300    85,800
 Primex Technologies, Inc. ..........     2,000    63,750
 United Technologies Corp. ..........     2,400   188,700
                                                 --------
                                                  388,313
                                                 --------
 Automobiles 1.2%
 Borg-Warner Automotive, Inc. .......       550    22,000
 DaimlerChrysler AG .................     2,200    93,489
 Honda Motor Co., Ltd. ..............     2,000    74,410
 Monaco Coach Corp.* ................     1,200    21,225
 Renault S.A ........................       400    20,871
 Toyota Motor Corp. .................     3,000    95,633
                                                 --------
                                                  327,628
                                                 --------

                                               Shares     Value ($)
--------------------------------------------------------------------------------

 Construction/Agricultural Equipment 0.1%
 Terex Corp.* ...........................       2,200      35,613
                                                         --------
 Telecommunications Equipment 0.4%
 Alcatel S.A ............................       1,000      56,879
 Antec Corp.* ...........................         800       6,325
 Lucent Technologies, Inc. ..............       3,300      44,550
 Scientific-Atlanta, Inc. ...............         500      16,281
                                                         --------
                                                          124,035
                                                         --------
 Manufacturing 7.9%
 Chemicals 1.2%
 Akzo Nobel NV ..........................       1,600      86,043
 Aventis S.A ............................         100       8,790
 BASF AG ................................       2,300     104,766
 BOC Group plc ..........................       3,900      59,264
 Praxair, Inc. ..........................       1,600      71,000
                                                         --------
                                                          329,863
                                                         --------
 Containers & Paper 0.7%
 FPB Holding AG* ........................         966     142,585
 UPM-Kymmene Oyj ........................       1,800      61,852
                                                         --------
                                                          204,437
                                                         --------
 Diversified Manufacturing 3.8%
 Briggs & Stratton Corp. ................       1,700      75,438
 Cooper Industries, Inc. ................       1,100      50,531
 General Electric Co. ...................       9,400     450,613
 Hillenbrand Industries, Inc. ...........       2,100     108,150
 Honeywell International, Inc. ..........       2,400     113,550
 Hutchison Whampoa Ltd. .................      10,180     126,929
 Man AG .................................         900      22,846
 Siemens AG .............................         500      65,458
 Sulzer Brothers Ltd. (Registered) ......         100      72,308
 Tyco International Ltd. ................           1          56
                                                        ---------
                                                        1,085,879
                                                        ---------
 Electrical Products 0.3%
 ABB Ltd. ...............................         300      32,056
 Anadigics, Inc.* .......................         450       7,369
 Taiyo Yuden Co., Ltd. ..................       1,000      33,362
                                                        ---------
                                                           72,787
                                                        ---------
 Industrial Specialty 0.8%
 Carlisle Companies, Inc. ...............       1,700      72,994
 Corning, Inc. ..........................       1,200      63,375
 Kulicke & Soffa Industries, Inc.* ......         800       9,000
 QUALCOMM, Inc.* ........................         700      57,531
 Sherwin-Williams Co. ...................       1,000      26,313
                                                        ---------
                                                          229,213
                                                        ---------
 Machinery/Components/Controls 0.9%
 Asyst Technologies, Inc.* ..............         400       5,375
 Illinois Tool Works, Inc. ..............       1,297      77,253
 Ingersoll-Rand Co. .....................       2,100      87,938
 Okuma Corp. ............................      10,000      31,528
 Reliance Steel & Aluminum Co. ..........       1,750      43,313
                                                        ---------
                                                          245,407
                                                        ---------
 Office Equipment/Supplies 0.1%
 Olivetti SpA ...........................       6,200      14,835


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 57
            Kemper Horizon 20+ Portfolio |

                                     Shares     Value ($)
--------------------------------------------------------------------------------

 United Stationers, Inc.* ..........       900    21,600
                                               ---------
                                                  36,435
                                               ---------
 Wholesale Distributors 0.1%
 Insight Enterprises, Inc.* ........       900    16,144
                                               ---------
 Miscellaneous 0.0%
 Cementir SpA Cementerie del Tirreno     5,700     8,119
                                               ---------
 Technology 11.3%
 Computer Software 3.0%
 Actuate Corp.* ....................     1,200    22,950
 Advanced Digital Information Corp.*     1,800    41,400
 Advent Software, Inc.* ............       600    24,038
 America Online, Inc.* .............     2,000    69,600
 Avant! Corp.* .....................     1,900    34,794
 Brocade Communications Systems,
    Inc.* ..........................       400    36,725
 Clarent Corp.* ....................       800     9,050
 Computer Associates International,
    Inc ............................       900    17,550
 Digital Island Inc.* ..............     1,000     4,063
 Documentum, Inc.* .................       800    39,750
 Hyperion Solutions Corp.* .........     1,000    15,438
 i2 Technologies, Inc. .............       240    13,050
 Informatica Corp.* ................       600    23,738
 Micrel, Inc.* .....................       200     6,738
 Microsoft Corp.* ..................     3,100   134,850
 NetIQ Corp.* ......................       500    43,688
 Netegrity, Inc.* ..................       750    40,781
 Oracle Corp. ......................     4,000   116,250
 Remedy Corp.* .....................       400     6,625
 Retek, Inc.* ......................       497    12,114
 Reynolds and Reynolds Co. .........     1,200    24,300
 SAP AG-- Vorzug ...................       100    14,177
 Synopsys Ltd.* ....................       300    14,231
 THQ, Inc.* ........................     1,000    24,375
 Verity, Inc.* .....................       500    12,031
 WatchGuard Technologies, Inc. .....     1,200    37,950
                                               ---------
                                                 840,256
                                               ---------
 Diverse Electronic Products 0.5%
 Applied Materials, Inc.* ..........     1,200    45,825
 DSP Group, Inc.* ..................       700    14,733
 Dell Computer Corp.* ..............     2,500    43,594
 Motorola, Inc. ....................     1,500    30,375
                                               ---------
                                                 134,527
                                               ---------
 EDP Peripherals 0.9%
 Ariba, Inc.* ......................       300    16,125
 EMC Corp.* ........................     2,000   133,000
 Iomega Corp.* .....................     2,800     9,436
 Network Appliance, Inc.* ..........       400    25,694
 SCM Microsystems, Inc.* ...........       400    13,200
 SONICblue, Inc.* ..................     3,800    15,675
 VERITAS Software Corp.* ...........       450    39,375
                                               ---------
                                                 252,505
                                               ---------


                                             Shares  Value ($)
--------------------------------------------------------------------------------

 Electronic Components/Distributors 1.8%
 Altera Corp.* .........................       600    15,788
 Analog Devices, Inc.* .................       400    20,475
 Anaren Microwave, Inc.* ...............       600    40,313
 Broadcom Corp. "A" ....................       100     8,450
 Cisco Systems, Inc.* ..................     7,400   283,050
 Imation Corp.* ........................       500     7,750
 Juniper Networks, Inc.* ...............       200    25,213
 Kyocera Corp. .........................       300    32,672
 PMC-Sierra, Inc.* .....................       200    15,725
 Pioneer-Standard Electronics, Inc. ....     1,000    11,000
 SCI Systems, Inc.* ....................       300     7,913
 Sawtek, Inc.* .........................       400    18,475
 Technitrol, Inc. ......................       400    16,450
                                                   ---------
                                                     503,274
                                                   ---------
 Electronic Data Processing 1.7%
 Apple Computer, Inc.* .................       600     8,925
 Compaq Computer Corp. .................     2,700    40,635
 Fujitsu Ltd. ..........................     2,000    29,415
 Hewlett-Packard Co. ...................     2,800    88,375
 International Business Machines Corp. .     2,100   178,500
 MIPS Technologies, Inc. "A" ...........     1,200    32,025
 Sun Microsystems, Inc. ................     3,000    83,625
 Webtrends Corp.* ......................       800    23,150
                                                   ---------
                                                     484,650
                                                   ---------
 Military Electronics 0.8%
 Computer Sciences Corp.* ..............       700    42,088
 General Dynamics Corp. ................     2,300   179,400
 Titan Corp.* ..........................       700    11,375
                                                   ---------
                                                     232,863
                                                   ---------
 Office/Plant Automation 0.1%
 3Com Corp. ............................       500     4,250
 Cognex Corp.* .........................       400     8,850
 Palm, Inc.* ...........................       741    20,980
                                                   ---------
                                                      34,080
                                                   ---------
 Precision Instruments 0.1%
 ADTRAN, Inc.* .........................       400     8,500
 Coherent, Inc.* .......................       600    19,500
                                                   ---------
                                                      28,000
                                                   ---------
 Semiconductors 2.1%
 Alpha Industries, Inc.* ...............       300    11,100
 Cymer, Inc.* ..........................       500    12,867
 Cypress Semiconductor Corp.* ..........     1,100    21,656
 Emcore Corp.* .........................       600    28,200
 Integrated Silicon Solution ...........     1,200    17,250
 Intel Corp. ...........................     7,400   223,850
 International Rectifier Corp.* ........       400    12,000
 KEMET Corp.* ..........................     1,400    21,175
 Kopin Corp.* ..........................       800     8,850
 Lattice Semiconductor Corp.* ..........     1,400    25,725
 Linear Technology Corp. ...............       300    13,875
 Micron Technology, Inc.* ..............       500    17,750
 Rohm Company Ltd. .....................       200    37,904
 STMicroelectronics NV .................     1,000    43,717


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 58
            Kemper Horizon 20+ Portfolio |

                                       Shares   Value ($)
--------------------------------------------------------------------------------

 Texas Instruments, Inc. ..........     1,600    75,800
 Triquint Semiconductor, Inc.* ....       400    17,475
 Xilinx, Inc.* ....................       100     4,613
                                              ---------
                                                593,807
                                              ---------
 Miscellaneous 0.3%
 Agilent Technologies, Inc.* ......       343    18,779
 Entrada Networks, Inc.* ..........        25        44
 Osicom Technologies, Inc. ........       100     1,606
 Puma Technology, Inc.* ...........       900     3,741
 Wabtec ...........................     3,762    44,204
 XO Communications, Inc.* .........       586    10,438
                                              ---------
                                                 78,812
                                              ---------
 Energy 3.9%
 Oil & Gas Production 1.5%
 Cabot Oil & Gas Corp. "A" ........     3,700   115,394
 Exxon Mobil Corp. ................     1,200   104,325
 Marine Drilling Companies, Inc.* .     1,000    26,750
 Repsol S.A .......................     4,460    71,366
 Swift Energy Co.* ................       900    33,863
 Tosco Corp. ......................     2,300    78,056
                                              ---------
                                                429,754
                                              ---------
 Oil Companies 0.9%
 ENI SpA ..........................    19,000   121,467
 Total Fina ELF S.A. "B" ..........       937   139,538
                                              ---------
                                                261,005
                                              ---------
 Oil/Gas Transmission 0.6%
 Enron Corp. ......................       700    58,188
 Questar Corp. ....................     3,500   105,219
                                              ---------
                                                163,407
                                              ---------
 Oilfield Services/Equipment 0.9%
 BP Amoco plc .....................    22,800   183,966
 Key Energy Group, Inc.* ..........     2,400    25,050
 Patterson Energy, Inc.* ..........     1,300    48,425
                                              ---------
                                                257,441
                                              ---------
 Metals & Minerals 0.4%
 Precious Metals 0.2%
 Stillwater Mining Co.* ...........     1,100    43,285
 Sumitomo Metal Mining Co., Ltd. ..     3,000    15,668
                                              ---------
                                                 58,953
                                              ---------
 Steel & Metals 0.2%
 Nucor Corp. ......................     1,500    59,531
                                              ---------
 Construction 1.6%
 Building Materials 1.1%
 Centex Construction Products, Inc.     1,400    38,238


                                              Shares     Value ($)
--------------------------------------------------------------------------------

 Elcor Corp. .........................        1,050       17,719
 Fletcher Challenge Building Corp. ...       33,000       28,660
 Florida Rock Industries, Inc. .......        1,100       43,038
 Grupo Dragados, S.A .................        2,100       22,902
 LaFarge Corp. .......................        3,400       80,325
 Nippon Sheet Glass Co., Ltd. ........        2,000       24,349
 Sumitomo Osaka Cement Co., Ltd. .....        6,000       20,017
 Taiheiyo Cement Corp. ...............       27,000       46,218
                                                       ---------
                                                         321,466
                                                       ---------
 Building Products 0.3%
 Genlyte Group, Inc.* ................        1,800       42,750
 Nortek, Inc.* .......................        1,800       42,638
                                                       ---------
                                                          85,388
                                                       ---------
 Homebuilding 0.1%
 Standard Pacific Corp. ..............        1,600       37,400
                                                       ---------
 Miscellaneous 0.1%
 Quanta Services, Inc.* ..............          600       19,313
 TODA Corp. ..........................        3,000       13,703
                                                       ---------
                                                          33,016
                                                       ---------
 Transportation 0.5%
 Marine Transportation 0.1%
 Newport News Shipbuilding, Inc. .....          800       41,600
                                                       ---------
 Railroads 0.3%
 Trinity Industries, Inc. ............        3,470       86,750
                                                       ---------
 Trucking 0.1%
 Roadway Express, Inc. ...............        1,800       38,138
                                                       ---------
 Utilities 2.9%
 Electric Utilities
 AES Corp.* ..........................          800       44,300
 Avista Corp. ........................        1,400       28,700
 Black Hills Corp. ...................        2,600      116,350
 Calpine Corp.* ......................          600       27,038
 Chugoku Electric Power Co., Inc. ....       14,400      201,847
 Electrabel NPV ......................          300       67,916
 Scottish Power plc ..................       12,300       97,223
 Shikoku Electric Power Co., Inc. ....       11,900      160,151
 Tokyo Electric Power Co. ............        2,500       61,900
                                                      ----------
                                                         805,425
                                                      ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $24,709,892)                22,329,363
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $30,563,183) (a)                             28,205,863
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Horizon 20+ Portfolio of Investments
--------------------------------------------------------------------------------
*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $30,589,067. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $2,383,204. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,039,412 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,422,616.

         The investments in mortgage-backed securities of the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.


    The accompanying notes are an integral part of the financial statements.



                Kemper Variable Series - | 59
            Kemper Horizon 20+ Portfolio |

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $30,563,183) .......................   $ 28,205,863
Cash .........................................................................             82
Foreign currency, at value (cost $36) ........................................             36
Dividends receivable .........................................................         19,578
Interest receivable ..........................................................        110,581
Foreign taxes recoverable ....................................................          7,124
Receivable for Portfolio shares sold .........................................          1,390
                                                                             ----------------
Total assets .................................................................     28,344,654

Liabilities
---------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................         43,392
Accrued management fee .......................................................         14,638
Accrued Trustees' fees and expenses ..........................................          3,371
Other accrued expenses and payables ..........................................         12,517
                                                                             ----------------
Total liabilities ............................................................         73,918
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 28,270,736
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 586,539 Net unrealized appreciation
(depreciation) on:
   Investments ...............................................................     (2,357,320)
   Foreign currency related transactions .....................................            207
Accumulated net realized gain (loss) .........................................      1,101,751
Paid-in capital ..............................................................     28,939,559
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 28,270,736
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($28,270,736 / 21,805,436
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      1.296
                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.



                Kemper Variable Series - | 60
            Kemper Horizon 20+ Portfolio |

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $20,148) ...........   $   389,693
Interest .......................................................       441,887
                                                              ----------------
Total Income ...................................................       831,580
                                                              ----------------
Expenses:
Management fee .................................................       191,931
Custodian fees .................................................        25,419
Auditing .......................................................         6,119
Legal ..........................................................         1,916
Trustees' fees and expenses ....................................         3,125
Reports to shareholders ........................................         5,589
Registration fees ..............................................         1,029
Other ..........................................................         4,071
                                                              ----------------
Total expenses, before expense reductions ......................       239,199
Expense reductions .............................................          (234)
                                                              ----------------
Total expenses, after expense reductions .......................       238,965
------------------------------------------------------------------------------
Net investment income (loss)                                           592,615
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     1,226,488
Foreign currency related transactions ..........................        (5,695)
                                                              ----------------
                                                                     1,220,793
                                                              ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (4,938,340)
Foreign currency related transactions ..........................           975
                                                              ----------------
                                                                    (4,937,365)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (3,716,572)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(3,123,957)
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 61
            Kemper Horizon 20+ Portfolio |

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 Years Ended December 31,
Increase (Decrease) in Net Assets                                                                  2000            1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $    592,615    $    674,626
Net realized gain (loss) on investment transactions ......................................      1,220,793       3,353,823
Net unrealized appreciation (depreciation) on investment transactions during the period ..     (4,937,365)       (790,431)
                                                                                          --------------- ---------------
Net increase (decrease) in net assets resulting from operations ..........................     (3,123,957)      3,238,018
                                                                                          --------------- ---------------
Distributions to shareholders from:
Net investment income ....................................................................       (649,435)       (491,192)
                                                                                          --------------- ---------------
Net realized gains .......................................................................     (3,355,318)       (245,596)
                                                                                          --------------- ---------------
Portfolio share transactions:
Proceeds from shares sold ................................................................      3,263,716       8,126,926
Reinvestment of distributions ............................................................      4,004,753         736,788
Cost of shares redeemed ..................................................................     (9,277,678)    (12,221,092)
                                                                                          --------------- ---------------
Net increase (decrease) in net assets from Portfolio share transactions ..................     (2,009,209)     (3,357,378)
                                                                                          --------------- ---------------
Increase (decrease) in net assets ........................................................     (9,137,919)       (856,148)
Net assets at beginning of period ........................................................     37,408,655      38,264,803
Net assets at end of period (including undistributed net investment income of $586,539    --------------- ---------------
   and $651,347, respectively) ...........................................................   $ 28,270,736    $ 37,408,655
                                                                                          --------------- ---------------

Other Information
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................     23,172,830      25,393,872
                                                                                          --------------- ---------------
Shares sold ..............................................................................      2,342,071       5,363,764
Shares issued to shareholders in reinvestment of distributions ...........................      2,861,833         485,960
Shares redeemed ..........................................................................     (6,571,298)     (8,070,766)
                                                                                          --------------- ---------------
Net increase (decrease) in Portfolio shares ..............................................     (1,367,394)     (2,221,042)
                                                                                          --------------- ---------------
Shares outstanding at end of period ......................................................     21,805,436      23,172,830
                                                                                          --------------- ---------------



Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2000      1999      1998      1997    1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 1.614     1.507     1.378     1.154     1.000
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               .026(b)   .027(b)     .019      .020      .012
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions         (.159)      .110      .160      .214      .142
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (.133)      .137      .179      .234      .154
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      (.030)    (.020)    (.010)    (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                              (.155)    (.010)    (.040)        --        --
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (.185)    (.030)    (.050)    (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 1.296     1.614     1.507     1.378     1.154
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (9.07)      9.26     13.01     20.48    15.37**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         28        37        38        17         4
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .75       .78       .67       .93     1.13*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .75       .78       .67       .93      .81*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.85      1.78      1.84      1.58     1.71*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    77        62        55        75       60*
-----------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 62
            Kemper Horizon 20+ Portfolio |

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000
Kemper Horizon 10+ Portfolio

The Kemper Horizon 10+ Portfolio maintained a 60% weighting in domestic and international stocks during calendar year 2000, an exceptionally difficult period for growth stocks around the globe.

The portfolio was underweight in technology companies relative to its composite benchmark because we believed many stocks in this sector were overpriced. This positioning helped reduce volatility and preserve capital as the tech-heavy Nasdaq Composite Index plummeted 39.29% in 2000, its worst year ever.

On a global basis, value stocks generally outpaced growth stocks. By maintaining a diverse mix of stocks in the U.S. and abroad, the portfolio limited its losses to a greater extent than would have been possible if we had invested in one asset class. In the first quarter, we attempted to reduce the effects of short-term stock price volatility on equity returns by realigning assets to more closely match a diverse, unmanaged blend of domestic and international stocks.

The portfolio's 40% weighting in bonds throughout the year helped preserve principal, as government securities provided outstanding returns despite rising short-term interest rates. U.S. Treasuries outperformed most categories of stocks as well as most non-U.S. bonds in fiscal year 2000. Central banks around the world were generally raising rates except for Japan, where economic growth remained anemic.

By focusing on high-quality, shorter-term securities, we enhanced income potential as the Federal Reserve Board raised the federal rate by 100 basis points to 6.50%. Most of the portfolio's bond holdings were U.S. government securities maturing in three years or less. Because the U.S. yield curve inverted during the period, we were able to provide all of the yield of the longest-term domestic bonds with a lower risk profile.

Robert D. Tymoczko
Lead Portfolio Manager


--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Horizon 10+ Portfolio from 5/1/1996 to 12/31/2000
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:
                                                           Merrill Lynch
                Kemper Horizon      Standard & Poor's      1-3 Year
                10+ Portfolio       500 Index              Treasury Index

       1996.25     10000                  10000                10000
       1996.5      10103                  10297                10092
       1996.75     10526                  10615                10259
       1997        11137                  11499                10454
       1997.25     11043                  11808                10523
       1997.5      12153                  13867                10755
       1997.75     13153                  14906                10966
       1998        13005                  15334                11150
       1998.25     14109                  17471                11314
       1998.5      14176                  18051                11487
       1998.75     13074                  16260                11840
       1999        14478                  19719                11930
       1999.25     14251                  20701                12002
       1999.5      15110                  22158                12070
       1999.75     14815                  20778                12222
       2000        15692                  23867                12295
       2000.25     15558                  24414                12449
       2000.5      15345                  23765                12663
       2000.75     15260                  23535                12930
       2001        14932                  21695                13278

The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market. The Merrill Lynch 1-3 Year Treasury Index is an index consisting of short-term U.S. Treasury securities maturing in 1 to 3 years with coupons higher than 4.25%. Timely payment of principal and interest on U.S. Treasury securities is guaranteed by the full faith and credit of the U.S. Government. If sold prior to maturity however, these securities do involve the risk of principal loss.


--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------
                                                      Life of
For the periods ended December 31, 2000    1-year    portfolio
--------------------------------------------------------------------------------
Kemper Horizon 10+ Portfolio                -4.84%      8.98%   (Since 5/1/1996)
--------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.



                Kemper Variable Series - | 63
            Kemper Horizon 10+ Portfolio |

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Kemper Horizon 10+ Portfolio

                                                  Principal
                                                  Amount ($)    Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.5%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $818,541 on 1/2/2001**                                   ---------
    (Cost $818,000) ........................      818,000      818,000
                                                             ---------

--------------------------------------------------------------------------------
U.S. Government & Agency Obligations 39.5%
--------------------------------------------------------------------------------

 Federal Home Loan Mortgage Corp.:
    6% with various maturities to
      4/15/2006 ............................       18,975       18,928
    6.5% with various maturities to
      10/17/2014 ...........................       44,673       44,576
 Federal National Mortgage Association,
    7%, 7/15/2005 ..........................    2,780,000    2,917,693
 U.S. Treasury Bond, 5.625%,
    11/30/2002 .............................      770,000      776,252
 U.S. Treasury Notes:
    6.5%, 5/31/2001 ........................    1,940,000    1,945,452
    6.25%, 2/28/2002 .......................   10,010,000   10,097,588
    6.25%, 2/15/2003 .......................    2,470,000    2,522,092
    7.875%, 11/15/2004 .....................    2,380,000    2,605,719

--------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
   (Cost $20,862,837)                                       20,928,300
--------------------------------------------------------------------------------



                                                   Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 59.0%
--------------------------------------------------------------------------------

 Consumer Discretionary 4.4%
 Apparel & Shoes 0.3%
 Abercrombie & Fitch Co., "A"* .............        1,000       20,000
 Jones Apparel Group, Inc.* ................        1,604       51,629
 Reebok International, Ltd.* ...............        3,300       90,222
 The Children's Place Retail Stores, Inc.* .        1,000       20,250
                                                            ----------
                                                               182,101
                                                            ----------
 Department & Chain Stores 2.2%
 AnnTaylor Stores Corp.* ...................        1,800       44,888
 Best Buy Co., Inc.* .......................          500       14,781
 Burlington Coat Factory Warehouse
    Corp ...................................        4,100       77,644
 Charming Shoppes, Inc. ....................        7,700       46,200
 Dillard's, Inc. ...........................        5,500       64,969
 Home Depot, Inc. ..........................        4,950      226,153


                                              Shares     Value ($)
--------------------------------------------------------------------------------

 Kingfisher plc ........................       9,100      67,680
 Longs Drug Stores, Inc. ...............       4,000      96,500
 May Department Stores .................         100       3,275
 Neiman Marcus Group, Inc.* ............       2,000      71,125
 Pacific Sunwear of California, Inc.* ..       2,000      51,250
 W.H. Smith Group plc ..................      11,200      71,249
 Wal-Mart Stores, Inc. .................       6,500     345,312
                                                      ----------
                                                       1,181,026
                                                      ----------
 Home Furnishings 0.3%
 Furniture Brands International, Inc.* .       4,300      90,569
 Linens 'n Things, Inc.* ...............       1,500      41,437
                                                      ----------
                                                         132,006
                                                      ----------
 Recreational Products 0.3%
 Fairfield Communities, Inc.* ..........       8,000     112,500
 Nintendo Co., Ltd. ....................         400      62,847
                                                      ----------
                                                         175,347
                                                      ----------
 Restaurants 0.2%
 Applebee's International, Inc. ........       1,100      34,581
 Ryan's Family Steak Houses, Inc.* .....       6,100      57,569
                                                      ----------
                                                          92,150
                                                      ----------
 Specialty Retail 0.8%
 AutoZone, Inc.* .......................       3,500      99,750
 Avis Rent A Car, Inc.* ................         900      29,306
 Central Garden & Pet Co.* .............       5,000      34,375
 Family Dollar Stores, Inc. ............       2,800      60,025
 Michael Stores, Inc.* .................       1,600      42,400
 New England Business Service, Inc. ....       4,200      76,650
 Pier 1 Imports, Inc. ..................       3,000      30,938
 The Finish Line, Inc. "A"* ............       2,600      15,356
 Trans World Entertainment Corp.* ......       2,100      18,769
                                                      ----------
                                                         407,569
                                                      ----------
 Miscellaneous 0.3%
 Amer Group, Ltd. ......................       1,600      42,119
 Kanebo, Ltd.* .........................      19,000      46,961
 Koninklijke (Royal) Philips
    Electronics NV .....................       1,552      56,935
                                                      ----------
                                                         146,015
                                                      ----------
 Consumer Staples 3.0%
 Alcohol & Tobacco 1.0%
 Imperial Tobacco Group plc ............      12,200     126,967
 Philip Morris Companies, Inc. .........       1,800      79,200
 SEITA* ................................       1,400      57,018
 UST, Inc. .............................       3,500      98,219
 Universal Corp. .......................       4,500     157,500
                                                      ----------
                                                         518,904
                                                      ----------
 Consumer Electronic & Photographic 0.3%
 Sanyo Electric Co., Ltd. ..............       5,000      41,485
 Sony Corp. ............................       1,400      96,594
                                                      ----------
                                                         138,079
                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 64
            Kemper Horizon 10+ Portfolio |

                                         Shares   Value ($)
----------------------------------------------------------

 Consumer Specialties 0.2%
 American Greeting Corp., "A" ........     3,300    31,144
 Duane Reade, Inc.* ..................     2,700    82,519
                                                 ---------
                                                   113,663
                                                 ---------
 Farming 0.0%
 Syngenta AG* ........................       109     5,866
                                                 ---------
 Food & Beverage 1.0%
 Coca-Cola Co. .......................     3,500   213,281
 Farmer Brothers Co. .................       300    62,250
 Michael Foods, Inc. .................     1,700    51,212
 SUPERVALU, Inc. .....................     2,800    38,850
 Seaboard Corp. ......................       400    62,400
 Smithfield Foods, Inc.* .............     1,900    57,760
 Suiza Foods Corp.* ..................     1,200    57,600
                                                 ---------
                                                   543,353
                                                 ---------
 Package Goods/Cosmetics 0.2%
 Procter & Gamble Co. ................     1,400   109,812
                                                 ---------
 Textiles 0.3%
 VF Corp. ............................     4,000   144,960
                                                 ---------
 Health 7.3%
 Biotechnology 0.9%
 Amgen, Inc.* ........................     1,700   108,694
 Bio-Rad Laboratories, Inc. "A"* .....     1,700    54,060
 Biogen, Inc.* .......................       900    54,056
 CYTOGEN Corp.* ......................     4,100     9,609
 Cell Genesys, Inc.* .................     1,900    43,344
 Curagen Corp.* ......................     1,200    32,775
 Enzo Biochem, Inc.* .................       500    12,438
 Enzon, Inc.* ........................       900    55,856
 Gene Logic, Inc.* ...................     1,300    23,888
 Myraid Genetics, Inc.* ..............       600    49,650
 Nanogen, Inc.* ......................     1,200    10,800
 Pharmacia Corp. .....................       400    24,400
 Triangle Pharmaceuticals, Inc.* .....     1,400     6,912
                                                 ---------
                                                   486,482
                                                 ---------
 Health Industry Services 0.5%
 Aegon NV ............................     2,000    82,846
 Aurora Biosciences Corp.* ...........       700    22,006
 Cardinal Health, Inc. ...............     1,440   143,460
 Hanger Orthopedic Group, Inc.* ......     8,700    11,419
                                                 ---------
                                                   259,731
                                                 ---------
 Hospital Management 0.4%
 Coventry Health Care, Inc.* .........     3,900   104,081
 Universal Health Services, Inc.* ....       900   100,575
                                                 ---------
                                                   204,656
                                                 ---------
 Medical Supply & Specialty 0.8%
 ArthroCare Corp.* ...................     1,500    29,250
 C.R. Bard, Inc. .....................     2,700   125,719
 Cytyc Corp.* ........................       400    25,025
 Laboratory Corp. of America Holdings*       500    88,000
 Medtronic, Inc. .....................     1,700   102,637
 NBTY, Inc.* .........................     4,400    20,900


                                         Shares    Value ($)
-----------------------------------------------------------

 VISX, Inc.* ......................       2,100      21,919
                                                  ---------
                                                    413,450
                                                  ---------
 Pharmaceuticals 4.7%
 Advance Paradigm, Inc.* ..........       1,100      50,050
 Alpharma, Inc. ...................         800      35,100
 American Home Products Corp. .....       2,700     171,585
 AmeriSource Health Corp.* ........       1,500      75,750
 Bristol-Myers Squibb Co. .........       1,300      96,119
 CV Therapeutics, Inc.* ...........         900      63,675
 Caremark Rx, Inc.* ...............       2,500      33,906
 Cubist Pharmaceuticals, Inc.* ....       1,100      31,900
 Eli Lilly & Co. ..................       1,800     167,513
 GlaxoSmithKline plc ..............       5,695     160,819
 Johnson & Johnson ................       1,200     126,075
 Maxim Pharmaceuticals, Inc.* .....         600       3,825
 Medicis Pharmaceutical Corp.* ....         600      35,475
 Merck & Co., Inc. ................       5,200     486,850
 Novartis AG (Registered) .........         100     177,213
 Pfizer, Inc. .....................       9,500     437,000
 Sankyo Co., Ltd. .................       3,000      71,790
 Santen Pharmaceutical Co. ........       1,000      19,738
 Schering-Plough Corp. ............       1,900     107,825
 Suzuken Co., Ltd. ................       1,900      49,782
 Takeda Chemical Industries, Ltd. .       1,000      59,039
 Zeneca Group plc .................         400      20,172
                                                  ---------
                                                  2,481,201
                                                  ---------
 Miscellaneous 0.0%
 Trimeris, Inc.* ..................         600      32,925
 United Therapeutics Corp.* .......         500       7,375
                                                  ---------
                                                     40,300
                                                  ---------
 Communications 4.2%
 Cellular Telephone 0.2%
 Leap Wireless International, Inc.*         500      12,500
 Sprint Corp. (PCS Group)* ........         600      12,262
 Telecom Italia Mobile SpA ........       9,400      75,118
                                                  ---------
                                                     99,880
                                                  ---------
 Telephone/Communications 3.8%
 ADC Telecommunications, Inc.* ....       1,806      32,734
 AT&T Corp. .......................       5,616      97,227
 BCE, Inc. ........................       1,200      34,617
 BellSouth Corp. ..................       2,200      90,063
 British Telecom plc ..............      10,100      86,323
 Deutsche Telekom AG (Registered) .       3,800     114,679
 Ericsson LM "B" ..................       9,600     109,334
 France Telecom S.A ...............       1,400     121,026
 IDT Corp.* .......................       1,000      20,375
 ITC DeltaCom, Inc.* ..............       4,000      21,563
 InterDigital Communication Corp.*        1,500       8,109
 Intermedia Communications, Inc.* .       1,100       7,906
 JDS Uniphase Corp. ...............         900      37,519
 Koninklinjke Kpn NV ..............       1,460      16,830
 Level 3 Communications, Inc.* ....         400      13,125
 MasTec, Inc.* ....................         600      12,000
 MRV Communications, Inc.* ........       1,000      13,375


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 65
            Kemper Horizon 10+ Portfolio |

                                         Shares   Value ($)
--------------------------------------------------------------------------------

 Nokia Oyj .......................       5,500     245,614
 Nortel Networks Corp. ...........       1,184      37,962
 Oki Electric Industry Co.* ......       6,000      26,725
 SBC Communications, Inc. ........       4,259     203,367
 Sirius Satellite Radio Inc.* ....         500      14,969
 Swisscom AG .....................         200      52,143
 Tekelec* ........................         500      15,000
 Telecom Italia SpA ..............       8,300      91,922
 Telefonica S.A.* ................       2,600      43,021
 Verizon Communications, Inc. ....       2,600     130,325
 Vodafone Group plc ..............      65,300     239,538
 WorldCom, Inc.* .................       4,400      61,875
 Xircom, Inc.* ...................         900      13,950
                                                ----------
                                                 2,013,216
                                                ----------
 Miscellaneous 0.2%
 Avaya, Inc. .....................         408       4,207
 C-Cube Microsystems, Inc. .......         700       8,619
 Emmis Communications "A"* .......       1,200      34,425
 Metricom, Inc.* .................         900       9,056
 Tollgrade Communications, Inc.* .         700      25,550
 VoiceStream Wireless Corp.* .....         157      15,798
                                                ----------
                                                    97,655
                                                ----------
 Financial 12.3%
 Banks 4.0%
 ABN AMRO Holding N.V ............       8,100     184,441
 Bank United Corp. ...............         300      20,456
 Bank of America Corp. ...........       2,764     126,798
 Bank of Nova Scotia .............       2,000      57,562
 Bank of Tokyo-Mitsubishi, Ltd. ..       6,000      59,581
 Banque Nationale de Paris .......       1,250     109,880
 Barclays plc ....................       3,600     111,455
 Chase Manhattan Corp. ...........       3,750     170,391
 Christiania Bank og Kreditkasse .      19,200     108,130
 Credit Suisse Group (Registered)          300      57,153
 Dresdner Bank AG ................       1,900      82,705
 FleetBoston Financial Corp. .....       5,800     217,863
 Lloyds TSB Group plc ............      10,300     108,963
 PNC Financial Services Group ....         900      65,756
 Royal Bank of Scotland Group plc        1,800      42,549
 Sakura Bank, Ltd. ...............       7,000      42,183
 San Paolo-- IMI SpA .............       5,500      89,042
 Societe Generale "A" ............       2,000     124,476
 Sumitomo Bank, Ltd. .............       3,000      30,734
 UBS AG ..........................         585      95,589
 UBS AG (Registered) .............         600      98,163
 Wells Fargo Co. .................       2,300     128,081
                                                ----------
                                                 2,131,951
                                                ----------
 Insurance 3.3%
 AMBAC Financial Group, Inc. .....       5,850     341,128
 AXA S.A .........................         900     130,305
 Allianz AG ......................         200      75,344
 American General Corp. ..........       1,800     146,700
 Atena, Inc. .....................         600      24,637
 Fidelity National Financial, Inc.       3,000     110,812


                                              Shares    Value ($)
----------------------------------------------------------------

 First American Financial Co. ..........         400      13,150
 Hartford Financial Services Group, Inc.       1,200      84,750
 ING Groep NV ..........................       3,187     254,922
 Jefferson Pilot Corp. .................       2,150     160,712
 Muenchener
    Rueckversicherungs-Gesellschaft AG
    (Registered) .......................         350     125,040
 Protective Life Corp. .................       2,400      77,400
 Skandia Forsakrings AB ................       4,400      71,554
 Stewart Information Services Corp. ....       2,000      44,375
 XL Capital Ltd. "A" ...................       1,200     104,850
                                                      ----------
                                                       1,765,679
                                                      ----------
 Business Finance 0.4%
 Heller Financial, Inc. ................       5,200     159,575
 Mizuho Holdings, Inc. .................           5      30,917
                                                      ----------
                                                         190,492
                                                      ----------
 Consumer Finance 1.2%
 AmeriCredit Corp.* ....................       2,100      57,225
 Citigroup, Inc. .......................      10,066     513,995
 Promise Co., Ltd. .....................         600      42,445
 Takefuji Corp. ........................         400      25,153
                                                      ----------
                                                         638,818
                                                      ----------
 Other Financial Companies 3.2%
 ACOM Co., Ltd. ........................         300      22,087
 Edwards (A.G.), Inc. ..................       3,400     161,287
 Federal Home Loan Mortgage Corp. ......       3,000     206,625
 Federal National Mortgage Association .       3,800     329,650
 GreenPoint Financial Corp. ............       2,300      94,156
 HSBC Holdings plc .....................      10,300     151,594
 Halifax Group plc .....................       7,700      76,338
 Legg Mason, Inc. ......................       2,900     158,050
 Man (ED&F) Group plc ..................      14,300     131,835
 Morgan Stanley Dean Witter & Co. ......       1,300     103,025
 Nomura Securities Co., Ltd. ...........       6,000     107,686
 USA Education, Inc. ...................       1,900     129,200
                                                      ----------
                                                       1,671,533
                                                      ----------
 Real Estate 0.2%
 Cheung Kong Holdings, Ltd. ............       5,100      65,224
 Sun Hung Kai Properties, Ltd. .........       3,000      29,905
                                                      ----------
                                                          95,129
                                                      ----------
 Media 0.8%
 Broadcasting & Entertainment 0.4%
 British Sky Broadcasting Group plc* ...       3,600      60,300
 Viacom, Inc. "B"* .....................       1,085      50,724
 Walt Disney Co. .......................       3,900     112,856
                                                      ----------
                                                         223,880
                                                      ----------
 Cable Television 0.3%
 ACTV, Inc.* ...........................       1,900       8,075
 AT&T Corp.-- Liberty Media Group* .....       4,800      65,100
 Canal Plus S.A ........................         300       1,077
 Comcast Corp.* ........................       2,100      87,675
                                                      ----------
                                                         161,927
                                                      ----------
 Print Media 0.1%
 Softbank Corp. ........................         500      17,336
                                                      ----------

    The accompanying notes are an integral part of the financial statements.



                Kemper Variable Series - | 66
            Kemper Horizon 10+ Portfolio |

                                           Shares  Value ($)
-----------------------------------------------------------

 Service Industries 2.6%
 EDP Services 0.6%
 Affiliated Computer Services* ........     2,200   133,513
 First Data Corp. .....................     3,500   184,406
 VeriSign, Inc.* ......................       300    22,256
                                                  ---------
                                                    340,175
                                                  ---------
 Investment 0.5%
 Bear Stearns Companies, Inc. .........     2,212   112,121
 Charles Schwab Corp. .................     1,500    42,563
 Raymond James Financial, Inc. ........     2,700    94,163
 Southwest Securities Group, Inc. .....       400    10,350
                                                  ---------
                                                    259,197
                                                  ---------
 Miscellaneous Commercial Services 0.3%
 Cap Gemini S.A .......................       200    32,304
 Itochu Corp.* ........................    15,000    69,694
 Pacific Century CyberWorks, Ltd.* ....    30,000    19,232
 Personnel Group of America, Inc.* ....     4,800     8,100
 Siebel Systems, Inc.* ................       600    40,575
                                                  ---------
                                                    169,905
                                                  ---------
 Miscellaneous Consumer Services 0.8%
 DiamondCluster International, Inc.* ..       800    24,400
 Navigant Consulting, Inc.* ...........     4,500    17,156
 Profit Recovery Group
    International, Inc.* ..............     1,800    11,475
 TXU Corp. ............................     4,000   177,250
 United Utilities plc .................     7,300    72,536
 Vivendi Universal S.A ................     1,300    85,676
 Yahoo!, Inc.* ........................       300     9,052
                                                  ---------
                                                    397,545
                                                  ---------
 Printing/Publishing 0.2%
 Mail-Well, Inc.* .....................     6,000    25,875
 News Corp., Ltd. .....................     7,100    50,697
 Reuters Group plc ....................     2,900    49,095
                                                  ---------
                                                    125,667
                                                  ---------
 Miscellaneous 0.2%
 Adecco S.A ...........................       100    63,091
 Metris Companies, Inc. ...............     2,100    55,256
 Startek, Inc.* .......................       700    10,762
                                                  ---------
                                                    129,109
                                                  ---------
 Durables 2.3%
 Aerospace 1.0%
 Alliant Techsystems, Inc.* ...........     1,500   100,125
 Boeing Co. ...........................     1,400    92,400
 Primex Technologies, Inc. ............     1,700    54,188
 United Technologies Corp. ............     3,800   298,775
                                                  ---------
                                                    545,488
                                                  ---------
 Automobiles 0.9%
 Borg-Warner Automotive, Inc. .........     2,240    89,600
 DaimlerChrysler AG ...................     1,700    72,241
 Honda Motor Co., Ltd. ................     3,000   111,616
 Monaco Coach Corp.* ..................     1,400    24,762
 Renault S.A ..........................       700    36,525
 Toyota Motor Corp. ...................     4,000   127,511
                                                  ---------
                                                    462,255
                                                  ---------


                                                Shares   Value ($)
-----------------------------------------------------------------

 Construction/Agricultural Equipment 0.1%
 Terex Corp.* ...........................       3,000      48,562
                                                        ---------
 Telecommunications Equipment 0.3%
 Alcatel S.A ............................       1,600      91,007
 Antec Corp.* ...........................         800       6,325
 Lucent Technologies, Inc. ..............       4,900      66,150
 Scientific-Atlanta, Inc. ...............         600      19,538
                                                        ---------
                                                          183,020
                                                        ---------
 Manufacturing 6.4%
 Chemicals 1.4%
 Akzo Nobel NV ..........................       3,900     209,729
 Aventis S.A ............................       2,000     175,808
 BASF AG ................................       2,500     113,876
 BOC Group plc ..........................       6,100      92,696
 Praxair, Inc. ..........................       3,300     146,438
                                                        ---------
                                                          738,547
                                                        ---------
 Containers & Paper 0.6%
 FPB Holding AG* ........................       1,671     246,646
 UPM-Kymmene Oyj ........................       2,300      79,034
                                                        ---------
                                                          325,680
                                                        ---------
 Diversified Manufacturing 2.5%
 Briggs & Stratton Corp. ................       2,500     110,937
 Cooper Industries, Inc. ................       1,600      73,500
 General Electric Co. ...................      13,300     637,569
 Hillenbrand Industries, Inc. ...........       2,200     113,300
 Honeywell International, Inc. ..........       3,400     160,863
 Hutchison Whampoa, Ltd. ................       7,730      96,381
 Man AG .................................         500      12,692
 Siemens AG .............................         600      78,550
 Sulzer Brothers, Ltd. (Registered) .....         100      72,308
                                                        ---------
                                                        1,356,100
                                                        ---------
 Electrical Products 0.2%
 ABB, Ltd. ..............................         400      42,741
 Anadigics, Inc.* .......................       1,000      16,375
 Taiyo Yuden Co., Ltd. ..................       1,000      33,362
                                                        ---------
                                                           92,478
                                                        ---------
 Industrial Specialty 0.7%
 Carlisle Companies, Inc. ...............       2,500     107,344
 Corning, Inc. ..........................       1,500      79,219
 Kulicke & Soffa Industries, Inc.* ......       1,400      15,750
 QUALCOMM, Inc.* ........................       1,000      82,188
 Sherwin-Williams Co. ...................       2,700      71,044
                                                        ---------
                                                          355,545
                                                        ---------
 Machinery/Components/Controls 0.8%
 Asyst Technologies, Inc.* ..............         800      10,750
 Illinois Tool Works, Inc. ..............       2,403     143,129
 Ingersoll-Rand Co. .....................       2,700     113,063
 Okuma Corp. ............................      18,000      56,751
 Reliance Steel & Aluminum Co. ..........       4,200     103,950
                                                        ---------
                                                          427,643
                                                        ---------
 Office Equipment/Supplies 0.1%
 Olivetti SpA ...........................       9,200      22,013



    The accompanying notes are an integral part of the financial statements.

                Kemper Variable Series - | 67
            Kemper Horizon 10+ Portfolio |

                                          Shares    Value ($)
------------------------------------------------------------

 United Stationers, Inc.* ..........       1,000      24,000
                                                   ---------
                                                      46,013
                                                   ---------
 Wholesale Distributors 0.1%
 Insight Enterprises, Inc.* ........       1,050      18,834
 Owens & Minor, Inc. ...............       1,600      28,400
                                                  ----------
                                                      47,234
                                                  ----------
 Miscellaneous 0.0%
 Cementir SpA Cementerie
    del Tirreno ....................       5,400       7,691
                                                   ---------
 Technology 8.5%
 Computer Software 2.3%
 Actuate Corp.* ....................       1,900      36,337
 Advanced Digital Information Corp.*       1,900      43,700
 Advent Software, Inc.* ............         900      36,056
 America Online, Inc.* .............       2,900     100,920
 Avant! Corp.* .....................       3,000      54,937
 Brocade Communications
    Systems, Inc.* .................         600      55,088
 Clarent Corp.* ....................       1,400      15,837
 Computer Associates
    International, Inc. ............       1,200      23,400
 Digital Island, Inc.* .............       1,500       6,094
 Documentum, Inc.* .................         800      39,750
 Hyperion Solutions Corp.* .........         800      12,350
 i2 Technologies, Inc.* ............         550      29,906
 Informatica Corp.* ................       1,000      39,562
 Micrel, Inc.* .....................         800      26,950
 Microsoft Corp.* ..................       4,600     199,525
 NetIQ Corp.* ......................         800      69,900
 Netegrity, Inc.* ..................       1,050      57,094
 Oracle Corp. ......................       5,600     162,750
 Remedy Corp.* .....................         600       9,938
 Retek, Inc.* ......................         745      18,159
 Reynolds and Reynolds Co. .........       1,200      24,300
 SAP AG-- Vorzug ...................         300      42,532
 Synopsys, Ltd.* ...................         400      18,975
 THQ, Inc.* ........................         800      19,500
 Verity, Inc.* .....................         500      12,031
 WatchGuard Technologies, Inc.* ....       1,500      47,437
                                                   ---------
                                                   1,203,028
                                                   ---------
 Diverse Electronic Products 0.3%
 Applied Materials, Inc.* ..........       1,600      61,100
 DSP Group, Inc.* ..................       1,200      25,256
 Dell Computer Corp.* ..............       3,100      54,056
 Motorola, Inc. ....................       1,800      36,450
                                                   ---------
                                                     176,862
                                                   ---------
 EDP Peripherals 0.6%
 Ariba, Inc.* ......................         400      21,450
 EMC Corp.* ........................       2,600     172,900
 Iomega Corp.* .....................       7,100      23,927
 Network Appliance, Inc.* ..........         400      25,675
 SCM Microsystems, Inc.* ...........         600      19,800
 SONICblue, Inc.* ..................       5,500      22,688


                                             Shares  Value ($)
------------------------------------------------------------

 VERITAS Software Corp.* ...............       550    48,125
                                                   ---------
                                                     334,565
                                                   ---------
 Electronic Components/Distributors 1.4%
 Altera Corp.* .........................     1,000    26,313
 Analog Devices, Inc.* .................       700    35,831
 Anaren Microwave, Inc.* ...............     1,000    67,187
 Broadcom Corp. "A"* ...................       200    16,800
 Cisco Systems, Inc.* ..................    10,000   382,500
 Imation Corp.* ........................       300     4,650
 Juniper Networks, Inc.* ...............       300    37,819
 Kyocera Corp. .........................       400    43,563
 PMC-Sierra, Inc.* .....................       300    23,587
 Pioneer-Standard Electronics, Inc. ....     1,300    14,300
 SCI Systems, Inc.* ....................       700    18,463
 Sawtek, Inc.* .........................       600    27,712
 Technitrol, Inc. ......................     1,200    49,350
                                                   ---------
                                                     748,075
                                                   ---------
 Electronic Data Processing 1.2%
 Apple Computer, Inc.* .................       800    11,900
 Compaq Computer Corp. .................     3,100    46,655
 Fujitsu, Ltd. .........................     3,000    44,122
 Hewlett-Packard Co. ...................     3,000    94,687
 International Business Machines Corp. .     2,900   246,500
 MIPS Technologies, Inc. "A"* ..........     1,700    45,369
 Sun Microsystems, Inc.* ...............     4,000   111,500
 Webtrends Corp.* ......................     1,100    31,831
                                                   ---------
                                                     632,564
                                                   ---------
 Military Electronics 0.7%
 Computer Sciences Corp.* ..............     1,140    68,542
 General Dynamics Corp. ................     3,500   273,000
 Titan Corp.* ..........................       900    14,625
                                                   ---------
                                                     356,167
                                                   ---------
 Office/Plant Automation 0.1%
 3Com Corp. ............................       600     5,100
 Cognex Corp.* .........................       400     8,850
 Palm, Inc.* ...........................       889    25,170
                                                   ---------
                                                      39,120
                                                   ---------
 Precision Instruments 0.1%
 ADTRAN, Inc.* .........................       600    12,750
 Coherent, Inc.* .......................       900    29,250
                                                   ---------
                                                      42,000
                                                   ---------
 Semiconductors 1.6%
 Alpha Industries, Inc.* ...............       400    14,800
 Cymer, Inc.* ..........................       800    20,587
 Cypress Semiconductor Corp.* ..........     1,100    21,656
 Emcore Corp.* .........................       800    37,600
 Integrated Silicon Solution* ..........     2,100    30,188
 Intel Corp. ...........................    10,400   312,650
 International Rectifier Corp.* ........       700    21,000
 KEMET Corp.* ..........................     1,400    21,175
 Kopin Corp.* ..........................     1,200    13,275
 Lattice Semiconductor Corp.* ..........     2,000    36,750
 Linear Technology Corp. ...............     1,200    55,500
 Micron Technology, Inc.* ..............       800    28,400
 Rohm Company Ltd. .....................       200    37,904


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 68
            Kemper Horizon 10+ Portfolio |

                                       Shares  Value ($)
-------------------------------------------------------

 STMicroelectronics NV ............     1,700    74,319
 Texas Instruments, Inc. ..........     2,200   104,225
 Triquint Semiconductor, Inc.* ....       600    26,212
 Xilinx, Inc.* ....................       200     9,225
                                              ---------
                                                865,466
                                              ---------
 Miscellaneous 0.2%
 Agilent Technologies, Inc.* ......       572    31,317
 Entrada Networks, Inc.* ..........        75       131
 Osicom Technologies, Inc. ........       300     4,819
 Puma Technology Inc.* ............     1,200     4,988
 Wabtec* ..........................     4,092    48,081
 XO Communications, Inc. ..........       714    12,718
                                              ---------
                                                102,054
                                              ---------
 Energy 3.0%
 Oil & Gas Production 1.2%
 Cabot Oil & Gas Corp. "A" ........     6,100   190,244
 Exxon Mobil Corp. ................     1,500   130,406
 Marine Drilling Companies, Inc.* .     1,700    45,475
 Repsol S.A .......................     5,580    89,288
 Swift Energy Co. .................     1,600    60,200
 Tosco Corp. ......................     4,000   135,750
                                              ---------
                                                651,363
                                              ---------
 Oil Companies 0.6%
 ENI SpA ..........................    21,800   139,368
 Total Fina ELF S.A. "B" ..........     1,300   193,596
                                              ---------
                                                332,964
                                              ---------
 Oil/Gas Transmission 0.5%
 Enron Corp. ......................       900    74,813
 Questar Corp. ....................     5,800   174,362
                                              ---------
                                                249,175
                                              ---------
 Oilfield Services/Equipment 0.7%
 BP Amoco plc .....................    32,900   265,460
 Key Energy Group, Inc.* ..........     2,900    30,269
 Patterson Energy, Inc.* ..........     2,100    78,225
                                              ---------
                                                373,954
                                              ---------
 Metals & Minerals 0.4%
 Precious Metals 0.2%
 Stillwater Mining Co.* ...........     1,400    55,090
 Sumitomo Metal Mining Co., Ltd. ..     9,000    47,004
                                              ---------
                                                102,094
                                              ---------
 Steel & Metals 0.2%
 Nucor Corp. ......................     2,400    95,250
                                              ---------
 Construction 1.3%
 Building Materials 0.9%
 Centex Construction Products, Inc.     1,900    51,894


                                             Shares     Value ($)
-----------------------------------------------------------------

 Elcor Corp. .........................        1,500       25,313
 Fletcher Challenge Building Corp. ...       49,700       43,163
 Florida Rock Industries, Inc. .......        1,400       54,775
 LaFarge Corp. .......................        6,300      148,837
 Nippon Sheet Glass Co., Ltd. ........        2,000       24,349
 Sumitomo Osaka Cement Co., Ltd. .....        8,000       26,690
 Taiheiyo Cement Corp. ...............       57,000       97,572
                                                       ---------
                                                         472,593
                                                       ---------
 Building Products 0.2%
 Genlyte Group, Inc.* ................        2,600       61,750
 Nortek, Inc.* .......................        3,000       71,062
                                                       ---------
                                                         132,812
                                                       ---------
 Homebuilding 0.1%
 Standard Pacific Corp. ..............        1,700       39,738
                                                       ---------
 Miscellaneous 0.1%
 Quanta Services, Inc.* ..............          550       17,703
 TODA Corp. ..........................       11,000       50,245
                                                       ---------
                                                          67,948
                                                       ---------
 Transportation 0.5%
 Marine Transportation 0.2%
 Newport News Shipbuilding, Inc. .....        2,000      104,000
                                                       ---------
 Railroads 0.2%
 Trinity Industries, Inc. ............        4,530      113,250
                                                       ---------
 Trucking 0.1%
 Roadway Express, Inc. ...............        2,400       50,850
                                                       ---------
 Utilities 2.0%
 Electric Utilitie
 AES Corp.* ..........................        1,300       71,987
 Avista Corp. ........................        1,800       36,900
 Black Hills Corp. ...................        2,200       98,450
 Calpine Corp.* ......................        1,600       72,100
 Chugoku Electric Power Co., Inc. ....       20,200      283,153
 Electrabel NPV ......................          300       67,916
 Kyushu Electric Power Co. ...........       14,400      201,474
 Scottish Power plc ..................        8,400       66,396
 Tokyo Electric Power Co. ............        6,200      153,511
                                                       ---------
                                                       1,051,887
                                                       ---------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $34,599,023)                31,279,800
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $56,279,860) (a)                             53,026,100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Horizon 10+ Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $56,314,564. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $3,288,464. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,222,140 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,510,604.

         The investments in mortgage-backed securities of the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 69
            Kemper Horizon 10+ Portfolio |

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $56,279,860) .......................   $ 53,026,100
Cash .........................................................................            383
Foreign currency, at value (cost $94) ........................................             97
Dividends receivable .........................................................         27,163
Interest receivable ..........................................................        402,762
Receivable for Portfolio shares sold .........................................          7,313
Foreign taxes recoverable ....................................................         20,843
                                                                             ----------------
Total assets .................................................................     53,484,661

Liabilities
---------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................          7,470
Accrued management fee .......................................................         28,612
Accrued Trustees' fees and expenses ..........................................          2,301
Other accrued expenses and payables ..........................................         19,446
                                                                             ----------------
Total liabilities ............................................................         57,829
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 53,426,832
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 1,533,854 Net unrealized appreciation
(depreciation) on:
   Investments ...............................................................     (3,253,760)
   Foreign currency related transactions .....................................           (455)
Accumulated net realized gain (loss) .........................................      1,896,442
Paid-in capital ..............................................................     53,250,751
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 53,426,832
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($53,426,832 / 41,973,538
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      1.273
                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.



                Kemper Variable Series - | 70
            Kemper Horizon 10+ Portfolio |

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $18,910) ...........   $   555,921
Interest .......................................................     1,572,720
                                                              ----------------
Total Income ...................................................     2,128,641
                                                              ----------------
Expenses:
Management fee .................................................       356,157
Custodian fees .................................................        32,244
Auditing .......................................................        12,760
Legal ..........................................................         3,183
Trustees' fees and expenses ....................................         4,095
Reports to shareholders ........................................        12,225
Registration fees ..............................................         2,523
Other ..........................................................         7,686
                                                              ----------------
Total expenses, before expense reductions ......................       430,873
Expense reductions .............................................          (346)
                                                              ----------------
Total expenses, after expense reductions .......................       430,527
------------------------------------------------------------------------------
Net investment income (loss)                                         1,698,114
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     1,929,533
Foreign currency related transactions ..........................        (5,406)
                                                              ----------------
                                                                     1,924,127
                                                              ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (6,661,569)
Foreign currency related transactions ..........................           318
                                                              ----------------
                                                                    (6,661,251)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (4,737,124)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(3,039,010)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 71
            Kemper Horizon 10+ Portfolio |

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            Years Ended December 31,
Increase (Decrease) in Net Assets                                                             2000            1999
-----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $  1,698,114    $  1,816,318
Net realized gain (loss) on investment transactions ....................................      1,924,127       4,273,902
Net unrealized appreciation (depreciation) on investment transactions during the period      (6,661,251)       (841,874)
                                                                                        --------------- ---------------
Net increase (decrease) in net assets resulting from operations ........................     (3,039,010)      5,248,346
                                                                                        --------------- ---------------
Distributions to shareholders from:
Net investment income ..................................................................     (1,719,539)     (1,329,005)
                                                                                        --------------- ---------------
Net realized gains .....................................................................     (4,298,847)             --
                                                                                        --------------- ---------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      3,641,873      16,490,075
Reinvestment of distributions ..........................................................      6,018,386       1,329,005
Cost of shares redeemed ................................................................    (14,139,304)    (12,185,621)
                                                                                        --------------- ---------------
Net increase (decrease) in net assets from Portfolio share transactions ................     (4,479,045)      5,633,459
                                                                                        --------------- ---------------
Increase (decrease) in net assets ......................................................    (13,536,441)      9,552,800
Net assets at beginning of period ......................................................     66,963,273      57,410,473
Net assets at end of period (including undistributed net investment income of           --------------- ---------------
   $1,533,854 and $1,551,797, respectively) ............................................   $ 53,426,832    $ 66,963,273
                                                                                        --------------- ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................     45,281,650      41,183,869
                                                                                        --------------- ---------------
Shares sold ............................................................................      2,683,700      11,782,300
Shares issued to shareholders in reinvestment of distributions .........................      4,537,692         956,610
Shares redeemed ........................................................................    (10,529,504)     (8,641,129)
                                                                                        --------------- ---------------
Net increase (decrease) in Portfolio shares ............................................     (3,308,112)      4,097,781
                                                                                        --------------- ---------------
Shares outstanding at end of period ....................................................     41,973,538      45,281,650
                                                                                        --------------- ---------------



Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2000      1999      1998      1997    1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 1.479     1.394     1.289     1.114     1.000
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               .037(b)   .040(b)      .020      .034      .018
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          (.103)      .075      .125      .151      .096
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            (.066)      .115      .145      .185      .114
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       (.040)    (.030)    (.010)    (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                               (.100)        --    (.030)        --        --
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.140)    (.030)    (.040)    (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 1.273     1.479     1.394     1.289     1.114
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (4.84)      8.38     11.30     16.77   11.37**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          53        67        57        23         6
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                .73       .72       .64       .83     1.01*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                 .73       .72       .64       .83      .78*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     2.81      2.83      2.84      2.77     2.69*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                     68        50        35        67       76*
-----------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized


    The accompanying notes are an integral part of the financial statements.

                Kemper Variable Series - | 72
            Kemper Horizon 10+ Portfolio |

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000
Kemper Horizon 5 Portfolio

With a 60% weighting in shorter-term fixed-income securities during calendar year 2000, the Kemper Horizon 5 Portfolio was in a good position to benefit from the Federal Reserve Board's interest rate hikes. High single digit returns in this area helped mitigate losses from volatile domestic and overseas equity markets.

We focused on high-quality securities and enhanced income potential as the interest rate banks charge each other for overnight loans rose 100 basis points to 6.50%, the highest level in nine years. Most of the portfolio's bond holdings were U.S. government securities maturing in three years or less. The yield curve inverted during the first half, enabling us to provide the entire yield of the longest-term bonds with a lower risk profile. Yields for securities maturing in two to three years fell sharply during the fourth quarter, boosting bond prices.

In fiscal year 2000, we maintained a 40% weighting in domestic and international stocks. In the first quarter, we attempted to reduce the effects of short-term stock price volatility on equity returns by realigning assets to more closely match a diverse, unmanaged blend of domestic and international stocks.

During the year, the portfolio was underweight in technology companies relative to its composite benchmark because we believed many stocks in this sector were overpriced. This positioning helped reduce volatility and preserve capital as the Nasdaq Composite Index plummeted 39.29% in 2000, its worst year ever.

Value stocks began to outpace growth stocks beginning in the spring, both in the U.S. and abroad. As the year progressed, recovery prospects for Japan dimmed but the outlook for Western Europe remained positive.

Robert D. Tymoczko
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Horizon 5 Portfolio from 5/1/1996 to 12/31/2000
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Kemper Horizon        Standard & Poor's       Merrill Lynch
               5 Portfolio           500 Index               1-3 Year Index

       1996.25     10000                  10000                  10000
       1996.5      10099                  10297                  10092
       1996.75     10440                  10615                  10259
       1997        10959                  11499                  10454
       1997.25     10897                  11808                  10523
       1997.5      11672                  13867                  10755
       1997.75     12346                  14906                  10966
       1998        12351                  15334                  11150
       1998.25     13061                  17471                  11314
       1998.5      13137                  18051                  11487
       1998.75     12583                  16260                  11840
       1999        13555                  19719                  11930
       1999.25     13426                  20701                  12002
       1999.5      13888                  22158                  12070
       1999.75     13674                  20778                  12222
       2000        14214                  23867                  12295
       2000.25     14191                  24414                  12449
       2000.5      14171                  23765                  12663
       2000.75     14226                  23535                  12930
       2001        14175                  21695                  13278

The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market. The Merrill Lynch 1-3 Year Treasury Index is an index consisting of short-term U.S. Treasury securities maturing in 1 to 3 years with coupons higher than 4.25%. Timely payment of principal and interest on U.S. Treasury securities is guaranteed by the full faith and credit of the U.S. Government. If sold prior to maturity however, these securities do involve the risk of principal loss.

--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------
                                                     Life of
For the periods ended December 31, 2000   1-year    portfolio
--------------------------------------------------------------------------------
Kemper Horizon 5 Portfolio                 -0.28%      7.77%    (Since 5/1/1996)
--------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                Kemper Variable Series - | 73
              Kemper Horizon 5 Portfolio |

Investment Portfolio                                    as of December 31, 2000
--------------------------------------------------------------------------------

Kemper Horizon 5 Portfolio

                                                 Principal
                                                 Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.6%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $191,126 on 1/2/2001**                                 ----------
    (Cost $191,000) .......................      191,000      191,000
                                                           ----------

--------------------------------------------------------------------------------
U.S. Government & Agency Obligations 60.4%
--------------------------------------------------------------------------------

 Federal Home Loan Mortgage Corp.:
    6% with various maturities to
      4/15/2006 ...........................       12,075       12,045
    6.5% with various maturities to
      10/17/2014 ..........................       27,387       27,327
 Federal National Mortgage Association:
    7%, 7/15/2005 .........................    2,750,000    2,886,208
 U.S. Treasury Bonds:
    5.625%, 11/30/2002 ....................      575,000      579,669
 U.S. Treasury Notes:
    6.5%, 5/31/2001 .......................    1,910,000    1,915,367
    6.625%, 7/31/2001 .....................    3,840,000    3,859,814
    6.25%, 2/28/2002 ......................    7,055,000    7,116,731
    7.875%, 11/15/2004 ....................    4,185,000    4,581,905

--------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
   (Cost $20,944,343)                                      20,979,066
--------------------------------------------------------------------------------


                                                  Shares
---------------------------------------------------------------------

---------------------------------------------------------------------
Preferred Stocks 0.0%
---------------------------------------------------------------------

 Service Industries
 Printing/Publishing
News Corp., Ltd. (Cost $17,956) ..........                 ----------
 News Corp., Ltd. (Cost $17,956) ..........        1,400        9,997
News Corp., Ltd. (Cost $17,956) ..........                 ----------

---------------------------------------------------------------------
Common Stocks 39.0%
---------------------------------------------------------------------

 Consumer Discretionary 3.1%
 Apparel & Shoes 0.3%
 Abercrombie & Fitch Co. "A"* .............          600       12,000
 Jones Apparel Group, Inc.* ...............        1,002       32,252
 Reebok International, Ltd.* ..............        1,400       38,276
 The Children's Place Retail Stores,
    Inc.* .................................          500       10,125
                                                           ----------
                                                               92,653
                                                           ----------
 Department & Chain Stores 1.5%
 AnnTaylor Stores Corp.* ..................        1,000       24,937
 Best Buy Co., Inc.* ......................          100        2,956
 Burlington Coat Factory Warehouse
    Corp ..................................        2,200       41,663
 Charming Shoppes, Inc.* ..................        6,900       41,400
 Dillard's, Inc. ..........................        2,500       29,531


                                            Shares   Value ($)
------------------------------------------------------------

 Home Depot, Inc. ......................     2,100    95,944
 Kingfisher plc ........................     2,900    21,568
 Longs Drug Stores, Inc. ...............     1,800    43,425
 Neiman Marcus Group, Inc.* ............       900    32,006
 Pacific Sunwear of California, Inc.* ..       500    12,813
 W.H. Smith Group plc ..................     3,400    21,629
 Wal-Mart Stores, Inc. .................     2,800   148,750
                                                  ----------
                                                     516,622
                                                  ----------
 Home Furnishings 0.2%
 Furniture Brands International, Inc.* .     2,900    61,081
 Linens 'n Things, Inc.* ...............       500    13,813
                                                  ----------
                                                      74,894
                                                  ----------
 Recreational Products 0.2%
 Fairfield Communities, Inc.* ..........     3,200    45,000
 Nintendo Co., Ltd. ....................       100    15,712
                                                  ----------
                                                      60,712
                                                  ----------
 Restaurants 0.1%
 Applebee's International, Inc. ........       800    25,150
 Ryan's Family Steak Houses, Inc.* .....     1,800    16,988
                                                  ----------
                                                      42,138
                                                  ----------
 Specialty Retail 0.5%
 AutoZone, Inc.* .......................     1,700    48,450
 Avis Rent A Car, Inc.* ................       700    22,794
 Central Garden & Pet Co.* .............     1,800    12,375
 Family Dollar Stores, Inc. ............     1,100    23,581
 Michael Stores, Inc.* .................       600    15,900
 New England Business Service, Inc. ....     1,300    23,725
 Pier 1 Imports, Inc. ..................     1,300    13,406
 The Finish Line, Inc. "A"* ............     1,000     5,906
 Trans World Entertainment Corp.* ......       700     6,256
                                                  ----------
                                                     172,393
                                                  ----------
 Miscellaneous 0.3%
 Amer Group, Ltd. ......................     1,200    31,589
 Kanebo, Ltd.* .........................     9,000    22,245
 Koninklijke (Royal) Philips
    Electronics N.V ....................     1,552    56,935
                                                  ----------
                                                     110,769
                                                  ----------
 Consumer Staples 1.9%
 Alcohol & Tobacco 0.4%
 Imperial Tobacco Group plc ............     1,700    17,692
 Philip Morris Companies, Inc. .........       700    30,800
 UST, Inc. .............................     1,900    53,319
 Universal Corp. .......................     1,300    45,500
                                                  ----------
                                                     147,311
                                                  ----------
 Consumer Electronic & Photographic 0.2%
 Sanyo Electric Co., Ltd. ..............     2,000    16,594
 Sony Corp. ............................       600    41,397
                                                  ----------
                                                      57,991
                                                  ----------
 Consumer Specialties 0.2%
 American Greeting Corp. "A" ...........     2,000    18,875


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 74
              Kemper Horizon 5 Portfolio |

                                     Shares  Value ($)
-----------------------------------------------------

 Duane Reade, Inc.* .............     1,300    39,731
                                           ----------
                                               58,606
                                           ----------
 Farming 0.0%
 Syngenta AG* ...................        17       915
                                            ---------
 Food & Beverage 0.7%
 Coca-Cola Co. ..................     1,400    85,313
 Farmer Brothers Co. ............       200    41,500
 Michael Foods, Inc. ............       900    27,112
 SUPERVALU, Inc. ................     1,000    13,875
 Seaboard Corp. .................       100    15,600
 Smithfield Foods, Inc.* ........       900    27,360
 Suiza Foods Corp.* .............       300    14,400
                                           ----------
                                              225,160
                                           ----------
 Package Goods/Cosmetics 0.1%
 Procter & Gamble Co. ...........       600    47,063
                                            ---------
 Textiles 0.3%
 VF Corp. .......................     3,200   115,968
                                            ---------
 Health 4.8%
 Biotechnology 0.7%
 Amgen, Inc.* ...................     1,000    63,938
 Bio-Rad Laboratories, Inc. "A"*      1,000    31,800
 Biogen, Inc.* ..................       300    18,019
 CYTOGEN Corp.* .................     1,700     3,984
 Cell Genesys, Inc.* ............     1,000    22,812
 Curagen Corp.* .................       500    13,656
 Enzo Biochem, Inc.* ............       200     4,975
 Enzon, Inc.* ...................       400    24,825
 Gene Logic, Inc.* ..............       500     9,187
 Myraid Genetics, Inc.* .........       300    24,825
 Nanogen, Inc.* .................       500     4,500
 Pharmacia Corp. ................       100     6,100
 Triangle Pharmaceuticals, Inc.*        600     2,963
                                           ----------
                                              231,584
                                           ----------
 Health Industry Services 0.4%
 Aegon N.V ......................       400    16,569
 Aurora Biosciences Corp.* ......       300     9,431
 Cardinal Health, Inc. ..........     1,100   109,587
 Hanger Orthopedic Group, Inc.* .     3,800     4,987
                                           ----------
                                              140,574
                                           ----------
 Hospital Management 0.2%
 Coventry Health Care, Inc.* ....     1,700    45,368
 Universal Health Services, Inc.*       300    33,525
                                           ----------
                                               78,893
                                           ----------
 Medical Supply & Specialty 0.5%
 ArthroCare Corp.* ..............       500     9,750
 C.R. Bard, Inc. ................     1,400    65,187
 Cytyc Corp.* ...................       200    12,512
 Laboratory Corp. of America
    Holdings* ...................       200    35,200
 Medtronic, Inc. ................       600    36,225
 NBTY, Inc.* ....................     1,700     8,075


                                        Shares  Value ($)
-------------------------------------------------------

 VISX, Inc.* ......................       700     7,306
                                             ----------
                                                174,255
                                             ----------
 Pharmaceuticals 2.9%
 Advance Paradigm, Inc.* ..........       500    22,750
 Alpharma, Inc. ...................       300    13,162
 American Home Products Corp. .....     1,200    76,260
 AmeriSource Health Corp.* ........       700    35,350
 Bristol-Myers Squibb Co. .........       500    36,969
 CV Therapeutics, Inc.* ...........       400    28,300
 Caremark Rx, Inc.* ...............     1,700    23,056
 Cubist Pharmaceuticals, Inc.* ....       400    11,600
 Eli Lilly & Co. ..................     1,000    93,063
 GlaxoSmithKline plc ..............     2,147    60,631
 Johnson & Johnson ................       700    73,544
 Maxim Pharmaceuticals, Inc.* .....       400     2,550
 Medicis Pharmaceutical Corp.* ....       300    17,737
 Merck & Co., Inc. ................     2,200   205,975
 Pfizer, Inc. .....................     3,175   146,050
 Sankyo Co., Ltd. .................     1,000    23,930
 Santen Pharmaceutical Co. ........     1,000    19,738
 Schering-Plough Corp. ............       800    45,400
 Suzuken Co., Ltd. ................       900    23,581
 Zeneca Group plc .................       700    35,301
                                             ----------
                                                994,947
                                             ----------
 Miscellaneous 0.1%
 Trimeris, Inc.* ..................       300    16,463
 United Therapeutics Corp.* .......       200     2,950
                                             ----------
                                                 19,413
                                             ----------
 Communications 2.7%
 Cellular Telephone 0.1%
 Leap Wireless International, Inc.*       200     5,000
 Sprint Corp. (PCS Group)* ........       200     4,088
 Telecom Italia Mobile SpA ........     4,400    35,162
                                             ----------
                                                 44,250
                                             ----------
 Telephone/Communications 2.5%
 ADC Telecommunications, Inc.* ....       946    17,147
 AT&T Corp. .......................     2,268    39,264
 BCE, Inc. ........................       500    14,424
 BellSouth Corp. ..................     1,000    40,937
 British Telecom plc ..............     4,700    40,170
 Deutsche Telekom AG (Registered) .     1,600    48,286
 Ericsson LM "B" ..................     4,000    45,556
 France Telecom S.A ...............       500    43,223
 IDT Corp.* .......................       400     8,150
 ITC DeltaCom, Inc.* ..............     2,000    10,781
 InterDigital Communication Corp.*        300     1,622
 Intermedia Communications, Inc.* .       500     3,594
 JDS Uniphase Corp.* ..............       400    16,675
 Koninklinjke Kpn N.V .............       403     4,643
 Level 3 Communications, Inc.* ....       200     6,562
 MRV Communications, Inc.* ........       300     4,012
 MasTec, Inc.* ....................       150     3,000
 Nokia Oyj ........................     2,000    89,314



    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 75
              Kemper Horizon 5 Portfolio |

                                              Shares    Value ($)
----------------------------------------------------------------

 Nortel Networks Corp. .................         485      15,550
 Oki Electric Industry Co.* ............       4,000      17,817
 SBC Communications, Inc. ..............       1,800      85,950
 Sirius Satellite Radio, Inc.* .........         200       5,988
 Tekelec* ..............................         200       6,000
 Telecom Italia SpA ....................       4,000      44,300
 Telefonica S.A.* ......................       1,100      18,201
 Verizon Communications, Inc. ..........       1,100      55,138
 Vodafone Group plc ....................      39,600     145,263
 WorldCom, Inc.* .......................       1,700      23,800
 Xircom, Inc.* .........................         400       6,200
                                                      ----------
                                                         861,567
                                                      ----------
 Miscellaneous 0.1%
 Avaya, Inc.* ..........................         166       1,711
 C-Cube Microsystems, Inc. .............         300       3,693
 Emmis Communications "A"* .............         600      17,212
 Metricom, Inc.* .......................         200       2,012
 Tollgrade Communications, Inc.* .......         300      10,950
 VoiceStream Wireless Corp.* ...........          52       5,233
                                                      ----------
                                                          40,811
                                                      ----------
 Financial 8.7%
 Banks 3.1%
 ABN AMRO Holding N.V ..................      10,800     245,921
 Bank United Corp. .....................         200      13,638
 Bank of America Corp. .................       1,100      50,462
 Bank of Nova Scotia ...................       2,500      71,952
 Bank of Tokyo-Mitsubishi, Ltd. ........       3,000      29,790
 Banque Nationale de Paris .............         500      43,952
 Barclays plc ..........................       1,600      49,536
 Chase Manhattan Corp. .................       1,500      68,156
 Christiania Bank og Kreditkasse .......       7,500      42,238
 Credit Suisse Group (Registered) ......         100      19,051
 Dresdner Bank AG ......................         900      39,176
 FleetBoston Financial Corp. ...........       2,000      75,125
 Lloyds TSB Group plc ..................       3,000      31,737
 PNC Financial Services Group ..........         500      36,531
 Royal Bank of Scotland Group plc ......         900      21,274
 Sakura Bank, Ltd. .....................       6,000      36,157
 San Paolo-- IMI SpA ...................       1,900      30,760
 Societe Generale "A" ..................         400      24,895
 Sumitomo Bank, Ltd. ...................       1,000      10,245
 UBS AG ................................         225      36,765
 UBS AG (Registered) ...................         200      32,721
 Wells Fargo & Co. .....................       1,200      66,825
                                                      ----------
                                                       1,076,907
                                                      ----------
 Insurance 2.4%
 AMBAC Financial Group, Inc. ...........       2,700     157,444
 AXA S.A ...............................         315      45,607
 Allianz AG ............................         300     113,015
 American General Corp. ................         600      48,900
 Atena, Inc. ...........................         800      32,850
 Fidelity National Financial, Inc. .....         700      25,856
 First American Financial Co. ..........         400      13,150
 Hartford Financial Services Group, Inc.         500      35,312


                                       Shares   Value ($)
--------------------------------------------------------

 ING Groep N.V .....................     1,551   124,061
 Jefferson Pilot Corp. .............       775    57,931
 Muenchener Rueckversicherungs-
    Gesellschaft (Registered) ......       125    44,657
 Protective Life Corp. .............     1,200    38,700
 Skandia Forsakrings AB ............     1,600    26,020
 XL Capital Ltd. "A" ...............       600    52,425
                                              ----------
                                                 815,928
                                              ----------
 Business Finance 0.2%
 Heller Financial, Inc. ............     1,800    55,237
 Mizuho Holdings, Inc. .............         2    12,367
                                              ----------
                                                  67,604
                                              ----------
 Consumer Finance 0.8%
 AmeriCredit Corp.* ................     1,100    29,975
 Citigroup, Inc. ...................     4,000   204,250
 Promise Co., Ltd. .................       200    14,148
 Takefuji Corp. ....................       200    12,576
                                              ----------
                                                 260,949
                                              ----------
 Other Financial Companies 2.1%
 ACOM Co., Ltd. ....................       100     7,362
 Edwards (A.G.), Inc. ..............     1,700    80,644
 Federal Home Loan Mortgage
    Corp ...........................     1,200    82,650
 Federal National Mortgage
    Association ....................     1,600   138,800
 GreenPoint Financial Corp. ........     1,600    65,500
 HSBC Holdings plc .................     4,200    61,815
 Halifax Group plc .................     1,700    16,854
 Legg Mason, Inc. ..................     1,500    81,750
 Man (ED&F) Group plc ..............     7,100    65,456
 Morgan Stanley Dean Witter & Co. ..       900    71,325
 Nomura Securities Co., Ltd. .......     2,000    35,895
 USA Education, Inc. ...............       800    54,400
                                              ----------
                                                 762,451
                                              ----------
 Real Estate 0.1%
 Cheung Kong Holdings, Ltd. ........     2,000    25,578
 Sun Hung Kai Properties, Ltd. .....     1,000     9,968
                                              ----------
                                                  35,546
                                              ----------
 Media 0.5%
 Broadcasting & Entertainment 0.2%
 British Sky Broadcasting Group plc*     1,200    20,100
 Viacom, Inc. "B"* .................       434    20,290
 Walt Disney Co. ...................     1,400    40,512
                                              ----------
                                                  80,902
                                              ----------
 Cable Television 0.2%
 ACTV, Inc.* .......................     1,100     4,675
 AT&T Corp.-- Liberty Media Group* .     2,200    29,838
 Canal Plus S.A ....................       100       359
 Comcast Corp. "A"* ................       700    29,225
                                              ----------
                                                  64,097
                                              ----------
 Print Media 0.0%
 Softbank Corp. ....................       300    10,402
                                              ----------

    The accompanying notes are an integral part of the financial statements.



                Kemper Variable Series - | 76
              Kemper Horizon 5 Portfolio |

                                           Shares  Value ($)
-----------------------------------------------------------

 Miscellaneous 0.1%
 Granada Compass plc ..................     2,415    26,288
                                                  ---------
 Service Industries 1.5%
 EDP Services 0.3%
 Affiliated Computer Services* ........       800    48,550
 First Data Corp. .....................     1,400    73,762
 VeriSign, Inc.* ......................       100     7,419
                                                 ----------
                                                    129,731
                                                 ----------
 Investment 0.3%
 Bear Stearns Companies, Inc. .........       725    36,748
 Charles Schwab Corp. .................       300     8,513
 Raymond James Financial, Inc. ........     1,500    52,313
 Southwest Securities Group, Inc. .....       100     2,588
                                                 ----------
                                                    100,162
                                                 ----------
 Miscellaneous Commercial Services 0.3%
 Cap Gemini S.A .......................       200    32,304
 Itochu Corp.* ........................     8,000    37,170
 Pacific Century CyberWorks, Ltd.* ....    14,000     8,975
 Personnel Group of America, Inc.* ....     2,200     3,713
 Siebel Systems, Inc.* ................       200    13,550
                                                 ----------
                                                     95,712
                                                 ----------
 Miscellaneous Consumer Services 0.4%
 DiamondCluster International, Inc.* ..       400    12,200
 Navigant Consulting, Inc.* ...........     3,100    11,819
 Profit Recovery Group International,
    Inc.* .............................       700     4,463
 TXU Corp. ............................     1,000    44,313
 United Utilities plc .................     3,200    31,797
 Vivendi Universal S.A ................       500    32,952
 Yahoo!, Inc.* ........................       200     6,034
                                                 ----------
                                                    143,578
                                                 ----------
 Printing/Publishing 0.1%
 Mail-Well, Inc.* .....................     3,100    13,369
 Reuters Group plc ....................     1,400    23,701
                                                 ----------
                                                     37,070
                                                 ----------
 Miscellaneous 0.1%
 Metris Companies, Inc. ...............       750    19,734
 Startek, Inc.* .......................       200     3,075
                                                 ----------
                                                     22,809
                                                 ----------
 Durables 1.5%
 Aerospace 0.7%
 Alliant Techsystems, Inc.* ...........     1,050    70,087
 Boeing Co. ...........................       700    46,200
 Primex Technologies, Inc. ............     1,500    47,813
 United Technologies Corp. ............     1,100    86,488
                                                 ----------
                                                    250,588
                                                 ----------
 Automobiles 0.6%
 Borg-Warner Automotive Inc. ..........       840    33,600
 DaimlerChrysler AG ...................       600    25,497
 Honda Motor Co., Ltd. ................     1,000    37,205
 Monaco Coach Corp.* ..................       600    10,613
 Renault S.A ..........................       400    20,871


                                             Shares  Value ($)
-------------------------------------------------------------

 Toyota Motor Corp. .....................     2,000    63,755
                                                    ---------
                                                      191,541
                                                    ---------
 Construction/Agricultural Equipment 0.0%
 Terex Corp.* ...........................     1,200    19,425
                                                    ---------
 Telecommunications Equipment 0.2%
 Alcatel S.A ............................       500    28,440
 Antec Corp.* ...........................       400     3,163
 Lucent Technologies, Inc. ..............     2,000    27,000
 Scientific-Atlanta, Inc. ...............       400    13,025
                                                   ----------
                                                       71,628
                                                   ----------
 Manufacturing 3.9%
 Chemicals 0.6%
 Akzo Nobel N.V .........................     1,000    53,777
 BASF AG ................................     1,300    59,216
 BOC Group plc ..........................     2,600    39,510
 Praxair, Inc. ..........................     1,300    57,688
                                                   ----------
                                                      210,191
                                                   ----------
 Containers & Paper 0.4%
 FPB Holding AG* ........................       595    87,824
 UPM-Kymmene Oyj ........................     1,000    34,362
                                                   ----------
                                                      122,186
                                                   ----------
 Diversified Manufacturing 1.9%
 Briggs & Stratton Corp. ................       700    31,062
 Cooper Industries, Inc. ................       800    36,750
 General Electric Co. ...................     5,700   273,244
 Hillenbrand Industries, Inc. ...........     1,200    61,800
 Honeywell International, Inc. ..........     1,500    70,969
 Hutchison Whampoa ......................     5,200    64,836
 Man AG .................................       400    10,154
 Siemens AG .............................       250    32,729
 Sulzer Brothers, Ltd. (Registered) .....       100    72,308
                                                   ----------
                                                      653,852
                                                   ----------
 Electrical Products 0.0%
 Anadigics, Inc.* .......................       300     4,912
                                                    ---------
 Industrial Specialty 0.4%
 Carlisle Companies, Inc. ...............       500    21,469
 Corning, Inc. ..........................       600    31,688
 Kulicke & Soffa Industries, Inc.* ......       600     6,750
 QUALCOMM, Inc.* ........................       500    41,094
 Sherwin-Williams Co. ...................     1,200    31,575
                                                   ----------
                                                      132,576
                                                   ----------
 Machinery/Components/Controls 0.5%
 Asyst Technologies, Inc.* ..............       200     2,688
 Illinois Tool Works, Inc. ..............     1,035    61,647
 Ingersoll-Rand Co. .....................     1,200    50,250
 Okuma Corp. ............................     6,000    18,917
 Reliance Steel & Aluminum Co. ..........     2,050    50,738
                                                   ----------
                                                      184,240
                                                   ----------
 Office Equipment/Supplies 0.1%
 Olivetti SpA ...........................     3,800     9,092



    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 77
              Kemper Horizon 5 Portfolio |

                                       Shares   Value ($)
--------------------------------------------------------

 United Stationers, Inc.* ..........       500    12,000
                                              ----------
                                                  21,092
                                              ----------
 Wholesale Distributors 0.0%
 Insight Enterprises, Inc.* ........       450     8,072
                                               ---------
 Miscellaneous 0.0%
 Cementir SpA Cementerie del
    Tirreno ........................     2,600     3,703
                                               ---------
 Technology 5.7%
 Computer Software 1.6%
 Actuate Corp.* ....................       600    11,475
 Advanced Digital Information Corp.*     1,000    23,000
 Advent Software, Inc.* ............       500    20,031
 America Online, Inc.* .............     1,200    41,760
 Avant! Corp.* .....................     1,500    27,469
 Brocade Communications Systems,
    Inc.* ..........................       200    18,363
 Clarent Corp.* ....................       700     7,918
 Computer Associates International,
    Inc ............................       500     9,750
 Digital Island, Inc.* .............       700     2,844
 Documentum, Inc.* .................       400    19,875
 Hyperion Solutions Corp.* .........       200     3,087
 i2 Technologies, Inc.* ............       130     7,069
 Informatica Corp.* ................       400    15,825
 Micrel, Inc.* .....................       300    10,106
 Microsoft Corp.* ..................     1,900    82,650
 NetIQ Corp.* ......................       400    34,950
 Netegrity, Inc.* ..................       450    24,469
 Oracle Corp.* .....................     2,600    75,563
 Remedy Corp.* .....................       300     4,969
 Retek, Inc.* ......................       248     6,045
 Reynolds and Reynolds Co. .........       500    10,125
 SAP AG-- Vorzug ...................       200    28,355
 Synopsys, Ltd.* ...................       500    23,719
 THQ, Inc.* ........................       350     8,531
 Verity, Inc.* .....................       300     7,219
 WatchGuard Technologies, Inc.* ....       800    25,300
                                              ----------
                                                 550,467
                                              ----------
 Diverse Electronic Products 0.2%
 Applied Materials, Inc.* ..........       600    22,913
 DSP Group, Inc.* ..................       300     6,314
 Dell Computer Corp.* ..............     1,300    22,668
 Motorola, Inc. ....................       600    12,150
                                              ----------
                                                  64,045
                                              ----------
 EDP Peripherals 0.4%
 Ariba, Inc.* ......................       200    10,750
 EMC Corp./MASS* ...................     1,200    79,800
 Iomega Corp.* .....................     1,800     6,066
 Network Appliance, Inc.* ..........       200    12,847
 SCM Microsystems, Inc.* ...........       100     3,300
 SONICblue Inc.* ...................     2,400     9,900
 VERITAS Software Corp.* ...........       250    21,875
                                              ----------
                                                 144,538
                                              ----------


                                            Shares   Value ($)
------------------------------------------------------------

 Electronic Components/Distributors 0.9%
 Altera Corp.* .........................       400    10,525
 Analog Devices, Inc.* .................       200    10,237
 Anaren Microwave Inc.* ................       400    26,875
 Broadcom Corp. "A"* ...................       100     8,450
 Cisco Systems, Inc.* ..................     4,200   160,650
 Juniper Networks, Inc.* ...............       200    25,212
 Kyocera Corp. .........................       100    10,891
 PMC-Sierra, Inc.* .....................       200    15,725
 Pioneer-Standard Electronics, Inc. ....       300     3,300
 SCI Systems, Inc.* ....................       400    10,550
 Sawtek, Inc.* .........................       300    13,856
 Technitrol, Inc. ......................       400    16,450
                                                  ----------
                                                     312,721
                                                  ----------
 Electronic Data Processing 0.8%
 Apple Computer, Inc.* .................       400     5,950
 Compaq Computer Corp. .................     1,600    24,080
 Fujitsu, Ltd. .........................     1,000    14,707
 Hewlett-Packard Co. ...................     1,000    31,562
 International Business Machines
    Corp ...............................     1,300   110,500
 MIPS Technologies, Inc. "A"* ..........       600    16,013
 Sun Microsystems, Inc.* ...............     2,000    55,750
 Webtrends Corp.* ......................       600    17,363
                                                  ----------
                                                     275,925
                                                  ----------
 Military Electronics 0.5%
 Computer Sciences Corp.* ..............       500    30,062
 General Dynamics Corp. ................     1,500   117,000
 Titan Corp.* ..........................       500     8,125
                                                  ----------
                                                     155,187
                                                  ----------
 Office/Plant Automation 0.0%
 3Com Corp. ............................       300     2,550
 Cognex Corp.* .........................       200     4,425
 Palm, Inc.* ...........................       444    12,571
                                                  ----------
                                                      19,546
                                                  ----------
 Precision Instruments 0.0%
 ADTRAN, Inc.* .........................       300     6,375
 Coherent, Inc.* .......................       300     9,750
                                                  ----------
                                                      16,125
                                                  ----------
 Semiconductors 1.2%
 Alpha Industries, Inc.* ...............       100     3,700
 Cymer, Inc.* ..........................       300     7,720
 Cypress Semiconductor Corp.* ..........       800    15,750
 Emcore Corp.* .........................       400    18,800
 Integrated Silicon Solution* ..........     1,400    20,125
 Intel Corp. ...........................     4,400   133,100
 International Rectifier Corp.* ........       200     6,000
 KEMET Corp.* ..........................       600     9,075
 Kopin Corp.* ..........................       400     4,425
 Lattice Semiconductor Corp.* ..........       600    11,025
 Linear Technology Corp. ...............       600    27,750
 Micron Technology, Inc.* ..............       300    10,650
 Rohm Company Ltd. .....................       100    18,952
 STMicroelectronics N.V ................     1,200    52,460
 Texas Instruments, Inc. ...............     1,000    47,375



    The accompanying notes are an integral part of the financial statements.



                Kemper Variable Series - | 78
              Kemper Horizon 5 Portfolio |

                                       Shares  Value ($)
-------------------------------------------------------

 Triquint Semiconductor, Inc.* ....       200     8,738
 Xilinx, Inc.* ....................       300    13,838
                                             ----------
                                                409,483
                                             ----------
 Miscellaneous 0.1%
 Agilent Technologies, Inc.* ......       190    10,402
 Entrada Networks, Inc.* ..........        25        44
 Osicom Technologies, Inc. ........       100     1,606
 Puma Technology, Inc.* ...........       500     2,078
 Wabtec ...........................     1,782    20,939
 XO Communications, Inc.* .........       257     4,578
                                             ----------
                                                 39,647
                                             ----------
 Energy 1.9%
 Oil & Gas Production 0.7%
 Cabot Oil & Gas Corp. "A" ........     1,700    53,019
 Exxon Mobil Corp. ................       600    52,162
 Marine Drilling Companies, Inc.* .     1,000    26,750
 Repsol S.A .......................     2,470    39,523
 Swift Energy Co.* ................       800    30,100
 Tosco Corp. ......................     1,600    54,300
                                             ----------
                                                255,854
                                             ----------
 Oil Companies 0.4%
 ENI SpA ..........................    10,100    64,570
 Total Fina ELF S.A. "B" ..........       500    74,460
                                             ----------
                                                139,030
                                             ----------
 Oil/Gas Transmission 0.3%
 Enron Corp. ......................       400    33,250
 Questar Corp. ....................     1,900    57,119
                                             ----------
                                                 90,369
                                             ----------
 Oilfield Services/Equipment 0.5%
 BP Amoco plc .....................    16,100   129,906
 Key Energy Group, Inc.* ..........     2,400    25,050
 Patterson Energy, Inc.* ..........       700    26,075
                                             ----------
                                                181,031
                                             ----------
 Metals & Minerals 0.2%
 Precious Metals 0.1%
 Stillwater Mining Co.* ...........       400    15,740
 Sumitomo Metal Mining Co., Ltd. ..     4,000    20,891
                                             ----------
                                                 36,631
                                             ----------
 Steel & Metals 0.1%
 Nucor Corp. ......................     1,000    39,688
                                              ---------
 Construction 0.8%
 Building Materials 0.5%
 Centex Construction Products, Inc.     1,100    30,043
 Elcor Corp. ......................       500     8,437


                                             Shares     Value ($)
----------------------------------------------------------------

 Fletcher Challenge Building Corp. ...       19,800       17,196
 Florida Rock Industries, Inc. .......          600       23,475
 LaFarge Corp. .......................        1,800       42,525
 Nippon Sheet Glass Co., Ltd. ........        1,000       12,175
 Sumitomo Osaka Cement Co., Ltd. .....        3,000       10,009
 Taiheiyo Cement Corp. ...............       20,000       34,236
                                                      ----------
                                                         178,096
                                                      ----------
 Building Products 0.1%
 Genlyte Group, Inc.* ................          700       16,625
 Nortek, Inc.* .......................          900       21,319
                                                      ----------
                                                          37,944
                                                      ----------
 Homebuilding 0.1%
 Standard Pacific Corp. ..............        1,100       25,713
                                                       ---------
 Miscellaneous 0.1%
 Quanta Services, Inc.* ..............          200        6,438
 TODA Corp. ..........................        6,000       27,406
                                                      ----------
                                                          33,844
                                                      ----------
 Transportation 0.3%
 Marine Transportation 0.1%
 Newport News Shipbuilding, Inc. .....          400       20,800
                                                       ---------
 Railroads 0.1%
 Trinity Industries, Inc. ............        1,990       49,750
                                                       ---------
 Trucking 0.1%
 Roadway Express, Inc. ...............        1,300       27,544
                                                       ---------
 Utilities 1.5%
 Electric Utilities
 AES Corp.* ..........................          600       33,225
 Avista Corp. ........................        1,000       20,500
 Black Hills Corp. ...................          700       31,325
 Calpine Corp.* ......................          600       27,037
 Chugoku Electric Power Co., Inc. ....       11,100      155,594
 Electrabel NPV ......................          200       45,278
 Endesa S.A ..........................          900       15,357
 Kyushu Electric Power Co. ...........        6,400       89,544
 OGE Energy Corp. ....................          700       17,106
 Scottish Power plc ..................        3,500       27,665
 Tokyo Electric Power Co. ............        1,700       42,092
                                                       ---------
                                                         504,723
                                                       ---------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $14,816,587)                13,522,332
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0%
   (Cost $35,969,886) (a)                             34,702,395
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Horizon 5 Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $35,987,498. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $1,285,103. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,049,378 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,334,481.

         The investments in mortgage-backed securities of the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.



    The accompanying notes are an integral part of the financial statements.

                Kemper Variable Series - | 79
              Kemper Horizon 5 Portfolio |

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $35,969,886) .......................   $ 34,702,395
Cash .........................................................................            999
Foreign currency, at value (cost $31) ........................................             32
Dividends receivable .........................................................         11,208
Interest receivable ..........................................................        403,583
Receivable for Portfolio shares sold .........................................          8,659
Foreign taxes recoverable ....................................................          4,451
                                                                             ----------------
Total assets .................................................................     35,131,327

Liabilities
---------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................         14,240
Accrued management fee .......................................................         18,830
Accrued Trustees' fees and expenses ..........................................          1,972
Other accrued expenses and payables ..........................................         13,763
                                                                             ----------------
Total liabilities ............................................................         48,805
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 35,082,522
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................      1,358,904
Net unrealized appreciation (depreciation) on:
Investments ..................................................................     (1,267,491)
Foreign currency related transactions ........................................            114
Accumulated net realized gain (loss) .........................................          8,099
Paid-in capital ..............................................................     34,982,896
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 35,082,522
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($35,082,522 / 28,749,630
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      1.220
                                                                                 ------------



    The accompanying notes are an integral part of the financial statements.

                Kemper Variable Series - | 80
              Kemper Horizon 5 Portfolio |

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $14,137) ...........   $   230,221
Interest .......................................................     1,552,829
                                                              ----------------
Total Income ...................................................     1,783,050
                                                              ----------------
Expenses:
Management fee .................................................       232,138
Custodian fees .................................................        24,874
Auditing .......................................................         8,433
Legal ..........................................................         2,252
Trustees' fees and expenses ....................................         1,935
Reports to shareholders ........................................         8,162
Registration fees ..............................................         1,404
Other ..........................................................         4,006
                                                              ----------------
Total expenses, before expense reductions ......................       283,204
Expense reductions .............................................          (316)
                                                              ----------------
Total expenses, after expense reductions .......................       282,888
------------------------------------------------------------------------------
Net investment income (loss)                                         1,500,162
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................       318,881
Foreign currency related transactions ..........................        (3,346)
                                                              ----------------
                                                                       315,535
                                                              ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (1,966,491)
Foreign currency related transactions ..........................           180
                                                              ----------------
                                                                    (1,966,311)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           1,650,776
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  (150,614)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 81
              Kemper Horizon 5 Portfolio |

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            Years Ended December 31,
Increase (Decrease) in Net Assets                                                             2000            1999
-----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $  1,500,162    $  1,487,057
Net realized gain (loss) on investment transactions ....................................        315,535       1,507,499
Net unrealized appreciation (depreciation) on investment transactions during the period      (1,966,311)     (1,020,199)
                                                                                        --------------- ---------------
Net increase (decrease) in net assets resulting from operations ........................       (150,614)      1,974,357
                                                                                        --------------- ---------------
Distributions to shareholders from:
Net investment income ..................................................................     (1,519,440)       (861,073)
                                                                                        --------------- ---------------
Net realized gains .....................................................................     (1,823,283)             --
                                                                                        --------------- ---------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      2,772,274      13,924,699
Reinvestment of distributions ..........................................................      3,342,723         861,073
Cost of shares redeemed ................................................................    (10,169,289)     (6,010,248)
                                                                                        --------------- ---------------
Net increase (decrease) in net assets from Portfolio share transactions ................     (4,054,292)      8,775,524
                                                                                        --------------- ---------------
Increase (decrease) in net assets ......................................................     (7,547,629)      9,888,808
Net assets at beginning of period ......................................................     42,630,151      32,741,343
Net assets at end of period (including undistributed net investment income of           --------------- ---------------
   $1,358,904 and $1,382,000, respectively) ............................................   $ 35,082,522    $ 42,630,151
                                                                                        --------------- ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................     31,962,639      25,088,000
                                                                                        --------------- ---------------
Shares sold ............................................................................      2,215,247      10,839,923
Shares issued to shareholders in reinvestment of distributions .........................      2,735,915         669,101
Shares redeemed ........................................................................     (8,164,171)     (4,634,385)
                                                                                        --------------- ---------------
Net increase (decrease) in Portfolio shares ............................................     (3,213,009)      6,874,639
                                                                                        --------------- ---------------
Shares outstanding at end of period ....................................................     28,749,630      31,962,639
                                                                                        --------------- ---------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2000      1999      1998      1997    1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 1.334     1.305     1.224     1.096     1.000
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               .048(b)   .050(b)      .028      .043      .023
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          (.052)      .009      .093      .095      .073
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            (.004)      .059      .121      .138      .096
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       (.050)    (.030)    (.010)    (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                               (.060)        --    (.030)        --        --
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.110)    (.030)    (.040)    (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 1.220     1.334     1.305     1.224     1.096
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (.28)      4.86     10.00     12.70    9.59**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          35        43        33        14         3
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                .73       .76       .66       .97     1.01*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                 .73       .76       .66       .97      .83*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     3.88      3.81      3.85      3.63     3.60*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                     60        33        42        89       13*
-----------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 82
              Kemper Horizon 5 Portfolio |

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000
Kemper Small Cap Growth Portfolio

After a spectacular 1999, fiscal 2000 was a letdown for small-cap growth investors. Beginning in mid-March, many small-cap technology stocks, particularly those tied to the Internet, began to struggle. As perceptions about U.S. interest rates and inflation shifted, unprofitable technology firms with lofty ideas but weak business plans lost support among investors. For many consumer-oriented dot-coms, their hour upon the market stage was over.

More damage occurred in the autumn, when high-profile technology firms reported earnings shortfalls, the U.S. economy's growth rate weakened and a credit crunch deepened in the telecom sector. The unmanaged Russell 2000 Growth Index fell 22.43% for the year while the unmanaged, large-cap dominated Nasdaq Composite Index plummeted 39.29%.

During fiscal year 2000, we tightened our focus on well-run companies with well-defined business plans, organizations that we believe can generate significant earnings. To meet the Kemper Small Cap Growth Portfolio's investment criteria, we insist that a company have sustainable and consistent earnings-growth potential for a two- to three-year horizon. We favor firms with dominant or increasing market positions, niche players and those with innovative products, services or distribution strategies.

Fortunately, the cycle of Federal Reserve short-term interest-rate increases ended in May, and we believe a substantial cut in rates is likely in 2001. That may create a positive framework for small-company growth stocks even as the U.S. economy's expansion rate slows.

In the midst of an exceptionally weak market for small growth stocks, we preserved capital to a greater extent than similarly managed, growth-oriented portfolios. We achieved this by focusing on firms with proven business models, strong product profile and a visionary management team.

J.C. Cabrera
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Small Cap Growth Portfolio from 5/2/1994 to 12/31/2000
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                Kemper Small
                Cap Growth            Russell 2000         Russell 2000
                Portfolio             Index                Growth Index

       1994.25     10000                  10000                 10000
       1994.5       9790                   9552                  9358
       1994.75     10433                  10216                 10231
       1995        10395                  10027                 10155
       1995.25     11108                  10490                 10712
       1995.5      11995                  11473                 11775
       1995.75     13529                  12606                 13114
       1996        13521                  12879                 13307
       1996.25     14555                  13537                 14072
       1996.5      15660                  14214                 14894
       1996.75     17028                  14262                 14767
       1997        17313                  15004                 14806
       1997.25     16795                  14228                 13253
       1997.5      19881                  16535                 15580
       1997.75     23346                  18995                 18216
       1998        23234                  18359                 16723
       1998.25     26075                  20206                 18710
       1998.5      26301                  19264                 17635
       1998.75     21903                  15383                 13692
       1999        27502                  17892                 16929
       1999.25     26195                  16921                 16644
       1999.5      28642                  19553                 19098
       1999.75     28259                  18316                 18159
       2000        37007                  21695                 24223
       2000.25     45064                  23231                 26472
       2000.5      40304                  22353                 24520
       2000.75     43107                  22600                 23546
       2001        33044                  21039                 18790

The Russell 2000 Index is a capitalization weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market capitalization of $591 million. The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends and is compiled by the Frank Russell Company.

--------------------------------------------------------------------------------
Average Annual Total Returns^1
--------------------------------------------------------------------------------

                                                                Life of
For the periods ended December 31, 2000    1-year    5-year    portfolio
---------------------------------------------------------------------------------------------
Kemper Small Cap Growth Portfolio         -10.71%     19.57%     19.65%      (Since 5/2/1994)
---------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Investments by the portfolio in small-cap companies present greater risk of loss than investments in larger, more established companies.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.



                Kemper Variable Series - | 83
       Kemper Small Cap Growth Portfolio |

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------


Kemper Small Cap Growth Portfolio

                                              Principal
                                              Amount ($)   Value ($)
---------------------------------------------------------------------

---------------------------------------------------------------------
Repurchase Agreements 1.3%
---------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $3,824,527 on 1/2/2001**                                ---------
    (Cost $3,822,000) .....................    3,822,000    3,822,000
                                                            ---------

---------------------------------------------------------------------
Commercial Paper 6.5%
---------------------------------------------------------------------

 Countrywide Home Loans, 6.7%***,
    1/2/2001 ..............................   13,000,000   12,997,617
 Goldman Sachs & Co., 6.55%***,
    1/9/2001 ..............................    7,000,000    6,989,811

---------------------------------------------------------------------
Total Commercial Paper (Cost $19,987,428)                  19,987,428
---------------------------------------------------------------------

---------------------------------------------------------------------
Corporate Bonds 0.2%
---------------------------------------------------------------------

 Cyras Systems, Inc., 4.5%,                                 ---------
    8/15/2005 (Cost $523,400) .............      500,000      585,000
                                                            ---------



                                                 Shares
---------------------------------------------------------------------

---------------------------------------------------------------------
Preferred Stocks 2.4%
---------------------------------------------------------------------

 Health 0.9%
 Pharmaceuticals
 Biovail Corp. ............................       40,000    2,860,000
                                                          -----------
Communications 0.6%
 Miscellaneous
 Convergent Networks, Inc. ................      113,149    1,849,986
                                                          -----------
Technology 0.7%
 Computer Software
 fusionOne ................................      230,203    1,250,002
 Planetweb ................................      137,868      750,002
                                                          -----------
                                                            2,000,004
                                                          -----------
 Miscellaneous 0.2%
 Miscellaneous
 Applianceware L.P. .......................      218,659      750,000
                                                          -----------

---------------------------------------------------------------------
Total Preferred Stocks (Cost $6,599,990)                    7,459,990
---------------------------------------------------------------------


---------------------------------------------------------------------
Common Stocks 89.6%
---------------------------------------------------------------------

 Consumer Discretionary 1.2%
 Apparel & Shoes 0.7%
 Jones Apparel Group, Inc.* ...............       31,700    1,020,344
 Tommy Hilfiger Corp.* ....................      107,400    1,053,863
                                                          -----------
                                                            2,074,207
                                                          -----------


                                        Shares     Value ($)
------------------------------------------------------------

 Recreational Products 0.1%
 The 3DO Co.* ....................      143,700      377,213
                                                   ---------
 Specialty Retail 0.4%
 Cost Plus, Inc.* ................       43,750    1,285,156
                                                 -----------
Consumer Staples 0.2%
 Consumer Specialties
 Valence Technology, Inc.* .......       62,000      577,375
                                                   ---------
 Health 16.0%
 Biotechnology 4.7%
 BioChem Pharma, Inc.* ...........       93,800    3,001,600
 Enzon, Inc.* ....................       22,300    1,383,994
 IDEC Pharmaceuticals Corp.* .....        6,600    1,251,112
 Invitrogen Corp.* ...............       99,500    8,594,312
                                                  ----------
                                                  14,231,018
                                                  ----------
 Medical Supply & Specialty 0.5%
 Novoste Corp.* ..................       54,700    1,504,250
                                                   ---------
 Pharmaceuticals 10.3%
 Biovail Corp.* ..................      261,400   10,152,776
 COR Therapeutics, Inc.* .........       67,500    2,375,156
 CV Therapeutics, Inc.* ..........       70,900    5,016,175
 Cubist Pharmaceuticals, Inc.* ...       66,200    1,919,800
 Intermune Pharmaceuticals Inc.* .       57,100    2,548,087
 Medicines Co.* ..................       76,500    1,568,250
 NPS Pharmaceuticals, Inc.* ......      123,374    5,921,952
 Praecis Pharmaceutical Inc.* ....       65,700    1,921,725
                                                  ----------
                                                  31,423,921
                                                  ----------
 Miscellaneous 0.5%
 Genecor International, Inc.* ....       92,700    1,668,600
                                                   ---------
 Communications 1.5%
 Cellular Telephone 0.7%
 Research in Motion Ltd.* ........       25,500    2,047,135
                                                   ---------
 Telephone/Communications 0.8%
 Time Warner Telecom, Inc. "A"* ..       39,900    2,531,156
                                                   ---------
 Financial 2.0%
 Banks 1.2%
 Bank United Corp. ...............       31,200    2,127,450
 Texas Regional Bancshares, Inc. .       43,120    1,401,400
                                                  ----------
                                                   3,528,850
                                                  ----------
 Business Finance 0.8%
 Heller Financial, Inc. ..........       84,900    2,605,369
                                                   ---------
 Media 1.2%
 Broadcasting & Entertainment 0.5%
 Regent Communications, Inc.* ....      268,400    1,593,625
                                                 -----------



    The accompanying notes are an integral part of the financial statements.



                Kemper Variable Series - | 84
       Kemper Small Cap Growth Portfolio |

                                     Shares     Value ($)
-----------------------------------------------------------------

 Miscellaneous 0.7%
 Entravision Communications
    Corp. "A"* ........................      116,700    2,144,362
                                                        ---------
 Service Industries 3.8%
 EDP Services 2.4%
 ChoicePoint, Inc.* ...................       40,100    2,629,056
 Micromuse, Inc.* .....................       79,800    4,816,678
                                                      -----------
                                                        7,445,734
                                                      -----------
 Miscellaneous Commercial Services 0.1%
 AnswerThink, Inc.* ...................       61,400      222,575
                                                        ---------
 Miscellaneous Consumer Services 0.6%
 Exult, Inc.* .........................      135,700    1,798,025
                                                        ---------
 Miscellaneous 0.7%
 Ogden Corp.* .........................      139,600    2,146,350
                                                        ---------
 Manufacturing 1.3%
 Electrical Products 0.2%
 Nanometrics, Inc.* ...................       49,600      685,100
                                                        ---------
 Industrial Specialty 0.5%
 Electro Scientific Industries, Inc.* .       51,800    1,450,400
                                                        ---------
 Machinery/Components/Controls 0.6%
 Brooks Automation, Inc.* .............       66,300    1,860,544
                                                        ---------
 Technology 45.0%
 Computer Software 27.3%
 BEA Systems, Inc.* ...................      169,200   11,389,275
 Blue Martini Software, Inc.* .........       81,900    1,085,175
 Business Objects, S.A. (ADR)* ........       51,400    2,910,525
 Centillium Communications, Inc.* .....       75,700    1,684,325
 Comverse Technology, Inc.* ...........       29,400    3,193,575
 Corillian Corp.* .....................      117,700    1,412,400
 Descartes Systems Group, Inc.* .......      136,100    3,266,400
 Entrust Technologies, Inc.* ..........       89,600    1,164,800
 Extreme Networks, Inc.* ..............       74,700    2,922,637
 Globix Corp.* ........................      157,900      434,225
 Hyperion Solutions Corp.* ............       99,900    1,542,206
 IONA Technologies plc (ADR)* .........       57,500    3,852,500
 IntraNet Solutions, Inc.* ............      118,200    6,028,200
 MatrixOne, Inc.* .....................      159,100    2,893,631
 McData Corp.* ........................       76,500    4,188,375
 NetIQ Corp.* .........................       54,900    4,796,888
 Netegrity, Inc.* .....................      109,450    5,951,344
 Openwave Systems Inc.* ...............       21,097    1,011,337
 Packeteer, Inc.* .....................      185,271    2,292,729
 Parametric Technology Corp.* .........      269,700    3,624,094
 Precise Software Solutions Ltd.* .....       60,600    1,499,850
 Preview Systems, Inc.* ...............      162,100      506,563
 Resonate, Inc.* ......................       49,800      473,100
 Sanchez Computer Associates, Inc.* ...       51,000      420,750


                                              Shares     Value ($)
------------------------------------------------------------------

 SynQuest, Inc.* .......................      130,200      960,225
 Tumbleweed Communications* ............      143,600    2,456,906
 Verity, Inc.* .........................      163,800    3,941,438
 Vignette Corp.* .......................      116,800    2,102,400
 WatchGuard Technologies, Inc.* ........      175,600    5,553,350
                                                        ----------
                                                        83,559,223
                                                        ----------
 Diverse Electronic Products 0.4%
 Foundry Networks, Inc.* ...............       74,400    1,116,000
                                                         ---------
 EDP Peripherals 2.4%
 Mercury Interactive Corp.* ............       61,400    5,541,350
 Symbol Technologies, Inc. .............       49,900    1,796,400
                                                       -----------
                                                         7,337,750
                                                       -----------
 Electronic Components/Distributors 3.2%
 Applied Micro Circuits Corp.* .........      104,100    7,812,380
 Bookham Technology plc (ADR)* .........       50,100      657,562
 Jabil Circuit, Inc.* ..................       14,600      370,475
 Luminent, Inc.* .......................      137,200      825,344
                                                        ----------
                                                         9,665,761
                                                        ----------
 Electronic Data Processing 0.9%
 Webtrends Corp.* ......................       98,400    2,847,450
                                                         ---------
 Office/Plant Automation 0.3%
 3Com Corp. ............................       95,200      809,200
                                                         ---------
 Precision Instruments 4.0%
 Coherent, Inc.* .......................       89,400    2,905,500
 Finisar Corp.* ........................      212,400    6,159,600
 Molecular Devices Corp.* ..............       45,400    3,107,062
                                                        ----------
                                                        12,172,162
                                                        ----------
 Semiconductors 6.1%
 Conexant Systems, Inc.* ...............       45,000      691,875
 DuPont Photomasks, Inc.* ..............       38,600    2,039,769
 Emcore Corp.* .........................       66,800    3,139,600
 Emulex Corp.* .........................       44,900    3,589,194
 Fairchild Semiconductor Corp.* ........       74,100    1,069,819
 Mattson Technology, Inc.* .............      108,700    1,120,969
 QLogic Corp.* .........................       72,700    5,597,900
 Transwitch Corp.* .....................       36,400    1,424,150
                                                        ----------
                                                        18,673,276
                                                        ----------
 Miscellaneous 0.4%
 DMC Stratex Networks, Inc.* ...........       82,265    1,233,975
                                                         ---------
 Energy 15.2%
 Oil & Gas Production 8.1%
 3TEC Energy Corp.* ....................      120,300    2,135,325
 Cabot Oil & Gas Corp. "A" .............      101,800    3,174,887
 Chieftain International, Inc.* ........       46,600    1,287,325
 Cross Timbers Oil Co. .................      166,650    4,624,537
 Devon Energy Corp. ....................       29,400    1,792,518
 Ocean Energy, Inc. ....................      163,500    2,840,813
 Patina Oil & Gas Corp. ................      134,800    3,235,200
 Plains Resources, Inc.* ...............      139,300    2,942,713
 Talisman Energy, Inc.* ................       68,500    2,539,657
                                                       -----------
                                                        24,572,975
                                                       -----------


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 85
       Kemper Small Cap Growth Portfolio |

                                       Shares     Value ($)
-----------------------------------------------------------

 Oil Companies 1.2%
 Louis Dreyfus Natural Gas Corp.*       77,100    3,532,144
                                                  ---------
 Oil/Gas Transmission 1.6%
 Western Gas Resources, Inc. ....      147,500    4,968,906
                                                  ---------
 Oilfield Services/Equipment 4.3%
 BJ Services Co.* ...............       19,500    1,343,062
 Cal Dive International, Inc.* ..       98,800    2,630,550
 ENSCO International, Inc. ......       64,100    2,183,406
 National-Oilwell, Inc.* ........       48,900    1,891,819
 Newpark Resources, Inc.* .......      305,300    2,919,431
 Precision Drilling Corp. "A"* ..       60,500    2,272,531
                                                -----------
                                                 13,240,799
                                                -----------
 Metals & Minerals 0.9%
 Steel & Metals
 Precision Castparts Corp. ......       63,400    2,666,763
                                                -----------



                                               Shares     Value ($)
-------------------------------------------------------------------

 Utilities 0.5%
 Electric Utilities
 Orion Power Holdings, Inc.* ..........        58,100     1,430,713
                                                        -----------
Miscellaneous 0.8%
 Miscellaneous
 RenaissanceRe Holdings Ltd. ..........        31,200     2,443,350
                                                        -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $257,414,542)                 273,471,412
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0%
   (Cost $288,347,360) (a)                              305,325,830
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Small Cap Growth Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $289,841,411. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $15,484,419. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $76,480,198 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $60,995,779.

    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 86
       Kemper Small Cap Growth Portfolio |

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $288,347,360) ......................   $305,325,830
Receivable for investments sold ..............................................         20,453
Dividends receivable .........................................................         16,823
Interest receivable ..........................................................         10,208
Receivable for Portfolio shares sold .........................................        117,780
Other assets .................................................................          1,000
                                                                             ----------------
Total assets .................................................................    305,492,094

Liabilities
---------------------------------------------------------------------------------------------
Due to custodian bank ........................................................          2,337
Payable for Portfolio shares redeemed ........................................      4,171,890
Accrued management fee .......................................................        174,747
Accrued Trustees' fees and expenses ..........................................         30,333
Other accrued expenses and payables ..........................................         86,548
                                                                             ----------------
Total liabilities ............................................................      4,465,855
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $301,026,239
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................     16,978,470
Accumulated net realized gain (loss) .........................................     15,863,272
Paid-in capital ..............................................................    268,184,497
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $301,026,239
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($301,026,239 / 139,081,779
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      2.164
                                                                                 ------------


--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $5,063) .......................   $    359,569
Interest ..................................................................        882,344
                                                                          ----------------
Total Income ..............................................................      1,241,913
                                                                          ----------------
Expenses:
Management fee ............................................................      2,124,015
Custodian fees ............................................................         15,510
Auditing ..................................................................         72,815
Legal .....................................................................         18,184
Trustees' fees and expenses ...............................................         44,765
Reports to shareholders ...................................................         49,242
Registration fees .........................................................         16,010
Other .....................................................................         18,199
                                                                          ----------------
Total expenses, before expense reductions .................................      2,358,740
Expense reductions ........................................................        (14,360)
                                                                          ----------------
Total expenses, after expense reductions ..................................      2,344,380
------------------------------------------------------------------------------------------
Net investment income (loss)                                                    (1,102,467)
------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------
Net realized gain (loss) from
Investments ...............................................................     17,861,810
Foreign currency related transactions .....................................        (76,396)
                                                                          ----------------
                                                                                17,785,414
                                                                          ----------------
Net unrealized appreciation (depreciation) during the period on investments    (61,612,670)
------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                     (43,827,256)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $(44,929,723)
------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 87
       Kemper Small Cap Growth Portfolio |

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 Years Ended December 31,
Increase (Decrease) in Net Assets                                                                  2000            1999
------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $  (1,102,467)   $    (602,400)
Net realized gain (loss) on investment transactions ...................................      17,785,414       31,366,734
Net unrealized appreciation (depreciation) on investment transactions during the period     (61,612,670)      36,188,607
                                                                                        ---------------  ---------------
Net increase (decrease) in net assets resulting from operations .......................     (44,929,723)      66,952,941
                                                                                        ---------------  ---------------
Distributions to shareholders from:
Net realized gains ....................................................................     (30,002,611)              --
                                                                                        ---------------  ---------------
Portfolio share transactions:
Proceeds from shares sold .............................................................     245,915,262       38,056,731
Reinvestment of distributions .........................................................      30,002,611               --
Cost of shares redeemed ...............................................................    (164,561,314)     (48,742,329)
                                                                                        ---------------  ---------------
Net increase (decrease) in net assets from Portfolio share transactions ...............     111,356,559      (10,685,598)
                                                                                        ---------------  ---------------
Increase (decrease) in net assets .....................................................      36,424,225       56,267,343
Net assets at beginning of period .....................................................     264,602,014      208,334,671
                                                                                        ---------------  ---------------
Net assets at end of period ...........................................................   $ 301,026,239    $ 264,602,014
                                                                                        ---------------  ---------------
Other Information
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................      99,700,599      105,692,352
                                                                                        ---------------  ---------------
Shares sold ...........................................................................      93,861,324       18,715,517
Shares issued to shareholders in reinvestment of distributions ........................      10,164,156               --
Shares redeemed .......................................................................     (64,644,300)     (24,707,270)
                                                                                        ---------------  ---------------
Net increase (decrease) in Portfolio shares ...........................................      39,381,180       (5,991,753)
                                                                                        ---------------  ---------------
Shares outstanding at end of period ...................................................     139,081,779       99,700,599
                                                                                        ---------------  ---------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2000      1999       1998      1997      1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 2.654     1.971      1.969     1.677     1.346
                                                                          ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              (.009)(a) (.006)(a)       --      .004      .002
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions         (.201)      .689       .342      .488      .369
                                                                          ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (.210)      .683       .342      .492      .371
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          --        --         --    (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                              (.280)        --     (.340)    (.190)    (.040)
                                                                          ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (.280)        --     (.340)    (.200)    (.040)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 2.164     2.654      1.971     1.969     1.677
                                                                          ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (10.71)     34.56      18.37     34.20     28.04
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        301       264        208       137        69
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .72       .71        .70       .71       .75
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .72       .71        .70       .71       .75
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.34)     (.30)      (.01)       .20       .15
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   124       208        276       330       156
-----------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 88
       Kemper Small Cap Growth Portfolio |

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Technology Growth Portfolio

Beginning in March, the Kemper Technology Growth Portfolio faced a period of exceptional volatility as the technology stock-heavy Nasdaq Composite Index finished its worst calendar year ever, dropping 39.29%. Weak earnings reports from many large-cap companies and a realization that the U.S. was slowing down at a faster pace than expected generated a selling frenzy that sharply reduced projected growth rates and price/earnings ratios.

The fourth quarter was especially nasty. Most computer networking, software and semiconductor stocks were down more than 30% in November, leaving little room for technology sector investors to hide. December was only marginally better, with computer hardware and peripherals taking the heaviest negative hits.

One measure of how far technology fell during the past year is that between June 30 and December 31, technology stocks as a proportion of all stocks in the unmanaged S&P 500 Index fell from 34% to 22%. Still, technology represents the largest sector within the index and an area where many companies still offer exciting long-term domestic and global growth prospects.

We intend to focus on large market cap companies and businesses exhibiting consistent earnings growth until we see a clear change in the earnings environment. Longer term, we remain positive on selected technology stocks with good business models and an ability to execute their growth plans.

Robert L. Horton
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Technology Growth Portfolio from 5/3/1999 to 12/31/2000
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              Kemper Technology      Russell 1000         Hambrecht & Quist
              Growth Portfolio       Growth Index         Technology Index

     1999.25     10000                  10000                 10000
     1999.5      11014                  10372                 11963
     1999.75     11623                   9992                 12656
     2000        17770                  12504                 20714
     2000.25     21356                  13395                 23367
     2000.5      20302                  13033                 20988
     2000.75     20324                  12332                 20606
     2001        13937                   9700                 13391

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Hambrecht & Quist Technology Index is a market-capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------
                                                      Life of
For the periods ended December 31, 2000    1-year    portfolio
--------------------------------------------------------------------------------
Kemper Technology Growth Portfolio         -21.57%     22.15%   (Since 5/3/1999)
--------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified fund. Investments by the portfolio in emerging technology companies presents greater risk than investments in more established companies.

   Investments by the portfolio in small companies present greater risk of loss than investments in larger, more established companies.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                Kemper Variable Series - | 89
      Kemper Technology Growth Portfolio |

Investment Portfolio                                    as of December 31, 2000
--------------------------------------------------------------------------------


Kemper Technology Growth Portfolio

                                                   Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreements 0.5%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $1,220,807 on 1/2/2001**
                                                              -----------
    (Cost $1,220,000) .........................    1,220,000    1,220,000
                                                              -----------


--------------------------------------------------------------------------------
Short-Term Obligations 17.4%
--------------------------------------------------------------------------------

 Federal Home Loan Bank:
    6.21%***, 1/2/2001 ........................    1,500,000    1,499,741
    6.28%***, 1/3/2001 ........................    6,000,000    5,997,907
    6.16%***, 1/8/2001 ........................   13,000,000   12,984,429
    6.21%***, 1/22/2001 .......................   15,000,000   14,945,663
 Federal Home Loan Mortgage Corp.,
    5.75% with various maturities to
    1/5/2001 ..................................    7,000,000    6,995,528
 Federal National Mortgage Association,
    6.41% with various maturities to
    1/12/2001 .................................    4,000,000    3,992,398

--------------------------------------------------------------------------------
Total Short-Term Obligations (Cost $46,415,666)                46,415,666
--------------------------------------------------------------------------------


                                                      Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 82.1%
--------------------------------------------------------------------------------

 Health 0.1%
 Biotechnology
 Diversa Corp.* ...............................        7,600      136,325
                                                                ---------
 Communications 3.3%
 Cellular Telephone 2.5%
 Nokia Oyj (ADR) ..............................      153,600    6,681,600
                                                                ---------
 Telephone/Communications 0.8%
 JDS Uniphase Corp.* ..........................       42,000    1,750,875
 Nortel Networks Corp. ........................       10,000      320,625
                                                               ----------
                                                                2,071,500
                                                               ----------
 Service Industries 6.1%
 EDP Services 2.7%
 Automatic Data Processing, Inc. ..............       58,900    3,729,106
 Electronic Data Systems Corp. ................       15,100      872,025
 First Data Corp. .............................       49,400    2,602,762
                                                              -----------
                                                                7,203,893
                                                              -----------
 Miscellaneous Commercial Services 2.5%
 Internap Network Services Corp.* .............        8,200       59,450
 Paychex, Inc. ................................       33,600    1,633,800
 Redback Networks, Inc.* ......................       22,300      914,300
 Siebel Systems, Inc.* ........................       62,000    4,192,750
                                                              -----------
                                                                6,800,300
                                                              -----------

                                                Shares    Value ($)
-------------------------------------------------------------------

 Miscellaneous Consumer Services 0.9%
 eBay, Inc.* ............................       55,200    1,821,600
 Yahoo!, Inc.* ..........................       18,000      543,094
                                                         ----------
                                                          2,364,694
                                                         ----------
 Durables 5.1%
 Telecommunications Equipment
 Ciena Corp.* ...........................       38,800    3,150,075
 Lucent Technologies, Inc. ..............      244,900    3,306,150
 Tellabs, Inc.* .........................      124,800    7,051,200
                                                         ----------
                                                         13,507,425
                                                         ----------
 Manufacturing 2.7%
 Electrical Products 0.3%
 Amphenol Corp. "A"* ....................       20,900      819,019
                                                          ---------
 Industrial Specialty 2.4%
 Corning, Inc. ..........................       60,600    3,200,437
 QUALCOMM Inc.* .........................       40,000    3,287,500
                                                         ----------
                                                          6,487,937
                                                         ----------
 Technology 64.8%
 Computer Software 19.4%
 Adobe Systems, Inc. ....................       30,500    1,774,719
 America Online, Inc.* ..................      150,200    5,226,960
 BEA Systems, Inc.* .....................       73,300    4,934,006
 Brocade Communications
    Systems, Inc.* ......................       59,800    5,490,387
 Check Point Software
    Technologies, Ltd.* .................       30,000    4,006,875
 Computer Associates
    International, Inc. .................       82,000    1,599,000
 Comverse Technology, Inc.* .............       38,300    4,160,337
 Electronic Arts, Inc.* .................       45,500    1,939,437
 i2 Technologies, Inc.* .................       44,000    2,392,500
 Intuit, Inc.* ..........................       92,025    3,629,236
 Microsoft Corp.* .......................      172,660    7,489,127
 Oracle Corp.* ..........................      123,000    3,574,688
 PeopleSoft, Inc.* ......................       50,000    1,859,375
 Rational Software Corp.* ...............       64,100    2,495,894
 Sycamore Networks, Inc.* ...............       30,100    1,121,225
                                                         ----------
                                                         51,693,766
                                                         ----------
 Diverse Electronic Products 5.1%
 Applied Materials, Inc.* ...............       10,178    3,886,647
 Dell Computer Corp.* ...................      212,675    3,708,520
 Motorola, Inc. .........................      177,420    3,592,755
 Teradyne, Inc.* ........................       62,000    2,309,500
                                                         ----------
                                                         13,497,422
                                                         ----------
 EDP Peripherals 5.1%
 EMC Corp.* .............................       99,600    6,623,400
 Mercury Interactive Corp.* .............       34,400    3,104,600
 VERITAS Software Corp.* ................       42,915    3,755,063
                                                        -----------
                                                         13,483,063
                                                        -----------
 Electronic Components/Distributors 10.0%
 Analog Devices, Inc.* ..................       65,000    3,327,188
 Applied Micro Circuits Corp.* ..........       26,700    2,003,752


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 90
      Kemper Technology Growth Portfolio |

                                                  Shares     Value ($)
-----------------------------------------------------------------------

 Cisco Systems, Inc.* .....................       229,000     8,759,250
 Gateway, Inc.* ...........................       136,900     2,462,831
 Juniper Networks, Inc.* ..................        54,000     6,807,375
 Molex Inc. "A" ...........................        68,237     1,735,779
 PMC-Sierra, Inc.* ........................        19,000     1,493,875
                                                             ----------
                                                             26,590,050
                                                             ----------
 Electronic Data Processing 8.4%
 Compaq Computer Corp. ....................       236,700     3,562,335
 Hewlett-Packard Co. ......................       147,600     4,658,625
 International Business Machines Corp. ....        99,400     8,449,000
 Sun Microsystems, Inc.* ..................       205,048     5,715,713
                                                             ----------
                                                             22,385,673
                                                             ----------
 Military Electronics 0.5%
 Computer Sciences Corp.* .................        23,400     1,406,925
                                                             ----------

                                                             ----------
 Office/Plant Automation 0.5%
 Palm, Inc.* ..............................        51,700     1,463,756
                                                            -----------


                                                  Shares       Value ($)
-----------------------------------------------------------------------

 Semiconductors 14.9%
 Intel Corp. ..............................       269,200     8,092,825
 KLA Tencor Corp.* ........................       131,700     4,436,644
 Linear Technology Corp. ..................        68,300     3,158,875
 Maxim Integrated Products Inc.* ..........        49,700     2,376,281
 Micron Technology, Inc.* .................        18,000       639,000
 SDL, Inc.* ...............................        10,000     1,481,875
 STMicroelectronics N.V ...................       186,800     7,997,375
 Sanmina Corp.* ...........................        22,700     1,739,388
 Texas Instruments, Inc. ..................       106,744     5,056,997
 Vitesse Semiconductor Corp.* .............        33,300     1,841,906
 Xilinx, Inc.* ............................        62,000     2,859,750
                                                             ----------
                                                             39,680,916
                                                             ----------
 Miscellaneous 0.9%
 Quantum Corp. -- DLT & Storage
    Systems* ..............................       173,300     2,307,056
                                                            -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $255,001,928)                     218,581,320
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $302,637,594) (a)                                  266,216,986
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Technology Growth Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by the U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $303,679,495. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $37,462,509. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,081,510 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $52,544,019.

         The investments in mortgage-backed securities of the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.


    The accompanying notes are an integral part of the financial statements.



                Kemper Variable Series - | 91
      Kemper Technology Growth Portfolio |

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $302,637,594) ......................   $ 266,216,986
Cash .........................................................................             774
Receivable for investments sold ..............................................       6,778,936
Dividends receivable .........................................................          29,458
Interest receivable ..........................................................             605
Receivable for Portfolio shares sold .........................................         401,286
                                                                              ----------------
Total assets .................................................................     273,428,045

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       3,501,619
Payable for Portfolio shares redeemed ........................................              76
Accrued management fee .......................................................         168,855
Accrued Trustees' fees and expenses ..........................................          12,970
Other accrued expenses and payables ..........................................          69,283
                                                                              ----------------
Total liabilities ............................................................       3,752,803
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 269,675,242
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................         382,103
Net unrealized appreciation (depreciation) on investments ....................     (36,420,608)
Accumulated net realized gain (loss) .........................................     (42,846,863)
Paid-in capital ..............................................................     348,560,610
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 269,675,242
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($269,675,242 / 194,420,698
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       1.387
                                                                                 -------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,158) .......................   $    124,964
Interest ..................................................................      2,230,483
                                                                          ----------------
Total Income ..............................................................      2,355,447
                                                                          ----------------
Expenses:
Management fee ............................................................      1,713,634
Custodian and accounting fees .............................................         60,977
Auditing ..................................................................         27,990
Legal .....................................................................         10,126
Trustees' fees and expenses ...............................................         33,005
Reports to shareholders ...................................................         30,889
Other .....................................................................         11,375
                                                                          ----------------
Total expenses, before expense reductions .................................      1,887,996
Expense reductions ........................................................        (10,715)
                                                                          ----------------
Total expenses, after expense reductions ..................................      1,877,281
------------------------------------------------------------------------------------------
Net investment income (loss)                                                       478,166
------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................    (42,846,863)
Net unrealized appreciation (depreciation) during the period on investments    (56,318,845)
------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                     (99,165,708)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $(98,687,542)
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 92
      Kemper Technology Growth Portfolio |

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                          For the Period
                                                                                                            May 1, 1999
                                                                                           Year Ended    (commencement of
                                                                                          December 31,    operations) to
Increase (Decrease) in Net Assets                                                             2000       December 31, 1999
------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $     478,166    $      83,898
Net realized gain (loss) on investment transactions ...................................     (42,846,863)         693,828
Net unrealized appreciation (depreciation) on investment transactions during the period     (56,318,845)      19,898,237
                                                                                        ----------------   --------------
Net increase (decrease) in net assets resulting from operations .......................     (98,687,542)      20,675,963
                                                                                        ----------------   --------------
Distributions to shareholders from net realized gains .................................        (873,790)              --
                                                                                        ----------------   --------------
Portfolio share transactions:
Proceeds from shares sold .............................................................     296,670,353       63,796,809
Reinvestment of distributions .........................................................         873,790               --
Cost of shares redeemed ...............................................................     (12,516,859)      (1,763,482)
                                                                                        ----------------   --------------
Net increase (decrease) in net assets from Portfolio share transactions ...............     285,027,284       62,033,327
                                                                                        ----------------   --------------
Increase (decrease) in net assets .....................................................     185,465,952       82,709,290
Net assets at beginning of period .....................................................      84,209,290        1,500,000
Net assets at end of period (including undistributed net investment income of $382,103  ----------------   --------------
   and $82,898, respectively) .........................................................   $ 269,675,242    $  84,209,290
                                                                                        ----------------   --------------

Other Information
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................      47,388,450        1,500,000
                                                                                        ----------------   --------------
Shares sold ...........................................................................     153,972,681       47,160,499
Shares issued to shareholders in reinvestment of distributions ........................         411,089               --
Shares redeemed .......................................................................      (7,351,522)      (1,272,049)
                                                                                        ----------------   --------------
Net increase (decrease) in Portfolio shares ...........................................     147,032,248       45,888,450
                                                                                        ----------------   --------------
Shares outstanding at end of period ...................................................     194,420,698       47,388,450
                                                                                        ----------------   --------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                                                  2000    1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                     $ 1.777     1.000
                                                                                                         --------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (b)                                                                            .004      .005
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                        (.384)      .772
                                                                                                         --------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                          (.380)      .777
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                             (.010)        --
                                                                                                         --------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                       (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                           $ 1.387     1.777
                                                                                                         --------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                         (21.57)   77.70**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                       270        84
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                              .82     1.19*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                               .82      .94*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                    .21      .60*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                  107       34*
-----------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.



    The accompanying notes are an integral part of the financial statements.

                Kemper Variable Series - | 93
      Kemper Technology Growth Portfolio |

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Value+Growth Portfolio

Although the Kemper Value+Growth Portfolio lost some ground, it weathered the volatile market much better than its benchmark, the Standard & Poor's 500 Stock Index. Growth stocks (specifically technology stocks) posted phenomenal returns in late 1999 and early 2000. The tide shifted in mid-2000 and growth took a backseat to value stocks. When growth outperformed we emphasized those stocks a bit more, but didn't dramatically reduce our value holdings. As value came back into favor, the portfolio was poised to benefit and we gradually shifted our emphasis to value, while still maintaining a meaningful commitment to growth stocks. This balance helped us manage risk and kept the portfolio from falling behind when one style gripped the market.

Despite their recent pullbacks, many of the biggest contributors were technology stocks. Leading the way were a group of data storage and software stocks including EMC, Oracle, Seagate and Network Appliance. Other non-technology contributors included Boeing, Peco Energy (now Exelon) and Cigna.

Technology names were also some of the biggest disappointments. Every technology stock was hurt when the sector stumbled last spring. However, several holdings -- Microsoft, Computer Associates and Dell Computer -- declined further due to more specific issues. Select stocks in the portfolio's telecommunications and financial sectors also hindered performance.

We expect that market volatility will continue. Although growth stocks have come down in price, there is still a great discrepancy in their valuations versus growth stocks. We will maintain the portfolio's value emphasis until we see more appreciation in the lower P/E stocks.

Donald E. Hall
Lead Portfolio Manager


THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

            Kemper Value+Growth   Russell 1000       Standard & Poor's
            Portfolio             Index              500 Index

  1996.25     10000                 10000                 10000
  1996.5      10145                 10252                 10297
  1996.75     10706                 10586                 10615
  1997        11460                 11431                 11499
  1997.25     11325                 11608                 11808
  1997.5      13010                 13559                 13867
  1997.75     14673                 14743                 14906
  1998        14379                 15186                 15334
  1998.25     16288                 17216                 17471
  1998.5      16337                 17647                 18051
  1998.75     13991                 15827                 16260
  1999        17280                 19290                 19719
  1999.25     16930                 20085                 20701
  1999.5      18474                 21516                 22158
  1999.75     17520                 20095                 20778
  2000        20134                 23323                 23867
  2000.25     20992                 24341                 24414
  2000.5      19818                 23506                 23765
  2000.75     20373                 23674                 23535
  2001        19348                 21507                 21695

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the U.S. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Stock Index. The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.


--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------
                                                    Life of
For the periods ended December 31, 2000   1-year   portfolio
--------------------------------------------------------------------------------
Kemper Value+Growth Portfolio              -3.90%    15.21%     (Since 5/1/1996)
--------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                Kemper Variable Series - | 94
           Kemper Value+Growth Portfolio |

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

KVS Value+Growth Portfolio

                                               Principal
                                               Amount ($)   Value ($)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreements 0.1%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $218,144 on 1/2/2001**
                                                          -----------
    (Cost $218,000) .......................      218,000      218,000
                                                          -----------


--------------------------------------------------------------------------------
Commercial Paper 9.8%
--------------------------------------------------------------------------------

 Countrywide Home Loans, 6.7%***,
    1/2/2001 ..............................    1,700,000    1,699,684
 FCAR Owner Trust:
    6.52%***, 1/3/2001 ....................    1,400,000    1,399,493
    6.52%***, 1/9/2001 ....................    2,000,000    1,997,102
 Ford Motor Credit Corp., 6.5%***,
    1/4/2001 ..............................    2,500,000    2,498,646
 General Electric Capital Corp., 6.54%***,
    1/10/2001 .............................    2,000,000    1,996,730
 General Motors Corp., 6.5%***,
    1/5/2001 ..............................    2,500,000    2,498,194
 Salomon Smith Barney Holdings,
    6.54%***, 1/8/2001 ....................    1,500,000    1,498,093
 UBS Finance, Inc., 6%***, 1/2/2001 .......    1,500,000    1,499,750

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $15,087,692)                  15,087,692
--------------------------------------------------------------------------------


                                                 Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 90.1%
--------------------------------------------------------------------------------

 Consumer Discretionary 2.2%
 Department & Chain Stores
 Home Depot, Inc. .........................       24,950    1,139,903
 Lowe's Companies, Inc. ...................        7,500      333,750
 Wal-Mart Stores, Inc. ....................       35,400    1,880,625
                                                           ----------
                                                            3,354,278
                                                           ----------
 Consumer Staples 2.9%
 Alcohol & Tobacco 0.6%
 Anheuser-Busch Companies, Inc. ...........       11,800      536,900
 UST, Inc. ................................       15,400      432,163
                                                           ----------
                                                              969,063
                                                           ----------
 Food & Beverage 1.2%
 Coca-Cola Co. ............................        8,900      542,344
 Kroger Co.* ..............................       20,700      560,194
 PepsiCo, Inc. ............................       15,000      743,438
                                                           ----------
                                                            1,845,976
                                                           ----------
 Package Goods/Cosmetics 1.1%
 Kimberly-Clark Corp. .....................       15,000    1,060,350
 Procter & Gamble Co. .....................        8,100      635,344
                                                           ----------
                                                            1,695,694
                                                           ----------
 Health 9.4%
 Biotechnology 0.6%
 Amgen Inc.* ..............................       14,400      920,700
                                                          -----------


                                              Shares    Value ($)
-----------------------------------------------------------------

 Hospital Management 2.1%
 HCA-The Heathcare Corporation .........      18,100     796,581
 Tenet Healthcare Corp. ................      29,300   1,302,019
 UnitedHealth Group Inc. ...............      17,600   1,080,200
                                                     -----------
                                                       3,178,800
                                                     -----------
 Medical Supply & Specialty 0.7%
 Applera Corp. -- Applied Biosystems
    Group ..............................       4,100     385,656
 Baxter International, Inc. ............       8,200     724,163
                                                      ----------
                                                       1,109,819
                                                      ----------
 Pharmaceuticals 6.0%
 Abbott Laboratories ...................      23,300   1,128,594
 American Home Products Corp. ..........      13,800     876,990
 Bristol-Myers Squibb Co. ..............      28,100   2,077,644
 Johnson & Johnson .....................       9,200     966,575
 Merck & Co., Inc. .....................      17,300   1,619,713
 Pfizer, Inc. ..........................      45,750   2,104,500
 Schering-Plough Corp. .................       8,200     465,350
                                                      ----------
                                                       9,239,366
                                                      ----------
 Communications 6.7%
 Cellular Telephone 1.0%
 Nokia Oyj (ADR) .......................      27,200   1,183,200
 Vodafone Group plc ....................       9,250     331,266
                                                      ----------
                                                       1,514,466
                                                      ----------
 Telephone/Communications 5.7%
 AT&T Corp. ............................      39,400     682,113
 BellSouth Corp. .......................      24,300     994,781
 Efficient Networks, Inc.* .............      10,300     137,763
 Nortel Networks Corp. .................      29,800     955,463
 SBC Communications, Inc. ..............      28,200   1,346,550
 Verizon Communications ................      71,586   3,588,248
 WorldCom, Inc.* .......................      68,200     959,063
                                                      ----------
                                                       8,663,981
                                                      ----------
 Financial 21.9%
 Banks 4.8%
 Bank of America Corp. .................      26,600   1,220,275
 Chase Manhattan Corp. .................      44,250   2,010,609
 FleetBoston Financial Corp. ...........      41,500   1,558,844
 J.P. Morgan & Co., Inc. ...............       4,300     711,650
 Washington Mutual, Inc. ...............      33,600   1,782,900
                                                      ----------
                                                       7,284,278
                                                      ----------
 Insurance 7.7%
 AFLAC, Inc. ...........................       3,700     267,094
 AMBAC Financial Group, Inc. ...........      22,950   1,338,272
 American General Corp. ................      13,500   1,100,250
 American International Group, Inc. ....      15,525   1,530,183
 Cigna Corp. ...........................       6,500     859,950
 Hartford Financial Services Group, Inc.       9,600     678,000
 Lincoln National Corp. ................       5,700     269,681
 MBIA, Inc. ............................       8,400     622,650
 MGIC Investment Corp. .................      14,100     950,869
 MetLife, Inc. .........................      29,000   1,015,000


    The accompanying notes are an integral part of the financial statements.

                Kemper Variable Series - | 95
           Kemper Value+Growth Portfolio |

                                              Shares     Value ($)
------------------------------------------------------------------

 Nationwide Financial Services,
    Inc. "A" ..........................       22,000    1,045,000
 PMI Group, Inc. ......................        4,700      318,131
 Providian Financial Corp. ............       19,800    1,138,500
 XL Capital Ltd. "A" ..................        7,889      689,301
                                                       ----------
                                                       11,822,881
                                                       ----------
 Consumer Finance 4.3%
 Citigroup, Inc. ......................      105,262    5,374,924
 Household International, Inc. ........       20,900    1,149,500
                                                       ----------
                                                        6,524,424
                                                       ----------
 Other Financial Companies 5.1%
 CIT Group, Inc. ......................       18,200      366,275
 Federal Home Loan Mortgage Corp. .....       13,700      943,588
 Federal National Mortgage
    Association .......................       14,100    1,223,175
 Lehman Brothers Holdings, Inc. .......       20,600    1,393,075
 Marsh & McLennan Companies, Inc. .....        8,500      994,500
 Morgan Stanley Dean Witter & Co. .....       29,800    2,361,650
 USA Education Inc. ...................        8,600      584,800
                                                       ----------
                                                        7,867,063
                                                       ----------
 Media 3.2%
 Advertising 2.5%
 Interpublic Group of Companies, Inc. .       37,500    1,596,094
 Omnicom Group, Inc. ..................       13,800    1,143,675
 True North Communications, Inc. ......       24,600    1,045,500
                                                       ----------
                                                        3,785,269
                                                       ----------
 Broadcasting & Entertainment 0.1%
 Time Warner, Inc. ....................        2,700      141,048
                                                        ---------
 Print Media 0.2%
 Gannett Co., Inc. ....................        5,200      327,925
                                                        ---------
 Miscellaneous 0.4%
 Gemstar-TV Guide International Inc.* .       14,756      680,621
                                                        ---------
 Service Industries 4.0%
 EDP Services 1.8%
 Automatic Data Processing, Inc. ......        7,800      493,838
 Electronic Data Systems Corp. ........       22,200    1,282,050
 First Data Corp. .....................       19,100    1,006,331
                                                       ----------
                                                        2,782,219
                                                       ----------
 Investment 1.5%
 Bear Stearns Companies, Inc. .........        8,900      451,119
 Charles Schwab Corp. .................        8,700      246,863
 Goldman Sachs Group, Inc. ............        4,500      481,219
 Merrill Lynch & Co., Inc. ............       16,000    1,091,000
                                                       ----------
                                                        2,270,201
                                                       ----------
 Miscellaneous Commercial Services 0.7%
 Sysco Corp. ..........................       33,400    1,002,000
                                                       ----------
 Durables 4.8%
 Aerospace 2.9%
 Boeing Co. ...........................       24,700    1,630,200
 Northrop Grumman Corp. ...............       11,200      929,600


                                               Shares     Value ($)
--------------------------------------------------------------------------------

 Rockwell International Corp. ...........      16,700     795,338
 United Technologies Corp. ..............      13,542   1,064,740
                                                       ----------
                                                        4,419,878
                                                       ----------
 Automobiles 0.7%
 Eaton Corp. ............................       5,600     421,050
 Ford Motor Co. .........................      24,800     581,250
                                                      -----------
                                                        1,002,300
                                                      -----------
 Construction/Agricultural Equipment 0.6%
 PACCAR, Inc. ...........................      18,400     906,200
                                                        ---------
 Telecommunications Equipment 0.6%
 Lucent Technologies, Inc. ..............      23,365     315,428
 Tellabs, Inc.* .........................      11,800     666,700
                                                       ----------
                                                          982,128
                                                       ----------
 Manufacturing 5.8%
 Diversified Manufacturing 3.8%
 Canadian Pacific Ltd. (Ord.) ...........      56,500   1,609,177
 Cooper Industries, Inc. ................      21,600     992,250
 General Electric Co. ...................      42,700   2,046,931
 Tyco International Ltd. ................      20,560   1,141,080
                                                       ----------
                                                        5,789,438
                                                       ----------
 Electrical Products 0.2%
 Emerson Electric Co. ...................       4,700     370,419
                                                        ---------
 Industrial Specialty 1.1%
 Corning, Inc. ..........................      12,900     681,281
 QUALCOMM Inc.* .........................       8,000     657,500
 Teleflex, Inc. .........................       8,500     375,594
                                                       ----------
                                                        1,714,375
                                                       ----------
 Machinery/Components/Controls 0.5%
 Parker-Hannifin Corp. ..................      17,000     750,125
 Visteon Corp. ..........................       6,441      74,072
                                                       ----------
                                                          824,197
                                                       ----------
 Miscellaneous 0.2%
 Koninklijke (Royal) Philips
    Electronics N.V .....................       8,245     298,881
                                                        ---------
 Technology 15.6%
 Computer Software 5.2%
 America Online, Inc.* ..................      12,700     441,960
 Computer Associates
    International, Inc. .................      16,600     323,700
 Jack Henry & Associates, Inc. ..........      14,600     907,025
 Microsoft Corp.* .......................      82,300   3,569,763
 Oracle Corp.* ..........................      75,200   2,185,500
 Rational Software Corp.* ...............      13,400     521,763
                                                       ----------
                                                        7,949,711
                                                       ----------
 Diverse Electronic Products 1.3%
 Applied Materials, Inc.* ...............      14,700     561,356
 Dell Computer Corp.* ...................      32,700     570,206
 General Motors Corp. "H" (New)* ........       6,966     160,218
 Motorola Inc. ..........................      31,100     629,775
                                                      -----------
                                                        1,921,555
                                                      -----------

    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 96
           Kemper Value+Growth Portfolio |

                                              Shares     Value ($)
------------------------------------------------------------------

 EDP Peripherals 1.1%
 EMC Corp.* ............................      25,200   1,675,800
                                                     -----------
Electronic Components/Distributors 2.5%
 Cisco Systems, Inc.* ..................      97,500   3,729,375
 Vishay Intertechnology, Inc.* .........       8,500     128,563
                                                      ----------
                                                       3,857,938
                                                      ----------
 Electronic Data Processing 2.0%
 Apple Computer, Inc.* .................      12,700     188,913
 Compaq Computer Corp. .................      42,900     645,645
 Hewlett-Packard Co. ...................      14,600     460,813
 International Business Machines Corp. .       5,600     476,000
 Sun Microsystems, Inc.* ...............      45,600   1,271,100
                                                      ----------
                                                       3,042,471
                                                      ----------
 Semiconductors 3.4%
 Intel Corp. ...........................      76,600   2,302,788
 Maxim Integrated Products Inc.* .......       7,500     358,590
 Micron Technology, Inc.* ..............      15,400     546,700
 QLogic Corp.* .........................       7,600     585,200
 Texas Instruments, Inc. ...............      13,800     653,770
 Vitesse Semiconductor Corp.* ..........      14,800     818,620
                                                      ----------
                                                       5,265,668
                                                      ----------
 Miscellaneous 0.1%
 Agilent Technologies, Inc.* ...........       2,784     152,424
                                                       ---------
 Energy 10.2%
 Oil & Gas Production 6.0%
 Anadarko Petroleum Corp. ..............      13,000     924,040
 Exxon Mobil Corp. .....................      33,453   2,908,320
 Imperial Oil Ltd. .....................      33,300     875,207
 Royal Dutch Petroleum Co. .............      56,700   3,433,894


                                               Shares     Value ($)
-------------------------------------------------------------------

 Texaco, Inc. .........................        12,500       776,563
 The Montana Power Co. ................        10,300       213,725
                                                         ----------
                                                          9,131,749
                                                         ----------
 Oil Companies 3.2%
 Chevron Corp. ........................        21,500     1,815,406
 Phillips Petroleum Co. ...............        36,600     2,081,625
 Repsol S.A. (ADR) ....................        61,800       996,525
                                                                 --
                                                          4,893,556
                                                                 --
 Miscellaneous 1.0%
 Exelon Corp. .........................        22,075     1,549,886
                                                        -----------
Metals & Minerals 0.2%
 Steel & Metals
 Alcoa, Inc. ..........................         9,600       321,600
                                                          ---------
 Transportation 2.4%
 Airlines 1.8%
 Delta Air Lines, Inc. ................        56,200     2,820,538
                                                          ---------
 Railroads 0.6%
 Canadian National Railway Co. ........        28,100       830,270
                                                        -----------
Utilities 0.8%
 Electric Utilities
 DPL Inc. .............................        13,400       444,713
 Southern Co. .........................        23,900       794,675
                                                        -----------
                                                          1,239,388
                                                        -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $126,220,590)                 137,940,442
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0%
   (Cost $141,526,282) (a)                              153,246,134
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Value+Growth Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $141,649,459. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $11,596,675. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,766,324 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,169,649.


    The accompanying notes are an integral part of the financial statements.



                Kemper Variable Series - | 97
           Kemper Value+Growth Portfolio |

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $141,526,282) ......................   $153,246,134
Cash .........................................................................          2,017
Foreign currency, at value (cost $2,785) .....................................          2,785
Dividends receivable .........................................................         93,515
Interest receivable ..........................................................            108
Receivable for Portfolio shares sold .........................................          7,937
                                                                             ----------------
Total assets .................................................................    153,352,496

Liabilities
---------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................         11,531
Accrued management fee .......................................................        102,115
Accrued Trustees' fees and expenses ..........................................         14,143
Other accrued expenses and payables ..........................................         45,730
                                                                             ----------------
Total liabilities ............................................................        173,519
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $153,178,977
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 745,856 Net unrealized appreciation
(depreciation) on:
  Investments ................................................................     11,719,852
  Foreign currency related transactions ......................................             58
Accumulated net realized gain (loss) .........................................      9,274,156
Paid-in capital ..............................................................    131,439,055
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $153,178,977
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($153,178,977 / 92,528,575
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      1.655
                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.



                Kemper Variable Series - | 98
           Kemper Value+Growth Portfolio |

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $18,749) ...........   $  1,933,728
Interest .......................................................        444,998
                                                               ----------------
Total Income ...................................................      2,378,726
                                                               ----------------
Expenses:
Management fee .................................................      1,220,918
Custodian fees .................................................          8,934
Auditing .......................................................         22,709
Legal ..........................................................          6,511
Trustees' fees and expenses ....................................         23,802
Reports to shareholders ........................................         18,555
Registration fees ..............................................          6,382
Other ..........................................................          3,738
                                                               ----------------
Total expenses, before expense reductions ......................      1,311,549
Expense reductions .............................................         (4,816)
                                                               ----------------
Total expenses, after expense reductions .......................      1,306,733
-------------------------------------------------------------------------------
Net investment income (loss)                                          1,071,993
-------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................      9,677,712
Foreign currency related transactions ..........................            (22)
                                                               ----------------
                                                                      9,677,690
                                                               ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (17,248,901)
Foreign currency related transactions ..........................             58
                                                               ----------------
                                                                    (17,248,843)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           (7,571,153)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (6,499,160)
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 99
           Kemper Value+Growth Portfolio |

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 Years Ended December 31,
Increase (Decrease) in Net Assets                                                                 2000            1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                                                 $    1,071,993   $      727,711
Net realized gain (loss) on investment transactions                                               9,677,690       14,165,134
Net unrealized appreciation (depreciation) on investment transactions during the period        (17,248,843)        9,768,753
                                                                                             ---------------  ---------------
Net increase (decrease) in net assets resulting from operations                                 (6,499,160)       24,661,598
                                                                                             ---------------  ---------------
Distributions to shareholders from:
Net investment income                                                                             (863,094)        (900,474)
                                                                                             ---------------  ---------------
Net realized gains                                                                             (14,672,601)      (3,151,621)
                                                                                             ---------------  ---------------
Portfolio share transactions:
Proceeds from shares sold                                                                        16,565,355       21,193,317
Reinvestment of distributions                                                                    15,535,695        4,052,095
Cost of shares reedemed                                                                        (28,953,182)     (26,109,692)
                                                                                             ---------------  ---------------
Net increase (decrease) in net assets from Portfolio share transactions                           3,147,868        (864,280)
                                                                                             ---------------  ---------------
Increase (decrease) in net assets                                                              (18,886,987)       19,745,223
Net assets at beginning of period                                                               172,065,964      152,320,741
Net assets at end of period (including undistributed net investment income of $745,856 and   ---------------  ---------------
   $694,153, respectively)                                                                   $  153,178,977   $  172,065,964
                                                                                             ---------------  ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                                                        90,779,505       91,158,000
                                                                                             ---------------  ---------------
Shares sold                                                                                       9,599,256       12,603,956
Shares issued to shareholders in reinvestment of distributions                                    8,648,816        2,443,385
Shares redeemed                                                                                (16,499,002)     (15,425,836)
                                                                                             ---------------  ---------------
Net increase (decrease) in Portfolio shares                                                       1,749,070        (378,495)
                                                                                             ---------------  ---------------
Shares outstanding at end of period                                                              92,528,575       90,779,505
                                                                                             ---------------  ---------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2000      1999      1998      1997    1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 1.896     1.671     1.425     1.146     1.000
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               .012(b)   .008(b)      .008      .012      .008
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          (.073)      .262      .278      .277      .138
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            (.061)      .270      .286      .289      .146
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       (.010)    (.010)        --    (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                               (.170)    (.035)    (.040)        --        --
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.180)    (.045)    (.040)    (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 1.655     1.896     1.671     1.425     1.146
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (3.90)     16.52     20.17     25.47   14.60**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         153       172       152        69        10
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                .81       .83       .78       .84     1.01*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                 .81       .82       .78       .84      .90*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                      .66       .46       .80       .95      .97*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                     39       102       102        50       25*
-----------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.

                Kemper Variable Series - | 100
           Kemper Value+Growth Portfolio |

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Contrarian Value Portfolio

The year 2000 proved to be a rewarding one for the Kemper Contrarian Value Portfolio as the market and stocks did what history has taught us so many times in the past. They reverted to the mean. While the winners of 1999 experienced a severe bear market in 2000 the losers in 1999 experienced a bull market. The so-called "old economy" stocks did quite well in 2000 following a drubbing in 1999, and the "new economy stocks" suffered an unusually severe decline in 2000 following extraordinary price gains the year before. Growth stocks as a whole suffered, while value stocks rallied.

The inflection point that began the dramatic market shift took place when the Nasdaq collapsed in March. Although the market remained quite volatile with technology, media and telecommunication stocks jockeying to retain their leadership position, the correction created greater opportunities for value investing than we have seen in two years. The portfolio regained its footing and made strides throughout the remainder of the year. The portfolio posted strong returns for the year, dramatically outperforming its benchmark, the Standard & Poor's 500 Stock Index.

Our commitment to our contrarian value investment philosophy is the reason for the portfolio's strong outperformance. We adhered to that discipline strictly, even when it didn't favor value investing. The portfolio was therefore poised and ready to benefit when the market shifted its favor back to value stocks. As the market broadened, nearly all sectors of the portfolio contributed to performance.

Thomas F. Sassi
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Contrarian Value Portfolio from 5/1/1996 to 12/31/1999
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                       Kemper Contrarian      Standard & Poor's
                       Value Portfolio        500 Stock Index

              1996.25     10000                  10000
              1996.5      10179                  10297
              1996.75     10765                  10615
              1997        11736                  11499
              1997.25     12048                  11808
              1997.5      13539                  13867
              1997.75     14739                  14906
              1998        15302                  15334
              1998.25     17199                  17471
              1998.5      17000                  18051
              1998.75     15797                  16260
              1999        18249                  19719
              1999.25     18139                  20701
              1999.5      20529                  22158
              1999.75     17708                  20778
              2000        16386                  23867
              2000.25     15580                  24414
              2000.5      15596                  23765
              2000.75     16441                  23535
              2001        19028                  21695

The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.


--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------
                                                     Life of
For the periods ended December 31, 2000   1-year    portfolio
--------------------------------------------------------------------------------
Kemper Contrarian Value Portfolio         16.13%      14.80%    (Since 5/1/1996)
--------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.



                Kemper Variable Series - | 101
       Kemper Contrarian Value Portfolio |

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------


Kemper Contrarian Value Portfolio

                                              Principal
                                              Amount ($)   Value ($)
---------------------------------------------------------------------


---------------------------------------------------------------------
Repurchase Agreements 3.2%
---------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased
    at $7,076,675 on 1/2/2001**                           -----------
    (Cost $7,072,000) .....................    7,072,000    7,072,000
                                                          -----------


---------------------------------------------------------------------
Short-Term Obligations 4.5%
---------------------------------------------------------------------

 Federal Home Loan Mortgage Corp.,                        -----------
    6.7%***, 1/2/2001 (Cost $9,998,416) ...   10,000,000    9,998,416
                                                          -----------



                                                Shares
---------------------------------------------------------------------

---------------------------------------------------------------------
Common Stocks 92.3%
---------------------------------------------------------------------

 Consumer Discretionary 8.9%
 Department & Chain Stores 4.9%
 J.C. Penney Co., Inc. ....................      157,800    1,716,075
 May Department Stores ....................      170,000    5,567,500
 Sears, Roebuck & Co. .....................      101,700    3,534,075
                                                           ----------
                                                           10,817,650
                                                           ----------
 Home Furnishings 1.4%
 Newell Rubbermaid, Inc. ..................      131,700    2,996,175
                                                            ---------
 Restaurants 2.6%
 McDonald's Corp. .........................      166,000    5,644,000
                                                            ---------
 Consumer Staples 15.7%
 Alcohol & Tobacco 3.2%
 Philip Morris Companies, Inc. ............      162,500    7,150,000
                                                            ---------
 Food & Beverage 9.5%
 Albertson's, Inc. ........................       70,000    1,855,000
 ConAgra, Inc. ............................       50,000    1,300,000
 H.J. Heinz Co. ...........................       88,200    4,183,988
 Kellogg Co. ..............................       60,000    1,575,000
 Sara Lee Corp. ...........................      251,800    6,184,838
 Unilever NV ..............................       90,714    5,709,312
                                                           ----------
                                                           20,808,138
                                                           ----------
 Textiles 3.0%
 VF Corp. .................................      185,000    6,704,400
                                                            ---------
 Health 5.1%
 Medical Supply & Specialty 3.3%
 Becton Dickinson & Co. ...................      210,000    7,271,250
                                                            ---------
 Pharmaceuticals 1.8%
 Abbott Laboratories ......................       28,100    1,361,094
 Bristol-Myers Squibb Co. .................       35,900    2,654,356
                                                          -----------
                                                            4,015,450
                                                          -----------

                                            Shares     Value ($)
----------------------------------------------------------------

 Financial 24.1%
 Banks 13.5%
 Bank of America Corp. ...............      102,906    4,720,813
 First Union Corp. ...................      170,000    4,728,125
 KeyCorp .............................      234,000    6,552,000
 National City Corp. .................      108,000    3,105,000
 SunTrust Banks, Inc. ................       38,500    2,425,500
 Wachovia Corp. ......................       53,400    3,103,875
 Washington Mutual, Inc. .............       96,704    5,131,356
                                                      ----------
                                                      29,766,669
                                                      ----------
 Insurance 2.3%
 Allstate Corp. ......................      118,100    5,144,731
                                                       ---------
 Other Financial Companies 8.3%
 Federal Home Loan Mortgage Corp. ....      139,600    9,614,950
 Federal National Mortgage Association       98,600    8,553,550
                                                       ---------
                                                      18,168,500
                                                       ---------
 Media 1.5%
 Print Media
 Gannett Co., Inc. ...................       50,700    3,197,269
                                                     -----------
Service Industries 2.1%
 Printing/Publishing
 Equifax, Inc. .......................      159,000    4,561,312
                                                       ---------
 Durables 1.6%
 Aerospace 0.8%
 United Technologies Corp. ...........       22,100    1,737,613
                                                       ---------
 Automobiles 0.8%
 Dana Corp. ..........................      120,600    1,846,687
                                                       ---------
 Manufacturing 15.4%
 Chemicals 4.9%
 Dow Chemical Co. ....................       78,000    2,856,750
 E.I. du Pont de Nemours & Co. .......       40,000    1,932,500
 Praxair, Inc. .......................       76,400    3,390,250
 Rohm & Haas Co. .....................       70,000    2,541,875
                                                      ----------
                                                      10,721,375
                                                      ----------
 Containers & Paper 3.0%
 Sonoco Products Co. .................      303,200    6,556,700
                                                       ---------
 Diversified Manufacturing 2.3%
 Cooper Industries, Inc. .............       57,500    2,641,406
 Minnesota Mining &
    Manufacturing Co. ................       20,800    2,506,400
                                                      ----------
                                                       5,147,806
                                                      ----------
 Electrical Products 0.6%
 Thomas & Betts Corp. ................       81,700    1,322,519
                                                       ---------
 Machinery/Components/Controls 2.2%
 Pitney Bowes, Inc. ..................      145,800    4,829,625
                                                     -----------



    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 102
       Kemper Contrarian Value Portfolio |

                                                  Shares     Value ($)
-----------------------------------------------------------------------

 Specialty Chemicals 2.4%
 Air Products & Chemicals, Inc. ...........       127,200     5,215,200
                                                              ---------
 Technology 3.5%
 Diverse Electronic Products 2.6%
 Diebold, Inc. ............................       171,000     5,707,125
                                                              ---------
 Military Electronics 0.9%
 Raytheon Co. "B" .........................        66,500     2,065,656
                                                              ---------
 Energy 7.9%
 Oil & Gas Production 6.5%
 BP Amoco plc .............................        51,944     2,486,819
 Exxon Mobil Corp. ........................        65,600     5,703,100
 Texaco, Inc. .............................        98,200     6,100,675
                                                             ----------
                                                             14,290,594
                                                             ----------
 Oil Companies 1.4%
 Chevron Corp. ............................        35,900     3,031,306
                                                            -----------



                                                  Shares       Value ($)
-----------------------------------------------------------------------

 Construction 3.0%
 Building Products 2.0%
 Masco Corp. ..............................       169,000     4,341,188
                                                              ---------
 Forest Products 1.0%
 Louisiana-Pacific Corp. ..................       226,000     2,288,250
                                                              ---------
 Transportation 3.5%
 Air Freight 2.1%
 FedEx Corp.* .............................       113,000     4,515,480
                                                              ---------
 Railroads 1.4%
 CSX Corp. ................................       122,800     3,185,125
                                                            -----------
-----------------------------------------------------------------------
Total Common Stocks (Cost $198,837,087)                     203,047,793
-----------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $215,907,503) (a)                                  220,118,209
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Contrarian Value Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreement is fully collateralized by the U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $216,390,888. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $3,727,321. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,095,219 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,367,898.


    The accompanying notes are an integral part of the financial statements.



                Kemper Variable Series - | 103
       Kemper Contrarian Value Portfolio |

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
    ..........................................................................
Investments in securities, at value (cost $215,907,503) ......................   $ 220,118,209
Cash .........................................................................             150
Dividends receivable .........................................................         333,765
Interest receivable ..........................................................           3,507
Receivable for Portfolio shares sold .........................................         117,415
Foreign taxes recoverable ....................................................           3,765
                                                                              ----------------
Total assets .................................................................     220,576,811

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................         910,353
Payable for Portfolio shares redeemed ........................................         114,945
Accrued management fee .......................................................         130,603
Accrued Trustees' fees and expenses ..........................................          19,662
Other accrued expenses and payables ..........................................          46,325
                                                                              ----------------
Total liabilities ............................................................       1,221,888
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 219,354,923
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................       3,523,714
Net unrealized appreciation (depreciation) on investments ....................       4,210,706
Accumulated net realized gain (loss) .........................................     (20,883,259)
Paid-in capital ..............................................................     232,503,762
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 219,354,923
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($219,354,923 / 163,654,804
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       1.340
                                                                                 -------------


--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $22,712) ......................   $  5,862,766
Interest ..................................................................        787,746
                                                                          ----------------
Total Income ..............................................................      6,650,512
                                                                          ----------------
Expenses:
Management fee ............................................................      1,487,215
Custodian fees ............................................................          8,949
Auditing ..................................................................         24,830
Legal .....................................................................         10,425
Trustees' fees and expenses ...............................................         28,401
Reports to shareholders ...................................................         14,513
Registration fees .........................................................          7,161
Other .....................................................................          7,500
                                                                          ----------------
Total expenses, before expense reductions .................................      1,588,994
Expense reductions ........................................................         (5,411)
                                                                          ----------------
Total expenses, after expense reductions ..................................      1,583,583
------------------------------------------------------------------------------------------
Net investment income (loss)                                                     5,066,929
------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................    (20,825,554)
Net unrealized appreciation (depreciation) during the period on investments     42,845,912
------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                      22,020,358
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 27,087,287
------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 104
       Kemper Contrarian Value Portfolio |

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 Years Ended December 31,
Increase (Decrease) in Net Assets                                                                  2000            1999
-------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   5,066,929    $   5,919,003
Net realized gain (loss) on investment transactions ....................................     (20,825,554)      35,340,216
Net unrealized appreciation (depreciation) on investment transactions during the period       42,845,912      (71,035,207)
                                                                                         ---------------  ---------------
Net increase (decrease) in net assets resulting from operations ........................      27,087,287      (29,775,988)
                                                                                         ---------------  ---------------
Distributions to shareholders from:
Net investment income ..................................................................      (5,694,925)      (4,476,122)
                                                                                         ---------------  ---------------
Net realized gains .....................................................................     (37,017,013)     (14,920,485)
                                                                                         ---------------  ---------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      24,484,822       50,935,192
Reinvestment of distributions ..........................................................      42,711,938       19,396,499
Cost of shares redeemed ................................................................     (69,632,226)     (47,519,228)
                                                                                         ---------------  ---------------
Net increase (decrease) in net assets from Portfolio share transactions ................      (2,435,466)      22,812,463
                                                                                         ---------------  ---------------
Increase (decrease) in net assets ......................................................     (18,060,117)     (26,360,132)
Net assets at beginning of period ......................................................     237,415,040      263,775,172
Net assets at end of period (including undistributed net investment income of $3,523,714 ---------------  ---------------
   and $5,712,164, respectively) .......................................................   $ 219,354,923    $ 237,415,040
                                                                                         ---------------  ---------------

Other Information
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................     161,528,464      150,119,000
                                                                                         ---------------  ---------------
Shares sold ............................................................................      20,110,411       29,386,999
Shares issued to shareholders in reinvestment of distributions .........................      38,917,837       10,957,526
Shares redeemed ........................................................................     (56,901,908)     (28,935,061)
                                                                                         ---------------  ---------------
Net increase (decrease) in Portfolio shares ............................................       2,126,340       11,409,464
                                                                                         ---------------  ---------------
Shares outstanding at end of period ....................................................     163,654,804      161,528,464
                                                                                         ---------------  ---------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2000      1999      1998      1997    1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 1.470     1.757     1.518     1.174     1.000
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               .030(b)   .037(b)      .026      .031      .015
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions            .140    (.194)      .263      .323      .159
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .170    (.157)      .289      .354      .174
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       (.040)    (.030)    (.010)    (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                               (.260)    (.100)    (.040)        --        --
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.300)    (.130)    (.050)    (.010)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 1.340     1.470     1.757     1.518     1.174
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             16.13   (10.21)     19.26     30.38   17.36**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         219       237       264       162        21
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                .80       .81       .78       .80      .92*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                 .80       .80       .78       .80      .90*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     2.55      2.14      2.02      2.38     2.42*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                     56        88        57        46       57*
-----------------------------------------------------------------------------------------------------------------------------

(a) For the period of May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized




    The accompanying notes are an integral part of the financial statements.


                Kemper Variable Series - | 105
       Kemper Contrarian Value Portfolio |

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000


KVS Dreman High Return Equity Portfolio

The KVS Dreman High Return Equity Portfolio experienced a triumphant comeback during 2000. The portfolio posted stellar gains against a material loss by its benchmark, the Standard & Poor's 500 Stock Index. This outstanding performance came from the portfolio's core portfolio -- tobacco, financial services, energy and health care. The portfolio's tobacco holdings, specifically Philip Morris, posted phenomenal gains late in the period as litigation concerns all but evaporated and investors were enthusiastic about the company's acquisition of Nabisco. As interest rates rose early in the year, the portfolio's financial services stocks were punished. That changed later in the year as rates reversed course and investors looked to the sector for more safety in good companies with strong long-term track records. The portfolio's oil stocks and health care stocks also appreciated dramatically during the year. We're gratified by the turnaround in performance. We believe that it proves we were indeed correct in our decision to stay true to our contrarian value investment discipline, even when technology was dominating the market. The broadening of the market has created even more investment opportunities. Our core holdings have served the portfolio well, but we've begun to look beyond these sectors. We've added small positions in some national retailers and we're keeping our eyes open for some technology stocks that may soon fit our investment criteria. We think that this is just the beginning of a longer-term period of outperformance for value stocks.

David N. Dreman
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in KVS Dreman High Return Equity Portfolio from 5/4/1998 to 12/31/2000
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

KVS Dreman High Return     Standard & Poor's 500 Index      Consumer Price Index
Equity Portfolio

1998.25     10000              1998.25     10000              1998.25     10000
1998.5       9758              1998.5      10227              1998.5      10031
1998.75      9068              1998.75      9212              1998.75     10068
1999        10286              1999        11172              1999        10086
1999.25      9987              1999.25     11729              1999.25     10154
1999.5      10852              1999.5      12554              1999.5      10228
1999.75      9518              1999.75     11772              1999.75     10332
2000         9138              2000        13522              2000        10357
2000.25      9001              2000.25     13832              2000.25     10529
2000.5       9327              2000.5      13464              2000.5      10603
2000.75     11024              2000.75     13334              2000.75     10689
2001        11927              2001        12291              2001        10708

The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation.

--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------
                                                   Life of
For the periods ended December 31, 2000    1-year  portfolio
--------------------------------------------------------------------------------
KVS Dreman High Return Equity Portfolio    30.52%    6.86%      (Since 5/4/1998)
--------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   The portfolio may concentrate investments in specific sectors, which creates special risk considerations.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio                                    as of December 31, 2000
--------------------------------------------------------------------------------


KVS Dreman High Return Equity Portfolio

                                     Principal
                                     Amount ($)    Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 10.5%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $17,602,630 on 1/2/2001**                     ----------
    (Cost $17,591,000)............. 17,591,000    17,591,000
                                                  ----------
                                       Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Convertible Preferred Stocks 0.1%
--------------------------------------------------------------------------------

 Financial
 Other Financial Companies
 Corrections Corporation                          ----------
    (Cost $197,527)................     11,471        83,165
                                                  ----------
--------------------------------------------------------------------------------
Common Stocks 89.4%
--------------------------------------------------------------------------------

 Consumer Discretionary 9.0%
 Apparel & Shoes 0.0%
 Fruit of the Loom, Inc.*..........     85,945        11,173
                                                  ----------

 Department & Chain Stores 4.8%
 Best Buy Co., Inc.*...............     47,600     1,407,175
 Federated Department Stores,
 Inc.*.............................     96,000     3,360,000
 Gap, Inc..........................     85,800     2,187,900
 Nordstrom, Inc....................     47,700       867,544
                                                  ----------
                                                   7,822,619
                                                  ----------

 Specialty Retail 4.2%
 Borders Group, Inc.*..............    252,700     2,953,431
 Staples, Inc.*....................    103,800     1,226,138
 Toys "R" Us, Inc.*................    174,190     2,906,796
                                                  ----------
                                                   7,086,365
                                                  ----------

 Consumer Staples 21.2%
 Alcohol & Tobacco
 Imperial Tobacco Group ADR........     21,600       437,400
 Philip Morris Companies, Inc......    413,110    18,176,840
 R.J. Reynolds Tobacco Holdings,
    Inc............................    126,303     6,157,271
 UST, Inc..........................    261,910     7,349,849


 Universal Corp....................     95,750     3,351,250
                                                  ----------
                                                  35,472,610
                                                  ----------

 Health 15.4%
 Health Industry Services 9.4%
 Humana Inc.*......................    549,800     8,384,450
 McKesson HBOC, Inc................    204,500     7,339,505
                                                  ----------
                                                  15,723,955
                                                  ----------

 Hospital Management 6.0%
 Tenet Healthcare Corp.*...........    225,955    10,040,875
                                                  ----------







                                     Shares     Value ($)
--------------------------------------------------------------------------------

 Communications 0.8%
 Telephone/Communications
 Nortel Networks Corp..............     39,200     1,256,850
                                                  ----------

 Financial 26.3%
 Banks 13.9%
 Bank One Corp.....................    220,605     8,079,673
 Bank of America Corp..............     54,136     2,483,489
 First Union Corp..................     82,371     2,290,943
 FleetBoston Financial Corp........     86,588     3,252,462
 KeyCorp...........................     99,455     2,784,740
 PNC Bank Corp.....................     59,239     4,328,149
                                                  ----------
                                                  23,219,456
                                                  ----------

 Insurance 1.6%
 Ohio Casualty Corp................     14,300       143,000
 Safeco Corp.......................     28,000       920,500
 St. Paul Companies, Inc...........     31,300     1,699,981
                                                  ----------
                                                   2,763,481
                                                  ----------

 Other Financial Companies 10.8%
 Correction Corporation of
 America*..........................    185,060        63,614
 Federal Home Loan Mortgage Corp...    120,941     8,329,811
 Federal National Mortgage
 Association.......................    110,473     9,583,533
                                                  ----------
                                                  17,976,958
                                                  ----------

 Service Industries 2.2%
 Environmental Services
 Transocean Sedo Forex, Inc........     24,700     1,136,200
 Waste Management, Inc.............     88,200     2,447,550
                                                  ----------
                                                   3,583,750
                                                  ----------

 Durables 0.6%
 Telecommunications Equipment
 Lucent Technologies, Inc..........     75,000     1,012,500
                                                  ----------

 Manufacturing 0.0%
 Office Equipment/Supplies
 Xerox Corp........................      9,000        41,625
                                                  ----------

 Technology 3.6%
 Electronic Data Processing 2.5%
 Apple Computer, Inc.*.............     89,600     1,332,800
 Hewlett-Packard Co................     91,800     2,897,438
                                                  ----------
                                                   4,230,238
                                                  ----------
 Semiconductors 1.1%
 Intel Corp........................     61,800     1,857,863
                                                  ----------

 Energy 10.2%
 Oil & Gas Production 9.8%
 BP Amoco plc......................     37,794     1,809,388
 Conoco, Inc.......................    109,900     3,180,231



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                        Shares       Value
--------------------------------------------------------------------------------

 Conoco, Inc. "A"..................    192,395     5,507,307
 Nabors Industries, Inc.*..........      3,500       207,025
 Texaco, Inc.......................     92,205     5,728,236
                                                 ------------
                                                  16,432,187
                                                 ------------

 Oilfield Services/Equipment 0.4%
 Diamond Offshore Drilling, Inc....        700        28,000
 Noble Drilling Corp.*.............     13,500       586,406
                                                 ------------
                                                     614,406
                                                 ------------

                                        Shares      Value ($)
--------------------------------------------------------------------------------

 Utilities 0.1%
 Natural Gas Distribution
 NiSource, Inc.*...................     43,290       119,047
                                                 ------------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $135,752,880)          149,265,958
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
(Cost $153,541,407) (a)                          166,940,123

--------------------------------------------------------------------------------
Notes to KVS Dreman High Return Equity Portfolio of Investments
--------------------------------------------------------------------------------

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)The cost for federal income tax purposes was $154,566,043. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $12,374,080. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,314,926 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,940,846.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $153,541,407)........................ $  166,940,123
Receivable for investments sold................................................      1,299,470
Dividends receivable...........................................................        454,618
Interest receivable............................................................          8,722
Receivable for Portfolio shares sold...........................................        132,830
                                                                                ----------------
Total assets                                                                       168,835,763

Liabilities
------------------------------------------------------------------------------------------------
Due to custodian bank..........................................................         65,880
Payable for investments purchased..............................................        493,201
Payable for Portfolio shares redeemed..........................................        153,653
Accrued management fee.........................................................        137,419
Accrued Trustees' fees and expenses............................................         11,782
Other accrued expenses and payables............................................         39,342
                                                                                ----------------
Total liabilities                                                                      901,277
------------------------------------------------------------------------------------------------
Net assets, at value                                                            $  167,934,486
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income............................................      2,180,389
Net unrealized appreciation (depreciation) on investments......................     13,398,716
Accumulated net realized gain (loss)...........................................     (1,795,770)
Paid-in capital................................................................    154,151,151
------------------------------------------------------------------------------------------------
Net assets, at value                                                            $  167,934,486
------------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------
NetAsset Value and redemption price per share ($167,934,486 / 155,882,183 outstanding shares of beneficial interest, $.01 par value, unlimited number  ----------------
   of shares authorized)....................................................... $        1.077
                                                                                ----------------

    The accompanying notes are an integral part of the financial statements.


                                      109

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------

Income:
Dividends (net of foreign taxes withheld of $4,519)............................ $    3,104,472
Interest.......................................................................      1,303,044
                                                                                ----------------
Total Income...................................................................      4,407,516
                                                                                ----------------
Expenses:
Management fee.................................................................        894,029
Custodian and accounting fees..................................................         53,096
Auditing.......................................................................         18,530
Legal..........................................................................          3,341
Trustees' fees and expenses....................................................         14,826
Reports to shareholders........................................................         18,240
Registration fees..............................................................          4,600
Other..........................................................................          3,134
                                                                                ----------------
Total expenses, before expense reductions......................................      1,009,796
Expense reductions.............................................................         (4,762)
                                                                                ----------------
Total expenses, after expense reductions.......................................      1,005,034
------------------------------------------------------------------------------------------------
Net investment income (loss)                                                         3,402,482
------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------

Net realized gain (loss) from:
Investments....................................................................      1,032,385
Futures........................................................................     (2,109,995)
                                                                                ----------------
                                                                                    (1,077,610)
                                                                                ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments....................................................................     32,417,716
Futures........................................................................       (502,000)
                                                                                ----------------
                                                                                    31,915,716
------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          30,838,106
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $   34,240,588
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  Years Ended December 31,
Increase (Decrease) in Net Assets                                                                  2000             1999
-----------------------------------------------------------------------------------------------------------------------------

Operations:
Net investment income (loss).............................................................   $    3,402,482   $    2,579,821
Net realized gain (loss) on investment transactions......................................       (1,077,610)       4,608,507
Net unrealized appreciation (depreciation) on investment transactions during
   the period............................................................................       31,915,716      (21,113,904)
                                                                                            ---------------- ----------------

Net increase (decrease) in net assets resulting from operations..........................       34,240,588      (13,925,576)
                                                                                            ---------------- ----------------
Distributions to shareholders from:
Net investment income....................................................................       (2,301,095)        (888,695)
                                                                                            ---------------- ----------------
Net realized gains.......................................................................       (5,752,737)        (888,734)
                                                                                            ---------------- ----------------
Fund share transactions:
Proceeds from shares sold................................................................       44,557,631       77,262,014
Reinvestment of distributions............................................................        8,053,832        1,777,429
Cost of shares redeemed..................................................................      (24,311,394)      (9,181,943)
                                                                                            ---------------- ----------------
Net increase (decrease) in net assets from Portfolio share transactions..................       28,300,069       69,857,500
                                                                                            ---------------- ----------------
Increase (decrease) in net assets........................................................       54,486,826       54,154,495
Net assets at beginning of period........................................................      113,447,660       59,293,165

Net assets at end of period (including undistributed net investment income                  --------------   --------------
   of $2,180,389 and $2,154,705, respectively)...........................................   $  167,934,486   $  113,447,660
                                                                                            --------------   --------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period................................................      126,553,336       57,649,580
                                                                                            ---------------- ----------------
Shares sold..............................................................................       47,680,929       76,917,647
Shares issued to shareholders in reinvestment of distributions...........................        9,905,702        1,719,138
Shares redeemed..........................................................................      (28,257,784)      (9,733,029)
                                                                                            ---------------- ----------------
Net increase (decrease) in Portfolio shares..............................................       29,328,847       68,903,756
                                                                                            ---------------- ----------------
Shares outstanding at end of period......................................................      155,882,183      126,553,336
                                                                                            ---------------- ----------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2000      1999    1998(a)
---------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                 $  .896     1.028     1.000
                                                                     ------------------------------
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------
Net investment income (loss)                                            .026(b)   .026(b)    .008
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions      .225     (.138)      .020
                                                                     ------------------------------
---------------------------------------------------------------------------------------------------
Total from investment operations                                        .251     (.112)      .028
---------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------
Net investment income                                                  (.020)    (.010)        --
---------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                          (.050)    (.010)        --
                                                                     ------------------------------
---------------------------------------------------------------------------------------------------
Total distributions                                                    (.070)    (.020)        --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 1.077      .896      1.028
                                                                     ------------------------------
---------------------------------------------------------------------------------------------------
Total Return (%)                                                      30.52    (11.16)      2.80**
---------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  168       113        59
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         .85       .86       1.20*
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          .84       .86        .87*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              2.85      2.57       2.77*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              37        24        5*
---------------------------------------------------------------------------------------------------

(a) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

(b) Based on monthly average shares outstanding during the period.

*   Annualized

**  Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000


KVS Focused Large Cap Growth Portfolio

Although the year 2000 was volatile, we are pleased to report that the KVS Focused Large Cap Growth Portfolio had a relatively strong year. For the year, the portfolio was down; however, the portfolio fared significantly better than our benchmark, the Russell 1000 Growth Index. We even managed to outperform the S&P 500 Index, quite a feat for a large-cap growth manager given the climate of the U.S. equity markets in 2000.

Thorough research and an emphasis on risk management caused us to make certain crucial decisions that were beneficial to the portfolio's performance. First and foremost, due to a weakening economy and our concern over exceedingly high valuations, we reduced our technology weighting throughout the second half of the year and shifted those assets into growth stocks in more defensive sectors such as consumer staples and health care. We also gradually increased our financial services exposure in anticipation of a Federal Reserve change in its tightening bias.

Like most investors, the portfolio was negatively impacted by its technology holdings, but by significantly cutting our technology weighting, we limited our exposure to the most severe part of the late-year technology downdraft. Health care was our best performing sector, as investors sought refuge in the consistent growth delivered by the leading pharmaceutical and medical device companies. Financial services and consumer staples were two other positive-performing portfolio sectors.

We expect continued volatility in the near term as the market continues to reset investor valuation expectations. We will continue to strategically position the portfolio with an overweighting in steady growth companies in traditionally defensive sectors. Once the economy shows reliable signs of a sustained recovery, we are likely to shift back toward technology and some of the other faster growing segments of the economy.

Ashi Parikh
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in KVS Focused Large Cap Growth Portfolio from 10/29/1999 to 12/31/2000
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

KVS Focused Large Cap    Russell 1000 Growth Index   Standard & Poor's 500 Index
Growth Portfolio

1999.85  10000              1999.85  10000             1999.85  10000
2000     12840              2000     11636             2000     10803
2000.25  14689              2000.25  12465             2000.25  11051
2000.5   14262              2000.5   12128             2000.5   10757
2000.75  13934              2000.75  11476             2000.75  10653
2001     11681              2001      9027             2001      9820

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.

--------------------------------------------------------------------------------
Average Annual Total Return1
--------------------------------------------------------------------------------

                                                     Life of
For the periods ended December 31, 2000    1-year   portfolio
--------------------------------------------------------------------------------
KVS Focused Large Cap Growth Portfolio      -9.02%    14.21%  (Since 10/29/1999)
--------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio                                    as of December 31, 2000
--------------------------------------------------------------------------------

KVS Focused Large Cap Growth Portfolio

                                                   Principal
                                                  Amount ($)      Value ($)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Repurchase Agreements 4.9%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $1,400,926on 1/2/2001**                                     ---------
    (Cost $1,400,000)...........................  1,400,000     1,400,000
                                                                ---------

                                                    Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Common Stocks 95.1%
--------------------------------------------------------------------------------
 Consumer Discretionary 6.4%
 Department & Chain Stores

 Home Depot, Inc................................     23,125     1,056,523
 Wal-Mart Stores, Inc...........................     14,700       780,938
                                                                ---------
                                                                1,837,461
                                                                ---------

 Consumer Staples 9.4%
 Alcohol & Tobacco 3.6%
 Anheuser-Busch Companies, Inc..................     22,550     1,026,025
                                                                ---------

 Food & Beverage 2.2%
 Kroger Co.*....................................     23,000       622,438
                                                                ---------

 Package Goods/Cosmetics 3.6%
 Procter & Gamble Co............................     13,250     1,039,297
                                                                ---------

 Health 15.0%
 Biotechnology 3.7%
 Genentech, Inc.*...............................      4,300       350,450
 Pharmacia Corp.................................     11,450       698,450
                                                                ---------

                                                                1,048,900
                                                                ---------

 Medical Supply & Specialty 3.4%
 Baxter International, Inc......................      4,800       423,900
 Medtronic, Inc.................................      9,300       561,488
                                                                ---------
                                                                  985,388
                                                                ---------

 Pharmaceuticals 7.9%
 Merck & Co., Inc...............................     10,900     1,020,513
 Pfizer, Inc....................................     27,400     1,260,400
                                                                ---------
                                                                2,280,913
                                                                ---------

 Communications 2.8%
 Cellular Telephone
 Nokia Oyj (ADR)................................     18,150       789,525
                                                                ---------

 Financial 10.9%
 Insurance 4.2%
 American International Group, Inc..............      8,425       830,389
 Providian Financial Corp.......................      6,350       365,125
                                                                ---------
                                                                1,195,514
                                                                ---------

 Consumer Finance 6.0%
 American Express Co............................     14,100       774,618
 Citigroup, Inc.................................     18,816       960,792
                                                                ---------
                                                                1,735,410
                                                                ---------



                                                     Shares     Value ($)
--------------------------------------------------------------------------------

 Other Financial Companies 0.7%
 Lehman Brothers Holdings, Inc..................      2,900       196,113
                                                               ----------

 Media 6.4%
 Broadcasting & Entertainment 1.8%
 Time Warner, Inc...............................      9,800       511,952
                                                               ----------

 Cable Television 1.4%
 Comcast Corp.*.................................      9,900       413,325
                                                               ----------

 Print Media 3.2%
 Gannett Co., Inc...............................     14,500       914,406
                                                               ----------

 Service Industries 6.6%
 Environmental Services 2.0%
 Waste Management, Inc. ........................     20,300       563,325
                                                               ----------

 Investment 2.1%
 Goldman Sachs Group, Inc.......................      2,950       315,466
 Merrill Lynch & Co., Inc.......................      4,400       300,025
                                                               ----------
                                                                  615,491
                                                               ----------

 Miscellaneous Commercial Services 1.7%
 United Parcel Service "B"......................      8,100       476,381
                                                               ----------

 Miscellaneous Consumer Services 0.8%
 Yahoo!, Inc.*..................................      7,600       229,306
                                                               ----------

 Durables 0.5%
 Telecommunications Equipment
 L.M. Ericsson Telephone Co. "B" (ADR)..........     12,500      139,843
                                                               ----------

 Manufacturing 3.7%
 Diversified Manufacturing
 General Electric Co............................     22,100     1,059,419
                                                               ----------

 Technology 31.8%
 Computer Software 5.5%
 America Online, Inc.*..........................     10,700       372,360
 Microsoft Corp.*...............................     27,750     1,207,125
                                                               ----------

                                                                1,579,485
                                                               ----------

 Diverse Electronic Products 5.9%
 Dell Computer Corp.*                                27,000       470,812
 Motorola Inc...................................     30,600       619,650
 Solectron Corp.*...............................     17,900       606,810
                                                               ----------

                                                                1,697,272
                                                               ----------

 EDP Peripherals 7.1%
 EMC Corp.*.....................................     23,900     1,589,350
 VERITAS Software Corp.*........................      5,050       441,875
                                                               ----------
                                                                2,031,225
                                                               ----------

 Electronic Components/Distributors 5.0%
 Cisco Systems, Inc.*...........................     37,200     1,422,900
                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                                      Shares       Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Electronic Data Processing 3.0%

 Sun Microsystems, Inc.*........................     30,950       862,731
                                                                ---------


 Semiconductors 5.3%
 Intel Corp.....................................     19,300       583,825
 Micron Technology, Inc.*.......................     13,300       472,150
 Texas Instruments, Inc.........................      9,900       469,013
                                                                ---------
                                                                1,524,988
                                                                ---------

                                                     Shares      Value ($)
--------------------------------------------------------------------------------


 Energy 1.6%
 Oil/Gas Transmission
 Enron Corp.....................................      5,500       457,187
                                                                ---------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $28,983,199)            27,256,220
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
(Cost $30,383,199) (a)                            28,656,220
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to KVS Focused Large Cap Growth Portfolio of Investments
--------------------------------------------------------------------------------

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)The cost for federal income tax purposes was $31,383,285. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $2,727,065. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,232,563 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,959,628.


Financial Statements


Statement of Assets and Liabilities as of December 31, 2000


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $30,383,199)..........................  $   28,656,220
Cash............................................................................       1,041,256
Dividends receivable............................................................          14,251
Interest receivable.............................................................             694
Receivable for Portfolio shares sold............................................          17,507
                                                                                  ----------------
Total assets                                                                          29,729,928

Liabilities
--------------------------------------------------------------------------------------------------
Payable for investments purchased...............................................       1,492,268
Payable for Portfolio shares redeemed...........................................          26,461
Accrued management fee..........................................................          61,887
Accrued Trustees' fees and expenses.............................................           3,679
Other accrued expenses and payables.............................................           5,463
                                                                                  ----------------

Total liabilities                                                                      1,589,758
--------------------------------------------------------------------------------------------------
Net assets, at value                                                              $   28,140,170
--------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------

Net assets consist of:
Net unrealized appreciation (depreciation) on investments.......................      (1,726,979)
Accumulated net realized gain (loss)............................................      (2,613,049)
Paid-in capital.................................................................      32,480,198
--------------------------------------------------------------------------------------------------
Net assets, at value                                                              $   28,140,170
--------------------------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------------------------

NetAsset Value and redemption price per share ($28,140,170 / 24,678,504
   outstanding shares of beneficial interest, $.01 par value, unlimited number    ----------------
   of shares authorized)........................................................  $        1.140
                                                                                  ----------------

--------------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $128)...............................  $       48,585
Interest                                                                                  52,559
                                                                                  ----------------
Total Income....................................................................         101,144
                                                                                  ----------------
Expenses:
Management fee..................................................................         148,329
Custodian and accounting fees...................................................          47,817
Auditing........................................................................           1,139
Legal...........................................................................           1,961
Trustees' fees and expenses.....................................................           4,737
Reports to shareholders.........................................................           2,389
Registration fees...............................................................             591
Other...........................................................................           1,241
                                                                                  ----------------
Total expenses, before expense reductions.......................................         208,204
Expense reductions..............................................................         (49,029)
                                                                                  ----------------
Total expenses, after expense reductions........................................         159,175
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                                             (58,031)
--------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments.......................................      (2,603,357)
Net unrealized appreciation (depreciation) during the period on investments.....      (2,082,719)
--------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                            (4,686,076)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   $   (4,744,107)
--------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                 >
                                                                                                             For the Period
                                                                                                             October 29, 1999
                                                                                               Year Ended    (commencement of
                                                                                               December 31,   operations) to
Increase (Decrease) in Net Assets                                                                 2000       December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------

Operations:
Net investment income (loss)....................................................           $      (58,031)   $         (651)
Net realized gain (loss) on investment transactions.............................               (2,603,357)          137,368
Net unrealized appreciation (depreciation) on investment transactions during the
   period.......................................................................               (2,082,719)          355,740
                                                                                           ---------------   ----------------
Net increase (decrease) in net assets resulting from operations.................               (4,744,107)          492,457
                                                                                           ---------------   ----------------
Distributions to shareholders from:
Net realized gains..............................................................                 (198,306)               --
                                                                                           ---------------   ----------------
Portfolio share transactions:
Proceeds from shares sold.......................................................               35,121,631           934,463
Reinvestment of distributions...................................................                  198,306                --
Cost of shares redeemed.........................................................               (5,157,366)           (6,908)
                                                                                           ---------------   ----------------
Net increase (decrease) in net assets from Fund share transactions..............               30,162,571           927,555
                                                                                           ---------------   ----------------
Increase (decrease) in net assets...............................................               25,220,158         1,420,012
Net assets at beginning of period...............................................                2,920,012         1,500,000
                                                                                           --------------    ----------------
Net assets at end of period.....................................................           $   28,140,170    $    2,920,012
                                                                                           --------------    ----------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period.......................................                2,274,096         1,500,000
                                                                                           ---------------   ----------------
Shares sold.....................................................................               26,195,676           779,538
Shares issued to shareholders in reinvestment of distributions..................                  138,296                --
Shares redeemed.................................................................               (3,929,564)           (5,442)
                                                                                           ---------------   ----------------
Net increase (decrease) in Portfolio shares.....................................               22,404,408           774,096
                                                                                           ---------------   ----------------
Shares outstanding at end of period.............................................               24,678,504         2,274,096
                                                                                           ---------------   ----------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                                                  2000    1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                     $ 1.284     1.000
                                                                                                         --------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (b)                                                                           (.005)       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                         (.104)      .284
                                                                                                         --------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                           (.109)      .284
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                              (.035)       --
                                                                                                         --------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                        (.035)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                           $ 1.140      1.284
                                                                                                         --------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                           (9.02)    28.40**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                        28         3
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                             1.33      7.49*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                              1.02      1.10*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                   (.37)     (.19)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                  323       336*
-----------------------------------------------------------------------------------------------------------------------------



(a) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

(b)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

KVS Growth And Income Portfolio

For the 12 months ended December 31, 2000, the portfolio declined 9.18% while its benchmark, the S&P 500 Index, declined 9.10%.

As a whole, the market experienced incredible volatility in 2000, with large swings from week to week. Early on, the technology sector boomed, but it proved to be a bubble. Then, the market obsessed over interest rates. Finally, signs of slower economic growth appeared during the fall and accelerated during December. When we first sensed a slowdown was coming, we prepared by increasing the portfolio's fixed-income exposure with some short-term Treasuries and higher-grade corporate issues.

Despite our poor performance, a number of our holdings still managed to turn in positive results, including American International Group (AIG), the largest non-bank financial company in the U.S. Domestically, increased rates and premiums boosted returns, but AIG also gained from its growing presence in Asia, especially in the struggling Japanese market.

Another sector on the rise is natural gas, and the portfolio was rewarded for its position in Enron Corp. As North America's largest buyer and seller of natural gas, Enron is benefiting from increased transaction levels in the sector.

On the downside, our media holdings, such as Liberty Media and Time Warner, suffered as a result of lowered advertising revenue expectations -- minimal price increases are the anticipated norm in the near term. Liberty Media, an AT&T tracking stock, has suffered because it invests in telecommunications and media, two slumping sectors. Nonetheless, we believe the stock is very inexpensive at current levels.

As for 2001, the U.S. economy is clearly slowing, creating a tough environment for a number of industries. However, we believe market volatility can provide solid buying opportunities for investors who know where the undervalued companies lurk. We're confident our intensive, hands-on research will lead us to those companies.

David J. Corkins
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in KVS Growth and Income Portfolio from 10/29/1999 to 12/31/2000
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

KVS Growth and Income Portfolio              Standard & Poor's 500 Index

1999.85     10000                               1999.85     10000
2000        11493                               2000        10803
2000.25     12404                               2000.25     11051
2000.5      11417                               2000.5      10757
2000.75     11364                               2000.75     10653
2001        10439                               2001         9820

The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market


--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                        Life of
For the periods ended December 31, 2000    1-year      portfolio
----------------------------------------------------------------------------------------
KVS Growth and Income Portfolio             -9.18%         3.74%      (Since 10/29/1999)
----------------------------------------------------------------------------------------



^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio                                    as of December 31, 2000)
--------------------------------------------------------------------------------

KVS Growth and Income Portfolio

                                                       Principal
                                                       Amount ($)   Value ($)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Repurchase Agreements 4.7%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $5,203,438 on 1/2/2001**                                        ------------
    (Cost $5,200,000).................................   5,200,000     5,200,000
                                                                    ------------
--------------------------------------------------------------------------------
Short-Term Obligations 16.8%
--------------------------------------------------------------------------------
 Federal Home Loan Bank, 6.21%***,                                  ------------
    1/2/2001 (Cost $18,597,029).......................  18,600,000    18,597,029
                                                                    ------------
--------------------------------------------------------------------------------
U.S. Government Obligations 2.8%
--------------------------------------------------------------------------------
 U.S. Treasury Notes:
    6.125%, 8/31/2002.................................   1,850,000     1,874,568
    5.25%, 8/15/2003..................................   1,190,000     1,193,713
--------------------------------------------------------------------------------
Total U.S. Government Obligations
   (Cost $3,020,067)..................................                 3,068,281
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds 5.1%
--------------------------------------------------------------------------------

Consumer Discretionary 0.2%
Mattel, Inc.:
    6%, 7/15/2003.....................................      85,000        78,652
    6.125%, 7/15/2005.................................     155,000       133,002
                                                                    ------------
                                                                         211,654
                                                                    ------------
 Consumer Staples 0.1%
 Safeway, Inc., 7%, 9/15/2002.........................     100,000       100,960
                                                                    ------------
 Communications 0.3%
 American Tower Corp., 5%, 2/15/2010..................     245,000       224,175
 CenturyTel, Inc., 8.375%, 10/15/2010.................     160,000       164,403
                                                                    ------------
                                                                         388,578
                                                                    ------------
 Financial 2.5%
 Firstar Corp., 7.125%,
    12/1/2009.........................................     250,000       251,825
 Ford Motor Credit Co., 6.55%,
    9/10/2002.........................................     225,000       225,682
 General Electric Capital Corp.:
    7%, 3/1/2002......................................     885,000       895,496
    6.52%, 10/8/2002..................................      70,000        70,813
    7%, 2/3/2003......................................     700,000       716,471
    6.75%, 9/11/2003..................................     325,000       331,809
    6.81%, 11/3/2003..................................      75,000        76,762
 Merrill Lynch & Co., 6.8%, 11/3/2003.................     125,000       126,651
 Qwest Capital Funding, 7.75%,
    8/15/2006.........................................      80,000        83,346
                                                                    ------------
                                                                       2,778,855
                                                                    ------------
 Media 0.0%
 Telewest Communication plc, 9.875%,
    2/1/2010..........................................      20,000        17,000
                                                                    ------------

                                                          Principal
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------
 Service Industries 0.2%
 Sun Microsystems, Inc., 7.5%,
    8/15/2006.........................................     175,000       179,832
                                                                    ------------
 Manufacturing 0.4%
 Corning, Inc., Zero Coupon, 11/8/2015................     415,000       293,874
 Daimler Chrysler, 6.67%, 2/15/2002...................     150,000       149,297
                                                                    ------------
                                                                         443,171
                                                                    ------------
 Energy 0.1%
 Devon Energy Corp., Zero Coupon,
    6/27/2020.........................................     205,000        99,681
                                                                    ------------

 Utilities 0.7%
 Reliant Energy, Inc., 0.291%,
    9/15/2029.........................................      14,757       783,051
                                                                    ------------
 Miscellaneous 0.6%
 Wal-Mart Stores, Inc., 6.875%,
    8/1/2002..........................................     650,000       658,606
                                                                    ------------
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $5,953,799)                                5,661,388
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Convertible Bonds 0.6%
--------------------------------------------------------------------------------
 Communications 0.3%
 Cellular Telephone 0.2%
 American Tower Corp., 5%, 2/15/2010..................     200,000       183,000
                                                                    ------------
 Telephone/Communications 0.1%
 NTL Incorporated:
    7%, 12/15/2008....................................      25,000        19,219
    5.75%, 12/15/2009.................................     325,000       155,188
                                                                    ------------
                                                                         174,407
                                                                    ------------
 Media 0.1%
 Cable Television
 Comcast Corp., 2%, 10/15/2029........................       1,600        65,750
                                                                    ------------
 Service Industries 0.2%
 EDP Services 0.0%
 PSINet Inc., 7%, 12/31/2049..........................      10,535        10,535
                                                                    ------------
 Miscellaneous Consumer Services 0.2%
 BEA Systems, Inc., 4%, 12/15/2006....................     135,000       280,547
                                                                    ------------
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $1,370,686)                                714,239
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

                                      118

                                     Shares     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks 0.5%
--------------------------------------------------------------------------------
 Durables
 Automobiles                                                        ------------
 Porsche AG (Cost $540,945)                                    198       645,939
                                                                    ------------
--------------------------------------------------------------------------------
Common Stocks 69.5%
--------------------------------------------------------------------------------

 Consumer Discretionary 3.5%
 Department & Chain Stores 1.2%
 Gap, Inc.............................................      21,390       545,445
 Home Depot, Inc......................................      17,190       785,368
                                                                    ------------
                                                                       1,330,813
                                                                    ------------
 Hotels & Casinos 0.6%
 Royal Caribbean Cruises Ltd..........................      26,670       705,422
                                                                    ------------
 Recreational Products 1.0%
 Harley-Davidson, Inc.................................      11,710       465,472
 Mattel, Inc..........................................      40,970       591,607
                                                                    ------------
                                                                       1,057,079
                                                                    ------------
 Miscellaneous 0.7%
 Park Place Entertainment, Inc.*......................      69,525       829,955
                                                                    ------------
 Consumer Staples 3.2%
 Alcohol & Tobacco 1.2%
 Anheuser-Busch Companies, Inc........................      28,650     1,303,575
                                                                    ------------
 Consumer Electronic & Photographic 0.5%
 Sony Corp.*..........................................       7,600       524,367
                                                                    ------------
 Food & Beverage 0.2%
 WLR Foods, Inc.*.....................................      17,055       239,836
                                                                    ------------
 Package Goods/Cosmetics 1.3%
 Gillette Co. ........................................      13,385       483,533
 Procter & Gamble Co..................................      13,150     1,031,453
                                                                    ------------
                                                                       1,514,986
                                                                    ------------
 Health 5.4%
 Medical Supply & Specialty 1.0%
 Medtronic, Inc.......................................      17,240     1,040,865
                                                                    ------------
 Pharmaceuticals 4.4%
 Allergan, Inc........................................       8,130       787,086
 Bristol-Myers Squibb Co..............................      24,965     1,845,850
 Celgene Corp.*.......................................       2,400        78,000
 Eli Lilly & Co.......................................       9,585       892,004
 Pfizer, Inc..........................................      28,340     1,303,640
                                                                    ------------
                                                                       4,906,580
                                                                    ------------
 Communications 8.4%
 Cellular Telephone 3.8%
 Nextel Communications, Inc. "A"*.....................      19,390       479,902
 Nokia Oyj (ADR)......................................      77,155     3,356,242




                                                           Shares     Value ($)
--------------------------------------------------------------------------------
 Sprint Corp. (PCS Group)*............................      18,360       375,232
                                                                    ------------
                                                                       4,211,376
                                                                    ------------
 Telephone/Communications 3.4%
 McLeodUSA, Inc. "A"*.................................      97,204     1,373,006
 SBC Communications, Inc..............................      21,955     1,048,351
 Telefonica S.A.*.....................................      36,987       612,011
 Verizon Communications, Inc..........................      15,645       784,206
                                                                    ------------
                                                                       3,817,574
                                                                    ------------

 Miscellaneous 1.2%
 Cox Communications, Inc. "A"*........................      28,035     1,305,380
                                                                    ------------
 Financial 11.7%
 Banks 1.3%
 Chase Manhattan Corp.................................      13,675       621,358
 US Bancorp...........................................      28,280       825,423
                                                                    ------------
                                                                       1,446,781
                                                                    ------------
 Insurance 2.8%
 American General Corp................................      18,960     1,545,240
 American International Group, Inc....................      15,840     1,561,230
                                                                    ------------
                                                                       3,106,470
                                                                    ------------
 Consumer Finance 5.1%
 American Express Co..................................       3,940       216,454
 Citigroup, Inc.......................................      77,658     3,965,417
 Household International, Inc.........................      26,545     1,459,975
                                                                    ------------
                                                                       5,641,846
                                                                    ------------
 Other Financial Companies 2.5%
 Berkshire Hathaway, Inc. "B"*........................         225       529,650
 John Hancock Financial Services, Inc.................      27,625     1,039,391
 Marsh & McLennan Companies, Inc......................      10,240     1,198,080
                                                                    ------------
                                                                       2,767,121
                                                                    ------------
 Media 8.5%
 Broadcasting & Entertainment 3.6%
 Infinity Broadcasting Corp. "A"*.....................      28,920       807,952
 Time Warner, Inc.....................................      40,697     2,126,011
 Viacom, Inc. "B"*....................................      18,355       858,096
 Walt Disney Co.......................................       5,170       149,607
                                                                    ------------
                                                                       3,941,666
                                                                    ------------
 Cable Television 4.5%
 AT&T Corp.-- Liberty Media Group*....................     158,635     2,151,487
 Comcast Corp.*.......................................      68,285     2,850,899
                                                                    ------------
                                                                       5,002,386
                                                                    ------------
 Print Media 0.4%
 Valassis Communications, Inc.*.......................      14,605       460,970
                                                                    ------------
 Service Industries 2.8%
 EDP Services 1.0%
 VeriSign, Inc.*......................................      14,948     1,108,955
                                                                    ------------
 Investment 0.9%
 Charles Schwab Corp..................................      33,080       938,645
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.


                                      119

                                                           Shares     Value ($)
--------------------------------------------------------------------------------
 Miscellaneous Commercial Services 0.9%
 Paychex, Inc.........................................      21,017     1,021,952
                                                                    ------------
 Durables 1.4%
 Aerospace 0.6%
 Boeing Co............................................      10,290       679,140
                                                                    ------------
 Automobiles 0.5%
 Bayerische Motoren Werke
    (BMW) AG..........................................      15,792       516,670
                                                                    ------------
 Telecommunications Equipment 0.3%
 L.M. Ericsson Telephone Co. "B"
    (ADR).............................................      35,015       391,730
                                                                    ------------
 Manufacturing 6.1%
 Chemicals 1.1%
 E.I. du Pont de Nemours & Co.........................      25,355     1,224,963
                                                                    ------------
 Diversified Manufacturing 4.1%
 General Electric Co..................................      65,350     3,132,716
 Honeywell International, Inc.........................      24,100     1,140,231
 Minnesota Mining & Manufacturing
    Co................................................       1,875       225,937
                                                                    ------------
                                                                       4,498,884
                                                                    ------------
 Industrial Specialty 0.9%
 Corning, Inc.........................................      19,865     1,049,120
                                                                    ------------
 Technology 11.0%
 Computer Software 1.0%
 America Online, Inc.*................................       7,715       268,482
 Electronic Arts, Inc.*...............................       8,925       380,428
 Inktomi Corp.*.......................................       6,625       118,422
 Macromedia, Inc.*....................................       5,300       321,975
                                                                    ------------
                                                                       1,089,307
                                                                    ------------

                                                            Shares     Value ($)
--------------------------------------------------------------------------------
 EDP Peripherals 2.8%
 EMC Corp.*...........................................      43,620     2,900,730
 VERITAS Software Corp.*..............................       2,382       208,425
                                                                    ------------
                                                                       3,109,155
                                                                    ------------
 Electronic Components/Distributors 2.4%
 Cisco Systems, Inc.*.................................      69,995     2,677,309
                                                                    ------------
 Electronic Data Processing 0.9%
 Apple Computer, Inc.*................................       7,120       105,910
 Sun Microsystems, Inc.*..............................      29,930       834,299
                                                                    ------------
                                                                         940,209
                                                                    ------------
 Semiconductors 3.9%
 Advanced Micro Devices, Inc.*........................      36,305       501,463
 Intel Corp...........................................      15,645       470,328
 Maxim Integrated Products, Inc.*.....................      26,605     1,272,052
 Texas Instruments, Inc...............................      44,260     2,096,818
                                                                    ------------
                                                                       4,340,661
                                                                    ------------

 Energy 7.4%
 Oil & Gas Production 4.3%
 Burlington Resources, Inc............................      29,795     1,504,647
 Coastal Corp.........................................      13,000     1,148,062
 Conoco, Inc. "A".....................................       9,455       270,649
 Exxon Mobil Corp.....................................      22,745     1,977,393
                                                                    ------------
                                                                       4,900,751
                                                                    ------------
 Oil/Gas Transmission 3.0%
 Enron Corp. .........................................      37,245     3,095,991
 Kinder Morgan, Inc...................................       5,075       264,852
                                                                    ------------
                                                                       3,360,843
                                                                    ------------
 Utilities 0.1%
 Electric Utilities
 Duke Energy Corp.....................................       1,345       114,661
                                                                    ------------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $81,139,239)                                77,118,003
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $115,821,765) (a)                                           111,004,879
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to KVS Growth and Income Portfolio of Investments
--------------------------------------------------------------------------------

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***Annualized yield at time of purchase; not a coupon rate.

(a)The cost for federal income tax purposes was $116,133,595. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $5,128,716. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,740,197 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,868,913.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $115,821,765).......................  $  111,004,879
Cash..........................................................................         645,545
Foreign currency, at value (cost $7,919)......................................           7,895
Receivable for investments sold...............................................         299,721
Dividends receivable..........................................................          16,862
Interest receivable...........................................................         170,609
Receivable for Portfolio shares sold..........................................          43,215
                                                                                ----------------
Total assets..................................................................     112,188,726

Liabilities
------------------------------------------------------------------------------------------------
Payable for investments purchased.............................................       7,582,478
Accrued management fee........................................................         119,601
Accrued Trustees' fees and expenses...........................................           7,959
Other accrued expenses and payables...........................................          17,499
                                                                                ----------------
Total liabilities.............................................................       7,727,537
------------------------------------------------------------------------------------------------
Net assets, at value                                                            $  104,461,189
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income...........................................         608,049
Net unrealized appreciation (depreciation) on:
  Investments.................................................................      (4,816,886)
  Foreign currency related transactions.......................................             486
Accumulated net realized gain (loss)..........................................      (5,577,411)
Paid-in capital...............................................................     114,246,951
------------------------------------------------------------------------------------------------
Net assets, at value                                                            $  104,461,189
------------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------
NetAsset Value and redemption price per share ($104,461,189 / 100,469,805 outstanding shares of beneficial interest, $.01 par value, unlimited number  ----------------
   of shares authorized)......................................................  $        1.040
                                                                                ----------------



    The accompanying notes are an integral part of the financial statements.


                                      121

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,708)...........................  $      207,785
Interest......................................................................       1,175,699
                                                                                ----------------
Total Income..................................................................       1,383,484
                                                                                ----------------
Expenses:
Management fee................................................................         634,219
Custodian and accounting fees.................................................          57,509
Auditing......................................................................           7,324
Legal.........................................................................           7,348
Trustees' fees and expenses...................................................          14,044
Reports to shareholders.......................................................           8,222
Other.........................................................................           3,214
                                                                                ----------------
Total expenses, before expense reductions.....................................         731,880
Expense reductions............................................................         (59,921)
                                                                                ----------------
Total expenses, after expense reductions......................................         671,959
------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           711,525
------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments...................................................................      (5,568,754)
Foreign currency related transactions.........................................           6,564
                                                                                ----------------
                                                                                    (5,562,190)
                                                                                ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments...................................................................      (5,827,069)
Foreign currency related transactions.........................................             486
                                                                                ----------------
                                                                                    (5,826,583)
------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (11,388,773)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $  (10,677,248)
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 For the Period
                                                                                                 October 29, 1999
                                                                                 Year Ended      (commencement of
                                                                                 December 31      operations) to
Increase (Decrease) in Net Assets                                                    2000        December 31, 1999
------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)..................................................  $      711,525    $          (619)
Net realized gain (loss) on investment transactions...........................      (5,562,190)            61,541
Net unrealized appreciation (depreciation) on investment transactions
   during the period..........................................................      (5,826,583)         1,010,182
                                                                                ---------------   ----------------
Net increase (decrease) in net assets resulting from operations...............     (10,677,248)         1,071,104
                                                                                ---------------   ----------------
Distributions to shareholders from:
Net realized gains............................................................        (179,619)                --
                                                                                ---------------   ----------------
Portfolio share transactions:
Proceeds from shares sold.....................................................     107,839,456         11,722,437
Reinvestment of distributions.................................................         179,619                 --
Cost of shares redeemed.......................................................      (8,494,560)                --
                                                                                ---------------   ----------------
Net increase (decrease) in net assets from Portfolio share transactions             99,524,515        11,722,437
                                                                                ---------------   ----------------
Increase (decrease) in net assets.............................................      88,667,648        12,793,541
Net assets at beginning of period.............................................      15,793,541         3,000,000
Net assets at end of period (including undistributed net investment             ---------------   ----------------
   income of $608,049 at December 31, 2000)...................................  $  104,461,189    $   15,793,541
                                                                                ---------------   ----------------
Other Information
------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period.....................................      13,740,947         3,000,000
                                                                                ---------------   ----------------
Shares sold...................................................................      93,984,180        10,740,947
Shares issued to shareholders in reinvestment of distributions................         145,389                 --
Shares redeemed...............................................................      (7,400,711)                --
                                                                                ---------------   ----------------
Net increase (decrease) in Portfolio shares...................................      86,728,858        10,740,947
                                                                                ---------------   ----------------
Shares outstanding at end of period...........................................     100,469,805        13,740,947
                                                                                ---------------   ----------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

----------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                         2000    1999(a)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $ 1.149     1.000
                                                                                --------------------
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------
Net investment income (loss) (b)                                                   .012        --
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                (.116)      .149
                                                                                --------------------
----------------------------------------------------------------------------------------------------
Total from investment operations                                                  (.104)      .149
----------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                     (.005)       --
                                                                                --------------------
----------------------------------------------------------------------------------------------------
Total distributions                                                               (.005)       --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 1.040      1.149
----------------------------------------------------------------------------------------------------
Total Return (%)                                                                  (9.18)    14.93**
----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                              104        16
----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                    1.10      2.58*
----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                     1.01      1.10*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                          1.07      (.05)*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          39        53*
----------------------------------------------------------------------------------------------------





(a) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

(b) Based on monthly average shares outstanding during the period.

*   Annualized

**  Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

KVS Growth Opportunities Portfolio

It was an extremely difficult year for stocks as a belief early in the year that the U.S. economy was expanding too rapidly for its own good quickly gave way to fears that the economy was edging toward recession. Stocks finished lower nearly across the board, with the high-growth companies of the Nasdaq Composite Index bearing the brunt of the sell-off.

This uncertain outlook and the massive market volatility that accompanied it hindered our performance. Although a number of our stable growth franchises were able to overcome the difficulties to trade higher, several key portfolio holdings declined and we underperformed the S&P 500 Index as a result. We responded by redoubling our efforts to balance the portfolio's exposure to fast-growing stocks with positions in more traditional growth franchises such as mortgage giant Fannie Mae and brewer Anheuser-Busch, both of which were top performers. Unfortunately, our exposure to high-growth areas such as wireless -- which remains a major portfolio theme -- produced mixed results, with service providers such as Nextel falling while handset leader Nokia held its ground in an increasingly volatile environment.

Looking forward, it is far from clear whether the U.S. economy is on the path to a soft landing. Consumer confidence has waned in the face of corporate layoffs, higher energy prices and the sharp correction in stock prices. For that reason, we are monitoring economic developments closely and have tried to maintain balance in the portfolio by selectively adding both high-growth companies that are now trading at attractive valuations as well as those more stable growers we feel are capable of performing well in periods of economic turbulence. As always, we remain steadfast in our belief that a thorough understanding of the drivers behind each individual holding remains the best way to navigate even the most uncertain market environment.

E. Marc Pinto
Lead Portfolio Manager


--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in KVS Growth Opportunities Portfolio from 10/29/1999 to 12/31/2000
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

KVS Growth Opportunities Portfolio              Standard & Poor's 500 Index

1999.85     10000                                  1999.85     10000
2000        11643                                  2000        10803
2000.25     12830                                  2000.25     11051
2000.5      12432                                  2000.5      10757
2000.75     12169                                  2000.75     10653
2001        10313                                  2001         9820

The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.

--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------



                                                       Life of
For the periods ended December 31, 2000   1-year       portfolio
--------------------------------------------------------------------------------------
KVS Growth Opportunities Portfolio       -11.42%         2.67%      (Since 10/29/1999)

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio
--------------------------------------------------------------------------------
                                                         as of December 31, 2000


KVS Growth Opportunities Portfolio

                                                       Principal
                                                        Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 5.0%
--------------------------------------------------------------------------------
 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $6,904,562 on 1/2/2001**                            ----------   -----------
    (Cost $6,900,000)..............................      6,900,000     6,900,000
                                                        ----------   -----------
--------------------------------------------------------------------------------
Short-Term Obligations 4.0%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 6.21%***,                      ----------   -----------
    1/2/2001 (Cost $5,499,122).....................      5,500,000     5,499,122
                                                        ----------   -----------

                                                            Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 91.0%
--------------------------------------------------------------------------------
 Consumer Discretionary 5.8%
 Department & Chain Stores 4.6%
 Gap, Inc..........................................         67,075     1,710,412
 Home Depot, Inc...................................         36,013     1,645,321
 Wal-Mart Stores, Inc..............................         56,390     2,995,719
                                                                     -----------
                                                                       6,351,452
                                                                     -----------
 Hotels & Casinos 1.2%
 MGM Grand, Inc....................................         60,050     1,692,659
                                                                     -----------
 Consumer Staples 3.5%
 Alcohol & Tobacco 1.5%
 Anheuser-Busch Companies, Inc.....................         46,250     2,104,375
                                                                     -----------
 Package Goods/Cosmetics 2.0%
 Colgate-Palmolive Co..............................         41,965     2,708,841
                                                                     -----------
 Health 6.1%
 Biotechnology 1.4%
 Genentech, Inc.*..................................         23,735     1,934,402
                                                                     -----------
 Medical Supply & Specialty 1.1%
 Applera Corp. -- Applied Biosystems
    Group..........................................         16,360     1,538,863
                                                                     -----------
 Pharmaceuticals 3.6%
 Eli Lilly & Co....................................         30,530     2,841,198
 Pfizer, Inc.......................................         45,337     2,085,502
                                                                     -----------
                                                                       4,926,700
                                                                     -----------
 Communications 10.5%
 Cellular Telephone 8.4%
 Nextel Communications, Inc. "A"*..................         58,605     1,450,474
 Nokia Oyj (ADR)...................................        178,635     7,770,622
 Sprint Corp. (PCS Group)*.........................         52,150     1,065,816
 Vodafone Group plc................................         37,600     1,346,550
                                                                     -----------
                                                                      11,633,462
                                                                     -----------



                                                            Shares     Value ($)
--------------------------------------------------------------------------------
 Telephone/Communications 2.1%
 Compania Telefonica Nacional de
    Espana S.A. (ADR)*.............................         24,480     1,224,000
 Nortel Networks Corp..............................         51,675     1,656,830
                                                                     -----------
                                                                       2,880,830
                                                                     -----------
 Financial 11.9%
 Banks 1.9%
 Bank of New York Co., Inc.........................         48,000     2,649,000
                                                                     -----------
 Consumer Finance 5.7%
 American Express Co...............................         47,425     2,605,411
 Citigroup, Inc....................................        103,258     5,272,612
                                                                     -----------
                                                                       7,878,023
                                                                     -----------
 Other Financial Companies 4.3%
 Federal National Mortgage Association.............           39,525   3,428,794
 Morgan Stanley Dean Witter & Co...................         30,825     2,442,881
                                                                     -----------
                                                                       5,871,675
                                                                     -----------

 Media 14.6%
 Broadcasting & Entertainment 6.6%
 Time Warner, Inc. ................................         83,800     4,377,712
 Viacom, Inc. "B"*.................................        101,775     4,757,981
                                                                     -----------
                                                                       9,135,693
                                                                     -----------
 Cable Television 8.0%
 AT&T Corp.-- Liberty Media Group*.................        142,950     1,938,759
 Cablevision Systems Corp. "A"*....................         37,475     3,183,033
 Comcast Corp.*....................................        140,355     5,859,821
                                                                     -----------
                                                                      10,981,613
                                                                     -----------
 Service Industries 2.4%
 EDP Services 0.9%
 VeriSign, Inc.*...................................         17,350     1,287,153
                                                                     -----------
 Investment 1.5%
 Charles Schwab Corp...............................         70,363     1,996,536
                                                                     -----------
 Durables 1.9%
 Aerospace
 Boeing Co.........................................         40,895     2,699,070
                                                                     -----------
 Manufacturing 4.6%
 Diversified Manufacturing
 General Electric Co...............................        131,050     6,282,209
                                                                     -----------
 Technology 25.0%
 Computer Software 2.4%
 Inktomi Corp.*....................................         37,720       674,245
 Microsoft Corp.*..................................         60,450     2,622,019
                                                                     -----------
                                                                       3,296,264
                                                                     -----------
 Diverse Electronic Products 4.9%
 Applied Materials, Inc.*..........................         94,300     3,601,081
 General Motors Corp. "H" (New)*...................        139,825     3,215,975
                                                                     -----------
                                                                       6,817,056
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                                                            Shares     Value ($)
--------------------------------------------------------------------------------
 EDP Peripherals 4.7%
 EMC Corp.*........................................         96,500     6,417,250
                                                                     -----------
 Electronic Components/Distributors 3.0%
 Cisco Systems, Inc.*..............................        107,650     4,117,613
                                                                     -----------
 Electronic Data Processing 1.2%
 Sun Microsystems, Inc.*...........................         59,640     1,662,465
                                                                     -----------
 Precision Instruments 1.6%
 ASM Lithography Holding NV*.......................         95,050     2,144,566
                                                                     -----------

                                                            Shares     Value ($)
--------------------------------------------------------------------------------
 Semiconductors 7.2%
 Linear Technology Corp............................        109,400     5,059,750
 Texas Instruments, Inc............................        103,550     4,905,681
                                                                     -----------
                                                                       9,965,431
                                                                     -----------
 Energy 4.7%
 Oil & Gas Production 2.9%
 Anadarko Petroleum Corp...........................         55,800     3,966,264
                                                                     -----------
 Oil/Gas Transmission 1.8%
 Enron Corp........................................         30,125     2,504,141
                                                                     -----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $143,973,787)                              125,443,606
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $156,372,909) (a)                                           137,842,728
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to KVS Growth Opportunities Portfolio of Investments
--------------------------------------------------------------------------------

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a)The cost for federal income tax purposes was $156,779,140. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $18,936,412. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,368,193 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,304,605.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $156,372,909) ......................   $ 137,842,728
Cash .........................................................................         874,954
Dividends receivable .........................................................          28,313
Interest receivable ..........................................................           3,421
Receivable for Portfolio shares sold .........................................         467,097
                                                                              ----------------
Total assets .................................................................     139,216,513

Liabilities
----------------------------------------------------------------------------------------------
Accrued management fee .......................................................         141,417
Accrued Trustees' fees and expenses ..........................................           8,122
Other accrued expenses and payables ..........................................          26,696
                                                                              ----------------
Total liabilities ............................................................         176,235
----------------------------------------------------------------------------------------------
Net assets, at value .........................................................   $ 139,040,278
----------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................     (18,530,181)
Accumulated net realized gain (loss) .........................................      (2,830,381)
Paid-in capital ..............................................................     160,400,840
----------------------------------------------------------------------------------------------
Net assets, at value .........................................................   $ 139,040,278
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------

NetAsset Value
and redemption price per share ($139,040,278 / 134,815,890
   outstanding shares of beneficial interest, $.01 par value, unlimited number              --
   of shares authorized) .....................................................   $       1.031
                                                                                --------------


----------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,775) ..........................   $     258,077
Interest .....................................................................         437,141
                                                                              ----------------
Total Income .................................................................         695,218
                                                                              ----------------
Expenses:
Management fee ...............................................................         822,347
Custodian and accounting fees ................................................          47,205
Auditing .....................................................................          10,999
Legal ........................................................................           9,153
Trustees' fees and expenses ..................................................          15,509
Reports to shareholders ......................................................          11,659
Registration fees ............................................................             723
Other ........................................................................           4,469
                                                                              ----------------
Total expenses, before expense reductions ....................................         922,064
Expense reductions ...........................................................         (50,135)
                                                                              ----------------
Total expenses, after expense reductions .....................................         871,929
----------------------------------------------------------------------------------------------
Net investment income (loss) .................................................        (176,711)
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................      (2,830,381)
Net unrealized appreciation (depreciation) during the period on investments ..     (19,746,291)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions ...................................     (22,576,672)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ..............   $ (22,753,383)
----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                                                             October 29, 1999
                                                                                            Year Ended      (commencement of
                                                                                            December 31,      operations) to
Increase (Decrease) in Net Assets                                                               2000        December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...............................................   $    (176,711)   $      (4,390)
Net realized gain (loss) on investment transactions ........................      (2,830,381)             802
Net unrealized appreciation (depreciation) on investment transactions during
    the period .............................................................     (19,746,291)       1,216,110
                                                                             --------------- ----------------
Net increase (decrease) in net assets resulting from operations ............     (22,753,383)       1,212,522
                                                                             --------------- ----------------
Portfolio share transactions:
Proceeds from shares sold ..................................................     153,246,406       12,946,060
Cost of shares redeemed ....................................................      (8,611,327)              --
                                                                             --------------- ----------------
Net increase (decrease) in net assets from Portfolio share transactions ....     144,635,079       12,946,060
                                                                             --------------- ----------------
Increase (decrease) in net assets ..........................................     121,881,696       14,158,582
Net assets at beginning of period ..........................................      17,158,582        3,000,000
                                                                             --------------- ----------------
Net assets at end of period ................................................   $ 139,040,278    $  17,158,582
                                                                             --------------- ----------------
Other Information
-------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..................................      14,736,962        3,000,000
                                                                             --------------- ----------------
Shares sold ................................................................     127,198,299       11,736,962
Shares redeemed ............................................................      (7,119,371)              --
                                                                             --------------- ----------------
Net increase (decrease) in Portfolio shares ................................     120,078,928       11,736,962
                                                                             --------------- ----------------
Shares outstanding at end of period ........................................     134,815,890       14,736,962
                                                                             --------------- ----------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                      2000    1999(a)
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 1.164     1.000
                                                                             --------------------
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------
Net investment income (loss) (b)                                               (.002)       --
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions             (.131)     .164
                                                                             --------------------
-------------------------------------------------------------------------------------------------
Total from investment operations                                               (.133)     .164
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 1.031     1.164
                                                                             --------------------
-------------------------------------------------------------------------------------------------
Total Return (%)                                                              (11.42)    16.43**
-------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                           139        17
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                 1.06      2.60*
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                  1.01      1.10*
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                       (.20)     (.34)*
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                       14        1*
-------------------------------------------------------------------------------------------------



(a) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

(b) Based on monthly average shares outstanding during the period.

*   Annualized

**  Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

KVS Index 500 Portfolio

The S&P 500 Index experienced its biggest annual decline since 1977 for the twelve months ended December 31, 2000, registering a loss of 9.10%. Equity market volatility remained high throughout the year while weakness in stock prices centered on the leaders of recent years, such as technology, communications and the Internet. The equity market's decline largely reflected fears of economic overheating, higher energy prices and interest rates, and then later in the year concerns about profit growth and valuations in a slowing economic environment. At the same time, the U.S. equity market shifted its focus from the narrow leadership seen previously toward opportunities in the broader market. Large-capitalization value-oriented stocks outperformed their growth counterparts for the annual period, a complete reversal from recent years. Large-cap stocks underperformed small- and mid-cap stocks.

Equity markets face a tug-of-war between the near-term prospect of continued weakness in economic activity and profits and the prospect of a rebound later this year and in 2002 as monetary easing kicks in. The rapidly deteriorating economic backdrop at the end of 2000, coupled with weakening financial market signals, prompted the Federal Reserve Board's aggressive 0.50% inter-meeting interest rate cut on January 3, 2001. Historically, equity markets have often tended to regain traction within six months of the beginning of Fed easing cycles. We believe that economic activity will pick up late this year under the combined effects of lower interest rates, declining energy prices and improved financial market conditions. If the economy enters into actual recession, however, investors would likely have to lower their near-term sights and push out the date of eventual revival.

It is important to reiterate that the portfolio seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the S&P 500 Index, we neither evaluate short-term fluctuations in the portfolio's performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets.

James A. Creighton
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in KVS Index 500 Portfolio from 9/1/1999 to 12/31/2000
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


KVS Index 500 Portfolio                             Standard & Poor's 500 Index

1999.65     10000                                    1999.65     10000
1999.75      9719                                    1999.75      9726
2000        10955                                    2000        11172
2000.25     11186                                    2000.25     11428
2000.5      10850                                    2000.5      11125
2000.75     10723                                    2000.75     11017
2001         9867                                    2001        10155

The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.

--------------------------------------------------------------------------------
Average Annual Total Return1
--------------------------------------------------------------------------------

                                                       Life of
 For the periods ended December 31, 2000   1-year     portfolio
------------------------------------------------------------------------------------

KVS Index 500 Portfolio                   -9.93%        -1.00%      (Since 9/1/1999)

"Standard & Poor's (R)," "S&P 500 (R)," "Standard & Poor's 500 (R)" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Scudder Kemper Investments, Inc. The Kemper Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. The portfolio may not be available in all states.

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio                                    as of December 31, 2000
--------------------------------------------------------------------------------

KVS Index 500 Portfolio

                                                   Principal
                                                   Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.3%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $259,171 on 1/2/2001**                                     -----------
    (Cost $259,000)..............................    259,000       259,00
                                                               -----------
--------------------------------------------------------------------------------
Short-Term Obligations 2.3%
--------------------------------------------------------------------------------
 Federal Home Loan Bank***, 6.21%,                             -----------
    1/2/2001 (Cost $2,399,617)...................  2,400,000     2,399,617
                                                               -----------
--------------------------------------------------------------------------------
U.S. Government Obligations 0.3%
--------------------------------------------------------------------------------
 U.S. Treasury Bill, 6.11%,                                    -----------
    1/18/2001 (Cost $284,184) (b)................    285,000       284,184
                                                               -----------

                                                   Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 97.1%
--------------------------------------------------------------------------------
 Consumer Discretionary 6.3%
 Apparel & Shoes 0.1%
 Liz Claiborne, Inc..............................        483        20,105
 Nike, Inc. "B"*.................................      2,289       127,755
 Reebok International Ltd.*......................        418        11,428
                                                               -----------
                                                                   159,288
                                                               -----------
 Department & Chain Stores 4.9%
 Bed Bath & Beyond, Inc.*........................      2,380        53,253
 Best Buy Co., Inc.*.............................      1,723        50,936
 CVS Corp........................................      3,384       202,829
 Consolidated Stores Corp.*......................        892         9,478
 Costco Wholesale Corp.*.........................      3,803       151,882
 Dillard's, Inc..................................        751         8,871
 Dollar General Corp.............................      2,812        53,077
 Federated Department Stores, Inc.*..............      1,728        60,480
 Gap, Inc........................................      7,184       183,192
 Home Depot, Inc.................................     19,756       902,579
 J.C. Penney Co., Inc............................      2,167        23,566
 Kmart Corp.*....................................      4,066        21,601
 Kohl's Corp.*...................................      2,841       173,301
 Longs Drug Stores, Inc..........................        300         7,238
 Lowe's Companies, Inc...........................      3,224       143,468
 May Department Stores...........................      2,500        81,875
 Nordstrom, Inc..................................      1,138        20,697
 Sears, Roebuck & Co.*...........................      2,923       101,574
 TJX Companies, Inc. (New).......................      2,452        68,043
 Target Corp.....................................      7,629       246,035
 The Limited, Inc................................      3,581        61,101
 Wal-Mart Stores, Inc............................     38,196     2,029,163


                                                   Shares        Value ($)
--------------------------------------------------------------------------------

 Walgreen Co.....................................      8,679       362,891
                                                               -----------
                                                                 5,017,130
                                                               -----------
 Home Furnishings 0.1%
 Newell Rubbermaid, Inc..........................      2,246        51,097
 Tupperware Corp.................................        509        10,403
                                                               -----------
                                                                    61,500
                                                               -----------
 Hotels & Casinos 0.3%
 Carnival Corp. "A"..............................      4,947       152,429
 Harrah's Entertainment, Inc.*...................      1,019        26,876
 Hilton Hotels Corp..............................      3,040        31,920
 Marriott International, Inc. "A"................      2,055        86,824
 Starwood Hotels & Resorts Worldwide,
    Inc. (REIT)..................................      1,663        58,621
                                                               -----------
                                                                   356,670
                                                               -----------
 Recreational Products 0.2%
 Brunswick Corp..................................        721        11,851
 Harley-Davidson, Inc............................      2,630       104,543
 Hasbro, Inc.....................................      1,427        15,162
 Mattel, Inc.....................................      3,663        52,894
                                                               -----------
                                                                   184,450
 Restaurants 0.5%                                              -----------

 Darden Restaurants, Inc.........................      1,055        24,133
 McDonald's Corp.................................     11,138       378,692
 Starbucks Corp.*................................      1,590        70,358
 Tricon Global Restaurants*......................      1,177        38,841
 Wendy's International, Inc......................      1,011        26,539
                                                               -----------
                                                                   538,563
 Specialty Retail 0.2%                                         -----------

 AutoZone, Inc.*.................................      1,109        31,607
 Circuit City Stores, Inc........................      1,723        19,815
 Office Depot, Inc.*.............................      2,603        18,546
 Staples, Inc.*..................................      3,893        45,986
 Tiffany & Co....................................      1,200        37,950
 Toys "R" Us, Inc.*..............................      1,692        28,235
                                                               -----------
                                                                   182,139
                                                               -----------
 Consumer Staples 7.3%
 Alcohol & Tobacco 1.2%
 Adolph Coors Co.................................        368        29,555
 Anheuser-Busch Companies, Inc...................      7,618       346,619
 Brown-Forman Corp. "B"..........................        590        39,235
 Philip Morris Companies, Inc....................     18,966       834,504
 UST, Inc........................................      1,411        39,596
                                                               -----------
                                                                 1,289,509
                                                               -----------
 Consumer Electronic & Photographic 0.2%
 Eastman Kodak Co................................      2,559       100,782
 Maytag Corp.....................................        648        20,939
 Whirlpool Corp..................................        599        28,565
                                                               -----------
                                                                   150,286
                                                               -----------
 Consumer Specialties 0.0%
 American Greeting Corp., "A"....................        600         5,663
                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares       Value ($)
--------------------------------------------------------------------------------

 Farming 0.1%
 Archer Daniels Midland Co.......................      5,425        81,375
                                                               -----------
 Food & Beverage 3.8%
 Albertson's, Inc................................      3,604        95,506
 Campbell Soup Co................................      3,599       124,615
 Coca-Cola Co....................................     21,156     1,289,194
 Coca-Cola Enterprises...........................      3,576        67,944
 ConAgra Foods, Inc..............................      4,522       117,572
 General Mills, Inc..............................      2,393       106,638
 H.J. Heinz Co...................................      2,959       140,368
 Hershey Foods Corp..............................      1,176        75,705
 Kellogg Co......................................      3,482        91,403
 Kroger Co.*.....................................      6,989       189,140
 PepsiCo, Inc....................................     12,296       609,421
 Quaker Oats Co..................................      1,102       107,307
 Ralston Purina Group............................      2,655        69,362
 SUPERVALU, Inc..................................      1,170        16,234
 Safeway, Inc.*..................................      4,271       266,938
 Sara Lee Corp...................................      7,106       174,541
 Unilever NV.....................................      4,926       310,030
 William Wrigley Jr. Co..........................        935        89,585
 Winn-Dixie Stores, Inc..........................      1,157        22,417
                                                               -----------
                                                                 3,963,920
                                                               -----------
 Package Goods/Cosmetics 2.0%
 Alberto-Culver Co. "B"..........................        500        21,406
 Avon Products, Inc..............................      2,053        98,287
 Clorox Co.......................................      2,030        72,065
 Colgate-Palmolive Co............................      4,851       313,132
 Gillette Co.....................................      8,989       324,728
 International Flavors & Fragrances,
    Inc. ........................................        911        18,505
 Kimberly-Clark Corp.............................      4,581       323,831
 Procter & Gamble Co.............................     11,091       869,950
                                                               -----------
                                                                 2,041,904
                                                               -----------
 Textiles 0.0%
 VF Corp.........................................        921        33,377
                                                               -----------
 Health 13.8%
 Biotechnology 1.4%
 Amgen, Inc.*....................................      8,814       563,545
 Biogen, Inc.*...................................      1,225        73,577
 Chiron Corp.*...................................      1,600        71,200
 MedImmune, Inc.*................................      1,848        88,127
 Pharmacia Corp..................................     11,005       671,305
                                                               -----------
                                                                 1,467,754
                                                               -----------
 Health Industry Services 0.6%
 Cardinal Health, Inc............................      2,354       234,517
 HealthSouth Corp................................      3,235        52,771
 Humana, Inc.*...................................      1,400        21,350
 IMS Health, Inc.................................      2,516        67,932
 McKesson HBOC, Inc..............................      2,390        85,777
 PerkinElmer, Inc................................        460        48,300
 Quintiles Transnational Corp.*..................      1,011        21,168



                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Wellpoint Health Networks, Inc.*................        557        64,194
                                                               -----------
                                                                   596,009
                                                               -----------
 Hospital Management 0.5%
 HCA-The Heathcare Co............................      4,721       207,771
 Manor Care, Inc.*...............................        838        17,284
 Tenet Healthcare Corp...........................      2,715       120,648
 UnitedHealth Group, Inc.........................      2,724       167,186
                                                               -----------
                                                                   512,889
                                                               -----------
 Medical Supply & Specialty 1.4%
 Applera Corp. -- Applied Biosystems
    Group........................................      1,841       173,169
 Bausch & Lomb, Inc..............................        482        19,491
 Baxter International, Inc.......................      2,559       225,992
 Becton Dickinson & Co...........................      2,159        74,755
 Biomet, Inc.....................................      1,508        59,849
 Boston Scientific Corp.*........................      3,477        47,591
 C.R. Bard, Inc..................................        458        21,326
 Guidant Corp.*..................................      2,667       143,851
 Medtronic, Inc..................................     10,273       620,232
 St. Jude Medical, Inc.*.........................        715        43,928
 Stryker Corp.*..................................      1,699        85,952
                                                               -----------
                                                                 1,516,136
                                                               -----------
 Pharmaceuticals 9.9%
 Abbott Laboratories.............................     13,182       638,503
 Allergan, Inc...................................      1,091       105,622
 Alza Corp.*.....................................      1,998        84,915
 American Home Products Corp.....................     11,253       715,128
 Bristol-Myers Squibb Co.........................     16,737     1,237,434
 Eli Lilly & Co..................................      9,665       899,449
 Forest Laboratories, Inc.*......................        705        93,677
 Johnson & Johnson...............................     11,903     1,250,559
 King Pharmaceuticals, Inc.*.....................      1,424        73,603
 Merck & Co., Inc................................     19,744     1,848,532
 Pfizer, Inc.....................................     53,973     2,482,758
 Schering-Plough Corp............................     12,547       712,042
 Watson Pharmaceuticals, Inc.*...................        850        43,509
                                                               -----------
                                                                10,185,731
                                                               -----------
 Communications 6.6%
 Cellular Telephone 0.3%
 Nextel Communications, Inc. "A"*................      6,646       164,489
 Sprint Corp. (PCS Group)*.......................      8,120       165,953
                                                               -----------
                                                                   330,442
                                                               -----------
 Telephone/Communications 6.3%
 ADC Telecommunications, Inc.*...................      6,507       117,939
 AT&T Corp.......................................     31,998       553,965
 Alltel Corp.....................................      2,747       171,516
 BellSouth Corp..................................     15,967       653,649
 CenturyTel, Inc.................................      1,133        40,505
 Global Crossing Ltd.*...........................      7,508       107,458
 JDS Uniphase Corp.*.............................      8,232       343,172
 Nortel Networks Corp............................     26,508       849,913
 Qwest Communications International,
    Inc.*........................................     14,096       577,936
 SBC Communications, Inc.........................     28,900     1,379,975
 Sprint Corp.....................................      7,478       151,897


    The accompanying notes are an integral part of the financial statements.

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Verizon Communications, Inc.....................     23,010     1,153,376
 WorldCom, Inc.*.................................     24,563       345,410
                                                               -----------
                                                                 6,446,711
                                                               -----------
 Miscellaneous 0.0%
 Avaya, Inc.*....................................      2,337        24,100
                                                               -----------

 Financial 15.9%
 Banks 6.0%
 AmSouth Bancorp.................................      3,145        47,961
 BB&T Corp.......................................      3,342       124,698
 Bank One Corp...................................      9,862       361,196
 Bank of America Corp. ..........................     13,877       636,607
 Bank of New York Co., Inc.......................      6,279       346,522
 Chase Manhattan Corp.*..........................     11,191       508,468
 Comerica, Inc...................................      1,346        79,919
 Fifth Third Bancorp.............................      3,948       235,893
 First Union Corp................................      8,394       233,458
 Firstar Corp....................................      8,089       188,069
 FleetBoston Financial Corp......................      7,681       288,518
 Golden West Financial Corp......................      1,403        94,703
 Huntington Bancshares, Inc......................      2,110        34,156
 J.P. Morgan & Co., Inc. ........................      1,409       233,190
 KeyCorp.........................................      3,660       102,480
 MBNA Corp.......................................      7,214       266,467
 National City Corp..............................      5,170       148,638
 Northern Trust Corp.............................      1,849       150,809
 Old Kent Financial Corp.........................      1,220        53,375
 PNC Financial Services Group....................      2,437       178,053
 Regions Financial Corp..........................      1,864        50,911
 SouthTrust Corp.................................      1,419        57,736
 State Street Corp...............................      1,395       173,273
 Summit Bancorp..................................      1,466        55,983
 SunTrust Banks, Inc.............................      2,495       157,185
 UBS AG .........................................         39         6,373
 US Bancorp*.....................................      6,403       186,888
 Union Planters Corp.............................      1,184        42,328
 Wachovia Corp...................................      1,691        98,289
 Washington Mutual, Inc..........................      4,585       243,292
 Wells Fargo & Co................................     14,616       813,929
                                                               -----------
                                                                 6,199,367
                                                               -----------

 Insurance 4.1%
 AFLAC, Inc......................................      2,256       162,855
 AMBAC Financial Group, Inc......................        867        50,557
 Allstate Corp...................................      6,224       271,133
 American General Corp............................     2,165       176,448
 American International Group, Inc...............     19,924     1,963,759
 Aon Corp........................................      2,183        74,768
 Atena, Inc......................................      1,250        51,328
 Chubb Corp......................................      1,487       128,626
 Cigna Corp......................................      1,284       169,873
 Cincinnati Financial Corp.......................      1,381        54,636
 Conseco, Inc....................................      2,817        37,149
 Hartford Financial Services Group,
    Inc..........................................      1,954       138,001
 Jefferson Pilot Corp............................        849        63,463



                                                      Shares     Value ($)
--------------------------------------------------------------------------------
 Lincoln National Corp. .........................      1,601        75,747
 MBIA, Inc.......................................        817        60,560
 MGIC Investment Corp............................        877        59,143
 MetLife, Inc....................................      6,500       227,500
 Progressive Corp................................        637        66,009
 Providian Financial Corp........................      2,414       138,805
 St. Paul Companies, Inc.........................      1,842       100,044
 Torchmark Corp..................................      1,089        41,858
 UnumProvident Corp..............................      2,116        56,868
                                                               -----------
                                                                 4,205,457
                                                               -----------
 Consumer Finance 3.3%
 American Express Co.............................     11,375       624,914
 Capital One Finance Corp........................      1,651       108,656
 Citigroup, Inc. ................................     42,988     2,195,094
 Household International, Inc. ..................      3,999       219,945
 Mellon Financial Corp...........................      4,117       202,505
 Synovus Financial Corp..........................      2,382        64,165
                                                               -----------
                                                                 3,415,279
 Other Financial Companies 2.5%                                -----------

 CIT Group, Inc..................................      2,205        44,376
 Charter One Financial, Inc......................      1,721        49,694
 Countrywide Credit Industries, Inc. ............        931        46,783
 Federal Home Loan Mortgage Corp.................      5,945       409,462
 Federal National Mortgage
    Association..................................      8,565       743,014
 Lehman Brothers Holdings, Inc...................      2,088       141,201
 Marsh & McLennan Companies, Inc.................      2,311       270,387
 Moody's Investor Service........................      1,394        35,808
 Morgan Stanley Dean Witter & Co.................      9,534       755,570
 USA Education, Inc..............................      1,343        91,324
                                                               -----------
                                                                 2,587,619
 Media 2.8%                                                    -----------

 Advertising 0.2%
 Interpublic Group of Companies, Inc.............      2,673       113,770
 Omnicom Group, Inc..............................      1,531       126,882
                                                               -----------
                                                                   240,652
 Broadcasting & Entertainment 1.9%                             -----------

 Clear Channel Communications, Inc.*.............      5,026       243,447
 Time Warner, Inc................................     11,302       590,416
 Viacom, Inc "B"*................................     12,935       604,711
 Walt Disney Co..................................     17,746       513,525
                                                               -----------
                                                                 1,952,099
 Cable Television 0.3%                                         -----------

 Comcast Corp.*..................................      7,690       321,058
                                                               -----------
 Print Media 0.4%
 Gannett Co., Inc................................      2,232       140,756
 Harcourt General, Inc...........................        632        36,150
 Knight-Ridder, Inc..............................        634        36,059
 Meredith Corp...................................        500        16,094
 New York Times Co. "A"*.........................      1,361        54,525
 Tribune Co......................................      2,688       113,568
                                                               -----------
                                                                   397,152
                                                               -----------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                   Shares     Value ($)
--------------------------------------------------------------------------------
 Service Industries 3.4%
 EDP Services 0.8%
 Automatic Data Processing, Inc..................      5,438       344,293
 Electronic Data Systems Corp....................      4,040       233,310
 First Data Corp.................................      3,440       181,245
 Sapient Corp.*..................................        972        11,603
                                                               -----------
                                                                   770,451
                                                               -----------
 Environmental Services 0.2%
 Allied Waste Industries*........................      1,739        25,324
 Transocean Sedo Forex, Inc......................      1,752        80,603
 Waste Management, Inc.*.........................      5,282       146,576
                                                               -----------
                                                                   252,503
                                                               -----------
 Investment 1.0%
 Bear Stearns Companies, Inc.....................        985        49,927
 Charles Schwab Corp.............................     11,722       332,598
 Franklin Resources, Inc.........................      2,090        79,629
 Merrill Lynch & Co., Inc........................      6,943       473,426
 Stilwell Financial, Inc.........................      1,956        77,140
 T. Rowe Price Group, Inc........................      1,053        44,506
                                                               -----------
                                                                 1,057,226
                                                               -----------
 Miscellaneous Commercial Services 0.8%
 Convergys Corp.*................................      1,347        61,036
 Ecolab, Inc.....................................      1,143        49,363
 Fluor Corp.*....................................        625        20,664
 NCR Corp.*......................................        794        39,00
 Paychex, Inc....................................      3,148       153,072
 Sabre Group Holdings, Inc. "A"..................      1,062        45,799
 Siebel Systems, Inc. ...........................      3,688       249,401
 Sysco Corp. ....................................      5,724       171,720
 Tektronix, Inc..................................        824        27,759
                                                               -----------
                                                                   817,819
                                                               -----------
 Miscellaneous Consumer Services 0.4%
 Cendant Corp. ..................................      6,138        59,078
 H & R Block, Inc. ..............................        738        30,535
 Robert Half International, Inc.*................      1,600        42,400
 TXU Corp. ......................................      2,126        94,208
 Yahoo!, Inc.*...................................      4,766       143,799
                                                               -----------
                                                                   370,020
                                                               -----------
 Printing/Publishing 0.2%
 Deluxe Corp.....................................        609        15,389
 Dow Jones & Co., Inc............................        720        40,770
 Equifax, Inc....................................      1,224        35,114
 McGraw-Hill, Inc................................      1,627        95,383
 R.R. Donnelley & Sons Co........................      1,064        28,728
                                                               -----------
                                                                   215,384
                                                               -----------
 Durables 2.8%
 Aerospace 1.1%
 B.F. Goodrich Co................................        832        30,264
 Boeing Co.......................................      7,547       498,102
 Lockheed Martin Corp............................      3,644       123,714
 Northrop Grumman Corp...........................        625        51,875
 Rockwell International Corp.....................      1,656        78,867
 United Technologies Corp........................      3,957       311,119
                                                               -----------
                                                                 1,093,941
                                                               -----------



                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Automobiles 0.8%
 Cummins Engine Co., Inc.........................        562        21,321
 Dana Corp.......................................      1,257        19,248
 Delphi Automotive Systems Corp..................      4,783        53,809
 Eaton Corp......................................        616        46,316
 Ford Motor Co...................................     15,994       374,859
 General Motors Corp.............................      4,792       244,093
 Genuine Parts Co................................      1,409        36,898
 Navistar International Corp.*...................        521        13,644
                                                               -----------
                                                                   810,188
                                                               -----------
 Construction/Agricultural Equipment 0.3%
 Caterpillar, Inc................................      2,917       138,011
 Deere & Co......................................      1,958        89,701
 PACCAR, Inc.....................................        649        31,963
                                                               -----------
                                                                   259,675
                                                               -----------
 Leasing Companies 0.0%
 Ryder System, Inc...............................      1,052        17,490
                                                               -----------
 Telecommunications Equipment 0.6%
 Andrew Corp.*...................................        680        14,790
 Lucent Technologies, Inc........................     28,511       384,899
 Scientific-Atlanta, Inc.........................      1,368        44,546
 Tellabs, Inc.*..................................      3,524       199,106
                                                               -----------
                                                                   643,341
                                                               -----------
 Tires 0.0%
 Cooper Tire & Rubber Co.........................        549         5,833
 Goodyear Tire & Rubber Co.......................      1,420        32,646
                                                               -----------
                                                                    38,479
                                                               -----------
 Manufacturing 9.4%
 Chemicals 0.9%
 Dow Chemical Co.................................      5,753       210,704
 E.I. du Pont de Nemours & Co....................      8,790       424,667
 Eastman Chemical Co.............................        643        31,346
 Engelhard Corp..................................      1,100        22,413
 Great Lakes Chemicals Corp. ....................        500        18,594
 Hercules, Inc...................................      1,007        19,196
 Mead Corp.......................................        838        26,292
 Praxair, Inc. ..................................      1,334        59,196
 Rohm & Haas Co..................................      1,826        66,307
 Sigma-Aldrich Corp..............................        668        26,261
 Union Carbide Corp..............................      1,203        64,736
                                                               -----------
                                                                   969,712
 Containers & Paper 0.3%                                       -----------

 Bemis Company, Inc..............................        456        15,305
 Boise Cascade Corp..............................        469        15,770
 International Paper Co..........................      4,152       169,454
 Pactiv Corp.*...................................      1,398        17,300
 Sealed Air Corp.*...............................        795        24,248
 Temple-Inland, Inc..............................        468        25,097
 Willamette Industries...........................        974        45,717
                                                               -----------
                                                                   312,891
                                                               -----------
 Diversified Manufacturing 5.9%
 Ball Corp.......................................        200         9,213
 Briggs & Stratton Corp..........................        129         5,724
 Cooper Industries, Inc..........................      1,051        48,280


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------



                                                   Shares     Value ($)
--------------------------------------------------------------------------------
 Crane Co........................................        514        14,617
 Dover Corp......................................      1,678        68,064
 Fortune Brands, Inc.............................      1,309        39,270
 General Electric Co.............................     84,672     4,058,964
 Honeywell International, Inc....................      6,813       322,340
 ITT Industries, Inc.............................        719        27,861
 Leggett & Platt.................................      1,657        31,379
 Loews Corp......................................        817        84,611
 Minnesota Mining & Manufacturing
    Co...........................................      3,310       398,855
 National Service Industries, Inc................        400        10,275
 TRW, Inc........................................      1,000        38,750
 Textron, Inc....................................      1,243        57,800
 Thermo Electron Corp.*..........................      1,505        44,774
 Tyco International Ltd..........................     14,936       828,948
                                                               -----------
                                                                 6,089,725
                                                               -----------
 Electrical Products 0.3%
 American Power Conversion Corp.*................      1,923        23,797
 Emerson Electric Co.............................      3,662       288,611
 Power-One, Inc.* ...............................        682        26,811
 Thomas & Betts Corp.............................      1,027        16,625
                                                               -----------
                                                                   355,844
                                                               -----------
 Hand Tools 0.2%
 Black & Decker Corp.............................        694        27,240
 Danaher Corp....................................      1,247        85,264
 Snap-On, Inc....................................        493        13,742
 Stanley Works...................................        685        21,363
                                                               -----------
                                                                   147,609
                                                               -----------
 Industrial Specialty 1.2%
 Avery Dennison Corp.............................        915        50,211
 Centex Corp.....................................        484        18,180
 Corning, Inc....................................      7,834       413,733
 Johnson Controls, Inc...........................        715        37,180
 Novellus Systems*...............................      1,101        39,567
 PPG Industries, Inc.............................      1,505        69,700
 Pall Corp.......................................      1,053        22,442
 QUALCOMM, Inc.*.................................      6,414       527,151
 Sherwin-Williams Co.............................      1,404        36,943
                                                               -----------
                                                                 1,215,107
                                                               -----------
 Machinery/Components/Controls 0.4%
 Illinois Tool Works, Inc........................      2,618       155,935
 Ingersoll-Rand Co...............................      1,311        54,898
 Millipore Corp..................................        431        27,153
 Parker-Hannifin Corp............................        998        44,037
 Pitney Bowes, Inc...............................      2,191        72,577
 Timken Co.......................................        485         7,336
 Visteon Corp....................................      1,094        12,581
                                                               -----------
                                                                   374,517
                                                               -----------
 Office Equipment/Supplies 0.1%
 Lexmark International Group,
    Inc. "A"*....................................      1,070        47,414
 Xerox Corp......................................      5,684        26,289
                                                               -----------
                                                                    73,703
                                                               -----------
 Specialty Chemicals 0.1%
 Air Products & Chemicals, Inc...................      1,985        81,385







                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 FMC Corp.*......................................        243        17,420
                                                               -----------
                                                                    98,805
                                                               -----------
 Wholesale Distributors 0.0%
 W.W. Grainger, Inc..............................        774        28,251
                                                               -----------
 Technology 17.4%
 Computer Software 4.6%
 Adobe Systems, Inc..............................      2,070       120,448
 America Online, Inc.*...........................     19,987       695,548
 Autodesk, Inc.*.................................        509        13,711
 BMC Software, Inc.*.............................      2,108        29,512
 Broadvision, Inc.*..............................      2,400        28,350
 Citrix Systems, Inc.*...........................      1,564        35,190
 Computer Associates International,
    Inc..........................................      4,965        96,818
 Compuware Corp.*................................      3,046        19,038
 Comverse Technology, Inc.*......................      1,373       149,142
 Intuit, Inc.*...................................      1,800        70,988
 Microsoft Corp.*................................     45,579     1,976,989
 Oracle Corp.*...................................     47,825     1,389,914
 Parametric Technology Corp.*....................      2,291        30,785
 PeopleSoft, Inc.*...............................      2,464        91,630
                                                               -----------
                                                                 4,748,063
                                                               -----------
 Diverse Electronic Products 1.3%
 Applied Materials, Inc.*........................      6,903       263,608
 Dell Computer Corp.*............................     22,147       386,188
 Molex, Inc......................................      1,692        60,057
 Motorola, Inc...................................     18,630       377,258
 Solectron Corp.*................................      5,440       184,416
 Teradyne, Inc.*.................................      1,474        54,907
                                                               -----------
                                                                 1,326,434
                                                               -----------
 EDP Peripherals 1.8%
 EMC Corp........................................     18,748     1,246,742
 Mercury Interactive Corp.*......................        690        62,273
 Network Appliance, Inc.*........................      2,712       174,077
 Symbol Technologies, Inc........................      1,200        43,200
 VERITAS Software Corp...........................      3,367       294,613
                                                               -----------
                                                                 1,820,905
                                                               -----------
 Electronic Components/Distributors 2.9%
 Adaptec, Inc.*..................................        820         8,405
 Altera Corp.*...................................      3,346        88,042
 Analog Devices, Inc.*...........................      3,028       154,996
 Applied Micro Circuits Corp.*...................      2,379       195,122
 Broadcom Corp. "A"*.............................      2,052       172,368
 Cisco Systems, Inc.*............................     61,490     2,351,993
 Gateway, Inc.*..................................      2,777        49,958
                                                               -----------
                                                                 3,020,884
                                                               -----------
 Electronic Data Processing 2.9%
 Apple Computer, Inc.*...........................      2,791        41,516
 Ceridian Corp.*.................................      1,239        24,703
 Compaq Computer Corp............................     14,571       219,294
 Hewlett-Packard Co..............................     16,864       532,270
 International Business Machines
    Corp.........................................     14,955     1,271,175
 Radioshack Corp.................................      1,570        67,216




    The accompanying notes are an integral part of the financial statements.

                                                   Shares     Value ($)
--------------------------------------------------------------------------------
 Sun Microsystems, Inc.*.........................     27,541       767,705
 Unisys Corp.*...................................      2,680        39,195
                                                               -----------
                                                                 2,963,074
                                                               -----------
 Military Electronics 0.3%
 Computer Sciences Corp.*........................      1,436        86,340
 General Dynamics Corp.*.........................      1,680       131,040
 Raytheon Co. "B"................................      2,897        89,988
                                                               -----------
                                                                   307,368
                                                               -----------
 Office/Plant Automation 0.1%
 Cabletron Systems, Inc.*........................      1,593        23,995
 Novell, Inc.*...................................      2,775        14,482
 Palm, Inc.*.....................................      4,878       138,109
                                                               -----------
                                                                   176,586
                                                               -----------
 Semiconductors 3.3%
 Advanced Micro Devices, Inc.*...................      2,695        37,225
 Conexant Systems, Inc.*.........................      1,980        30,443
 Intel Corp......................................     57,528     1,729,436
 KLA Tencor Corp.*...............................      1,595        53,732
 LSI Logic Corp..................................      2,685        45,887
 Linear Technology Corp..........................      2,700       124,875
 Maxim Integrated Products, Inc.*................      2,390       114,272
 Micron Technology, Inc.*........................      4,875       173,063
 National Semiconductor Corp.*...................      1,501        30,208
 QLogic Corp.*...................................        741        57,057
 Sanmina Corp.*..................................      1,316       100,839
 Texas Instruments, Inc..........................     14,795       700,913
 Vitesse Semiconductor Corp.*....................      1,500        82,969
 Xilinx, Inc.*...................................      2,830       130,534
                                                               -----------
                                                                 3,411,453
                                                               -----------
 Miscellaneous 0.2%
 Agilent Technologies, Inc.*.....................      3,848       210,698
                                                               -----------
 Energy 7.7%
 Engineering 0.0%
 McDermott International, Inc....................        477         5,128
                                                               -----------
 Oil & Gas Production 4.8%
 Anadarko Petroleum Corp.........................      2,088       148,415
 Apache Corp.....................................      1,013        70,973
 Burlington Resources, Inc.......................      1,814        91,607
 Coastal Corp....................................      1,794       158,433
 Conoco, Inc.....................................      5,338       154,468
 Devon Energy Corp...............................      1,131        68,957
 EOG Resources, Inc..............................        939        51,352
 Exxon Mobil Corp................................     29,680     2,580,305
 Kerr-McGee Corp.................................        770        51,542
 Nabors Industries, Inc.*........................      1,198        70,862
 Occidental Petroleum Corp.......................      3,135        76,024
 Royal Dutch Petroleum Co.
    (New York shares)............................     18,374     1,112,775
 Texaco, Inc.....................................      4,654       289,130
 Tosco Corp......................................      1,229        41,709
                                                               -----------
                                                                 4,966,552
                                                               -----------
 Oil Companies 0.8%
 Amerada Hess Corp...............................        776        56,697






                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Ashland, Inc....................................        615        22,072
 Chevron Corp....................................      5,520       466,095
 Phillips Petroleum Co...........................      2,156       122,623
 USX Marathon Group..............................      2,722        75,536
 Unocal Corp.....................................      2,059        79,658
                                                               -----------
                                                                   822,681
                                                               -----------
 Oil/Gas Transmission 0.9%
 El Paso Energy Corp.............................      2,012       144,110
 Enron Corp......................................      6,368       529,340
 Kinder Morgan, Inc..............................        964        50,309
 Niagara Mohawk Holdings, Inc.*..................      1,239        20,676
 Sempra Energy...................................      1,676        38,967
 Sunoco, Inc.....................................        802        27,017
 Williams Companies, Inc.........................      3,750       149,766
                                                               -----------
                                                                   960,185
                                                               -----------
 Oilfield Services/Equipment 0.7%
 Baker Hughes, Inc...............................      2,832       117,705
 Halliburton Co..................................      3,791       137,424
 Rowan Companies, Inc.*..........................        777        20,979
 Schlumberger Ltd................................      4,921       393,372
                                                               -----------
                                                                   669,480
                                                               -----------
 Miscellaneous 0.5%
 Dynegy, Inc.....................................      2,684       150,472
 Exelon Corp.....................................      2,702       189,707
 Massey Energy Co................................         94         1,199
 Progress Energy, Inc............................      2,723       133,938
 Progress Energy, Inc.*..........................        814           326
                                                               -----------
                                                                   475,642
                                                               -----------
 Metals & Minerals 0.6%
 Precious Metals 0.1%
 Barrick Gold Corp...............................      3,393        55,577
 Freeport McMoRan Copper & Gold,
    Inc. "B"*....................................      1,287        11,020
 Homestake Mining Co.............................      2,003         8,388
 Newmont Mining Corp.............................      1,415        24,143
 Placer Dome, Inc................................      2,846        27,398
                                                               -----------
                                                                   126,526
                                                               -----------
 Steel & Metals 0.5%
 Alcan Aluminium Ltd.............................      2,782        95,174
 Alcoa, Inc......................................      7,397       247,800
 Allegheny Technologies, Inc.....................        667        10,589
 Inco Ltd.*......................................      1,518        25,442
 Nucor Corp......................................        676        26,829
 Phelps Dodge Corp...............................        654        36,501
 USX-US Steel Group, Inc.........................        761        13,698
 Worthington Industries, Inc.*...................        726         5,853
                                                               -----------
                                                                   461,886
                                                               -----------
 Construction 0.3%
 Building Materials 0.0%
 Vulcan Materials Co.............................        910        43,566
                                                               -----------
 Building Products 0.2%

 Georgia-Pacific Group...........................      1,941        60,414
 Masco Corp......................................      3,826        98,280
                                                               -----------
                                                                   158,694
                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares     Value ($)
--------------------------------------------------------------------------------
 Forest Products 0.1%
 Louisiana-Pacific Corp..........................        880         8,910
 Potlatch Corp...................................        200         6,713
 Westvaco Corp...................................        807        23,554
 Weyerhaeuser Co.................................      1,832        92,974
                                                               -----------
                                                                   132,151
                                                               -----------
 Homebuilding 0.0%
 Kaufman & Broad Home Corp.......................        427        14,385
 Pulte Corp......................................        395        16,664
                                                               -----------
                                                                    31,049
                                                               -----------
 Transportation 0.6%
 Air Freight 0.1%
 FedEx Corp.*....................................      2,296        91,748
                                                               -----------
 Airlines 0.2%
 AMR Corp.*......................................      1,247        48,867
 Delta Air Lines, Inc............................        994        49,886
 Southwest Airlines Co...........................      4,299       144,145
 US Airways Group, Inc.*.........................        590        23,932
                                                               -----------
                                                                   266,830
                                                               -----------
 Railroads 0.3%
 Burlington Northern Santa Fe Corp...............      3,379        95,668
 CSX Corp........................................      1,874        48,607
 Norfolk Southern Corp...........................      3,185        42,400
 Union Pacific Corp..............................      2,105       106,829
                                                               -----------
                                                                   293,504
                                                               -----------
 Utilities 2.2%
 Electric Utilities 1.8%
 AES Corp.*......................................      3,881       214,910
 Allegheny Energy, Inc...........................        910        43,851
 Ameren Corp.....................................      1,097        50,805
 American Electric Power Co......................      2,680       124,620
 CINergy Corp....................................      1,349        47,384



                                                   Shares     Value ($)
--------------------------------------------------------------------------------
 CMS Energy Corp.................................        956        30,293
 Calpine Corp.*..................................      2,380       107,249
 Consolidated Edison, Inc........................      1,744        67,144
 DTE Energy Co...................................      1,146        44,622
 Dominion Resources, Inc.........................      2,022       135,474
 Duke Energy Corp................................      3,122       266,151
 Edison International............................      2,667        41,672
 Entergy Corp....................................      1,831        77,474
 FPL Group, Inc..................................      1,508       108,199
 FirstEnergy Corp................................      1,848        58,328
 GPU, Inc........................................      1,180        43,439
 PG&E Corp.......................................      3,231        64,620
 Pinnacle West Capital Corp......................        708        33,719
 Public Service Enterprise Group.................      1,774        86,261
 Southern Co.....................................      5,698       189,459
                                                               -----------
                                                                 1,890,200
                                                               -----------
 Natural Gas Distribution 0.3%
 KeySpan Corp....................................      1,132        47,969
 NICOR, Inc......................................        406        17,534
 NiSource, Inc...................................      1,751        53,843
 NiSource, Inc.*.................................        347           954
 ONEOK, Inc......................................        300        14,438
 PPL Corp........................................      1,179        53,276
 Peoples Energy Corp.............................        328        14,678
 Reliant Energy, Inc.............................      2,465       106,765
                                                               -----------
                                                                   309,457
                                                               -----------
 Miscellaneous 0.1%
 Xcel, Energy Inc................................      2,887        83,903
                                                               -----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $107,014,502)                        100,251,557
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0%
   (Cost $109,957,303) (a)                                     103,194,358
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to KVS Index 500 Portfolio of Investments
--------------------------------------------------------------------------------

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a)The cost for federal income tax purposes was $110,634,593. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $7,440,235. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,588,895 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,029,130.

(b)At December 31, 2000, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.


--------------------------------------------------------------------------------


   At December 31, 2000, open futures contracts purchased were as follows:

                                                                                    Aggregate
                                                            Expiration              Face Value
    Futures                                                   Date       Contracts    ($)        Value ($)
    ----------------------------------------------------  --------------  --------  ------------  -----------
    S&P 500 Index                                          March 16,2001     5       1,654,130     1,662,500
                                                                                                  -----------
    Total unrealized appreciation on open futures contracts....................................      8,370
                                                                                                  -----------


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $109,957,303)......................   $  103,194,358
Receivable for investments sold..............................................               21
Dividends receivable.........................................................           82,540
Interest receivable..........................................................              165
Receivable for Portfolio shares sold.........................................           34,000
Foreign taxes recoverable....................................................              184
                                                                                ----------------
Total assets                                                                       103,311,268

Liabilities
------------------------------------------------------------------------------------------------
Due to custodian bank........................................................              353
Payable for investments purchased............................................          786,011
Payable for daily variation margin on open futures contracts.................           34,056
Payable for Portfolio shares redeemed........................................           15,437
Accrued management fee.......................................................           48,946
Accrued Trustees' fees and expenses..........................................            7,602
Other accrued expenses and payables..........................................           29,439
                                                                                ----------------
Total liabilities                                                                      921,844
------------------------------------------------------------------------------------------------
Net assets, at value                                                            $  102,389,424
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income..........................................          428,555
Net unrealized appreciation (depreciation) on:
   Investments...............................................................       (6,762,945)
   Futures...................................................................            8,370
Accumulated net realized gain (loss).........................................       (1,301,017)
Paid-in capital..............................................................      110,016,461
------------------------------------------------------------------------------------------------
Net assets, at value                                                            $  102,389,424
------------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------

NetAsset Value and redemption price per share ($102,389,424 / 104,700,341 outstanding shares of beneficial interest, $.01 par value, unlimited number  ----------------
   of shares authorized).....................................................   $         .978
                                                                                ----------------



    The accompanying notes are an integral part of the financial statements.


                                      137

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $3,732)..........................   $      802,582
Interest.....................................................................          243,275
                                                                                ----------------
Total Income                                                                         1,045,857
                                                                                ----------------
Expenses:
Management fee...............................................................          324,458
Custodian and accounting fees................................................          245,480
Auditing.....................................................................           19,537
Legal........................................................................           13,813
Trustees' fees and expenses..................................................           13,229
Reports to shareholders......................................................            9,008
Registration fees............................................................            3,717
Other........................................................................           12,361
                                                                                ----------------
Total expenses, before expense reductions....................................          641,603
Expense reductions...........................................................         (249,401)
                                                                                ----------------
Total expenses, after expense reductions                                               392,202
------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           653,655
------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments..................................................................         (665,824)
Futures......................................................................         (623,116)
                                                                                ----------------
                                                                                    (1,288,940)
                                                                                ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments..................................................................       (8,566,996)
Futures......................................................................          (11,044)
                                                                                ----------------
                                                                                    (8,578,040)
------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          (9,866,980)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $   (9,213,325)
------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                            For the Period
                                                                                                           September 1, 1999
                                                                                             Year Ended     (commencement of
                                                                                             December 31,    operations) to
Increase (Decrease) in Net Assets                                                              2000         December 31, 1999
                                -----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $     653,655    $     179,386
Net realized gain (loss) on investment transactions ....................................      (1,288,940)          84,164
Net unrealized appreciation (depreciation) on investment transactions during the period.      (8,578,040)       1,823,465
                                                                                        ---------------------------------
Net increase (decrease) in net assets resulting from operations ........................      (9,213,325)       2,087,015
                                                                                        ---------------------------------
Distributions to shareholders from:
Net investment income ..................................................................        (254,548)              --
                                                                                        ---------------------------------
Net realized gains .....................................................................        (254,548)              --
                                                                                        ---------------------------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      92,692,730       25,333,953
Reinvestment of distributions ..........................................................         509,096               --
Cost of shares redeemed ................................................................     (13,422,943)         (88,006)
                                                                                        ---------------------------------
Net increase (decrease) in net assets from Portfolio share transactions ................      79,778,883       25,245,947
                                                                                        ---------------------------------
Increase (decrease) in net assets ......................................................      70,056,462       27,332,962
Net assets at beginning of period ......................................................      32,332,962        5,000,000
Net assets at end of period (including undistributed net investment income of $428,555 .              --               --
   and $179,390, respectively) .........................................................   $ 102,389,424    $  32,332,962
                                                                                        ---------------------------------

Other Information
                                -----------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................      29,512,927        5,000,000
                                                                                        ---------------------------------
Shares sold ............................................................................      87,651,728       24,596,356
Shares issued to shareholders in reinvestment of distributions .........................         459,208               --
Shares redeemed ........................................................................     (12,923,522)         (83,429)
                                                                                        ---------------------------------
Net increase (decrease) in Portfolio shares ............................................      75,187,414       24,512,927
                                                                                        ---------------------------------
Shares outstanding at end of period ....................................................     104,700,341       29,512,927
                                                                                        ---------------------------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

----------------------------------------------------------------------------------------------
Periods Ended December 31,                                                   2000    1999(a)
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 1.096     1.000
                                                                          --------------------
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------
Net investment income (loss) (b)                                             .010      .010
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          (.118)     .086
                                                                          --------------------
----------------------------------------------------------------------------------------------
Total from investment operations                                            (.108)     .096
----------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------
Net investment income                                                       (.005)       --
----------------------------------------------------------------------------------------------
Net realized gains on investment transactions                               (.005)       --
                                                                          --------------------
----------------------------------------------------------------------------------------------
Total distributions                                                         (.010)       --
----------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  .978     1.096
                                                                          --------------------
----------------------------------------------------------------------------------------------
Total Return (%)                                                            (9.93)     9.55**
----------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        102        32
----------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .88       .84*
----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .54       .55*
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .90      3.72*
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    20         1*
----------------------------------------------------------------------------------------------


(a) For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

(b) Based on monthly average shares outstanding during the period.

*   Annualized  ** Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Small Cap Value Portfolio

It was a disappointing year. The Kemper Small Cap Value Portfolio's strict valuation discipline and diversified portfolio structure were not rewarded during the narrow momentum-driven market during the first half of fiscal year 2000. Small-cap funds willing to stretch their valuation parameters during that period tended to outperform funds with a rigorous commitment to value based on traditional fundamental investment criteria (such as price-to-earnings and price-to-book ratios). Despite a rebound in the portfolio's relative results during the second half of fiscal year 2000, we were unable to overcome a large performance deficit incurred during the first quarter.

The unmanaged Russell 2000 Index, a broad group of small-company stocks, fell more than 20% for the 12 months ended December 31, 2000. We did well with our selections of financial, utility and consumer staples stocks. However, these gains were more than offset by setbacks in other sectors. Health care and energy stocks were the two best-performing sectors within the Russell 2000 for the 12 months ended December 31, 2000, and we lagged in both areas. Still, we preserved capital to a greater extent than our benchmark in the volatile technology and communication services areas by avoiding overvalued securities within these sectors.

This past year the portfolio was still completing a transition to a new sector-relative value investment approach, and this further exacerbated the challenges presented by the market. As relative value managers, we attempt to uncover the value of individual stocks vis-a-vis their peers in a given industry or sector.

In our view, the short-term prospects for small-cap value stocks are mixed, while the long-term outlook for the portfolio's market niche is brighter than a year ago when investors focused on growth at any price. Over the next few months, we may face slowing U.S. economic growth, a credit crunch for unprofitable growth companies, more earnings shortfalls at many large-cap companies, and continued high prices for commodities like oil and natural gas.

At the same time, however, value investment disciplines have come back into favor, and that bodes well for patient, long-term investors. We believe many slower-growing old economy companies with solid balance sheets and positive, stable cash flow are better positioned to retain value in a slowdown than some new economy companies whose stock prices may still reflect wishful thinking and rosy growth forecasts.

James M. Eysenbach
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Small Cap Value Portfolio from 5/1/1996 to 12/31/2000
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Kemper Small Cap Value         Russell 2000 Index        Consumer Price Index
Portfolio

1996.25     10000              1996.25     10000              1996.25     10000
1996.5       9295              1996.5       9967              1996.5      10026
1996.75      9528              1996.75     10001              1996.75     10096
1997        10186              1997        10521              1997        10147
1997.25      9975              1997.25      9977              1997.25     10237
1997.5      11621              1997.5      11595              1997.5      10256
1997.75     12923              1997.75     13320              1997.75     10314
1998        12400              1998        12874              1998        10320
1998.25     13568              1998.25     14169              1998.25     10377
1998.5      12683              1998.5      13509              1998.5      10429
1998.75      9833              1998.75     10787              1998.75     10467
1999        11005              1999        12546              1999        10486
1999.25     10184              1999.25     11866              1999.25     10557
1999.5      11663              1999.5      13711              1999.5      10633
1999.75     10813              1999.75     12844              1999.75     10742
2000        11312              2000        15213              2000        10768
2000.25     11333              2000.25     16291              2000.25     10947
2000.5      11100              2000.5      15675              2000.5      11024
2000.75     11504              2000.75     15848              2000.75     11113
2001        11771              2001        14754              2001        11132

The Russell 2000 Index is a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market cap of $591 million. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation.

--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------


                                                        Life of
 For the periods ended December 31, 2000   1-year      portfolio
--------------------------------------------------------------------------------------------
Kemper Small Cap Value Portfolio            4.05%         3.56%      (Since 5/1/1996)
--------------------------------------------------------------------------------------------




1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Investments by the portfolio in small companies present greater risk of loss than investments in larger, more established companies.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio                                     as of December 31,2000
--------------------------------------------------------------------------------

Kemper Small Cap Value Portfolio

                                                  Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 2.3%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $1,931,276 on 1/2/2001**                                 ----------
    (Cost $1,930,000) .......................    1,930,000    1,930,000
                                                             ----------
                                                    Shares
--------------------------------------------------------------------------------
Common Stocks 97.7%
 Consumer Discretionary 8.7%
 Apparel & Shoes 1.4%
 Genesco, Inc.* .............................       17,500      427,656
 K-Swiss, Inc. "A" ..........................       10,900      272,500
 Phillips-Van Heusen Corp. ..................       30,000      390,000
 Tarrant Apparel Group* .....................        9,000       32,625
 The Buckle, Inc.* ..........................        2,900       50,931
                                                             ----------
                                                              1,173,712
                                                             ----------
 Department & Chain Stores 2.4%
 Casey's General Stores, Inc. ...............       11,800      176,262
 Cato Corp. .................................       21,700      298,375
 Charming Shoppes, Inc.* ....................       59,600      357,600
 Deb Shops, Inc. ............................       14,700      198,450
 Dress Barn, Inc.* ..........................       21,800      632,200
 Hot Topic, Inc.* ...........................       16,200      266,287
 Shopko Stores, Inc.* .......................        9,100       45,500
                                                             ----------
                                                              1,974,674
                                                             ----------
 Home Furnishings 0.2%
 American Woodmark Corp.* ...................        8,500      133,742
 Haverty Furniture Co., Inc. ................        7,300       72,087
                                                             ----------
                                                                205,829
                                                             ----------
 Hotels & Casinos 0.4%
 Anchor Gaming* .............................        5,400      210,600
 Pinnacle Entertainment, Inc.* ..............       10,900      147,150
                                                             ----------
                                                                357,750
                                                             ----------
 Recreational Products 0.4%
 Fairfield Communities, Inc.* ...............       12,600      177,187
 WMS Industries, Inc.* ......................        9,800      197,225
                                                             ----------
                                                                374,412
                                                             ----------


 Restaurants 2.3%
 CEC Entertainment, Inc.* ...................       12,200      416,325
 NPC International, Inc.* ...................       27,100      293,019
 O'Charley's, Inc.* .........................       21,900      390,094
 Ruby Tuesday, Inc. .........................       40,400      616,100
 Ryan's Family Steak Houses, Inc.* ..........       24,100      227,444
                                                             ----------
                                                              1,942,982
                                                             ----------
 Specialty Retail 1.2%
 Cellstar Corp.* ............................       16,500       23,719
 Spiegel, Inc. "A" ..........................       57,800      249,263
 The Topps Co., Inc.* .......................       33,400      306,863


                                                      Shares    Value ($)
--------------------------------------------------------------------------------


 Trans World Entertainment Corp.* ...........       45,400      405,763
                                                             ----------
                                                                985,608
                                                             ----------
 Miscellaneous 0.4%
 Handleman Co.* .............................       42,500      318,750
                                                             ----------
 Consumer Staples 6.2%
 Alcohol & Tobacco 0.5%
 Schweitzer-Mauduit International, Inc. .....       16,900
                                                                323,635

 Universal Corp. ............................        3,200      112,000
                                                             ----------
                                                                435,635
                                                             ----------
 Consumer Electronic & Photographic 0.6%
 Applica, Inc.* .............................       21,700      105,787
 Salton, Inc.* ..............................       19,000      393,063
                                                             ----------
                                                                498,850
                                                             ----------
 Consumer Specialties 0.2%
 Russ Berrie & Co., Inc. ....................        4,800      101,400
 Sola International, Inc.* ..................       11,300       46,613
                                                             ----------
                                                                148,013
                                                             ----------

 Food & Beverage 3.7%
 Corn Products International ................       12,200      354,562
 Earthgrains Co. ............................       14,700      271,950
 Fresh Del Monte Produce, Inc.* .............       55,000      244,062
 J & J Snack Foods Corp.* ...................       18,600      312,712
 Jack in the Box, Inc.* .....................       13,900      409,181
 Lance, Inc. ................................       37,200      470,812
 Michael Foods, Inc. ........................        5,100      153,638
 Performance Food Group Co.* ................       17,000      871,516
                                                             ----------
                                                              3,088,433
                                                             ----------
 Package Goods/Cosmetics 0.1%
 Chattem, Inc.* .............................       13,200       74,250
                                                             ----------
 Textiles 1.1%
 Nautica Enterprises, Inc.* .................       29,800      453,984
 Polymer Group, Inc. ........................        9,200       49,450
 Springs Industries, Inc. "A" ...............       14,400      467,100
                                                             ----------
                                                                970,534
                                                             ----------
 Health 15.4%
 Biotechnology 0.7%
 Bio-Rad Laboratories, Inc. "A"* ............       16,700      531,060
 Pharmacopeia, Inc.* ........................        4,200       91,613
                                                             ----------
                                                                622,673
                                                             ----------
 Health Industry Services 4.7%
 AmeriPath, Inc.* ...........................       39,000      975,000
 Covance, Inc.* .............................        4,300       46,225
 Hanger Orthopedic Group, Inc.* .............       20,100       26,381
 Hooper Holmes, Inc. ........................       23,600      261,016
 PAREXEL International Corp.* ...............       90,000      973,125
 RehabCare Group, Inc.* .....................        6,800      349,350
 Res-Care, Inc.* ............................       17,700       79,650
 Rightchoice Managed Care, Inc.* ............        6,800      236,725
 Syncor International Corp.* ................       17,200      625,650


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                      Shares     Value ($)
--------------------------------------------------------------------------------


 US Oncology, Inc.* .........................       53,800      339,613
                                                             ----------
                                                              3,912,735
                                                             ----------

 Hospital Management 2.8%
 Coventry Health Care, Inc.* ................       20,300      541,756
 Province Healthcare Co.* ...................       11,500      452,813
 Quorom Health Group, Inc.* .................       80,700    1,271,025
 Triad Hospitals, Inc.* .....................        2,700       87,919
                                                             ----------
                                                              2,353,513
                                                             ----------
 Medical Supply & Specialty 4.5%
 Bacou USA, Inc.* ...........................       16,600      431,600
 Conmed Corp.* ..............................       48,500      830,562
 Cooper Companies, Inc. .....................       15,800      630,025
 Laboratory Corp. of America
    Holdings* ...............................        2,500      440,000
 Polymedica Industries, Inc.* ...............        4,500      150,188
 ResMed, Inc.* ..............................        8,100      322,988
 Theragenics Corp.* .........................       26,200      131,000
 Ventana Medical Systems, Inc.* .............        4,900       90,650
 Vital Signs, Inc. ..........................       18,300      587,888
 Zoll Medical Corp.* ........................        3,700      129,731
                                                             ----------
                                                              3,744,632
                                                             ----------
 Pharmaceuticals 2.2%
 Advance Paradigm, Inc.* ....................       13,500      614,250
 Alpharma, Inc. "A" .........................        3,600      157,950
 Pharmaceutical Product
    Development* ............................        8,800      437,250
 Ribozyme Pharmaceuticals, Inc.* ............        4,500       64,406
 Sicor, Inc.* ...............................       38,500      555,844
                                                             ----------
                                                              1,829,700
                                                             ----------
 Miscellaneous 0.5%
 Impath, Inc.* ..............................        6,900      458,850
                                                             ----------
 Communications 2.3%
 Telephone/Communications 2.3%
 AVT Corp. ..................................       45,600      226,575
 CT Communications, Inc. ....................       16,500      232,031
 Commonwealth Telephone
    Enterprises, Inc.* ......................        3,900      136,500
 General Communication, Inc. "A"* ...........       34,000      238,000
 Hickory Tech Corp. .........................       14,200      291,100
 IDT Corp.* .................................        1,700       34,637
 North Pittsburgh Systems, Inc. .............       19,300      212,300
 Plantronics, Inc.* .........................        7,800      366,600
 US LEC Corp. "A"* ..........................        5,000       24,063
 Xircom, Inc.* ..............................       11,500      178,250
                                                             ----------
                                                              1,940,056
                                                             ----------
 Miscellaneous 0.0%
 Tut Systems, Inc.* .........................        2,600       21,450
                                                             ----------
 Financial 16.3%
 Banks 5.3%
 BSB Bancorp, Inc. ..........................       10,100      133,036
 Banner Corp. ...............................       13,640      208,010
 Dime Community Bancshares ..................       11,300      285,325
 Downey Financial Corp. .....................       10,800      594,000




                                                      Shares    Value ($)
--------------------------------------------------------------------------------

 First Federal Financial Corp.* .............       17,700      571,931
 First Republic Bank* .......................       10,400      343,200
 GBC Bancorp ................................       15,600      598,650
 Imperial Bancorp* ..........................       29,516      774,795
 MAF Bancorp, Inc. ..........................       13,300      378,219
 PFF Bancorp, Inc. ..........................       18,000      375,750
 St. Francis Capital Corp. ..................       14,000      183,750
                                                             ----------
                                                              4,446,666
                                                             ----------
 Insurance 6.6%
 Alfa Corp. .................................       28,100      516,337
 AmerUS Group, Inc. .........................       13,500      437,062
 CNA Surety Corp. ...........................       25,800      367,650
 Delphi Financial Group, Inc.* ..............        7,428      285,978
 Farm Family Holdings, Inc.* ................        9,500      406,125
 First American Financial Co. ...............       15,700      516,137
 LandAmerica Financial Group, Inc. ..........       10,000      404,375
 PMA Capital Corp. ..........................       12,900      222,525
 Philadelphia Consolidated Holding
    Corp.* ..................................       16,100      497,088
 RLI Corp. ..................................       10,600      473,688
 SCPIE Holdings, Inc. .......................        5,200      122,850
 Selective Insurance Group, Inc. ............       14,800      358,900
 Stewart Information Services Corp. .........       11,100      246,281
 The Midland Co. ............................        5,700      158,175
 White Mountains Insurance Group,
    Inc .....................................        1,600      510,400
                                                             ----------
                                                              5,523,571
                                                             ----------
 Consumer Finance 0.2%
 New Century Financial Corp.* ...............       19,600      205,800
                                                             ----------
 Other Financial Companies 2.8%
 Ishares Russell 2000 Index Fund ............       23,500    2,250,125
 Walter Industries, Inc. ....................       19,100      143,250
                                                             ----------
                                                              2,393,375
                                                             ----------
 Real Estate 1.2%
 Prentiss Properties Trust (REIT) ...........       36,500      983,219
                                                             ----------
 Miscellaneous 0.2%
 Tucker Anthony Sutro Corp. .................        6,700      164,569
                                                             ----------
 Media 0.1%
 Advertising
 ADVO, Inc.* ................................        2,400      106,500
                                                             ----------
 Service Industries 5.4%
 EDP Services 0.5%
 Analysts International Corp.* ..............       11,800       44,987
 Keane, Inc.* ...............................       18,400      179,400
 Systems & Computer Technology
    Corp.* ..................................       18,400      226,550
                                                             ----------
                                                                450,937
                                                             ----------
 Environmental Services 0.3%
 URS Corp.* .................................       16,500      242,344
                                                             ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                     Shares     Value ($)
--------------------------------------------------------------------------------

 Investment 1.4%
 Raymond James Financial, Inc. ..............       18,500      645,188
 Southwest Securities Group, Inc. ...........       21,050      544,669
                                                             ----------
                                                              1,189,857
                                                             ----------
 Miscellaneous Commercial Services 2.4%
 AnswerThink, Inc.* .........................        5,400       19,575
 Avocent Corp.* .............................        8,607      232,389
 Century Business Services, Inc.* ...........       42,800       48,150
 eLoyalty Corp.* ............................       10,100       65,334
 Encompass Services Corp.* ..................       49,926      240,269
 First Consulting Group, Inc.* ..............        4,500       21,375
 IT Group, Inc.* ............................       15,800       79,000
 Integrated Electrical Services, Inc.* ......       37,200      220,875
 Kelly Services, Inc. "A" ...................       17,600      415,800
 Personnel Group of America, Inc.* ..........       15,500       26,156
 Source Information Management Co.* .........        4,400       16,500
 Syntel, Inc.* ..............................       19,300      110,975
 Volt Information Sciences, Inc.* ...........        9,000      186,750
 Wilsons Leather Experts* ...................       20,000      280,000
                                                             ----------
                                                              1,963,148
                                                             ----------
 Miscellaneous Consumer Services 0.3%
 CDI Corp.* .................................        9,800      143,325
 Infocus Corp.* .............................        9,500      140,125
                                                             ----------
                                                                283,450
                                                             ----------
 Printing/Publishing 0.2%
 Mail-Well, Inc.* ...........................       35,600      153,525
                                                             ----------
 Miscellaneous 0.3%
 Adminstaff, Inc.* ..........................        2,000       54,400
 Washington Group International,
    Inc.* ...................................       24,000      196,500
                                                             ----------
                                                                250,900
                                                             ----------
 Durables 5.5%
 Aerospace 1.9%
 Aeroflex, Inc.* ............................       11,050      318,551
 Alliant Techsystems, Inc.* .................        8,100      540,675
 Kaman Corp. "A" ............................        6,000      101,250
 Primex Technologies, Inc. ..................       19,500      621,563
                                                             ----------
                                                              1,582,039
                                                             ----------
 Automobiles 1.2%
 Borg-Warner Automotive, Inc. ...............       16,300      652,000
 Oshkosh Truck Corp. ........................        8,250      363,000
                                                             ----------
                                                              1,015,000
                                                             ----------

 Construction/Agricultural Equipment 0.3%
 Terex Corp.* ...............................       14,400      233,100
                                                             ----------
Leasing Companies 1.7%
 Aaron Rents, Inc. ..........................        8,100      113,906
 Dollar Thrifty Automotive Group,
    Inc.* ...................................       70,500    1,321,875
 Rent-Way, Inc.* ............................        6,900       30,619
                                                             ----------
                                                              1,466,400
                                                             ----------
 Telecommunications Equipment 0.4%
 Brooktrout Technology, Inc.* ...............       11,000      104,156
 Corsair Communications, Inc.* ..............       10,900       77,662




                                                      Shares    Value ($)
--------------------------------------------------------------------------------


 Glenayre Technologies, Inc.* ...............        7,700       27,191
 Spectralink Corp.* .........................        6,100       88,069
                                                             ----------
                                                                297,078
                                                             ----------
 Manufacturing 10.1%
 Chemicals 0.2%
 Albany Molecular Research, Inc.* ...........        2,200      135,575
                                                             ----------
 Containers & Paper 0.2%
 P.H. Glatfelter Co. ........................       13,500      168,075
                                                             ----------
 Diversified Manufacturing 2.6%
 Ball Corp.* ................................       13,500      621,844
 Briggs & Stratton Corp. ....................       12,500      554,687
 Myers Industries, Inc. .....................       54,111      784,612
 SPS Technologies, Inc.* ....................        4,800      263,100
                                                             ----------
                                                              2,224,243
                                                             ----------
 Electrical Products 0.0%
 Methode Electronics "A" ....................        2,100       48,169
                                                             ----------
 Industrial Specialty 1.2%
 Buckeye Technologies, Inc.* ................       26,800      376,875
 FSI International, Inc.* ...................       12,900      108,037
 Fleetwood Enterprises, Inc. ................       30,000      315,000
 General Cable Corp. ........................       27,700      122,919
 UNOVA, Inc.* ...............................       29,700      107,663
                                                             ----------
                                                              1,030,494
                                                             ----------
 Machinery/Components/Controls 3.8%
 American Axle & Manufacturing
    Holdings, Inc.* .........................       66,800      530,225
 CIRCOR International, Inc. .................       10,500      105,000
 Gardner Denver Inc.* .......................       10,700      227,910
 Intermet Corp. .............................       61,600      223,300
 Penn Engineering & Manufacturing
    Corp ....................................        4,600      162,150
 RadiSys Corp.* .............................        2,700       69,863
 Varco International, Inc.* .................        6,416      139,548
 Watts Industries, Inc. "A" .................       46,000      638,250
 Woodward Governor Co. ......................       25,100    1,123,225
                                                             ----------
                                                              3,219,471
                                                             ----------
 Office Equipment/Supplies 0.3%
 United Stationers, Inc.* ...................        9,500      228,000
                                                             ----------

 Specialty Chemicals 0.3%
 Albemarle Corp.* ...........................        9,800      242,550
                                                             ----------
 Wholesale Distributors 0.6%
 Cascade Corp. ..............................       17,800      334,862
 WESCO International, Inc.* .................       24,500      177,625
                                                             ----------
                                                                512,487
                                                             ----------
 Miscellaneous 0.9%
 Concord Camera Corp.* ......................       11,200      184,800
 II-VI, Inc.* ...............................        2,100       31,894
 MKS Istruments, Inc. .......................        9,800      151,900
 Meade Intruments Group* ....................       11,900       78,094


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                     Shares     Value ($)
--------------------------------------------------------------------------------
 Sipex Corp.* ...............................       11,500      275,281
                                                             ----------
                                                                721,969
                                                             ----------

 Technology 11.9%
 Computer Software 4.8%
 Advanced Digital Information
    Corp.* ..................................       19,600      450,800
 Advent Software, Inc.* .....................        6,800      272,425
 Factset Research Systems, Inc. .............       13,100      485,617
 Hyperion Solutions Corp.* ..................        7,500      115,781
 InteliData Technologies Corp.* .............       12,500       32,422
 IntraNet Solutions, Inc.* ..................        2,000      102,000
 JDA Software Group, Inc.* ..................        6,600       86,212
 MAPICS, Inc. ...............................       15,000       75,000
 MICROS Systems, Inc.* ......................        5,000       91,250
 MTI Technology Corp.* ......................       16,500       64,969
 MTS Systems Corp. ..........................       31,100      225,475
 MapInfo Corp.* .............................        7,350      347,287
 Metro Information Services, Inc.* ..........       21,700      124,775
 Progress Software Corp.* ...................       19,100      275,756
 Remedy Corp.* ..............................        8,000      132,500
 Structural Dynamics Research Corp.* ........       28,300      283,000
 THQ, Inc.* .................................       18,900      460,688
 Unigraphics Solutions, Inc.* ...............        5,600       91,350
 Verity, Inc.* ..............................        7,700      185,281
 Vertel Corp.* ..............................       24,700       57,891
                                                             ----------
                                                              3,960,479
                                                             ----------

 Diverse Electronic Products 0.8%
 Cable Design Technologies Corp.* ...........       17,850      300,103
 DSP Group, Inc.* ...........................        5,800      122,072
 Esterline Technologies Corp.* ..............        8,500      223,125
                                                             ----------
                                                                645,300
                                                             ----------
 EDP Peripherals 0.3%
 Gerber Scientific, Inc. ....................       17,400      148,987
 NeoMagic Corp.* ............................       26,400       78,375
                                                             ----------
                                                                227,362
                                                             ----------

 Electronic Components/Distributors 1.2%
 Arrow International, Inc.* .................        2,600       97,947
 Brightpoint, Inc.* .........................       29,000      101,500
 Kent Electronics Corp.* ....................       10,300      169,950
 Maxwell Technologies, Inc.* ................        5,400       80,662
 Pioneer-Standard Electronics, Inc. .........       40,200      442,200
 Rogers Corp.* ..............................        3,300      135,506
                                                             ----------
                                                              1,027,765
                                                             ----------

 Electronic Data Processing 0.3%
 Epresence, Inc.* ...........................       10,700       46,478
 Sunquest Information Systems, Inc.* ........       25,800      230,588
                                                             ----------
                                                                277,066
                                                             ----------
 Military Electronics 0.2%
 Titan Corp.* ...............................        8,700      141,375
                                                             ----------

 Office/Plant Automation 1.3%
 CACI International, Inc.* ..................       21,500      494,836
 FileNet Corp.* .............................        9,500      258,875
 Mercury Computer Systems, Inc.* ............        1,800       83,587




                                                     Shares     Value ($)
--------------------------------------------------------------------------------

 Radiant Systems, Inc.* .....................       14,450      296,225
                                                             ----------
                                                              1,133,523
                                                             ----------
 Precision Instruments 0.9%
 Analogic Corp. .............................        7,100      316,394
 Molecular Devices Corp.* ...................        2,600      177,938
 Moog, Inc. "A"* ............................        6,200      179,800
 Photon Dynamics, Inc.* .....................        5,000      112,500
                                                             ----------
                                                                786,632
                                                             ----------
 Semiconductors 1.9%
 Actel Corp.* ...............................        4,000       96,750
 Alliance Semiconductor Corp.* ..............       30,800      348,425
 Alpha Industries, Inc.* ....................        8,800      325,600
 Exar Corp.* ................................       12,800      396,600
 General Semiconductor, Inc.* ...............       16,600      103,750
 Microsemi Corp.* ...........................        4,700      130,719
 Pericom Semiconductor Corp.* ...............        8,600      159,100
 White Electronic Designs* ..................        7,800       50,456
                                                             ----------
                                                              1,611,400
                                                             ----------
 Miscellaneous 0.2%
 Catalytica Energy Systems, Inc.* ...........          794       13,696
 iGATE Capital Corp.* .......................        2,000        5,750
 Littlefuse, Inc.* ..........................        1,700       48,662
 SERENA Software, Inc.* .....................        3,700      126,667
                                                             ----------
                                                                194,775
                                                             ----------
 Energy 3.3%
 Oil & Gas Production 2.6%
 Basin Exploration, Inc.* ...................       15,600      397,800
 Cabot Oil & Gas Corp. "A" ..................        7,900      246,381
 Clayton Williams Energy, Inc.* .............        5,700      153,900
 Comstock Resources, Inc.* ..................       15,200      224,200
 Cross Timbers Oil Co. ......................       20,150      559,162
 Key Production Co., Inc.* ..................        4,700      157,744
 Patina Oil & Gas Corp. .....................        8,500      204,000
 Penn Virginia Corp. ........................        6,500      215,719
                                                             ----------
                                                              2,158,906
                                                             ----------
 Oil Companies 0.2%
 Giant Industries, Inc.* ....................       18,500      135,281
                                                             ----------
 Oilfield Services/Equipment 0.5%
 Seitel, Inc.* ..............................       12,300      226,781
 Veritas DGC, Inc.* .........................        4,800      155,040
                                                             ----------
                                                                381,821
                                                             ----------
 Metals & Minerals 1.0%
 Steel & Metals
 AK Steel Holding Corp. .....................       22,900      200,375
 Gibraltar Steel Corp. ......................        5,100       89,569
 Quanex Corp. ...............................       26,100      525,263
                                                             ----------
                                                                815,207
                                                             ----------
 Construction 4.7%
 Building Materials 1.1%
 Elcor Corp. ................................        6,475      109,266
 Florida Rock Industries, Inc. ..............       10,200      399,075
 Pope & Talbot, Inc. ........................       18,000      302,625



    The accompanying notes are an integral part of the financial statements.

                                                    Shares      Value ($)
--------------------------------------------------------------------------------
 Universal Forest Products, Inc. ............        9,100      120,575
                                                             ----------
                                                                931,541
                                                             ----------

 Building Products 1.2%
 Dal-Tile International, Inc.* ..............       16,100      228,419
 Emcor Group, Inc.* .........................       10,000      255,000
 Genlyte Group, Inc.* .......................       15,400      365,750
 Nortek, Inc.* ..............................        7,700      182,394
                                                             ----------
                                                              1,031,563
                                                             ----------

 Homebuilding 2.4%
 Del Webb Corp.* ............................       26,200      766,350
 MDC Holdings, Inc. .........................       12,600      415,170
 NVR, Inc.* .................................        4,300      531,480
 Standard Pacific Corp. .....................       13,200      308,550
                                                             ----------
                                                              2,021,550
                                                             ----------

 Transportation 2.0%
 Airlines 0.3%
 America West Holding Corp.* ................       22,100      283,156

 Railroads 0.8%
 Trinity Industries, Inc. ...................       26,500      662,500

 Trucking 0.9%
 M.S. Carriers, Inc.* .......................        7,000      229,250


                                                     Shares      Value ($)
--------------------------------------------------------------------------------

 Roadway Express, Inc. ......................       14,500      307,219
 Yellow Corp.* ..............................       11,400      232,097
                                                             ----------
                                                                768,566
                                                             ----------

 Utilities 4.6%
 Electric Utilities 2.6%
 Anixter International, Inc.* ...............       16,700      361,137
 El Paso Electric Co. .......................       69,400      916,080
 Public Service Co. of New Mexico ...........       26,100      699,806
 WPS Resources Corp. ........................        5,500      202,469
                                                             ----------
                                                              2,179,492
                                                             ----------

 Natural Gas Distribution 2.0%
 Energen Corp. ..............................        7,300      234,969
 NUI Corp. ..................................       16,500      531,094
 ONEOK, Inc. ................................       12,600      606,375
 South Jersey Industries, Inc. ..............       11,200      333,200
                                                             ----------
                                                              1,705,638
                                                             ----------

 Automobile Receivables 0.2%
 Miscellaneous
 Sonic Automotive, Inc.* ....................       24,600      169,125
                                                             ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $80,919,213)                       82,165,575
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0%
   (Cost $82,849,213) (a)                                    84,095,575
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Small Cap Value Portfolio of Investments
--------------------------------------------------------------------------------

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)The cost for federal income tax purposes was $82,866,815. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,228,760. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,105,545 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,876,785.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
    ..........................................................................
Investments in securities, at value (cost $82,849,213) .......................   $ 84,095,575
Cash .........................................................................          1,152
Dividends receivable .........................................................         59,534
Interest receivable ..........................................................            957
Receivable for Portfolio shares sold .........................................         19,874
                                                                                 ------------
Total assets .................................................................     84,177,092

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................         29,381
Payable for Portfolio shares redeemed ........................................         86,497
Accrued management fee .......................................................         51,884
Accrued Trustees' fees and expenses ..........................................         15,170
Other accrued expenses and payables ..........................................         24,286
                                                                                 ------------

Total liabilities ............................................................        207,218
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 83,969,874
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income .................         (3,639)
Net unrealized appreciation (depreciation) on investments ....................      1,246,362
Accumulated net realized gain (loss) .........................................     (4,626,717)
Paid-in capital ..............................................................     87,353,868
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 83,969,874
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------

NetAsset Value and redemption price per share ($83,969,874 / 74,793,495 outstanding shares of beneficial interest, $.01 par value, unlimited number  -------------
   of shares authorized)......................................................   $      1.123
                                                                                -------------
---------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
---------------------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------------
Income:
Dividends ....................................................................   $    667,770
Interest .....................................................................        159,659
                                                                                -------------
Total Income .................................................................        827,429
                                                                                -------------
Expenses:
Management fee ...............................................................        639,133
Custodian fees ...............................................................          3,528
Auditing .....................................................................         16,516
Legal ........................................................................          7,074
Trustees' fees and expenses ..................................................         17,972
Reports to shareholders ......................................................         12,517
Registration fees ............................................................            916
Other ........................................................................          5,589
                                                                                 ------------
Total expenses, before expense reductions ....................................        703,245
Expense reductions ...........................................................         (3,977)
                                                                                 ------------
Total expenses, after expense reductions .....................................        699,268
---------------------------------------------------------------------------------------------
Net investment income (loss) .................................................        128,161
---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................      5,269,539
Net unrealized appreciation (depreciation) during the period on investments ..     (2,407,889)
---------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions ...................................      2,861,650
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ..............   $  2,989,811
---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  Years Ended December 31,

Increase (Decrease) in Net Assets                                                                2000             1999
------------------------------------------------------------------------------------------------------------------------------
Operations:

Net investment income (loss) ..........................................................   $     128,161    $     665,603
Net realized gain (loss) on investment transactions ...................................       5,269,539       (6,659,700)
Net unrealized appreciation (depreciation) on investment transactions during the period      (2,407,889)       8,072,251
                                                                                          -------------    -------------
Net increase (decrease) in net assets resulting from operations .......................       2,989,811        2,078,154
                                                                                          -------------    -------------
Distributions to shareholders from:
Net investment income .................................................................        (485,490)        (888,505)
                                                                                          -------------    -------------
Fund share transactions:
Proceeds from shares sold .............................................................      11,276,061       20,971,954
Reinvestment of distributions .........................................................         485,490          888,505
Cost of shares redeemed ...............................................................     (25,489,438)     (29,865,433)
                                                                                          -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ...............     (13,727,887)      (8,004,974)
                                                                                          -------------    -------------
Increase (decrease) in net assets .....................................................     (11,223,566)      (6,815,325)
Net assets at beginning of period .....................................................      95,193,440      102,008,765
Net assets at end of period (including undistributed (overdistributed) net investment     -------------    -------------
   income of $(3,639) and $323,945, respectively)......................................   $  83,969,874    $  95,193,440
                                                                                          -------------    -------------

Other Information
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................      87,737,274       95,758,232
                                                                                          -------------    -------------
Shares sold ...........................................................................      10,593,070       19,879,295
Shares issued to shareholders in reinvestment of distributions ........................         449,416          841,898
Shares redeemed .......................................................................     (23,986,265)     (28,742,151)
                                                                                          -------------    -------------
Net increase (decrease) in Portfolio shares ...........................................     (12,943,779)      (8,020,958)
                                                                                          -------------    -------------
Shares outstanding at end of period ...................................................      74,793,495       87,737,274
                                                                                          -------------    -------------




Financial Highlights


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2000      1999      1998      1997    1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 1.085     1.065     1.227     1.019     1.000
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                 .002(b)   .007(b)  .009      .012      .013
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions           .042      .023    (.141)     .206      .006
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .044      .030    (.132)     .218      .019
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       (.006)    (.010)      --     (.010)       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                  --        --    (.030)       --        --
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.006)    (.010)   (.030)    (.010)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 1.123     1.085    1.065     1.227     1.019
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             4.05      2.80   (11.25)    21.73      1.86**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         84        95      102        76        13
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .82       .84      .80       .84       .92*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .82       .83      .80       .84       .90*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .15       .69     1.15      1.18      2.23*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    36        72       43        22        61*
-----------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b) Based on monthly average shares outstanding during the period.

*   Annualized

**  Not annualized

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

KVS Dreman Financial Services Portfolio

The KVS Dreman Financial Services Portfolio made strong gains in 2000, but slightly underperformed its benchmark, the Standard & Poor's Financial Index. We attributed this underperformance to our more conservative investment style. The financial sector's largest gains came early in 2000 from the hottest but most speculative area of the sector -- brokerage, on-line trading and speculative lending companies. As the valuations of these types of stocks grew, they comprised a larger portion of the financial services index. Since we did not own them, the portfolio underperformed. As the year progressed, our more staid portfolio outperformed the index.

We maintained the portfolio's position in banks because of their pure bank earnings, which we believed would hold up better if business conditions slowed. We also invested the portfolio in property and casualty insurance companies and kept large positions in Freddie Mac and Fannie Mae, which tend to post more consistent earnings and perform better in volatile markets. Freddie and Fannie were standout performers for the portfolio.

Our bank stocks posted positive earnings, even despite rising interest rates early in the year. Their stock prices, however, have remained somewhat depressed because the market feared higher interest rates earlier in the year would impact their future earnings. We expect that banks will show a marked improvement in 2001.

Overall, we believe that financials will continue to post healthy performance as the interest rate environment becomes more hospitable and investors look to the sector for more safety in good companies with strong long-term track records.

David N. Dreman
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in KVS Dreman Financial Services Portfolio from 5/4/1998 to 12/31/2000
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

KVS Dreman Financial             Standard & Poor's         Standard & Poor's 500 Index      Consumer Price Index
Services Portfolio                Financial Index
  1998.25     10000              1998.25     10000              1998.25     10000             1998.25     10000
  1998.5       9939              1998.5      10167              1998.5      10227             1998.5      10031
  1998.75      8130              1998.75      7983              1998.75      9212             1998.75     10068
  1999         9779              1999         9757              1999        11172             1999        10086
  1999.25     10226              1999.25     10483              1999.25     11729             1999.25     10154
  1999.5      10566              1999.5      11009              1999.5      12554             1999.5      10228
  1999.75      9185              1999.75      9331              1999.75     11772             1999.75     10332
  2000         9285              2000        10144              2000        13522             2000        10357
  2000.25      9367              2000.25     10374              2000.25     13832             2000.25     10529
  2000.5       8909              2000.5      10093              2000.5      13464             2000.5      10603
  2000.75     11051              2000.75     12483              2000.75     13334             2000.75     10689
  2001        11795              2001        12789              2001        12291             2001        10708

The Standard & Poor's Financial Index is an unmanaged index generally representative of the financial stock market. The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation.

--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                            Life of
For the periods ended December 31, 2000       1-year       portfolio
-------------------------------------------------------------------------------------------
KVS Dreman Financial Services Portfolio        27.04%         6.42%      (Since 5/4/1998)
-------------------------------------------------------------------------------------------



^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   As a non-diversified portfolio, it can invest more than 5% of its assets in the securities of particular issuer. This presents greater risk of loss of principal as the financial condition or market's assessment of such securities changes.

   The portfolio may concentrate investments in specific sectors, which creates special risk considerations.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

KVS Dreman Financial Services Portfolio


                                                                     Principal
                                                                      Amount ($)  Value ($)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Repurchase Agreements 4.8%
--------------------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $3,139,074 on 1/2/2001*                                                     ------------
    (Cost $3,137,000) ............................................    3,137,000    3,137,000
                                                                                ------------

                                                                          Shares
--------------------------------------------------------------------------------------------
Convertible Preferred Stocks 0.1%
--------------------------------------------------------------------------------------------

 Financial
 Corrections Corporation                                                        ------------
    (Cost $163,952) ..............................................        9,521       69,027
                                                                                ------------
--------------------------------------------------------------------------------------------
Common Stocks 95.1%
--------------------------------------------------------------------------------------------
 Financial 91.5%
 Banks 41.2%
 BancWest Corp. ..................................................       34,750      907,843
 Bank One Corp. ..................................................       72,652    2,660,879
 Bank of America Corp. ...........................................       42,073    1,930,098
 Banknorth Group, Inc. ...........................................       13,700      273,143
 Chase Manhattan Corp. ...........................................       34,600    1,572,137
 Colonial BancGroup, Inc. ........................................       26,300      282,725
 Corus Bankshares, Inc. ..........................................       11,150      551,750
 First Union Corp. ...............................................       54,700    1,521,344
 FleetBoston Financial Corp. .....................................       61,786    2,320,837
 Golden West Financial Corp. .....................................        6,050      408,375
 J.P. Morgan & Co., Inc. .........................................       13,350    2,209,425
 KeyCorp .........................................................       60,375    1,690,500
 National Bank of Canada .........................................       67,100    1,189,113
 North Fork Bancorp., Inc. .......................................       13,250      325,454
 PNC Bank Corp. ..................................................       38,050    2,780,029
 Popular, Inc. ...................................................       17,800      468,363
 Provident Financial Group .......................................        7,715      289,313
 Summit Bancorp ..................................................       11,650      444,885
 SunTrust Banks, Inc. ............................................       12,400      781,200
 Washington Mutual, Inc. .........................................       23,720    1,258,643
 Wells Fargo Co. .................................................       58,300    3,246,582
                                                                                ------------
                                                                                  27,112,638
                                                                                ------------



                                                                         Shares    Value ($)
--------------------------------------------------------------------------------------------
 Insurance 22.7%
 Aegon NV (ADR) ..................................................        6,960      288,405
 Allstate Corp. ..................................................       16,705      727,711
 American International Group, Inc. ..............................       66,523    6,556,673
 Chubb Corp. .....................................................        6,950      601,175
 Cigna Corp. .....................................................        7,400      979,020
 Jefferson Pilot Corp. ...........................................        3,775      282,181
 Lincoln National Corp. ..........................................        8,800      416,350
 Ohio Casualty Corp. .............................................       67,600      676,000
 Safeco Corp. ....................................................       82,850    2,723,694
 St. Paul Companies, Inc. ........................................       26,450    1,436,566
 Torchmark Corp. .................................................        7,050      270,985
                                                                                ------------
                                                                                  14,958,760
                                                                                ------------
 Consumer Finance 9.7%
 American Express Co. ............................................       39,800    2,186,512
 Citigroup, Inc. .................................................       49,000    2,502,062
 Household International, Inc. ...................................       11,450      629,750
 Mellon Financial Corp. ..........................................       21,500    1,057,531
                                                                                ------------
                                                                                   6,375,855
                                                                                ------------
 Other Financial Companies 17.9%
 Federal Home Loan Mortgage Corp. ................................       68,095    4,690,043
 Federal National Mortgage Association ...........................       57,740    5,008,945
 Lehman Brothers Holdings, Inc. ..................................        5,636      381,135
 Marsh & McLennan Companies, Inc. ................................        7,750      906,750
 Morgan Stanley Dean Witter & Co. ................................        1,600      126,800
 Prison Realty Trust, Inc. .......................................      153,600       52,800
 USA Education, Inc. .............................................        9,000      612,000
                                                                                ------------
                                                                                  11,778,473
                                                                                ------------
 Service Industries 3.6%
 Investment
 Bear Stearns Companies, Inc. ....................................        6,240      316,290
 Charles Schwab Corp. ............................................        5,700      161,738
 Franklin Resources, Inc. ........................................        9,450      360,045
 Merrill Lynch & Co., Inc. .......................................       22,600    1,541,038
                                                                                ------------
                                                                                   2,379,111
                                                                                ------------
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $53,888,922)                                            62,604,837
--------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $57,189,874) (a)                                                         65,810,864
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to KVS Dreman Financial Services Portfolio of Investments
--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)The cost for federal income tax purposes was $57,564,031. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $8,246,833. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,579,289 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,332,456.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $57,189,874) .......................   $ 65,810,864
Cash .........................................................................            217
Dividends receivable .........................................................         55,462
Interest receivable ..........................................................          1,555
Receivable for Portfolio shares sold .........................................        144,653
                                                                             ----------------
Total assets .................................................................     66,012,751

Liabilities
---------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................         97,090
Accrued management fee .......................................................         36,880
Accrued Trustees' fees and expenses ..........................................          6,861
Other accrued expenses and payables ..........................................         13,079
                                                                             ----------------
Total liabilities ............................................................        153,910
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 65,858,841
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................        714,165
Net unrealized appreciation (depreciation) on investments ....................      8,620,990
Accumulated net realized gain (loss) .........................................        (88,140)
Paid-in capital ..............................................................     56,611,826
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 65,858,841
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($65,858,841 / 57,130,696 outstanding shares of beneficial interest, $.01 par value, unlimited number  -------------
   of shares authorized)                                                         $      1.153
                                                                                -------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $3,744) ..........................   $    959,849
Interest .....................................................................        196,883
                                                                             ----------------
Total Income .................................................................      1,156,732
                                                                             ----------------
Expenses:
Management fee ...............................................................        283,626
Custodian and accounting fees ................................................         40,270
Auditing .....................................................................          5,755
Legal ........................................................................          2,154
Trustees' fees and expenses ..................................................          6,118
Reports to shareholders ......................................................          1,092
Registration fees ............................................................          2,099
Other ........................................................................            177
                                                                             ----------------
Total expenses, before expense reductions ....................................        341,291
Expense reductions ...........................................................         (4,504)
                                                                             ----------------
Total expenses, after expense reductions .....................................        336,787
---------------------------------------------------------------------------------------------
Net investment income (loss)                                                          819,945
---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................         33,623
Foreign currency related transactions ........................................             14
                                                                             ----------------
                                                                                       33,637
                                                                             ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................     10,768,716
Foreign currency related transactions ........................................            (12)
                                                                             ----------------
                                                                                   10,768,704
---------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         10,802,341
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ 11,622,286
---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                Years Ended December 31,
Increase (Decrease) in Net Assets                                                                 2000           1999
------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $    819,945    $    428,221
Net realized gain (loss) on investment transactions ......................................         33,637         (52,906)
Net unrealized appreciation (depreciation) on investment transactions during the period ..     10,768,704      (2,452,714)
                                                                                             ---------------- ----------------
Net increase (decrease) in net assets resulting from operations ..........................     11,622,286      (2,077,399)
                                                                                            ---------------- ----------------
Distributions to shareholders from:
Net investment income ....................................................................       (497,354)       (115,816)
                                                                                             ---------------- ----------------
Net realized gains .......................................................................        (66,314)             --
                                                                                             ---------------- ----------------
Portfolio share transactions:
Proceeds from shares sold ................................................................     37,137,247      20,095,510
Reinvestment of distributions ............................................................        563,668         115,816
Cost of shares redeemed ..................................................................    (10,219,358)     (6,215,518)
                                                                                             ---------------- ----------------
Net increase (decrease) in net assets from Portfolio share transactions ..................     27,481,557      13,995,808
                                                                                             ---------------- ----------------
Increase (decrease) in net assets ........................................................     38,540,175      11,802,593
Net assets at beginning of period ........................................................     27,318,666      15,516,073
Net assets at end of period (including undistributed net investment income of $714,165 and   ---------------- ----------------
   $391,561, respectively)................................................................  $  65,858,841  $   27,318,666
                                                                                             ---------------- ----------------


Other Information
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................     29,556,703      15,866,922
                                                                                             ---------------- ----------------
Shares sold ..............................................................................     37,878,335      19,794,583
Shares issued to shareholders in reinvestment of distributions ...........................        615,728         106,582
Shares redeemed ..........................................................................    (10,920,070)     (6,211,384)
                                                                                             ---------------- ----------------
Net increase (decrease) in Portfolio shares ..............................................     27,573,993      13,689,781
                                                                                             ---------------- ----------------
Shares outstanding at end of period ......................................................     57,130,696      29,556,703
                                                                                             ---------------- ----------------




Financial Highlights


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

----------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2000      1999     1998(a)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  .924      .978     1.000
                                                                     -------------------------------
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------
Net investment income (loss)                                            .019(b)   .018(b)   .004
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions      .227     (.067)    (.026)
                                                                     -------------------------------
----------------------------------------------------------------------------------------------------
Total from investment operations                                        .246     (.049)    (.022)
----------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------
Net investment income                                                  (.015)    (.005)       --
----------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                          (.002)       --        --
                                                                     -------------------------------
----------------------------------------------------------------------------------------------------
Total distributions                                                    (.017)    (.005)    (.022)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 1.153      .924      .978
                                                                     -------------------------------
----------------------------------------------------------------------------------------------------
Total Return (%)                                                       27.04     (5.05)    (2.20)**
----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    66        27        16
----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          .91      1.04      1.73*
----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           .89       .99       .99*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               2.01      1.75      1.29*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               13        13        6*
----------------------------------------------------------------------------------------------------

(a) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

(b) Based on monthly average shares outstanding during the period.

*   Annualized

**  Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Strategic Income Portfolio

Emerging-market bonds were one of the Kemper Strategic Income Portfolio's bright spots in fiscal year 2000, as returns from domestic high-yield bonds were weak. U.S. government securities also provided robust opportunities, providing calendar year returns that were higher than returns from many other asset classes.

We believed that growth would remain attractive in certain emerging markets last year, especially in countries that are energy exporters, and we were proven right. Bonds in some countries such as Mexico have rallied as rating services have upgraded certain government debt to investment-grade. The portfolio benefited because we had made Mexico one of the portfolio's largest emerging-market holdings.

Early in the fiscal year, strong economic growth prompted the Federal Reserve Board to raise its short-term interest-rate target three times by a total of 100 basis points (1%) to 6.50%. In February, the government began a buyback plan for 30-year Treasuries which helped support long-term bond prices. For most of the year, we maintained a strong positioning in mortgages and Treasuries, and this helped our results. Within the high-yield bond market, we focused on larger, more liquid bond issues, and on issues with relatively solid cash flow. Since December 1999, the difference in yield between 10-year Treasuries and comparable-maturity high-yield bonds widened to more than 900 basis points.

For the year ahead, lower domestic interest rates may help maintain economic growth, which may in turn provide a catalyst for renewed enthusiasm for high-yield securities. While an overweighting in high quality helped the portfolio in 2000, we believe employing investments into higher-yielding, lower-quality securities can help position the portfolio to maximize its results in 2001.

J. Patrick Beimford
Jan C. Faller
Co-Lead Portfolio Managers

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Strategic Income Portfolio from 5/1/1997 to 12/31/2000
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Kemper Strategic Income       Salomon Brothers World       Consumer Price Index
Portfolio                      Government Bond Index

1997.25     10000              1997.25     10000              1997.25     10000
1997.5      10059              1997.5      10394              1997.5      10006
1997.75     10277              1997.75     10527              1997.75     10062
1998        10287              1998        10548              1998        10069
1998.25     10407              1998.25     10631              1998.25     10125
1998.5      10567              1998.5      10842              1998.5      10175
1998.75     11238              1998.75     11745              1998.75     10212
1999        11417              1999        12163              1999        10231
1999.25     11087              1999.25     11693              1999.25     10300
1999.5      10717              1999.5      11290              1999.5      10375
1999.75     10853              1999.75     11802              1999.75     10481
2000        10749              2000        11644              2000        10506
2000.25     10719              2000.25     11664              2000.25     10680
2000.5      10743              2000.5      11647              2000.5      10755
2000.75     10664              2000.75     11341              2000.75     10843
2001        11026              2001        11829              2001        10861

The Salomon Brothers World Government Bond Index is an unmanaged index on a U.S. dollar total return basis with all dividends reinvested and is composed of government bonds from 14 countries. The maximum maturity is one year. Source:
Lipper, Inc. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation.

--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                            Life of
For the periods ended December 31, 2000       1-year       portfolio
-------------------------------------------------------------------------------------------
Kemper Strategic Income Portfolio               2.57%         2.70%      (Since 5/1/1997)

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

   Investments by the portfolio in lower-rated and non-rated bonds present greater risk to principal and income than investments in higher-quality securities.

   The portfolio may engage, to a limited extent, in certain futures and options transactions which may increase the portfolio's share price volatility. Please see the prospectus for complete details.

   Effective 5/1/2000 the portfolio had name and investment objective changes:
   Kemper Global Income Portfolio name was changed to Kemper Strategic Income Portfolio.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------


Kemper Strategic Income Portfolio



                                                Principal
                                                  Amount        Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Repurchase Agreements 19.0%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    5.95%, to be repurchased at
    $2,019,334 on 1/2/2001*                                   -----------
    (Cost $2,018,000) .......................    2,018,000    2,018,000
                                                              -----------
--------------------------------------------------------------------------------
U.S. Government & Agency Obligations 53.1%
--------------------------------------------------------------------------------
 Federal National Mortgage Association,
    7.5% with various maturities to
    10/1/2030 ...............................    3,188,985    3,235,326
 U.S. Treasury Bonds:
    6.5%, 2/15/2010 .........................    1,600,000    1,750,496
    8.5%, 2/21/2020 .........................      135,000      180,963
 U.S. Treasury Notes:
    5.625%, 12/31/2002 ......................      325,000      327,639
    6.5%, 10/15/2006 ........................      125,000      133,399
--------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
   (Cost $5,549,893) ........................                 5,627,823
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bonds 27.9%
--------------------------------------------------------------------------------
 British Pounds 2.4%
 United Kingdom Treasury Bonds:
    7.75%, 9/8/2006 .........................       50,000       83,914
    9%, 7/12/2011 ...........................       85,000      170,418
                                                              -----------
                                                                254,332
                                                              -----------
 Euro 8.1%
 Belgium Kingdom, 8.5%, 10/1/2007 ...........      220,000      247,252
 Federal Republic of Germany, 6.25%,
    1/4/2024 ................................      180,000      187,250
 French Treasury Note, 4.5%,
    7/12/2003 ...............................      200,000      188,011
 Government of Germany Obligation,
    5%, 11/12/2002 ..........................      250,000      237,247
                                                              -----------
                                                                859,760
                                                              -----------
 Japanese Yen 3.1%
 European Investment Bank, 2.125%,
    9/20/2007 ...............................   19,000,000      175,804

                                                Principal
                                                  Amount        Value ($)
--------------------------------------------------------------------------------
 KFW International Finance, 1.75%,
    3/23/2010 ...............................   17,000,000      151,018
                                                              -----------
                                                                326,822
                                                              -----------
 U.S. Dollars 14.3%
 Argentine Republic:
    11%, 12/4/2005 ..........................       59,000       55,313
    11.375%, 1/30/2017 ......................      150,000      133,635
    Floating Rate Bond, LIBOR plus
      .8125% (7.625%), 3/31/2005 ............      108,000       98,145
 Federative Republic of Brazil:
    11.625%, 4/15/2004 ......................       62,000       64,480
    12.75%, 1/15/2020 .......................       65,000       63,538
    10.125%, 5/15/2027 ......................      115,000       92,288
    C Bond, 8%, 4/15/2014 ...................      123,141       95,126
    "New" Money Bond, Floating Rate
      Bond, LIBOR plus .875% (7.688%),
      4/15/2009 .............................       90,000       78,187
 Republic of Bulgaria:
    Collateralized Discount Bond,
      Series A, LIBOR plus .8125%
      (7.75%), 7/28/2024 ....................      100,000       76,250
    Interest Arrears Bond, LIBOR plus
      .8125% (7.75%), 7/28/2011 .............       53,000       39,882
 Republic of Colombia, 9.75%,
    4/23/2009 ...............................      132,000      109,560
 Republic of Panama, 10.75%,
    5/15/2020 ...............................       40,000       39,000
 Republic of the Philippines, 10.625%,
    3/16/2025 ...............................      130,000      106,600
 Republic of Venezuela Global Bond,
    9.25%, 9/15/2027 ........................      150,000       96,657
 Russian Federation:
    10%, 6/26/2007 ..........................       40,000       29,300
    Step-up Coupon, 2.25%,
      3/31/2030 .............................      125,000       46,719
 United Mexican States:
    11.5%, 5/15/2026 ........................      115,000      140,156
    Global Bond, 11.375%, 9/15/2016 .........      125,000      145,781
                                                              -----------
                                                              1,510,617
                                                              -----------
--------------------------------------------------------------------------------
Total Bonds (Cost $2,918,532)                                 2,951,531
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0%
   (Cost $10,486,425) (a)                                    10,597,354
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Strategic Income Portfolio of Investments
--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.


(a)The cost for federal income tax purposes was $10,511,734. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $85,620. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $132,051 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $46,431.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $10,486,425) .......................   $ 10,597,354
Cash .........................................................................         84,820
Interest receivable ..........................................................        139,250
Receivable for Portfolio shares sold .........................................         60,179
                                                                             ----------------
Total assets .................................................................     10,881,603

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................      1,790,878
Payable for Portfolio shares redeemed ........................................         34,466
Unrealized depreciation on forward currency exchange contracts ...............         34,666
Accrued management fee .......................................................          4,985
Accrued Trustees' fees and expenses ..........................................          8,830
Other accrued expenses and payables ..........................................         13,915
                                                                             ----------------
Total liabilities ............................................................      1,887,740
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $  8,993,863
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................         82,194
Net unrealized appreciation (depreciation) on:
  Investments ................................................................        110,929
  Foreign currency related transactions ......................................        (33,372)
Accumulated net realized gain (loss) .........................................       (331,490)
Paid-in capital ..............................................................      9,165,602
---------------------------------------------------------------------------------------------
Net assets, at value .........................................................   $  8,993,863
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------

Net Asset Value and redemption price per share ($8,993,863 / 9,120,803 outstanding shares of beneficial interest, $.01 par value, unlimited number  --------------
   of shares authorized)......................................................   $       .986
                                                                                --------------


    The accompanying notes are an integral part of the financial statements .

Statement of Operations for the year ended December 31, 2000 Investment Income
---------------------------------------------------------------------------------------------
Income:
Dividends ....................................................................   $     14,840
Interest .....................................................................        444,129
                                                                             ----------------
Total Income .................................................................        458,969
                                                                             ----------------
Expenses:
Management fee ...............................................................         48,771
Custodian fees ...............................................................          3,503
Auditing .....................................................................            581
Legal ........................................................................          4,327
Trustees' fees and expenses ..................................................         12,284
Reports to shareholders ......................................................         11,417
Registration fees ............................................................            733
Other ........................................................................            767
                                                                             ----------------
Total expenses, before expense reductions ....................................         82,383
Expense reductions ...........................................................         (3,098)
                                                                             ----------------
Total expenses, after expense reductions .....................................         79,285
---------------------------------------------------------------------------------------------
Net investment income (loss)                                                          379,684
---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................       (404,890)
Foreign currency related transactions ........................................         31,249
                                                                             ----------------
                                                                                     (373,641)
                                                                             ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................        337,629
Foreign currency related transactions ........................................        (76,160)
                                                                             ----------------
                                                                                      261,469
---------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                           (112,172)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $    267,512
---------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 Years Ended December 31,
Increase (Decrease) in Net Assets                                                                 2000             1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $   379,684    $   263,672
Net realized gain (loss) on investment transactions .....................................      (373,641)      (318,058)
Net unrealized appreciation (depreciation) on investment transactions during the period .       261,469       (284,182)
                                                                                       ---------------------------------
Net increase (decrease) in net assets resulting from operations .........................       267,512       (338,568)
                                                                                       ---------------------------------
Distributions to shareholders from:
Net investment income ...................................................................      (148,964)      (218,189)
                                                                                       ---------------------------------
Net realized gains ......................................................................            --       (109,095)
                                                                                       ---------------------------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................     5,677,622      2,994,260
Reinvestment of distributions ...........................................................       148,964        327,284
Cost of shares redeemed .................................................................    (2,549,925)    (2,080,297)
                                                                                       ---------------------------------
Net increase (decrease) in net assets from Portfolio share transactions .................     3,276,661      1,241,247
                                                                                       ---------------------------------
Increase (decrease) in net assets .......................................................     3,395,209        575,395
Net assets at beginning of period .......................................................     5,598,654      5,023,259
Net assets at end of period (including undistributed net investment income of $82,194  ---------------------------------
   and $82,746, respectively)............................................................   $ 8,993,863    $ 5,598,654
                                                                                       ---------------------------------
Other Information
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................     5,678,787      4,529,726
                                                                                       ---------------------------------
Shares sold .............................................................................     5,905,883      2,902,609
Shares issued to shareholders in reinvestment of distributions ..........................       155,436        321,374
Shares redeemed .........................................................................    (2,619,303)    (2,074,922)
                                                                                       ---------------------------------
Net increase (decrease) in Portfolio shares .............................................     3,442,016      1,149,061
                                                                                       ---------------------------------
Shares outstanding at end of period .....................................................     9,120,803      5,678,787
                                                                                       ---------------------------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                               2000      1999      1998    1997(a)
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  .986     1.109     1.029     1.000
                                                                    ----------------------------------------
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          .051(b)    .047(b)    .024     .036
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions   (.026)     (.110)      .086    (.007)
                                                                    ----------------------------------------
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .025      (.063)      .110     .029
------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------
Net investment income                                                (.025)     (.040)     (.020)        --
------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                           --      (.020)     (.010)        --
                                                                    ----------------------------------------
------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.025)     (.060)     (.030)        --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  .986       .986      1.109    1.029
                                                                    ----------------------------------------
------------------------------------------------------------------------------------------------------------
Total Return (%)                                                      2.57     (5.85)     10.98      2.87**
------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   9         6          5         2
------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       1.14      1.03       1.08      1.10*
------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                        1.10      1.01       1.08      1.10*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                             5.26      4.57       4.32      5.36*
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            154       212        330       290*
------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

(b) Based on monthly average shares outstanding during the period.

*   Annualized

**  Not annualized

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Kemper Global Blue Chip Portfolio

Despite adverse market conditions, the Kemper Global Blue Chip Portfolio proved considerably more resilient than its benchmark for the annual period. Performance was initially fueled by the select technology picks sector, though our broad portfolio diversification kept the portfolio from benefiting more fully from that high-flying market. That said, it also proved instrumental in helping the portfolio maintain value during the remainder of the period, when persistent volatility got the best of most world markets. We trimmed our tech stake throughout the period, resulting in an underweighted position versus the benchmark, which was key to the portfolio's relative buoyancy. Our management approach during the period reflects our long-term, holistic approach to investing. We seek first to identify global trends and then what creates them. For example, one of our strongest themes goes right to the heart of the technological revolution: the empowerment of consumers as tech-driven competition spawns an auction economy in which even individuals can participate. The "Empowered Consumer" theme is thus technology companies that construct or provide the infrastructure which consumers use to avail themselves of these new markets. But we live in a world divided. While "dot-com" stocks grab attention, there is a quieter revolution going on, one in which consolidating industries, such as mining and energy, are creating equally powerful long-term investment opportunities. We define such companies as "Ultimate Subcontractors." We therefore maintain what we call a barbell structure between these two themes, by balancing virtual companies -- those that exploit knowledge rather than assets -- with those that exploit long-lived assets, such as traditional blue chips.

William E. Holzer
Lead Portfolio Manager


--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Global Blue Chip Portfolio from 5/5/1998 to 12/31/2000
--------------------------------------------------------------------------------

The MSCI World Index is an unmanaged index generally accepted as a benchmark for world equity markets.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                              Kemper Global
                            Blue Chip Portfolio      MSCI World Index
                            -------------------      ----------------

              5/5/98              10000                   10000
                                   9880                   10106
                                   8990                    8895
              12/31/98             9790                   10773
                                   9832                   11157
                                  10720                   11689
                                  10480                   11516
              12/31/99            12404                   13459
                                  12493                   13597
                                  12289                   13115
                                  12122                   12456
              12/31/00            11987                   11685


--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                            Life of
For the periods ended December 31, 2000       1-year       portfolio
-----------------------------------------------------------------------------------------
Kemper Global Blue Chip Portfolio              -3.36%         7.07%      (Since 5/5/1998)
-----------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

     The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Kemper Global Blue Chip Portfolio

                                                        Principal
                                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.7%
--------------------------------------------------------------------------------

 Salomon Brothers, 6.3%, to be
    repurchased at $500,350
    on 1/2/2001*                                                       ---------
    (Cost $500,000) ................................       500,000       500,000
                                                                       ---------
--------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 3.1%
--------------------------------------------------------------------------------

 Federative Republic of Germany,                                       ---------
    3%, 3/16/2001 (Cost $922,289) ..................     1,000,000       936,577
                                                                       ---------


                                                           Shares
--------------------------------------------------------------------------------
Common Stocks 95.2%
--------------------------------------------------------------------------------

 Australia 1.9%
 Broken Hill Proprietary Co., Ltd.
    (Producer of petroleum, mineral
    and steel products) ............................        23,200       245,331
 Woodside Petroleum, Ltd. (Producer of
    oil and gas) ...................................        39,800       327,419
                                                                       ---------
                                                                         572,750
                                                                       ---------
 Brazil 1.0%
 Aracruz Celulose S.A. "B" (ADR)
    (Producer of eucalyptus kraft pulp) ............        12,400       185,225
 Companhia Vale do Rio Doce (pfd.)
    (ADR) (Operator of diverse mining
    and industrial complex) ........................         5,000       121,719
                                                                       ---------
                                                                         306,944
                                                                       ---------
 Canada 5.9%
 Alberta Energy Co., Ltd. (Major oil
    and gas producer) ..............................        14,600       698,388
 Alcan Aluminium Ltd. (Manufacturer
    of aluminum and finished
    products) ......................................         4,500       153,947
 BCE, Inc. (Provider of
    telecommunication services) ....................         1,100        31,732
 Barrick Gold Corp. (Explorer and
    producer of gold in North and
    South America) .................................        22,400       366,912
 Canadian National Railway Co. .....................
    (Operator of railroad services) ................        10,200       301,379
 Nortel Networks Corp. (Provider of
    telephony, data and wireless
    products) ......................................         6,700       215,373
                                                                       ---------
                                                                       1,767,731
                                                                       ---------
 France 6.0%
 Aventis S.A. (Manufacturer of life
    science products) ..............................         8,744       768,633
 STMicroelectronics N.V ............................
    (Manufacturer of semiconductor
    integrated circuits) ...........................         5,262       230,039
 Suez Lyonnaise des Eaux S.A .......................
    (Developer of water and
    electric utility) ..............................         2,691       492,074


                                                            Shares     Value ($)
--------------------------------------------------------------------------------

 Vivendi Universal S.A. (Provider of
    various public services) .......................         4,900       322,932
                                                                       ---------
                                                                       1,813,678
                                                                       ---------
 Germany 7.1%
 BASF AG (International chemical
    producer) ......................................         6,343       288,925
 Bayer AG (Producer of chemical
    products) ......................................        10,126       534,070
 Bayerische Hypo-und Vereinsbank
    (Provider of banking services) .................         6,466       363,525
 Deutsche Post AG (Provider of mail
    delivery and other services to the
    public and to businesses) ......................         8,100       174,465
 Metro AG (Operator of building,
    clothing, electronic and food
    stores) ........................................         3,822       176,069
 Muenchener
    Rueckversicherungs-Gesellschaft AG
    (Registered) (Provider of insurance
    services) ......................................         1,660       593,047
                                                                       ---------
                                                                       2,130,101
                                                                       ---------
 Hong Kong 0.6%
 China Mobile Ltd. (Provider of cellular
    telecommunication services) ....................        34,000       185,699
                                                                       ---------
 Italy 2.5%
 Assicurazioni Generali (Provider of
    insurance and financial services) ..............        15,200       604,479
 Mediobanca SpA (Provider of loans
    and credit to manufacturing and
    service firms) .................................        14,100       160,134
                                                                       ---------
                                                                         764,613
                                                                       ---------
 Japan 10.9%
 Daiwa Securities Group, Inc.
    (Provider of brokerage and other
    financial services) ............................        26,000       270,900
 Fujitsu, Ltd. (Manufacturer of
    computers) .....................................         7,000       102,952
 Kyorin Pharmaceutical Co., Ltd. ...................
    (Retailer of prescription
    medicines) .....................................         2,000        70,568
 Matsushita Electric Industrial Co., Ltd.
    (Manufacturer of consumer
    electronic products) ...........................        14,000       333,799
 Mitsubishi Estate Co., Ltd. (Provider
    of real estate services) .......................        24,000       255,721
 Mitsui Fudosan Co., Ltd. (Real
    estate company) ................................        28,000       277,555
 NTT Docomo, Inc. (Provider of various
    telecommunication services and
    equipment) .....................................            10       172,052
 Nippon Telegraph & Telephone Corp.
    (Provider of telecommunication
    services) ......................................            30       215,633
 Nissan Motor Co., Ltd. (Manufacturer
    of motor vehicles) .............................           500         2,873
 Sakura Bank, Ltd. (Provider of banking
    services) ......................................        43,000       259,127
 Sankyo Co., Ltd. (Producer of leading
    ethical drug) ..................................        10,000       239,301

    The accompanying notes are an integral part of the financial statements.

                                            Shares     Value ($)
--------------------------------------------------------------------------------

 Sharp Corp. (Manufacturer of consumer
    and industrial electronics) ......      10,000     120,346
 Sony Corp. (Manufacturer of
    consumer and industrial electronic
    equipment) .......................       2,500     172,489
 Toshiba Corp. (Manufacturer of
    electric machinery) ..............      14,000      93,415
 Yamada Denki Co., Ltd. (Seller and
    repairer of consumer electronic
    equipment) .......................       4,300     349,633
 Yamanouchi Pharmaceutical Co., Ltd.
    (Manufacturer and marketer of a
    wide variety of pharmaceuticals) .       8,000     345,153
                                                     ---------
                                                     3,281,517
                                                     ---------
 South Africa 0.5%
 De Beers Centenary Linked Shares
    (Operator of a diamond mine) .....       5,400     142,246
                                                     ---------
 Switzerland 3.2%
 Nestle S.A. (Registered)
    (Producer of food products) ......         264     617,257
 Roche Holding AG (PC) (Manufacturer
    of pharmaceutical and chemical
    products) ........................          34     347,213
                                                     ---------
                                                       964,470
                                                     ---------
 United Kingdom 15.0%
 ARM Holdings plc (Designer of RISC
    microprocessors and related
    technology) ......................       8,795      66,496
 BOC Group plc (Producer of
    chemical products) ...............      18,952     287,995
 Cable and Wireless plc (Provider
    of telecommunication services) ...      19,581     264,199
 Carlton Communications plc
    (Provider of television post-
    production products and services)       27,849     254,249
 EMAP plc (Publisher of magazines) ... 17,541 223,569 EMI Group plc (Producer of music
    recording) .......................      32,133     264,072
 GlaxoSmithKline plc (Developer,
    manufacturer and marketer of
    vaccines, prescription and
    over-the-counter medicines) ......      12,469     352,138
 Innogy Holdings plc (Operator of
    energy business in the U.K.) .....      64,508     186,029
 National Power plc (Operator of an
    electricity generation company) .. 64,508 241,934 Prudential Corp. plc (Provider of a
    broad range of financial services) 17,247 277,548 Railtrack Group plc (Operator of
    railway infrastructure) ..........      16,645     230,057
 Rio Tinto plc (Developer of mining
    products) ........................      35,080     617,467
 Scottish Power plc (Provider of
    electric utilities) ..............      56,327     445,227
 Shell Transport & Trading plc
    (Provider of oil internationally)       62,793     515,101
 Vodafone Group plc (Provider of
    mobile telecommunication
    services) ........................      79,123     290,244
                                                     ---------
                                                     4,516,325
                                                     ---------


                                            Shares     Value ($)
--------------------------------------------------------------------------------

United States 40.6%
AT&T Corp. -- Liberty Media Group
   (Operator of entertainment
   networks) .........................      20,500     278,031
Air Products & Chemicals, Inc. .......
    (Producer of industrial gases) ...       8,900     364,900
American Home Products Corp. .........
   (Manufacturer and retailer of
   pharmaceuticals and consumer
   health care products) .............       4,300     273,265
Anadarko Petroleum Corp. (Explorer
   and producer of crude oil and
   natural gas)  .....................      14,800   1,051,984
Azurix Corp. (Provider of
   wastewater related services) ......      17,200     140,825
Boston Properties, Inc. (REIT)
   (Developer of commercial and
   industrial real estate) ...........       6,400     278,400
Burlington Resources, Inc. (Explorer
   and producer of crude oil and
   natural gas) ......................      11,900     600,950
Chubb Corp. (Operator of a property
   and casualty insurance company) ...       3,800     328,700
Comcast Corp. "A" (Provider of cable
   television, sound and
   telecommunications systems) .......       6,200     258,850
EMC Corp. (Provider of
   enterprise storage systems,
   software, networks and services) ..       3,300     219,450
Edison International (Operator of an
   electric utility holding company) .       7,000     109,375
Electronic Arts, Inc. (Developer and
   marketer of entertainment
   software) .........................       8,100     345,263
Electronic Data Systems Corp.
   (Provider of information technology
   systems) ..........................       6,200     358,050
Enron Corp. (Producer of natural
   gas and electricity ...............       3,900     324,188
Exelon Corp. (Distributor of
   electricity and gas to customers
   in Illinois) ......................      14,775   1,037,353
Exxon Mobil Corp. (Provider of
   oil internationally) ..............       3,700     321,669
FPL Group, Inc. (Provider of
   electric energy) ..................       9,000     645,750
Immunex Corp. (Developer of
   biopharmaceutical products) .......       5,900     239,688
International Business Machines Corp.
   (Manufacturer of computers
   and servicer of information
   processing units) .................       3,500     297,500
Intuit, Inc. (Provider of financial
   software for households and
   small businesses) .................       6,200     244,513
Lockheed Martin Corp. (Manufacturer
   of aircraft, missiles and space
   equipment) ........................      11,100     376,845
Nabors Industries, Inc. (Contractor
   of land drilling) .................       4,200     248,430
Newmont Mining Corp. (Operator of an
   international gold exploration and
   mining company) ...................      13,900     237,169

    The accompanying notes are an integral part of the financial statements.

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Nextel Communications, Inc.
    (Provider of telecommunication
    services) .............................        8,900      220,275
 Northrop Grumman Corp.
    (Manufacturer of aircraft, aircraft
    assemblies and electronic systems
    for military and commercial use) ......        3,800      315,400
 Phillips Petroleum Co. (Petroleum
    exploration, production and
    refining) .............................        2,700      153,563
 ProLogis Trust (REIT) (Global owner of
    corporate distribution facilities) ....       16,800      373,800
 QUALCOMM, Inc. (Developer and
    manufacturer of communication
    systems) ..............................        2,300      189,031
 SBC Communications, Inc. (Provider of
    telecommunication services) ...........        6,800      324,700
 Sabre Group Holdings, Inc. "A"
    (Provider of online travel
    reservation capabilities) .............       16,900      728,813


                                                  Shares       Value ($)
--------------------------------------------------------------------------------

 St. Paul Companies, Inc. (Provider of
    insurance products and services) ......        4,000      217,250
 USEC, Inc. (Provider of enriched
    uranium products and services) ........        6,400       27,600
 USX-US Steel Group, Inc. (Producer of
    integrated steel) .....................        7,575      136,350
 Unocal Corp. (Explorer and
    producer of oil and gas) ..............        4,500      174,094
 UnumProvident Corp. (Provider of
    group disability and special risk
    insurance) ............................       13,000      349,375
 Viacom, Inc. "B" (Provider of a wide
    range of entertainment and
    communication services) ...............        9,400      439,450
                                                          -----------
                                                           12,230,849
                                                          -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $26,854,578)                     28,676,923
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $28,276,867) (a)                                  30,113,500
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

At December 31, 2000, the Kemper Global Blue Chip Portfolio had the following industry diversification:

--------------------------------------------------------------------------------
Industry                                 Value        Percent
--------------------------------------------------------------------------------
Energy ............................   $ 5,639,168      18.7%
Financial .........................     4,609,561      15.3
Manufacturing .....................     2,647,318       8.8
Service Industries ................     2,074,718       6.9
Metals and Minerals ...............     2,048,741       6.8
Utilities .........................     1,934,360       6.4
Communications ....................     1,919,907       6.4
Health ............................     1,867,326       6.2
Technology ........................     1,840,012       6.1
Media .............................     1,454,146       4.8
Miscellaneous .....................       936,577       3.1
Consumer Staples ..................       789,746       2.6
Durables ..........................       695,118       2.3
Transportation ....................       531,436       1.8
Consumer Discretionary ............       440,141       1.5
Construction ......................       185,225       0.6
--------------------------------------------------------------------------------
Total                                  29,613,500      98.3
--------------------------------------------------------------------------------
Money Market Instruments ..........       500,000       1.7
--------------------------------------------------------------------------------
Total Investment Portfolio            $30,113,500     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Global Blue Chip Portfolio of Investments
--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $28,382,994. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,730,506. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,759,213 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,028,707.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $28,276,867) .......................   $ 30,113,500
Cash .........................................................................      2,698,911
Receivable for investments sold ..............................................        638,943
Dividends receivable .........................................................         31,783
Interest receivable ..........................................................         22,749
Receivable for Portfolio shares sold .........................................          4,109
Foreign taxes recoverable ....................................................         10,347
                                                                                 ------------
Total assets .................................................................     33,520,342

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................         50,952
Payable for Portfolio shares redeemed ........................................          6,076
Accrued management fee .......................................................         23,334
Accrued Trustees' fees and expenses ..........................................          6,372
Other accrued expenses and payables ..........................................         48,987
                                                                                 ------------
Total liabilities ............................................................        135,721
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 33,384,621
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 15,865 Net unrealized appreciation
(depreciation) on:
   Investments ...............................................................      1,836,633
   Foreign currency related transactions .....................................           (279)
Accumulated net realized gain (loss) .........................................        122,204
Paid-in capital ..............................................................     31,410,198
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 33,384,621
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($33,384,621 / 28,262,309
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      1.181
                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $18,973) ...........   $   316,141
Interest .......................................................       146,835
                                                                   -----------
Total Income ...................................................       462,976
                                                                   -----------
Expenses:
Management fee .................................................       259,579
Custodian and accounting fees ..................................       155,554
Auditing .......................................................         3,421
Legal ..........................................................         4,377
Trustees' fees and expenses ....................................        11,889
Reports to shareholders ........................................        13,628
Registration fees ..............................................         5,568
Other ..........................................................         7,270
                                                                   -----------
Total expenses, before expense reductions ......................       461,286
Expense reductions .............................................       (72,030)
                                                                   -----------
Total expenses, after expense reductions .......................       389,256
--------------------------------------------------------------------------------
Net investment income (loss)                                            73,720
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................       250,428
Foreign currency related transactions ..........................       (55,713)
                                                                   -----------
                                                                       194,715
                                                                   -----------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (1,040,349)
Foreign currency related transactions ..........................          (237)
                                                                   -----------
                                                                    (1,040,586)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            (845,871)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  (772,151)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                Years Ended December 31,
Increase (Decrease) in Net Assets                                                                 2000             1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $     73,720    $     36,270
Net realized gain (loss) on investment transactions .....................................        194,715         153,170
Net unrealized appreciation (depreciation) on investment transactions during the period..     (1,040,586)      2,729,940
                                                                                            ------------    ------------
Net increase (decrease) in net assets resulting from operations .........................       (772,151)      2,919,380
                                                                                            ------------    ------------
Distributions to shareholders from:
Net investment income ...................................................................           --           (17,292)
                                                                                            ------------    ------------
Net realized gains ......................................................................       (258,443)           --
                                                                                            ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................     19,631,376      12,326,198
Reinvestment of distributions ...........................................................        258,443          17,292
Cost of shares redeemed .................................................................     (2,883,628)     (1,420,390)
                                                                                            ------------    ------------
Net increase (decrease) in net assets from Portfolio share transactions .................     17,006,191      10,923,100
                                                                                            ------------    ------------
Increase (decrease) in net assets .......................................................     15,975,597      13,825,188
Net assets at beginning of period .......................................................     17,409,024       3,583,836
Net assets at end of period (including undistributed net investment income of $15,865 and   ------------    ------------
   $23,927, respectively) ...............................................................   $ 33,384,621    $ 17,409,024
                                                                                            ------------    ------------
Other Information
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................     14,068,294       3,660,806
                                                                                            ------------    ------------
Shares sold .............................................................................     16,416,635      11,724,188
Shares issued to shareholders in reinvestment of distributions ..........................        209,895          16,883
Shares redeemed .........................................................................     (2,432,515)     (1,333,583)
                                                                                            ------------    ------------
Net increase (decrease) in Portfolio shares .............................................     14,194,015      10,407,488
                                                                                            ------------    ------------
Shares outstanding at end of period .....................................................     28,262,309      14,068,294
                                                                                            ------------    ------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2000           1999           1998(a)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $       1.237           .979          1.000
                                                                    --------------------------------------------
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                  .003(b)        .004(b)        .003
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions           (.044)          .257          (.024)
                                                                    --------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             (.041)          .261          (.021)
------------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------------
Net investment income                                                           --          (.003)            --
------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                (.015)            --             --
                                                                    --------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.015)         (.003)            --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $       1.181          1.237           .979
                                                                    --------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (3.36)         26.70          (2.10)*
------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         33              17              4
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.78            3.47          12.32*
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.50            1.56           1.56*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .28             .39            .91*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    54              65             67*
------------------------------------------------------------------------------------------------------------------

(a) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

(b)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000
Kemper New Europe Portfolio

The Kemper New Europe Portfolio outperformed its bogey for the annual period, thanks largely to gains generated during the first quarter from TMT (technology, media and telecom) holdings. Long-held positions in financials and health care helped during the remainder of the year, particularly insurance holdings, an industry lately fueled by a recovery in earnings, attractive valuations and consolidation activity. Several challenges weighed in on the region's markets throughout the year, including a weak euro, concerns about higher interest rates in the United States and the Eurozone, rising oil prices and downgrades in telecoms. The slide in the U.S. Nasdaq average and earnings disappointments depressed European market sentiment even further. On top of that, European telecom operators and their infrastructure providers fell precipitously on the news of the very high fees extracted from British and German auctions for third-generation licenses. That said, investor sentiment is already improving, as news of tax reform and a stabilizing euro sinks in. We expect much stronger earnings growth in Europe over the next several months, which could bring more attention to these markets and further enhance the region's fundamentals. A sophisticated European equity culture appears to be on the horizon as globalization and a unified economy continue to drive corporate restructuring and accounting harmonization. The portfolio has evolved significantly since the first quarter of 2000. Most notably, we've reduced our stake in media and increased commitments to the financial sector to an overweight position. As a result, we enter the new year with a more balanced sectoral approach.

Carol L. Franklin
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper New Europe Portfolio from 5/5/1998 to 12/31/2000
--------------------------------------------------------------------------------

MSCI EAFE + Canada Index is generally representative of Canadian, Europe, Asian and Far East international markets.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                    Kemper New Europe              MSCI
                         Portfolio          EAFE + Canada Index

              5/5/98      10000                   10000
                           9973                   10053
                           8283                    8574
              12/31/98     9117                   10328
                           8874                   10490
                           9218                   10794
                           9451                   11256
              12/31/99    10401                   13211
                          10461                   13216
                          10219                   12756
                           9592                   11784
              12/31/00     9760                   11386

--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                              Life of
For the periods ended December 31, 2000         1-year       portfolio
-------------------------------------------------------------------------------------------
Kemper New Europe Portfolio                      -6.17%        -0.91%      (Since 5/5/1998)
-------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

     The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.

     Effective 5/1/2000 the Portfolio had name and investment objective changes:
     Kemper International Growth and Income Portfolio name was changed to Kemper New Europe Portfolio.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Kemper New Europe Portfolio

                                                          Principal
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 3.1%
--------------------------------------------------------------------------------

 Salomon Brothers, 6.3%, to be
    repurchased at $400,280
    on 1/2/2001**                                                       --------
    (Cost $400,000) ..................................      400,000      400,000
                                                                        --------

--------------------------------------------------------------------------------
Convertible Bonds 0.8%
--------------------------------------------------------------------------------

 Merrill Lynch & Co., 2%, 4/14/2004                                     --------
    (Cost $112,062) ..................................      114,000      102,885
                                                                        --------


                                                             Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 96.1%
--------------------------------------------------------------------------------

 Belgium 1.8%
 Dexia (Provider of municipal lending
    services) ........................................        1,919      179,563
 Interbrew* (Operator of brewing
    business) ........................................        3,200       55,852
                                                                         -------
                                                                         235,415
                                                                         -------
 Finland 3.5%
 JOT Automation Group Oyj
    (Manufacturer of high technology
    production automation systems
    and equipment) ...................................        7,200       17,464
 Kone Oyj "B" (Manufacturer of
    elevators) .......................................          980       68,640
 Nokia Oyj (Provider of
    telecommunications services) .....................        8,315      371,324
                                                                         -------
                                                                         457,428
                                                                         -------
 France 16.1%
 Accor S.A. (Operator of hotels, travel
    agencies and restaurants) ........................        2,046       86,560
 Alcatel S.A. (Manufacturer of
    transportation, telecommunication
    and energy equipment) ............................        2,054      116,830
 Altran Technologies S.A. (Provider of
    engineering and consulting
    services) ........................................          573      129,828
 Aventis S.A. (Manufacturer of life
    science products) ................................        1,581      138,976
 Banque Nationale de Paris (Provider of
    banking services) ................................        1,487      130,713
 Bouygues S.A. (Developer of large
    public projects, real estate, offshore
    oil platforms and energy networks) ...............        1,760       79,838
 Credit Lyonnais S.A. (Provider of
    diversified banking services) ....................        1,672       58,476
 ELIOR* (Food supplier to restaurants) ...............        5,190       66,164


                                                             Shares    Value ($)
--------------------------------------------------------------------------------

 Essilor International S.A. (Manufacturer
    of various types of lenses,
    eyeglasses,contact lenses and
    optical measuring instruments) ...............            379        123,820
 Etablissements Economiques du Casino
    Guichard-Perrachon S.A. (Operator
    of supermarkets and convenience
    stores) ......................................          1,344        135,707
 Galeries Lafayette (Operator of
    department store chain) ......................            547        104,909
 Lafarge S.A. (Producer of cement,
    concrete and aggregates) .....................             83          6,968
 Lagardere S.A. (Producer of audiovisual
    and telecommunication services) ..............          2,337        135,783
 Penauille Polyservices (Provider of
    industrial cleaning services) ................             19          1,199
 STMicroelectronics N.V. (Manufacturer
    of semiconductor integrated
    circuits) ....................................          1,859         81,270
 Schneider Electric S.A. (Manufacturer
    of electronic components and
    automated manufacturing systems) .............          2,454        179,264
 Suez Lyonnaise des Eaux S.A .....................
    (Developer of water and electric
    utility) .....................................            966        176,642
 Total Fina ELF S.A. "B" (Explorer of oil
    and natural gas) .............................          2,352        350,259
                                                                       2,103,206
                                                                       ---------
 Germany 18.9%
 Allianz AG (Provider of multi-line
    insurance services) ..........................            606        228,291
 Bayer AG (Producer of chemical
    products) ....................................          4,225        222,837
 Bayerische Hypo-und Vereinsbank
    (Provider of banking services) ...............          1,817        102,154
 Commerzbank AG (Provider of banking
    services) ....................................          2,946         84,475
 Deutsche Bank AG (Registered)
    (Provider of financial services) .............          2,054        171,479
 Deutsche Post AG* (Provider of mail
    delivery and other services to the
    public and to businesses)  ...................          1,835         39,524
 Deutsche Telekom AG (Registered)
    (Provider of telecommunication
    services) ....................................          2,266         68,385
 Dresdner Bank AG (Provider of banking
    services) ....................................          2,433        105,906
 E.On AG (Distributor of oil and
    chemicals) ...................................          2,751        167,596
 ERGO Versicherungs Gruppe AG
    (Provider of insurance services) .............            924        154,628
 Epcos AG (Producer of electronic
    components and integrated
    circuits) ....................................          1,077         94,166
 Marschollek, Lautenschlaeger und
    Partner AG (pfd.) (Operator of
    independent life insurance
    company) .....................................          1,660        181,816

    The accompanying notes are an integral part of the financial statements.

                                                            Shares     Value ($)
--------------------------------------------------------------------------------

 Metro AG (Operator of building,
    clothing, electronic and food
    stores) ......................................          2,572        118,485
 Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered)
    (Provider of insurance services) .............            600        214,354
 ProSieben Sat.1 Media AG (Preferred)
    (Producer and broadcaster of
    television programming) ......................          4,940        147,226
 SAP AG (Manufacturer of computer
    software) ....................................            729         84,849
 Schering AG (Producer of
    pharmaceutical and chemical
    products) ....................................          1,680         95,557
 Siemens AG (Developer of electrical
    products) ....................................          1,508        197,421
                                                                       ---------
                                                                       2,479,149
                                                                       ---------
 Hong Kong 1.0%
 HSBC Holdings plc (Operator of an
    international banking and financial
    services company) ............................          8,489        126,252
                                                                       ---------
 Ireland 1.6%
 Irish Life & Permanent plc (Operator of
    retail financial services group) .............         17,166        213,030
                                                                       ---------
 Italy 10.1%
 Alleanza Assicurazioni SpA (Provider of
    life insurance services) .....................          6,100         97,322
 Assicurazioni Generali (Provider of
    insurance and financial services) ............          5,100        202,819
 Banco Intesa SpA (Provider of banking
    services) ....................................         34,925        168,114
 Bulgari SpA (Manufacturer and retailer
    of fine jewelry, luxury watches and
    perfumes) ....................................          9,400        115,770
 ENI SpA (Explorer and distributor of
    petroleum products) ..........................         24,300        155,350
 Gruppo Coin SpA* (Operator of
    department stores selling clothing,
    accessories and furnishings) .................          8,230        108,324
 Mediobanca SpA (Provider of loans and
    credit to manufacturing and service
    firms) .......................................          9,100        103,349
 Riunione Adriatica di Sicurta SpA
    (Provider of insurance services) .............          8,920        139,294
 Saipem SpA (International contractor
    in oil and gas exploration and
    drilling, construction of refineries
    and pipelines) ...............................         19,500        106,514
 San Paolo -- IMI SpA (Provider of
    commercial banking services) .................          4,090         66,215
 Unicredito Italiano SpA (Provider of
    commercial bank services) ....................         11,400         59,698
                                                                       ---------
                                                                       1,322,769
                                                                       ---------
 Netherlands 9.0%
 ABN AMRO Holding N.V. (Provider of
    financial services) ..........................          5,244        119,408
 Akzo Nobel N.V. (Producer and
    marketer of health care products,
    coatings, chemicals and fibers) ..............          3,600        193,596


                                                            Shares     Value ($)
--------------------------------------------------------------------------------

 Heineken Holding N.V. "A" (Producer
    and distributor of beers, spirits,
    wines and soft drinks) .........................         3,130       132,420
 Heineken N.V. (Producer of beer and
    soft drinks) ...................................           400        24,237
 ING Groep N.V. (Provider of insurance
    and financial services) ........................         1,850       147,978
 Qiagen N.V.* (Provider of
    biopharmaceutical products and
    technologies) ..................................         1,985        68,669
 Royal Dutch Petroleum Co. (Producer,
    explorer, refiner and marketer of
    petroleum products) ............................         5,530       339,289
 VNU N.V. (Provider of international
    publishing services) ...........................         3,114       153,261
                                                                       ---------
                                                                       1,178,858
                                                                       ---------
 Spain 4.8%
 Banco Popular Espanol S.A. (Provider
    of commercial banking services
    throughout Europe) .............................         4,980       173,700
 Cortefiel S.A. (Owner and operator of
    various retail clothing stores) ................         3,970        66,063
 Grupo Dragados S.A. (Operator of a
    construction company) ..........................         5,500        59,982
 Recoletos Compania Editorial S.A.*
    (Publisher of financial, sports,
    women's and health publications) ...............           800         5,633
 Telefonica S.A.* (Provider of
    telecommunication services) ....................        11,727       194,042
 Union Electrica Fenosa S.A ........................
    (Producer and distributor of electrical
    energy) ........................................         7,151       131,435
                                                                       ---------
                                                                         630,855
                                                                       ---------
 Sweden 0.3%
 Ericsson LM "B" (Producer of advanced
    systems and products for wired and
    mobile communications) .........................         3,355        38,210
                                                                       ---------
 Switzerland 6.1%
 Julius Baer Holding AG (Holding
    company for international bank) ................            15        82,297
 Nestle S.A. (Registered) (Producer of
    food products) .................................           110       257,191
 Novartis AG (Registered) (Operator of
    a pharmaceutical company) ......................            64       113,416
 Roche Holding AG (PC) (Manufacturer
    of pharmaceutical and chemical
    products) ......................................             9        91,909
 Serono S.A. "B" (Developer and
    marketer of biotechnology
    products) ......................................           106       102,282
 UBS AG (Registered) (Provider of
    banking and asset management
    services) ......................................           966       158,042
                                                                       ---------
                                                                         805,137
                                                                       ---------
 United Kingdom 22.9%
 ARM Holdings plc* (Designer of RISC
    microprocessors and related
    technology) ....................................         5,360        40,525
 BOC Group plc* (Producer of chemical
    products) ......................................         8,808       133,847

    The accompanying notes are an integral part of the financial statements.

                                                            Shares     Value ($)
--------------------------------------------------------------------------------

BP Amoco plc (Provider of oil
   internationally) ................................        18,700       150,884
Bae Systems plc* (Producer of military
   aircraft) .......................................        21,838       124,648
Barclays plc* (Provider of commercial
   and investment banking, insurance
   and other financial services) ...................         4,200       130,031
British Telecom plc* (Provider of
   telecommunication services) .....................         5,455        46,623
Cable and Wireless plc* (Provider of
   telecommunication services ) ....................        19,770       266,743
Diageo plc* (Producer and distributor
   of food products, beer and liquor;
   owner of fast food restaurants) .................        17,611       197,358
EMI Group plc* (Producer of music
   recording ) .....................................        22,456       184,546
GlaxoSmithKline plc* (Developer,
   manufacturer and marketer of
   vaccines, prescription and
   over-the-counter medicines) .....................         8,100       228,738
Granada Compass plc* (Provider of an
   assortment of hospitality and
   media services) .................................        11,330       123,330
J Sainsbury plc* (Retail distributor of
   food through supermarkets) ......................        16,840        99,895
RM plc* (Provider of information
   technology solutions to educational
   markets) ........................................        10,759        91,152


                                                            Shares     Value ($)
--------------------------------------------------------------------------------

 Reed International plc* (Publisher of
    scientific, professional and business-
    to-business materials) .......................         16,326        170,760
 Reuters Group plc* (Provider of
    international news and
    information ) ................................          3,960         67,040
 Rio Tinto plc* (Developer of mining
    products) ....................................          4,420         77,799
 Royal & Sun Alliance Insurance Group
    plc* (Provider of insurance
    services) ....................................         15,815        135,404
 SEMA Group plc* (Provider of
    information technology) ......................          4,620         20,347
 Serco Group plc* (Provider of
    management support services) .................         10,790         86,255
 Shire Pharmaceuticals Group plc*
    (Operator of a pharmaceutical
    company) .....................................          6,758        106,532
 Taylor Nelson Sofres plc* (Operator of a
    market research company) .....................         24,530         91,265
 Vodafone Group plc* (Provider of
    mobile telecommunication services) ...........        116,405        427,004
                                                                       ---------
                                                                       3,000,726
                                                                       ---------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $12,387,682)                                12,591,035
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $12,899,744) (a)                                             13,093,920
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


At December 31, 2000, the Kemper New Europe Portfolio had the following industry diversification:

--------------------------------------------------------------------------------
Industry                                                Value         Percent
--------------------------------------------------------------------------------
Financial ...................................      $ 3,837,693            29.3%
Communications ..............................        1,412,331            10.8
Manufacturing ...............................        1,261,655             9.6
Energy ......................................        1,102,296             8.4
Consumer Discretionary ......................          884,552             6.8
Service Industries ..........................          805,296             6.2
Consumer Staples ............................          802,765             6.1
Health ......................................          766,697             5.9
Technology ..................................          591,573             4.5
Utilities ...................................          475,673             3.6
Media .......................................          411,972             3.1
Construction ................................          146,788             1.1
Durables ....................................          116,830             0.9
Metals and Minerals .........................           77,799             0.6
--------------------------------------------------------------------------------
Total                                               12,693,920            96.9
--------------------------------------------------------------------------------
Money Market Instruments ....................          400,000             3.1
--------------------------------------------------------------------------------
Total Investment Portfolio                         $13,093,920           100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper New Europe Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $12,930,076. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $163,844. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $971,630 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $807,786.


    The accompanying notes are an integral part of the financial statements.

Financial Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------
Investments in securities, at value (cost $12,899,744) ................   $ 13,093,920
Cash ..................................................................        677,480
Receivable for investments sold .......................................          9,895
Dividends receivable ..................................................          6,445
Interest receivable ...................................................          1,838
Receivable for Portfolio shares sold ..................................            433
Foreign taxes recoverable .............................................         14,120
Due from Advisor ......................................................        214,942
                                                                          ------------
Total assets ..........................................................     14,019,073

Liabilities
---------------------------------------------------------------------------------------
Payable for investments purchased .....................................        466,459
Payable for Portfolio shares redeemed .................................          9,247
Accrued Trustees' fees and expenses ...................................          4,587
Other accrued expenses and payables ...................................         52,707
                                                                          ------------
Total liabilities .....................................................        533,000
---------------------------------------------------------------------------------------
Net assets, at value                                                      $ 13,486,073
---------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 293,182 Net unrealized appreciation
(depreciation) on:
  Investments .........................................................        194,176
  Foreign currency related transactions ...............................            248
Accumulated net realized gain (loss) ..................................       (278,569)
Paid-in capital .......................................................     13,277,036
---------------------------------------------------------------------------------------
Net assets, at value                                                      $ 13,486,073
---------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------
NetAsset Value and redemption price per share
   ($13,486,073 / 13,973,925 outstanding shares of beneficial             ------------
   interest, $.01 par value, unlimited number of shares authorized) ...   $       .965
                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $18,364) ...........   $ 392,982
Interest .......................................................      25,803
                                                                   ---------
Total Income ...................................................     418,785
                                                                   ---------
Expenses:
Management fee .................................................      97,861
Custodian and accounting fees ..................................     132,929
Auditing .......................................................       2,428
Legal ..........................................................       3,464
Trustees' fees and expenses ....................................       6,260
Reports to shareholders ........................................      14,230
Registration fees ..............................................         456
Other ..........................................................       1,946
                                                                   ---------
Total expenses, before expense reductions ......................     259,574
Expense reductions .............................................    (148,399)
                                                                   ---------
Total expenses, after expense reductions .......................     111,175
--------------------------------------------------------------------------------
Net investment income (loss)                                         307,610
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    (252,174)
Foreign currency related transactions ..........................      (5,388)
                                                                   ---------
                                                                    (257,562)
                                                                   ---------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (493,056)
Foreign currency related transactions ..........................         501
                                                                   ---------
                                                                    (492,555)

--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (750,117)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(442,507)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Years Ended December 31,
Increase (Decrease) in Net Assets                                                               2000             1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $    307,610    $     68,621
Net realized gain (loss) on investment transactions ......................................       (257,562)         93,869
Net unrealized appreciation (depreciation) on investment transactions during the period ..       (492,555)        633,738
                                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations ..........................       (442,507)        796,228
                                                                                             ------------    ------------
Distributions to shareholders from:
Net investment income ....................................................................        (23,685)        (51,177)
                                                                                             ------------    ------------
Net realized gains .......................................................................        (23,647)           --
                                                                                             ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ................................................................     15,004,778       9,523,749
Reinvestment of distributions ............................................................         47,332          51,177
Cost of shares redeemed ..................................................................     (7,752,735)     (6,646,496)
                                                                                             ------------    ------------
Net increase (decrease) in net assets from Portfolio share transactions ..................      7,299,375       2,928,430
                                                                                             ------------    ------------
Increase (decrease) in net assets ........................................................      6,809,536       3,673,481
Net assets at beginning of period ........................................................      6,676,537       3,003,056
Net assets at end of period (including undistributed net investment income of $293,182 and   ------------    ------------
   $18,398, respectively) ................................................................   $ 13,486,073    $  6,676,537
                                                                                             ------------    ------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................      6,453,838       3,294,058
                                                                                             ------------    ------------
Shares sold ..............................................................................     15,347,023      10,350,608
Shares issued to shareholders in reinvestment of distributions ...........................         45,722          56,319
Shares redeemed ..........................................................................     (7,872,658)     (7,247,147)
                                                                                             ------------    ------------
Net increase (decrease) in Portfolio shares ..............................................      7,520,087       3,159,780
                                                                                             ------------    ------------
Shares outstanding at end of period ......................................................     13,973,925       6,453,838
                                                                                             ------------    ------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                        2000      1999     1998(a)
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 1.035      .912     1.000
                                                                             -------------------------------
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    .031(b)   .013(b)   .003
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions             (.095)     .115     (.091)
                                                                             -------------------------------
------------------------------------------------------------------------------------------------------------
Total from investment operations                                               (.064)     .128     (.088)
------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------
Net investment income                                                          (.003)    (.005)       --
------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                  (.003)       --        --
                                                                             -------------------------------
------------------------------------------------------------------------------------------------------------
Total distributions                                                            (.006)    (.005)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  .965     1.035      .912
                                                                             -------------------------------
------------------------------------------------------------------------------------------------------------
Total Return (%)                                                               (6.17)    14.09     (8.80)**
------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                            13         7         3
------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                 2.65      4.30     19.55*
------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                  1.14      1.10      1.13*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                       3.14      1.44      1.13*
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                      105       146       100*
------------------------------------------------------------------------------------------------------------

(a) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000
Kemper International Portfolio

The broad correction in global equity markets that began in the first quarter continued throughout 2000. For the first time since the 1998 financial crisis, the outlook for global economic growth deteriorated as interest-rate hikes in the United States, Europe and Japan began to affect demand. This led to a sharp rise in stock market volatility and a reduced appetite for risk among international investors. Perceived "high-risk" segments of the market such as the highly valued "new economy" companies and emerging markets suffered a sharp sell-off, while previously unloved "old economy" sectors such as financials, health care, utilities and consumer staples benefited from this sharp swing in sentiment. Against this challenging backdrop, the Kemper International Portfolio lagged both its benchmark and its average peer. This underperformance owes largely to the global sell-off in higher-growth, higher-valuation technology, media and telecom (TMT) stocks, in which the portfolio was previously overweighted. This was perhaps most painful among our Japanese holdings, as that country's tentative economic upturn proved unsustainable during the latter half of the year. The portfolio's Korean and Taiwanese tech holdings hurt as well, despite their attractive valuations. Not surprisingly, however, a number of the portfolio's more defensive holdings, particularly blue chips, provided good support. European insurance holdings, which were significantly increased earlier in the year, also helped. Finally, there was a rebound in some cyclical commodity stocks with strong valuation support. We anticipate the environment for international equity markets will remain challenging in the months to come, and we expect the current period of uncertainty for corporate profitability to continue. As the market wrestles with declining corporate earnings against an easing interest-rate environment, we would expect the high volatility in global equity markets witnessed in the past year to persist.

Irene Cheng
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper International Portfolio from 1/6/1992 to 12/31/2000
--------------------------------------------------------------------------------

The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                  Kemper International
                       Portfolio            MSCI EAFE Index
                       ---------            ---------------

              1/6/92      10000                   10000
                          10061                    8813
                          10316                    9000
                           9625                    9135
                           9928                    8783
                          10318                    9836
                          10921                   10825
                          12065                   11543
              12/31/93    13186                   11642
                          12590                   12049
                          12725                   12665
                          13212                   12677
                          12713                   12548
                          12616                   12782
                          13218                   12875
                          14259                   13411
              12/13/95    14345                   13954
                          15406                   14358
                          15936                   14585
                          15812                   14566
                          16710                   14798
                          16884                   14566
                          18772                   16457
                          19527                   16341
              12/31/97    18291                   15061
                          20609                   17277
                          21086                   17460
                          17433                   14978
                          20123                   18073
                          20011                   18325
                          20350                   18790
                          22377                   19615
              12/31/99    29322                   22946
                          28983                   22922
                          26493                   22014
                          23947                   20238
              12/31/00    23315                   19695


--------------------------------------------------------------------------------
Average Annual Total Returns^1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Life of
For the periods ended December 31, 2000        1-year        5-year       portfolio
--------------------------------------------------------------------------------------------------------
Kemper International Portfolio                -20.49%         10.20%         9.89%      (Since 1/6/1992)
--------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

         Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

         Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Kemper International Portfolio

                                             Principal
                                            Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 3.1%
--------------------------------------------------------------------------------

 Salomon Brothers, 6.3%, to be
    repurchased at $5,689,980,                            ---------
    1/2/2001** (Cost $5,686,000) ..........   5,686,000   5,686,000
                                                          ---------

--------------------------------------------------------------------------------
Bonds 0.0%
--------------------------------------------------------------------------------

 United Kingdom
 British Aerospace plc, 7.45%,
    11/30/2003 (Producer of military                      ---------
    aircraft) (Cost $23,350) ..............      20,439      27,486
                                                          ---------

                                                Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 96.9%
--------------------------------------------------------------------------------

 Australia 1.3%
 Broken Hill Proprietary Co., Ltd. ........
    (Producer of petroleum, mineral and
    steel products) .......................     134,109   1,418,149
 WMC Ltd. (Developer of mineral
    products) .............................     209,200     893,589
                                                          ---------
                                                          2,311,738
                                                          ---------
 Belgium 1.2%
 Interbrew (Operator of brewing
    business) .............................      87,900   2,212,787
                                                          ---------
 Canada 1.7%
 Canadian National Railway Co. ............
    (Operator of railroad services) .......      63,400   1,873,278
 Nortel Networks Corp. (Provider of
    telephone, data and wireless products
    for the Internet) .....................      36,307   1,164,093
                                                          ---------
                                                          3,037,371
                                                          ---------
 Denmark 0.3%
 Infineon Technologies AG
    (Manufacturer and marketer of
    semiconductors) .......................      13,890     517,124
                                                          ---------
 France 18.6%
 AXA S.A. (Provider of insurance, finance
    and real estate services) .............      12,466   1,804,866
 Accor S.A. (Operator of hotels, travel
    agencies and restaurants) .............      16,190     684,946
 Alcatel S.A. (Manufacturer of
    transportation, telecommunication
    and energy equipment) .................      43,090   2,450,919
 Aventis S.A. (Manufacturer of life
    science products) .....................      58,469   5,139,661
 Banque Nationale de Paris (Provider of
    banking services) .....................      19,668   1,728,896


                                                                                   Shares     Value ($)
--------------------------------------------------------------------------------------------------------

 Bouygues S.A. (Developer of large
    public projects, real estate, offshore
    oil platforms and energy networks) ......................................       24,110    1,093,684
 Christian Dior (Manufacturer of luxury
    products) ...............................................................       26,451    1,269,507
 Compagnie Generale d'Industrie et de
    Participations (Producer of
    automobile components, diagnostic
    equipment and abrasive pellets) .........................................        8,767      416,236
 Credit Lyonnais S.A. (Provider of
    diversified banking services) ...........................................       43,110    1,507,711
 Etablissements Economiques du Casino
    Guichard-Perrachon S.A. (Operator
    of supermarkets and convenience
    stores) .................................................................       20,900    1,365,615
 European Aeronautic Defence*
    (Manufacturer of airplanes and
    military equipment) .....................................................        1,864       41,463
 Eurotunnel S.A.* (Designer, financer and
    constructor of a tunnel that runs
    under the English Channel and
    connects England to France) .............................................    1,665,168    1,659,438
 Lagardere S.A. (Producer of
    audiovisual and telecommunication
    services) ...............................................................        9,713      564,338
 Pinault-Printemps-Redoute S.A ..............................................
    (Operator of department stores) .........................................        4,525      973,782
 Rhodia S.A. (Manufacturer of drugs
    and chemical products) ..................................................       99,182    1,538,558
 STMicroelectronics NV (Manufacturer
    of semiconductor integrated
    circuits) ...............................................................       17,937      784,151
 Schneider Electric S.A. (Manufacturer
    of electronic components and
    automated manufacturing
    systems) ................................................................       16,314    1,191,732
 Societe BIC S.A. (Manufacturer of
    office supplies) ........................................................       32,999    1,299,596
 Suez Lyonnaise des Eaux S.A ................................................
    (Developer of water and electric
    utility) ................................................................       16,325    2,985,176
 Total Fina ELF S.A. "B" (Explorer of
    oil and natural gas) ....................................................       27,859    4,148,756
 Vivendi Universal S.A. (Provider of
    various public services) ................................................       19,927    1,313,279
                                                                                             ----------
                                                                                             33,962,310
                                                                                             ----------
 Germany 14.0%
 Allianz AG (Provider of multi-line
    insurance services) .....................................................        6,622    2,494,627
 Bayer AG (Producer of chemical
    products) ...............................................................       67,306    3,549,881
 Bayerische Hypo-und Vereinsbank
    (Provider of banking services) ..........................................       34,075    1,915,730
 Celanese AG (Manufacturer and
    distributor of industrial chemicals) ....................................        5,076       92,103
 Commerzbank AG (Provider of banking
    services) ...............................................................       23,720      680,161

    The accompanying notes are an integral part of the financial statements.

                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 Deutsche Bank AG (Registered)
    (Provider of financial services) .....       21,322    1,780,074
 Deutsche Post AG* (Provider of mail
    delivery and other services to the
    public and to businesses) ............       33,084      712,591
 Deutsche Telekom AG (Provider of
    telecommunication services) ..........       25,221      761,140
 Dresdner Bank AG (Provider of banking
    services) ............................       31,882    1,387,790
 E.On AG (Distributor of oil and
    chemicals) ...........................       91,212    5,556,792
 ERGO Versicherungs Gruppe AG
    (Provider of insurance services) .....        8,432    1,411,067
 Metro AG (Operator of building,
    clothing, electronic and food
    stores) ..............................       26,762    1,232,854
 Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered)
    (Provider of insurance services) .....        4,390    1,568,358
 SAP AG -- Vorzug (Manufacturer of
    computer software) ...................        5,688      806,414
 Siemens AG (Developer of electrical
    products) ............................       11,580    1,516,006
                                                          ----------
                                                          25,465,588
                                                          ----------
 Hong Kong 1.2%
 China Telecom Ltd.* (Provider of cellular
    telecommunication services) ..........      158,000      862,956
 Hutchison Whampoa Ltd. (Provider of
    investment services) .................       70,200      875,284
 Legend Holdings Ltd. (Manufacturer
    of computers and related
    products) ............................      440,000      276,421
 MTR Corp.* (Provider of public
    transport services in Hong Kong) .....       99,500      174,770
                                                          ----------
                                                           2,189,431
                                                          ----------
 Italy 6.2%
 Alleanza Assicurazioni SpA (Provider
    of life insurance) ...................       61,100      974,811
 Assicurazioni Generali (Provider of
    insurance and financial services) ....       80,400    3,197,375
 Banco Intesa SpA (Provider of banking
    services) ............................      471,064    2,267,499
 Holding di Partecipazioni Industraili
    SpA (Producer of apparel and sports
    footwear) ............................      410,300      508,796
 Mediobanca SpA (Provider of loans
    and credit to manufacturing and
    service firms) .......................      229,800    2,609,841
 Riunione Adriatica di Sicurta SpA
    (Provider of insurance services) .....      115,250    1,799,732
                                                          ----------
                                                          11,358,054
                                                          ----------
 Japan 19.3%
 Chugai Pharmaceutical Co., Ltd.
    (Pharmaceutical company) .............       89,000    1,476,856
 DDI Corp. (Provider of
    telecommunication services) ..........           82      394,603
 Daiwa Securities Group, Inc. (Provider
    of brokerage and other financial
    services) ............................      106,000    1,104,437
 East Japan Railway Co. (Operator of
    railroad services) ...................          350    2,048,035


                                                     Shares     Value ($)
---------------------------------------------------------------------------

 Kyocera Corp. (Manufacturer of
    ceramic packaging) .........................        4,700      511,869
 Matsushita Electric Industrial Co., Ltd.
    (Manufacturer of consumer
    electronic products) .......................      116,000    2,765,764
 Mitsubishi Estate Co., Ltd. (Provider of
    real estate services) ......................      153,000    1,630,218
 Mitsui Fudosan Co., Ltd. (Real estate
    company) ...................................      180,000    1,784,279
 Mizuho Holdings, Inc. (Provider of
    financial services) ........................          391    2,417,712
 NEC Corp. (Manufacturer of
    telecommunication and computer
    equipment) .................................       88,000    1,606,288
 NTT Docomo, Inc. (Provider of various
    telecommunication services and
    equipment) .................................          112    1,926,987
 Nikko Securities Co., Ltd. (Provider of
    broker and dealer services) ................      134,000    1,035,721
 Nintendo Co., Ltd. (Manufacturer of
    game equipment) ............................       10,200    1,602,603
 Nippon Telegraph & Telephone Corp. ............
    (Provider of telecommunication
    services) ..................................          216    1,552,559
 Nissan Motor Co., Ltd.* (Manufacturer
    of motor vehicles) .........................      233,000    1,338,987
 Nomura Securities Co., Ltd. (Provider
    of financial services) .....................      105,000    1,884,498
 Sakura Bank Ltd. (Provider of banking
    services) ..................................      292,000    1,759,651
 Sankyo Co., Ltd. (Producer of
    over-the-counter drugs ) ...................       66,000    1,579,389
 Sanyo Electric Co., Ltd. (Manufacturer
    of consumer electronics) ...................      105,000      871,179
 Sony Corp. (Manufacturer of
    consumer and industrial electronic
    equipment) .................................       21,000    1,448,908
 Sumitomo Electric Industries Ltd.
    (Manufacturer of electric wires and
    cables) ....................................       91,000    1,489,380
 Takeda Chemical Industries Ltd. ...............
    (Manufacturer of pharmaceuticals) ..........       15,000      885,590
 Toshiba Corp. (Manufacturer of electric
    machinery) .................................      125,000      834,061
 Yamanouchi Pharmaceutical Co., Ltd.
    (Manufacturer and marketer of
    pharmaceuticals) ...........................       29,000    1,251,179
                                                                ----------
                                                                35,200,753
                                                                ----------
 Korea 0.6%
 SK Telecom Co., Ltd. (Provider of
    mobile telecommunications
    services) ..................................        5,280    1,056,000
                                                                ----------
 Netherlands 6.7%
 ABN AMRO Holding NV (Provider of
    financial services) ........................       90,290    2,055,943
 Akzo Nobel NV (Producer and
    marketer of health care products,
    coatings, chemicals and fibers) ............       23,280    1,251,919
 Elsevier NV (International publisher of
    scientific, professional, business and
    consumer information books) ................       39,900      587,438

    The accompanying notes are an integral part of the financial statements.

                                             Shares     Value ($)
--------------------------------------------------------------------------------

 Equant NV* (Provider of international
    data network services) ...........       28,300      740,984
 Fortis (NL) NV (Provider of banking
    and insurance services) ..........       22,100      718,895
 Gucci Group NV (New York shares)
    (Designer and producer of personal
    luxury accessories and apparel) ..       17,400    1,539,900
 Heineken NV (Producer of beer and
    soft drinks) .....................       32,000    1,938,965
 Laurus NV (Operator of supermarkets
    and liquor stores) ...............       42,810      406,503
 Unilever NV (Manufacturer of branded
    and packaged consumer goods) .....       33,100    2,097,418
 VNU NV (Provider of international
    publishing services) .............       19,820      975,478
                                                      ----------
                                                      12,313,443
                                                      ----------
 New Zealand 0.4%
 ASM Lithography Holding NV*
    (Developer, manufacturer and
    marketer of photolithography
    projections systems) .............       33,100      752,768
                                                      ----------
 Spain 0.8%
 Telefonica S.A. (Provider of
    telecommunication services) ......       86,538    1,431,913
                                                      ----------
 Sweden 0.7%
 Ericsson LM "B" (Producer of
    advanced systems and products for
    wired and mobile communications) .      115,700    1,317,698
                                                      ----------
 Switzerland 5.0%
 Nestle S.A. (Registered) (Producer of
    food products) ...................        1,468    3,432,325
 Roche Holding AG (PC) (Manufacturer
    of pharmaceutical and chemical
    products) ........................          139    1,419,490
 Schweizerische
    Rueckversicherungs-Gesellschaft AG
    (Registered) (Provider of life
    insurance services) ..............          609    1,463,453
 UBS AG (Registered) (Provider of
    banking and asset management
    services) ........................       16,898    2,764,595
                                                      ----------
                                                       9,079,863
                                                      ----------
 Taiwan 0.0%
 GigaMedia Ltd.* (Provider of
    broadband Internet access services
    and content) .....................       17,400       47,850
                                                       ----------


                                                  Shares     Value ($)
--------------------------------------------------------------------------------

 United Kingdom 18.9%
 ARM Holdings plc* (Designer of RISC
    microprocessors and related
    technology) ..........................        57,650       435,872
 BOC Group plc (Producer of chemical
    products) ............................       119,848     1,821,214
 BP Amoco plc (Provider of oil
    internationally) .....................       349,728     2,821,845
 Bae Systems plc (Producer of
    military aircraft) ...................       276,377     1,577,518
 British Airways plc (Provider of
    passenger and cargo airline
    services) ............................       179,519     1,047,467
 British Telecom plc (Provider of
    telecommunication services) ..........       140,070     1,197,154
 Cable and Wireless plc (Provider of
    telecommunication services ) .........       121,703     1,642,095
 Diageo plc (Producer and distributor of
    food products, beer and liquor;
    owner of fast food restaurants) ......       119,399     1,338,046
 EMI Group plc (Producer of music
    recording ) ..........................       190,259     1,563,569
 GlaxoSmithKline plc (Developer,
    manufacturer and marketer of
    vaccines, prescription and
    over-the-counter medicines) ..........        72,553     2,048,920
 Granada Media plc* (Producer of TV
    programs, feature films and
    made-for-TV movies) ..................       113,834       722,886
 Prudential Corp. plc (Provider of a
    broad range of financial services) ...        58,625       943,425
 Reed International plc (Publisher of
    scientific, professional and business-
    to-business materials) ...............       433,315     4,532,218
 Reuters Group plc (Provider of
    international news and information) ..       160,822     2,722,603
 Rio Tinto plc (Developer of mining
    products) ............................       118,633     2,088,141
 Shell Transport & Trading plc
    (Provider of oil internationally) ....       382,181     3,135,093
 Vodafone Group plc (Provider of
    mobile telecommunication
    services) ............................     1,346,408     4,938,979
                                                            ----------
                                                            34,577,045
                                                            ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $169,188,551)                    176,831,736
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $174,897,901) (a)                                 182,545,222
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


At December 31, 2000, the Kemper International Portfolio had the following industry diversification:

--------------------------------------------------------------------------------
Industry                                 Value        Percent
--------------------------------------------------------------------------------
Financial ........................   $ 47,200,161      25.9%
Manufacturing ....................     22,472,069      12.3
Communications ...................     18,246,177      10.0
Consumer Staples .................     16,651,646       9.1
Service Industries ...............     10,891,457       6.0
Energy ...........................     10,105,694       5.5
Technology .......................      9,360,198       5.1
Health ...........................      8,661,424       4.7
Utilities ........................      8,541,868       4.7
Consumer Discretionary ...........      7,327,261       4.0
Transportation ...................      5,143,550       2.8
Metals and Minerals ..............      4,399,879       2.4
Durables .........................      3,789,906       2.1
Construction .....................      2,753,122       1.5
Media ............................      1,287,224       0.7
--------------------------------------------------------------------------------
Total Common Stocks                   176,831,636      96.9
--------------------------------------------------------------------------------
Money Market Instruments and Bonds      5,713,486       3.1
--------------------------------------------------------------------------------
Total Investment Portfolio           $182,545,122     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper International Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $175,022,383. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $7,522,839. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,450,696 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,927,857.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------
Investments in securities, at value (cost $174,897,901) .................   $ 182,545,222
Cash ....................................................................          52,230
Foreign currency, at value (cost $6,283) ................................           6,283
Receivable for investments sold .........................................         754,227
Dividends receivable ....................................................         106,796
Interest receivable .....................................................           3,191
Receivable for Portfolio shares sold ....................................           7,513
Foreign taxes recoverable ...............................................         323,492
Other assets ............................................................           1,000
                                                                            -------------
Total assets ............................................................     183,799,954

Liabilities
------------------------------------------------------------------------------------------
Payable for investments purchased .......................................          65,173
Payable for Portfolio shares redeemed ...................................       4,197,896
Accrued management fee ..................................................         118,945
Accrued Trustees' fees and expenses .....................................          40,222
Other accrued expenses and payables .....................................          88,534
                                                                            -------------
Total liabilities .......................................................       4,510,770
------------------------------------------------------------------------------------------
Net assets, at value                                                        $ 179,289,184
------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .....................................       1,130,287
Net unrealized appreciation (depreciation) on:
   Investments ..........................................................       7,647,321
   Foreign currency related transactions ................................          (4,471)
Accumulated net realized gain (loss) ....................................      23,686,559
Paid-in capital .........................................................     146,829,488
------------------------------------------------------------------------------------------
Net assets, at value                                                        $ 179,289,184
------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share
   ($179,289,184 / 121,747,989 outstanding shares of beneficial
   interest, $.01 par value, unlimited number                               ------------
   of shares authorized) ................................................   $      1.473
                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $177,033) ..........................   $  2,313,955
Interest (net of foreign taxes withheld of $569) ...............................        447,879
                                                                                   ------------
Total Income ...................................................................      2,761,834
                                                                                   ------------
Expenses:
Management fee .................................................................      1,583,641
Custodian fees .................................................................         65,207
Auditing .......................................................................         39,286
Legal ..........................................................................          9,942
Trustees' fees and expenses ....................................................         33,602
Reports to shareholders ........................................................         22,923
Registration fees ..............................................................          8,859
Other ..........................................................................         16,677
                                                                                   ------------
Total expenses, before expense reductions ......................................      1,780,137
Expense reductions .............................................................        (11,387)
                                                                                   ------------
Total expenses, after expense reductions .......................................      1,768,750
------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                            993,084
------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................................     24,988,523
Foreign currency related transactions ..........................................       (113,972)
                                                                                   ------------
                                                                                     24,874,551
                                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................................    (69,699,234)
Foreign currency related transactions ..........................................          5,673
                                                                                   ------------
                                                                                    (69,693,561)
------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          (44,819,010)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $(43,825,926)
------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  Years Ended December 31,
Increase (Decrease) in Net Assets                                                                 2000             1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $     993,084    $     794,530
Net realized gain (loss) on investment transactions ....................................      24,874,551       32,048,866
Net unrealized appreciation (depreciation) on investment transactions during the period      (69,693,561)      48,070,654
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................     (43,825,926)      80,914,050
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income ..................................................................            --         (2,324,133)
                                                                                           -------------    -------------
Net realized gains .....................................................................     (32,378,429)     (24,984,428)
                                                                                           -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................     469,913,549      161,883,485
Reinvestment of distributions ..........................................................      32,378,429       27,308,561
Cost of shares redeemed ................................................................    (498,429,555)    (204,365,528)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................       3,862,423      (15,173,482)
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................     (72,341,932)      38,432,007
Net assets at beginning of period ......................................................     251,631,116      213,199,109
Net assets at end of period (including undistributed net investment income of $1,130,287   -------------    -------------
   and $271,481, respectively) .........................................................   $ 179,289,184    $ 251,631,116
                                                                                           -------------    -------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................     117,313,812      125,410,668
                                                                                           -------------    -------------
Shares sold ............................................................................     286,320,067       99,135,352
Shares issued to shareholders in reinvestment of distributions .........................      17,687,525       17,966,513
Shares redeemed ........................................................................    (299,573,415)    (125,198,721)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................       4,434,177       (8,096,856)
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................     121,747,989      117,313,812
                                                                                           -------------    -------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                       2000      1999      1998      1997     1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 2.145     1.700     1.615     1.564     1.371
                                                                            -------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                  .008(a)    .007(a)   .017      .011      .011
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions           (.390)      .673      .148      .130      .212
                                                                            -------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             (.382)      .680      .165      .141      .223
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            --    (.020)    (.020)    (.020)    (.020)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                (.290)    (.215)    (.060)    (.070)    (.010)
                                                                            -------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.290)    (.235)    (.080)    (.090)    (.030)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 1.473     2.145     1.700     1.615     1.564
                                                                            -------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (20.49)    45.71     10.02      9.46     16.49
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         179       252       213       200       163
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                .84       .94       .93       .91       .96
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                 .84       .94       .93       .91       .96
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                      .47       .40       .96       .71       .89
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                     87       136        90        79        87
-----------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Kemper Variable Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers twenty-six portfolios (the "portfolio(s)").

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. During the period, the Kemper Government Securities Portfolio purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Kemper Government Securities Portfolio wrote put options on securities as a temporary substitute for purchasing selected investments and to enhance potential gain.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available.

Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Kemper Government Securities Portfolio purchased interest rate futures to manage the duration of the portfolio; the KVS Index 500 Portfolio purchased securities index futures as a temporary substitute for purchasing selected investments. In addition, the Kemper Government Securities Portfolio, Kemper High Yield Portfolio and KVS Dreman High Return Equity Portfolio sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Kemper Strategic Income Portfolio and Kemper International Portfolio utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2000 the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates:

     Portfolio                                         Capital Loss   Expiration
                                                     Carryforward ($)    Date
     ---------------------------------------------------------------------------
     Kemper Government Securities Portfolio .........     2,526,000   12/31/2002
                                                            524,000   12/31/2004
                                                            116,000   12/31/2006
                                                          1,797,000   12/31/2007
                                                            933,000   12/31/2008
     Kemper Investment Grade Bond Portfolio .........       946,000   12/31/2007
                                                          2,780,000   12/31/2008
     Kemper High Yield Portfolio ....................     6,999,000   12/31/2002
                                                          2,026,000   12/31/2003
                                                         12,052,000   12/31/2007
                                                         16,113,000   12/31/2008
     Kemper Technology Growth Portfolio .............     8,613,000   12/31/2008
     Kemper Blue Chip Portfolio .....................     2,007,000   12/31/2006
                                                          2,837,000   12/31/2008
     Kemper Aggressive Growth Portfolio .............     3,153,000   12/31/2008
     Kemper Contrarian Value Portfolio ..............    20,400,000   12/31/2008
     KVS Dreman High Return Equity Portfolio ........       771,000   12/31/2008
     KVS Focused Large Cap Growth Portfolio .........     1,336,000   12/31/2008
     KVS Growth and Income Portfolio ................     3,871,000   12/31/2008
     KVS Growth Opportunities Portfolio .............     2,379,000   12/31/2008
     KVS Index 500 Portfolio ........................       448,000   12/31/2008
     Kemper Small Cap Value Portfolio ...............     3,910,000   12/31/2007
     Kemper Strategic Income Portfolio ..............       177,000   12/31/2007
                                                            153,000   12/31/2008
     Kemper New Europe Portfolio ....................       131,000   12/31/2008

In addition, from November 1, 2000 through December 31, 2000, the following portfolios approximately incurred net realized capital losses as follows:

     Portfolio                                                   Net Realized
                                                               Capital Loss ($)
     ---------------------------------------------------------------------------
     Kemper Investment Grade Bond Portfolio .........                13,000
     Kemper High Yield Portfolio ....................             1,722,000
     Kemper Blue Chip Portfolio .....................               353,000
     Kemper Growth Portfolio ........................            11,701,000
     Kemper Aggressive Growth Portfolio .............             1,007,000
     Kemper Horizon 20+  Portfolio ..................               101,000
     Kemper Horizon 10+ Portfolio ...................               359,000
     Kemper Horizon 5 Portfolio .....................               205,000
     Kemper Small Cap Growth Portfolio ..............            17,300,000
     Kemper Technology Growth Portfolio .............            33,192,000
     Kemper Value+Growth Portfolio ..................                72,000
     KVS Focused Large Cap Growth Portfolio .........               276,000
     KVS Growth and Income Portfolio ................             1,400,000
     KVS Growth Opportunities Portfolio .............                45,000
     KVS Index 500 Portfolio ........................               175,000
     Kemper Small Cap Value Portfolio ...............               730,000
     Kemper Global Blue Chip Portfolio ..............               653,000
     Kemper New Europe Portfolio ....................               118,000
     Kemper International Portfolio .................             1,507,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2001. Distribution of Income and Gains.

Distributions of net investment income, if any, for all portfolios except the Kemper Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

All the net investment income of the Kemper Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. Net investment income includes all realized gains (losses) on portfolio securities.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

Expenses. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Other Trust expenses are allocated between the portfolios in proportion to their relative net assets.

B. Investment Transactions

For the year ended December 31, 2000, investment transactions (excluding short-term instruments) are as follows:

                                                                                Proceeds
     Portfolio                                              Purchases ($)     from sales ($)
     ---------------------------------------------------------------------------------------
     Kemper Government Securities Portfolio ............    238,956,523       239,527,202
     Kemper Investment Grade Bond Portfolio ............    213,547,425       205,005,521
     Kemper High Yield Portfolio .......................    170,964,993       198,329,451
     Kemper Total Return Portfolio .....................    936,229,199       999,239,581
     Kemper Blue Chip Portfolio ........................    236,919,734       173,731,247
     Kemper Growth Portfolio ...........................    443,077,837       461,742,659
     Kemper Aggressive Growth Portfolio ................     75,083,980        29,846,157
     Kemper Horizon 20+ Portfolio ......................     24,160,000        30,118,868
     Kemper Horizon 10+ Portfolio ......................     39,682,217        49,384,673
     Kemper Horizon 5 Portfolio ........................     22,356,718        27,818,207
     Kemper Small Cap Growth Portfolio .................    462,901,932       376,539,945
     Kemper Technology Growth Portfolio ................    458,157,464       205,176,086
     Kemper Value+Growth Portfolio .....................     60,155,947        85,303,578
     Kemper Contrarian Value Portfolio .................    105,419,479       151,725,365
     KVS Dreman High Return Equity Portfolio ...........     61,256,412        36,390,139
     KVS Focused Large Cap Growth Portfolio ............     77,075,050        47,722,168
     KVS Growth and Income Portfolio ...................    104,986,649        18,726,575
     KVS Growth Opportunities Portfolio ................    146,853,935        10,502,592
     KVS Index 500 Portfolio ...........................     94,370,841        14,073,795
     Kemper Small Cap Value Portfolio ..................     29,782,292        42,922,099
     KVS Dreman Financial Services Portfolio ...........     29,659,734         4,539,619
     Kemper Strategic Income Portfolio .................     13,440,165         9,659,479
     Kemper Global Blue Chip Portfolio .................     26,615,828        12,434,473
     Kemper New Europe Portfolio .......................     16,773,710         9,387,731
     Kemper International Portfolio ....................    178,534,254       192,634,080

For the year ended December 31, 2000, transactions for written options were as follows for the Kemper Government Securities Portfolio:

                                                  Contracts        Premium ($)
     ---------------------------------------------------------------------------
     Beginning of period .........................      9               930
     Written .....................................     26            17,069
     Expired .....................................      4               414
     Closed ......................................     31            17,585
                                                  -------           -------
     End of period ...............................     --                --
                                                  -------           -------
C. Transactions with Affiliates

Management Agreement. Under the Trust's management agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("Scudder") the portfolios pay a monthly investment management fee, based on the average daily net assets of each portfolio, payable monthly, at the annual rates shown below:

                                                               Annual Management
     Portfolio                                                     Fee Rate
     ---------------------------------------------------------------------------
     Kemper Money Market Portfolio ...........................       0.50%
     Kemper Government Securities Portfolio ..................       0.55%
     Kemper Investment Grade Bond Portfolio ..................       0.60%
     Kemper High Yield Portfolio .............................       0.60%
     Kemper Total Return Portfolio ...........................       0.55%
     Kemper Blue Chip Portfolio ..............................       0.65%
     Kemper Growth Portfolio .................................       0.60%
     Kemper Horizon 20+ Portfolio ............................       0.60%
     Kemper Horizon 10+ Portfolio ............................       0.60%
     Kemper Horizon 5 Portfolio ..............................       0.60%
     Kemper Small Cap Growth Portfolio .......................       0.65%
     Kemper Value+Growth Portfolio ...........................       0.75%
     Kemper Contrarian Value Portfolio .......................       0.75%
     Kemper Small Cap Value Portfolio ........................       0.75%
     Kemper International Portfolio ..........................       0.75%

From December 31, 1999 to April 30, 2000, the Kemper Strategic Income Portfolio paid Scudder a monthly investment management fee, based on an annual rate of 0.75% of the average daily net assets of the portfolio. Effective May 1, 2000, the portfolio's Board of Trustees approved a new investment management fee, based on an annual rate of 0.65% of the average daily net assets of the portfolio.

The Kemper Aggressive Growth Portfolio, Kemper Technology Growth Portfolio, KVS Dreman High Return Equity Portfolio and KVS Dreman Financial Services Portfolio each pay Scudder a graduated investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                          Annual Management
     Average Daily Net Assets of the Portfolio                 Fee Rate
     ------------------------------------------------------------------------
     $0-$250 million .....................................      0.75%
     $250 million-$1 billion .............................      0.72%
     $1 billion-$2.5 billion .............................      0.70%
     $2.5 billion-$5 billion .............................      0.68%
     $5 billion-$7.5 billion .............................      0.65%
     $7.5 billion-$10 billion ............................      0.64%
     $10 billion-$12.5 billion ...........................      0.63%
     Over $12.5 billion ..................................      0.62%

For the year ended December 31, 2000, the portfolios incurred the following management fees:

                                                      Management       Fees Waived   Effective
                                                          Fee           by Scudder      Rate
     Portfolio                                        Imposed ($)          ($)          (%)
     -----------------------------------------------------------------------------------------
     Kemper Aggressive Growth Portfolio ...........     323,018             --        0.75
     Kemper Technology Growth Portfolio ...........   1,713,634             --        0.75
     KVS Dreman High Return Equity Portfolio ......     894,029             --        0.75
     KVS Dreman Financial Services Portfolio ......     283,626             --        0.75

KVS Focused Large Cap Growth Portfolio, KVS Growth and Income Portfolio and KVS Growth Opportunities Portfolio each pay Scudder a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                       Annual Management
     Average Daily Net Assets of the Portfolio              Fee Rate
     -----------------------------------------------------------------------
     $0-$250 million ..................................       0.950%
     $250 million-$500 million ........................       0.925%
     $500 million-$1 billion ..........................       0.900%
     $1 billion-$2.5 billion ..........................       0.875%
     Over $2.5 billion ................................       0.850%

For the year ended December 31, 2000, the portfolios incurred the following management fees:

                                                      Management       Fees Waived   Effective
                                                          Fee           by Scudder      Rate
     Portfolio                                        Imposed ($)          ($)          (%)
     -----------------------------------------------------------------------------------------
     KVS Focused Large Cap Portfolio ...............     148,329             --        0.95
     KVS Growth and Income Portfolio ...............     634,219             --        0.95
     KVS Growth Opportunities Portfolio ............     822,347             --        0.95

From December 31, 1999 to July 31, 2000, the KVS Index 500 Portfolio pays Scudder a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                          Annual Management
     Average Daily Net Assets of the Portfolio                 Fee Rate
     ------------------------------------------------------------------------
     $0-$200 million ....................................      0.450%
     $200 million-$750 million ..........................      0.420%
     $750 million-$2 billion ............................      0.400%
     $2 billion-$5 billion ..............................      0.380%
     Over $5 billion ....................................      0.350%

Effective August 1, 2000, the portfolio's Board of Trustees approved a new investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                            Annual Management
     Average Daily Net Assets of the Portfolio                   Fee Rate
     --------------------------------------------------------------------------
     $0-$200 million ......................................      0.440%
     $200 million-$750 million ............................      0.400%
     $750 million-$2 billion ..............................      0.380%
     $2 billion-$5 billion ................................      0.365%
     Over $5 billion ......................................      0.335%

For the year ended December 31, 2000, KVS Index 500 Portfolio paid Scudder its management fee amounting to $250,557, which was equivalent to an annual effective rate of 0.34%.

From December 31, 1999 to May 31, 2000, the Kemper Global Blue Chip Portfolio paid Scudder a graduated investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                          Annual Management
     Average Daily Net Assets of the Portfolio                 Fee Rate
     -------------------------------------------------------------------------
     $0-$250 million ....................................        1.00%
     $250 million-$1 billion ............................        0.95%
     Over $1 billion ....................................        0.90%

Effective June 1, 2000, the portfolio's Board of Trustees approved a new investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                           Annual Management
     Average Daily Net Assets of the Portfolio                  Fee Rate
     --------------------------------------------------------------------------
     $0-$250 million .....................................        1.00%
     $250 million-$750 million ...........................        0.95%
     $750 million-$1.5 billion ...........................        0.90%
     $1.5-$3 billion .....................................        0.85%
     Over $3 billion .....................................        0.80%

For the year ended December 31, 2000, Kemper Global Blue Chip Portfolio paid Scudder its management fee amounting to $220,642, after an expense reduction of $38,937, which was equivalent to an annual effective rate of 0.85%.

From December 31, 1999 to May 31, 2000, the Kemper New Europe Portfolio paid the investment manager an investment management fee, payable monthly, based on an annual rate of 1% of the average daily net assets of the portfolio. Effective June 1, 2000, the portfolio's Board of Trustees approved a new investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                           Annual Management
      Average Daily Net Assets of the Portfolio                Fee Rate
     ------------------------------------------------------------------------
     $0-$250 million .....................................      1.00%
     $250 million-$750 million ...........................      0.95%
     $750 million-$1.5 billion ...........................      0.90%
     $1.5-$3 billion .....................................      0.85%
     Over $3 billion .....................................      0.80%

For the year ended December 31, 2000, Scudder did not impose any of its management fee amounting to $97,861.

In addition, Scudder has temporarily agreed to absorb certain operating expenses of the portfolio. Under these arrangements, Scudder waived and absorbed expenses of $7,521 for the year ended December 31, 2000.

Dreman Value Management, L.L.C. serves as sub-advisor with respect to the investment and reinvestment of assets in the KVS Dreman High Return Equity and KVS Dreman Financial Services Portfolios, and is paid by Scudder for its services.

Eagle Asset Management, Inc., serves as sub-advisor with respect to the investment and reinvestment of assets in the KVS Focused Large Cap Growth Portfolio, and is paid by Scudder for its services.

Janus Capital Corporation serves as sub-advisor with respect to investment and reinvestment of assets in the KVS Growth and Income and KVS Growth Opportunities Portfolios, and is paid by Scudder for its services.

Bankers Trust Company serves as sub-advisor with respect to investment and reinvestment of assets in the KVS Index 500 Portfolio, and is paid by Scudder for its services.

Scudder Investments Ltd. (U.K.), serves as sub-advisor with respect to foreign securities investments in the Kemper International and Kemper Strategic Income Portfolios, and is paid by Scudder for its services.

Fund Accounting Agent. Scudder Fund Accounting Corporation (SFAC), is responsible for determining the daily net asset value per share and maintaining the general accounting records of each portfolio. For the year ended December 31, 2000, SFAC received the following fee for its services for the following portfolios:


                                                                       Fees Waived   Unpaid at
                                                          Fee           by Scudder  December 31,
     Portfolio                                        Imposed ($)          ($)           2000
     -----------------------------------------------------------------------------------------
     Kemper Aggressive Growth Portfolio ...........     40,349             --              --
     Kemper Technology Growth Portfolio ...........     38,043             --           4,576
     KVS Dreman High Return Equity Portfolio ......     44,664             --           4,307
     KVS Focused Large Cap Growth Portfolio .......         --         37,564              --
     KVS Growth and Income Portfolio ..............         --         40,110              --
     KVS Growth Opportunities Portfolio ...........         --         37,637              --
     KVS Index 500 Portfolio ......................         --        171,846              --
     KVS Dreman Financial Services Portfolio ......     32,084             --              --
     Kemper Global Blue Chip Portfolio ............     18,875         30,777              --
     Kemper New Europe Portfolio ..................         --         41,336              --

Officers and Trustees. Certain officers or trustees of the Trust are also officers or directors of Scudder. For the year ended December 31, 2000, the Trust made no direct payments to its officers and incurred trustees' fees of $468,043 to independent trustees. In addition, a one-time fee was accrued for payment to those trustees not affiliated with the Advisor who are not standing for re-election. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear a portion of such costs.

                                                       Fee        Fees Waived
     Portfolio                                      Imposed ($)   by Scudder ($)
     ---------------------------------------------------------------------------
     Kemper Money Market Portfolio ................    10,252          5,126
     Kemper Government Securities Portfolio .......     8,380          4,190
     Kemper Investment Grade Bond Portfolio .......     6,574          3,287
     Kemper High Yield Portfolio ..................    11,318          5,659
     Kemper Total Return Portfolio ................    16,974          8,487
     Kemper Blue Chip Portfolio ...................     9,690          4,845
     Kemper Growth Portfolio ......................    14,950          7,475
     Kemper Aggressive Growth Portfolio ...........     5,210          2,605
     Kemper Small Cap Growth Portfolio ............    10,556          5,278
     Kemper Technology Growth Portfolio ...........     9,490          4,745
     Kemper Value+Growth Portfolio ................     8,832          4,416
     Kemper Contrarian Value Portfolio ............     9,740          4,870
     KVS Dreman High Return Equity Portfolio ......     7,830          3,915
     KVS Focused Large Cap Growth Portfolio .......     3,476          1,738
     KVS Growth and Income Portfolio ..............     6,180          3,090
     KVS Growth Opportunities Portfolio ...........     6,574          3,287
     KVS Index 500 Portfolio ......................     6,506          3,253
     Kemper Small Cap Value Portfolio .............     7,050          3,525
     KVS Dreman Financial Services Portfolio ......     4,994          2,497
     Kemper Strategic Income Portfolio ............     2,966          1,483
     Kemper Global Blue Chip Portfolio ............     4,632          2,316
     Kemper New Europe Portfolio ..................     3,362          1,681
     Kemper International Portfolio ...............     9,932          4,966

D. Expense Off-Set Arrangements

The portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolio's expenses. During the year ended December 31, 2000, the portfolios' custodian fees were reduced as follows under these arrangements:

     Portfolio                                                   Amount ($)
     -------------------------------------------------------------------------
     Kemper Money Market Portfolio ........................       11,909
     Kemper Government Securities Portfolio ...............          835
     Kemper Investment Grade Bond Portfolio ...............          366
     Kemper High Yield Portfolio ..........................        4,422
     Kemper Total Return Portfolio ........................        4,910
     Kemper Blue Chip Portfolio ...........................          673
     Kemper Growth Portfolio ..............................        1,588
     Kemper Aggressive Growth Portfolio ...................          636
     Kemper Horizon 20+ Portfolio .........................          234
     Kemper Horizon 10+ Portfolio .........................          346
     Kemper Horizon 5 Portfolio ...........................          316
     Kemper Small Cap Growth Portfolio ....................        9,082
     Kemper Technology Growth .............................        5,970
     Kemper Value+Growth Portfolio ........................          400
     Kemper Contrarian Value Portfolio ....................          541
     KVS Dreman High Return Equity Portfolio ..............          847
     KVS Focused Large Cap Growth Portfolio ...............        9,727
     KVS Growth and Income Portfolio ......................       16,721
     KVS Growth Opportunities Portfolio ...................        9,211
     KVS Index 500 Portfolio ..............................          401
     Kemper Small Cap Value Portfolio .....................          452
     KVS Dreman Financial Services Portfolio ..............        2,007
     Kemper Strategic Income Portfolio ....................        1,615
     Kemper International Portfolio .......................        6,421

E. Commitments

As of December 31, 2000, the portfolio had entered into the following forward foreign currency exchange contracts resulting in the following:

     Kemper Strategic Income Portfolio:

                                                                            Net Unrealized
                                                                              Appreciation
                                                           Settlement        (Depreciation)
     Contracts to Deliver          In Exchange For            Date              (U.S.$)
     -------------------------------------------------------------------------------------
     GBP           157,236       USD           226,734        1/30/01            (8,328)
     JPY        16,788,017       USD           158,079        1/30/01             10,773
     EUR           499,360       USD           433,170         2/8/01           (37,111)
                                                                              ----------
                                                                                (34,666)
                                                                              ----------

     Abbreviations
     -----------------------------
     USD    United States Dollar
     GBP    Great British Pound
     EUR    Euro
     JPY    Japanese Yen

F. Line of Credit

The Trust and several Kemper funds (the "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Under the agreement the following portfolios may borrow up to a maximum percentage of their net assets.

     Portfolio                                               Facility
                                                         Borrowing Limit
     --------------------------------------------------------------------
     Kemper Money Market Portfolio .....................        33%
     Kemper Government Securities Portfolio ............         33
     Kemper Investment Grade Bond Portfolio ............         33
     Kemper High Yield Portfolio .......................         33
     Kemper Total Return Portfolio .....................         33
     Kemper Blue Chip Portfolio ........................         33
     Kemper Growth Portfolio ...........................         33
     Kemper Aggressive Growth Portfolio ................          5
     Kemper Horizon 20+ Portfolio ......................         33
     Kemper Horizon 10+ Portfolio ......................         33
     Kemper Horizon 5 Portfolio ........................         33
     Kemper Small Cap Growth Portfolio .................         33
     Kemper Technology Growth ..........................          5
     Kemper Value+Growth Portfolio .....................         33
     Kemper Contrarian Value Portfolio .................         33
     KVS Dreman High Return Equity Portfolio ...........         33
     KVS Focused Large Cap Growth Portfolio ............          5
     KVS Growth and Income Portfolio ...................          5
     KVS Growth Opportunities Portfolio ................          5
     KVS Index 500 Portfolio ...........................          5
     Kemper Small Cap Value Portfolio ..................         33
     KVS Dreman Financial Services Portfolio ...........         33
     Kemper Strategic Income Portfolio .................         33
     Kemper Global Blue Chip Portfolio .................          5
     Kemper New Europe Portfolio .......................          5
     Kemper International Portfolio ....................         33

G. Plan of Reorganization

The Boards of each Portfolio (identified in the chart below under the heading "Acquired Portfolio") recently approved an Agreement and Plan of Reorganization (the "Reorganization") between each Acquired Portfolio and the corresponding Acquiring Portfolio identified in the chart below, pursuant to which Acquiring Portfolio would acquire all or substantially all of the assets and liabilities of the Acquired Portfolio in exchange for shares of the corresponding Acquiring Portfolio. Each Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the applicable Acquired Portfolio. A special meeting of the shareholders of each Acquired Portfolio to approve the Reorganization will be held on or about March 14, 2001.

As a result of the Reorganization, each shareholder of the Acquired Portfolio will become a shareholder of the corresponding Acquiring Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the applicable Acquired Portfolio as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Acquired Portfolio fail to approve the Reorganization, the Acquired Portfolio will continue to operate and the Portfolio's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

                                                                                Proposed
                                                                             Reorganization
Acquired Portfolio      Acquiring Portfolio                                        Date
-------------------------------------------------------------------------------------------------
Kemper Horizon 20+      Kemper Total Return Portfolio                          April 30, 2001
Kemper Horizon 10+      Kemper Total Return Portfolio                          April 30, 2001
Kemper Horizon 5        Kemper Total Return Portfolio                          April 30, 2001
Kemper Growth Portfolio Scudder Variable Life Large Company Growth               May 1, 2001

H. Adoption of New Accounting Principle

The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Trust to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Trust will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Trust's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Trust estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of Kemper High Yield Portfolio's investments (but not the market value) by approximately $771,000. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Portfolio estimates that net investment income would have decreased by approximately $367,000 or $.001 per share (.11% of average net assets), and realized and unrealized gain (loss) per share would have increased (decreased) by the same amount.

Report of Independent Auditors
--------------------------------------------------------------------------------

     The Board of Trustees and the Shareholders of Kemper Variable Series:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Kemper Money Market, Kemper Government Securities, Kemper Investment Grade Bond, Kemper High Yield, Kemper Total Return, Kemper Blue Chip, Kemper Growth, Kemper Aggressive Growth, Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5, Kemper Small Cap Growth, Kemper Technology Growth, Kemper Value+Growth, Kemper Contrarian Value, KVS Dreman High Return Equity, KVS Focused Large Cap Growth, KVS Growth and Income, KVS Growth Opportunities, KVS Index 500, Kemper Small Cap Value, KVS Dreman Financial Services, Kemper Strategic Income, Kemper Global Blue Chip, Kemper New Europe and Kemper International Portfolios, comprising the Kemper Variable Series (the "Trust") as of December 31, 2000, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Kemper Variable Series at December 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

     Chicago, Illinois                                         ERNST & YOUNG LLP
     February 8, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

The following portfolios paid distributions from net long-term capital gains during the year ended December 31, 2000:

Portfolio                                    Distribution      % representing
                                            per share ($)      20% rate gains
------------------------------------------------------------------------------
Kemper Total Return Portfolio ...............    .135               100%
Kemper Growth Portfolio .....................    .340               100%
Kemper Horizon 20+ Portfolio ................    .065               100%
Kemper Horizon 10+ Portfolio ................    .050               100%
Kemper Horizon 5 Portfolio ..................    .030               100%
Kemper Small Cap Growth Portfolio ...........    .120               100%
Kemper Value+Growth Portfolio ...............    .075               100%
Kemper Contrarian Value Portfolio ...........    .140               100%
KVS Dreman High Return Equity Portfolio .....    .010               100%
KVS Index 500 Portfolio .....................    .005               100%
KVS Dreman Financial Services Portfolio .....    .002               100%
Kemper Global Blue Chip Portfolio ...........    .008               100%
Kemper International Portfolio ..............    .190               100%

Pursuant to Section 852 of the Internal Revenue Code, the following portfolios designate capital gain dividends for the year ended December 31, 2000 as follows:

Portfolio                                    Capital Gain       % representing
                                             Dividends ($)      20% rate gains
-------------------------------------------------------------------------------
Kemper Total Return Portfolio ............     32,609,000            100%
Kemper Growth Portfolio ..................     46,500,000            100%
Kemper Horizon 20+ Portfolio .............        169,000            100%
Kemper Horizon 10+ Portfolio .............        573,000            100%
Kemper Small Cap Growth Portfolio ........     30,500,000            100%
Kemper Value+Growth Portfolio ............     10,335,000            100%
Kemper Global Blue Chip Portfolio ........        824,000            100%
Kemper International Portfolio ...........     12,110,000            100%

For corporate shareholders, the following percentage of income dividends paid during the following portfolios' fiscal year ended December 31, 2000 qualified for the dividends received deduction:

Portfolio                                                              %
--------------------------------------------------------------------------------
Kemper Total Return Portfolio ...............................          16
Kemper Horizon 20+ Portfolio ................................          15
Kemper Horizon 10+ Portfolio ................................          10
Kemper Horizon 5 Portfolio ..................................           5
Kemper Contrarian Value Portfolio ...........................          62
KVS Dreman High Return Equity Portfolio .....................          91
KVS Index 500 Portfolio .....................................         100
Kemper Small Cap Value Portfolio ............................         100
KVS Dreman Financial Services Portfolio .....................         100
Kemper Global Blue Chip Portfolio ...........................         100

Kemper International Portfolio paid foreign taxes of $318,882 and earned $1,047,928 of foreign source income during the year ended December 31, 2000. Pursuant to section 853 of the Internal Revenue Code, Kemper International Portfolio designates $0.003 per share as foreign taxes paid and $0.009 per share as income earned from foreign sources for the year ended December 31, 2000.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

This annual report must be preceded or accompanied by the current prospectus.

These portfolios are only available as variable subaccount options in a variety of variable annuities and life products and are not available for direct investment. Variable annuities and variable universal life are long-term, tax-deferred vehicles that have insurance features, such as annuitization options and death benefits.





Investment Manager:
Zurich Scudder Investments, Inc.
222 South Riverside Plaza Chicago, IL 60606
(Tel) 800-778-1482



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